UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07989

Metropolitan West Funds

(Exact name of registrant as specified in charter)

865 South Figueroa Street

Los Angeles, CA 90017

(Address of principal executive offices) (Zip code)

Metropolitan West Funds

865 South Figueroa Street

Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-1050

Date of fiscal year end: March 31

Date of reporting period: September 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

METROPOLITAN WEST FUNDS

Dear Fellow Shareholder,

We thank you for your continued investment with the Metropolitan West Funds. In this report, we are pleased to disclose that flows to the Funds remained robust through the recent six-month period such that the assets under management neared $15 billion, up from $10 billion to start 2010.

The September 30, 2010, Semi-Annual Report for the Metropolitan West Funds covers the following:

Metropolitan West Ultra Short Bond Fund	M-Class (MWUSX), I-Class (MWUIX)
Metropolitan West Low Duration Bond Fund	M-Class (MWLDX), I-Class (MWLIX),
Administrative-Class (MWLNX)
Metropolitan West Intermediate Bond Fund	M-Class (MWIMX), I-Class (MWIIX)
Metropolitan West Total Return Bond Fund	M-Class (MWTRX), I-Class (MWTIX),
Administrative-Class (MWTNX)
Metropolitan West High Yield Bond Fund	M-Class (MWHYX), I-Class (MWHIX)
Metropolitan West Strategic Income Fund	M-Class (MWSTX), I-Class (MWSIX)
Metropolitan West AlphaTrak 500 Fund	M-Class (MWATX)

Economic Review and Market Environment

After a hiatus in April and May, risk appetites appeared to return to the investment markets during the third quarter of 2010, despite ongoing indicators of slow economic growth, as investors appeared to internalize the deep commitment of the Federal Reserve to avert contraction (the feared “double dip”). With joblessness remaining uncomfortably near 10%, a downward revision to gross domestic product (“GDP”), and an absence of inflation-spurring expectations for a second round of quantitative easing (“QE2”) by the federal government (“Fed”), markets rallied across the spectrum in anticipation. Though unclear as to the degree and contours of any would-be stimulus, the heightened expectations fueled an 11% return to the S&P 500, 9% in September alone, as trading intensity picked up following the return from summer vacations. Closer to home in the bond market, prices climbed with high yield and commercial mortgage-backed securities (“CMBS”) gaining more than 6% for the quarter. Meanwhile, even U.S. Treasury issues gained as investors looked to get in front of one potential form of QE2 that would have the Fed on the buying end of massive amounts of government debt. The broad U.S. Treasury market returned 2.7%, as the 5-year yield fell 50 basis points to 1.26% to close the quarter, while the 10-year hit a low of 2.4% a week later.

Notwithstanding the strong technical conditions driving returns in the third quarter, fundamental improvements persisted in the corporate sector and developed in the housing market. Default rates have fallen sharply for both investment grade and sub-investment grade companies, as balance sheets reflect the virtues of cost cutting, most particularly restraint in the areas of new capital expenditures and additional staffing, and extending debt maturities while the markets have been accommodating. One obvious benefit is that defaults among high yield companies have receded to $12.9 billion in 2010 so far, after reaching $185 billion in 2009’s post-crisis purge. A further benefit is that profitability has been on the upswing, with annualized after-tax corporate income hitting an all-time record in the second quarter.

In the admittedly more deeply challenged housing market, the rate of mortgage holders going from current to 60 days delinquent continues to fall (and has declined sharply from the late 2008 highs). Though home sales and pricing have not indicated a clear upturn, some stability – perhaps fragile – has been revealed, potentially setting the stage for steady recovery, but no return of the past frenzy, to be sure. Translating back to the residential mortgage-backed securities (“RMBS”) market, performance has benefitted as cash flow projections have been improved and discount rates have eased. The presence of committed investors, such as those sponsored by the Public-Private Investment Program has certainly helped, as the sponsorship that abandoned the market in 2007 and 2008 has begun to be reestablished. No doubt, the staying power of that commitment will be tested on occasion as these periodic revelations of past excesses emerge. To that point, as the quarter ended, irregularities in mortgage underwriting called into question the technical propriety of certain foreclosure practices, and banks heeded calls for a temporary moratorium, to sort out the issues and put paperwork in order. While expectations are for a reasonably expeditious resolution, the developments could have the impact of slowing down the foreclosure timeline and potentially lifting severities.

The Economy and Market Ahead

The end-game for 2010 in the financial markets will almost certainly be guided by the Fed’s bold actions or, in the absence of consensus between the inflation hawks and doves of the Fed’s Open Market Committee (“FOMC”), the confidence instilled with the statements that accompany more limited action. Predictions for the upcoming midterm election strongly suggest that fiscal stimulus options (save perhaps some tax relief) are exhausted, leaving the Fed somewhat alone at the helm. Given the responsibility and the still-challenged economy, the expectation is that monetary policy will continue to tack toward a goal that minimizes the

Semi-Annual Report September 2010 / 1

double dip scenario and accompanying deflation risks. As a result, focus will be on the much-anticipated November FOMC meeting and the style of quantitative easing that will be announced: shock and awe, gradual, or unconventional modes of capital formation. Regardless of the approach, the stimulus to-date, as well as that under consideration, is inflationary and can be expected to deliver a weaker dollar and a broadly higher price level, not just commodities, at some point.

From a strategy perspective, Fund positioning remains consistent, though marginal adjustments have been made in recognition of the pricing environment to maintain the risk-adjusted yield profile. Duration remains short that of the benchmark reflecting a defensive stance on inflation, and little sacrifice in overall yield. Having captured significant benefits from the bulleted maturity emphasis over the last few quarters, the underweight to the long end of the yield curve will be moderated, though certainly not to an overweight and a barbell orientation. Exposure toAgency MBS was raised to near-neutral during the quarter, though the composition, favoring recent-issue 3.5%-coupon and 15-year MBS, is designed to bear lower price premiums (relative to par) in the case of increased refinancing. The overweight in non-Agency RMBS will remain, as our view of the foreclosure challenges is that pricing may experience a point or two of downward adjustment, but not enough to overcome what remains a compelling risk-adjusted value. CMBS exposure, which has been reduced due to strong relative performance in 2009 and year-to-date, remains a modest overweight with continuing focus on senior tranches at the top of the capital structure. The corporate overweight continues with financial issuers representing the preponderance of the exposure. On top of improved balance sheets, an additional thesis on the allocation to financials is predicated on relative scarcity of subordinated debt, particularly as these face calls due to updated regulatory capital rules. While industrials have, too, experienced improved credit fundamentals, pricing has richened up to inform a substantial underweight. Remaining exposure is tilted toward credit issues with strong asset coverage, such as airline-enhanced equipment trust certificates (“EETCs”) and regulated gas pipeline companies, as well as government-subsidized taxable municipal BuildAmerica Bonds with sufficient protection and good risk-adjusted yields.

Data sources for the discussion above include Bloomberg, Barclays, and Merrill Lynch.

Fund Results

General Performance Commentary

As we noted in our March 31, 2010 Annual Report, a general underweight to U.S. Treasury issues was favorable to performance as the corporate, mortgage- and asset-backed sectors had seen risk premiums sharply decline, generating significant outperformance relative to U.S. Treasury and other “full faith and credit” government issues. With the rally among the spread sectors at least 12 months in running at that point, our value orientation moved us to scale back risk profiles across the Funds, elevating quality and liquidity with a view that better buying opportunities would materialize. When market volatility picked up on fears of a sovereign debt crisis in Europe, the Funds benefitted in two ways, one in experiencing less adverse performance impact relative to the indexes and fund peers, and two, by having liquidity to invest in securities offering better risk-adjusted return potential, subsequent to the pricing adjustment in late April and May.

Overall, the Funds posted favorable returns in the latest six-month reporting period, with outperformance fueled by bottom-up sector allocation and security selection. Among the themes that contributed were ongoing investments in non-Agency RMBS, which have experienced price appreciation, first as cash flow discount rates have fallen, and then as expectations for collateral performance normalize from the excessively pessimistic expectations borne of the 2007 and 2008 housing market crisis. Allocations to CMBS, too, have contributed to performance, as that market has recovered. Among corporates, an overweight to financial issuers, in particular banking behemoths and insurers, has added performance relative to the indexes as the steep yield curve continues to foster the type of balance sheet profile preferred by creditors, such as the MetWest Funds. Finally, while the HighYield Bond Fund has experienced a modest recent performance deficit to the benchmark, longer term returns reflect a premium. The short-term lag has been a function of a higher portfolio quality during a period when markets have delivered outsized returns to the lower rating tiers, somewhat inexplicably given the sluggish pace of economic activity and still-challenged outlook. Nevertheless, the positioning of the portfolio is predicated on a full-cycle orientation, with expectations that the cautious approach will bear return benefits in an environment characterized by persistently lower GDP growth.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Due to recent favorable market conditions, some of the Funds have experienced an unusually high-performance which may not be sustainable or repeated in the future. Performance data current to the most recent month-end may be obtained at www.mwamllc.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The net expense ratio reflects a contractual agreement by the adviser to reduce its fees and/or absorb expenses to limit the Fund’s total annual operating expenses until March 31, 2011. Without fee waivers, returns would have been lower. For additional expense ratio information, please refer to the Financial Highlights section of the report.

2 / Semi-Annual Report September 2010

Metropolitan West Ultra Short Bond Fund

M-Class (MWUSX), I-Class (MWUIX)

	Performance Through September 30, 2010
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWUSX (Inception: June 30, 2003)	5.17%	13.11%	-0.86%	1.07%	–	2.22%
Merrill Lynch 1-Year U.S. Treasury Index	0.51%	0.91%	2.60%	3.46%	–	2.78%
MWUIX (Inception: July 31, 2004)	5.51%	13.56%	-0.62%	1.32%	–	1.63%
Merrill Lynch 1-Year U.S. Treasury Index	0.51%	0.91%	2.60%	3.46%	–	3.12%

For MWUSX, the total expense ratio is 0.75% and the net expense ratio is 0.53%. For MWUIX, the total expense ratio is 0.59% and the net expense ratio is 0.37%.

Metropolitan West Low Duration Bond Fund

M-Class (MWLDX), I-Class (MWLIX), Administrative-Class (MWLNX)

	Performance Through September 30, 2010
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWLDX (Inception: March 31, 1997)	5.69%	13.06%	2.12%	3.20%	3.61%	4.54%
Merrill Lynch 1-3 Year U.S. Treasury Index	1.79%	2.53%	4.07%	4.35%	4.21%	4.69%
MWLIX (Inception: March 31, 2000)	5.66%	13.27%	2.27%	3.40%	3.81%	4.00%
Merrill Lynch 1-3 Year U.S. Treasury Index	1.79%	2.53%	4.07%	4.35%	4.21%	4.38%
MWLNX (Inception: September 22, 2009)	5.51%	12.77%	–	–	–	13.54%
Merrill Lynch 1-3 Year U.S. Treasury Index	1.79%	2.53%	–	–	–	2.48%

For MWLDX, the total expense ratio is 0.63% and the net expense ratio is 0.61%. For MWLIX, the total expense ratio is 0.44% and the net expense ratio is 0.42%. For MWLNX, the total expense ratio is 0.83% and the net expense ratio is 0.81%.

Metropolitan West Intermediate Bond Fund

M-Class (MWIMX), I-Class (MWIIX)

	Performance Through September 30, 2010
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWIMX (Inception: June 30, 2003)	7.65%	14.65%	8.17%	6.66%	–	5.76%
Barclays Capital U.S. Intermediate Government/Credit Index	5.80%	7.76%	6.92%	5.94%	–	4.65%
MWIIX (Inception: June 28, 2002)	7.78%	14.89%	8.40%	6.89%	–	7.14%
Barclays Capital U.S. Intermediate Government/Credit Index	5.80%	7.76%	6.92%	5.94%	–	5.37%

For MWIMX, the total expense ratio is 0.77% and the net expense ratio is 0.66%. For MWIIX, the total expense ratio is 0.56% and the net expense ratio is 0.45%.

Metropolitan West Total Return Bond Fund

M-Class (MWTRX), I-Class (MWTIX), Administrative-Class (MWTNX)

	Performance Through September 30, 2010
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWTRX (Inception: March 31, 1997)	7.45%	14.92%	9.50%	7.96%	7.19%	7.61%
Barclays Capital U.S. Aggregate Bond Index	6.06%	8.17%	7.42%	6.20%	6.41%	6.60%
MWTIX (Inception: March 31, 2000)	7.56%	15.16%	9.73%	8.18%	7.42%	7.57%
Barclays Capital U.S. Aggregate Bond Index	6.06%	8.17%	7.42%	6.20%	6.41%	6.57%
MWTNX (Inception: December 18, 2009)	7.32%	–	–	–	–	10.61%
Barclays Capital U.S. Aggregate Bond Index	6.06%	–	–	–	–	7.95%

For MWTRX, the total expense ratio is 0.66%. For MWTIX, the total expense ratio is 0.45%. For MWTNX, the total expense ratio is 0.86%.

Semi-Annual Report September 2010 / 3

Metropolitan West High Yield Bond Fund

M-Class (MWHYX), I-Class (MWHIX)

	Performance Through September 30, 2010
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWHYX (Inception: September 30, 2002)	5.74%	16.45%	9.90%	8.55%	–	11.66%
Barclays Capital U.S. Corporate High Yield Index - 2% Issuer Cap	6.54%	18.23%	9.03%	8.38%	–	11.10%
MWHIX (Inception: March 31, 2003)	5.88%	16.74%	10.18%	8.82%	–	10.20%
Barclays Capital U.S. Corporate High Yield Index - 2% Issuer Cap	6.54%	18.23%	9.03%	8.38%	–	9.89%

For MWHYX, the total expense ratio is 0.87% and the net expense ratio is 0.80%. For MWHIX, the total expense ratio is 0.62% and the net expense ratio is 0.55%.

Metropolitan West Strategic Income Fund

M-Class (MWSTX), I-Class (MWSIX)

	Performance Through September 30, 2010
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWSTX (Inception: June 30, 2003)	10.44%	24.51%	1.68%	2.38%	–	4.59%
Merrill Lynch 3-Month U.S. Treasury Index + 2%	1.08%	2.15%	3.17%	4.67%	–	4.40%
MWSIX (Inception: March 31, 2004)	10.59%	24.67%	1.90%	2.62%	–	2.96%
Merrill Lynch 3-Month U.S. Treasury Index + 2%	1.08%	2.15%	3.17%	4.67%	–	4.56%

For MWSTX, the total expense ratio is 1.71%. For MWSIX, the total expense ratio is 1.46%.

Metropolitan West AlphaTrak 500 Fund

(MWATX)

	Performance Through September 30, 2010
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWATX (Inception: June 29, 1998)	3.61%	28.55%	-10.18%	-1.32%	-1.33%	1.37%
Standard & Poor’s 500 Index	-1.42%	10.16%	-7.16%	0.64%	-0.43%	1.80%

For MWATX, the total expense ratio is 1.20% and the net expense ratio is 0.93%.

A Consistent Long-Term Value Orientation

While we are gratified with the recent results and the growth of investor sponsorship, we understand that markets remain cyclical and prone to considerable volatility. For our part, we will accept the periodic volatility as a given, seeking to minimize it where possible and to capitalize on the conditions when they occur. By committing to a disciplined value orientation, we believe that we can recognize the opportunities and implement the strategies for our Fund participants over the short and long term, while delivering the type of returns our investors should expect from their managers.

Again, we thank you for your continued support of the Metropolitan West Funds and look forward to the ongoing opportunity to meet your investment objectives.

Sincerely,

Andrew Tarica

Chairman, Board of Trustees

Metropolitan West Funds

4 / Semi-Annual Report September 2010

U.S. Treasury bonds, unlike mutual funds, are insured direct obligations of the U.S. Government that offer a fixed rate of return when held to maturity. A quality rating, such as “BB,” refers to the credit risk of individual securities, and not to the Fund. Investment by a Fund in lower rated and non rated securities presents a greater risk of loss to principal and interest than higher rated securities.

Bond Funds have similar interest rates, issues and credit risks as those associated with the underlying bonds in their portfolio, all of which could reduce a Fund’s value. As interest rates rise, the value of a Bond Fund can decline and an investor can lose principal. The High Yield Bond Fund purchases more speculative bonds, which are subject to greater risks than higher rated bonds. The Strategic Income Fund engages in sophisticated investment strategies. TheAlphaTrak 500 Fund trades futures and derivative contracts. These Funds may not be suitable for all investors.

The views and forecasts expressed here are as of September 2010, are subject to change without notice and may not come to pass. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors.

Funds are distributed by BNY Mellon Distributors Inc., 760 Moore Rd., King of Prussia, PA 19406. To be preceded or accompanied by a prospectus.

Semi-Annual Report September 2010 / 5

Metropolitan West Funds

Disclosure of Fund Expenses

For the Six Months Ended September 30, 2010 (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the past six-month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission (SEC) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expense shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Metropolitan West Funds do not charge any sales loads or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 04/01/10	Ending Account Value 09/30/10	Expense Ratio[1]	Expenses Paid During Period[2]
ULTRA SHORT BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,051.70	0.50%	$2.57
Class I	$1,000.00	$1,055.00	0.34%	$1.75
Hypothetical 5% Return
Class M	$1,000.00	$1,022.56	0.50%	$2.54
Class I	$1,000.00	$1,023.36	0.34%	$1.72
LOW DURATION BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,056.80	0.58%	$2.99
Class I	$1,000.00	$1,056.60	0.39%	$2.01
Administrative Class	$1,000.00	$1,055.10	0.78%	$4.02
Hypothetical 5% Return
Class M	$1,000.00	$1,022.16	0.58%	$2.94
Class I	$1,000.00	$1,023.11	0.39%	$1.98
Administrative Class	$1,000.00	$1,021.16	0.78%	$3.95

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year, then divided by 365.

6 / Semi-Annual Report September 2010

	Beginning Account Value 04/01/10	Ending Account Value 09/30/10	Expense Ratio[1]	Expenses Paid During Period[2]
INTERMEDIATE BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,076.60	0.65%	$ 3.38
Class I	$1,000.00	$1,077.70	0.44%	$ 2.29
Hypothetical 5% Return
Class M	$1,000.00	$1,021.81	0.65%	$ 3.29
Class I	$1,000.00	$1,022.86	0.44%	$ 2.23
TOTAL RETURN BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,074.50	0.63%	$ 3.28
Class I	$1,000.00	$1,075.60	0.42%	$ 2.19
Administrative Class	$1,000.00	$1,073.30	0.83%	$ 4.31
Hypothetical 5% Return
Class M	$1,000.00	$1,021.91	0.63%	$ 3.19
Class I	$1,000.00	$1,022.96	0.42%	$ 2.13
Administrative Class	$1,000.00	$1,020.91	0.83%	$ 4.20
HIGH YIELD BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,057.50	0.80%	$ 4.13
Class I	$1,000.00	$1,058.80	0.55%	$ 2.84
Hypothetical 5% Return
Class M	$1,000.00	$1,021.06	0.80%	$ 4.05
Class I	$1,000.00	$1,022.31	0.55%	$ 2.79
STRATEGIC INCOME FUND

Actual Fund Return
Class M	$1,000.00	$1,104.30	2.20%	$11.61
Class I	$1,000.00	$1,105.80	1.95%	$10.29
Hypothetical 5% Return
Class M	$1,000.00	$1,014.04	2.20%	$11.11
Class I	$1,000.00	$1,015.29	1.95%	$ 9.85
ALPHATRAK 500 FUND

Actual Fund Return	$1,000.00	$1,036.10	0.90%	$ 4.59

Hypothetical 5% Return	$1,000.00	$1,020.56	0.90%	$ 4.56

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year, then divided by 365.

Semi-Annual Report September 2010 / 7

Metropolitan West Funds

Summary of Portfolio Holdings

September 30, 2010 (Unaudited)

These tables are provided to give you a quick reference to the composition of each Funds’net assets. We hope that this information enhances your understanding of the different kinds of investments in the Funds.

ULTRA SHORT BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
U.S. Agency Mortgage-Backed	32.39%	U.S. Treasury	3.03%	0 to 1 years	23.43%
Non-Agency Mortgage-Backed	19.35%	Agency	39.60%	1 year to 3 years	36.43%
Corporate Bonds	18.48%	AAA	20.12%	3 years to 5 years	17.36%
Asset-Backed Securities	18.27%	AA	5.67%	5 years to 10 years	18.75%
Money Market RIC	9.38%	A	8.84%	10 years to 20 years	4.03%
Commercial Mortgage-Backed	5.03%	BBB	7.66%	20 years +	0.00%
U.S. Treasury Securities	3.03%	BB or below	15.08%
Municipal Bonds	1.49%
Bank Loans	0.80%
Other *	(8.22)%
Total	100.00%	Total	100.00%	Total	100.00%

LOW DURATION BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Corporate Bonds	28.17%	U.S. Treasury	8.52%	0 to 1 years	16.13%
Asset-Backed Securities	15.75%	Agency	30.92%	1 year to 3 years	39.39%
U.S. Agency Mortgage-Backed	14.63%	AAA	14.17%	3 years to 5 years	18.91%
Non-Agency Mortgage-Backed	10.28%	AA	8.00%	5 years to 10 years	20.99%
Commercial Mortgage-Backed	8.64%	A	10.36%	10 years to 20 years	4.04%
U.S. Treasury Securities	8.47%	BBB	13.19%	20 years +	0.54%
U.S. Agency Securities	8.37%	BB or below	14.84%
U.S. Agency Discount Notes	4.75%
Money Market RIC	1.92%
Municipal Bonds	1.01%
Bank Loans	0.59%
U.S. Treasury Bills	0.05%
Other *	(2.63)%
Total	100.00%	Total	100.00%	Total	100.00%

8 / Semi-Annual Report September 2010

INTERMEDIATE BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Corporate Bonds	31.43%	U.S. Treasury	25.92%	0 to 1 years	6.64%
U.S. Treasury Securities	25.79%	Agency	24.12%	1 year to 3 years	13.18%
U.S. Agency Mortgage-Backed	19.38%	AAA	7.69%	3 years to 5 years	36.72%
Asset-Backed Securities	14.28%	AA	7.79%	5 years to 10 years	38.19%
Commercial Mortgage-Backed	6.74%	A	12.79%	10 years to 20 years	3.79%
Non-Agency Mortgage-Backed	4.80%	BBB	11.57%	20 years +	1.48%
Money Market RIC	3.09%	BB or below	10.12%
Municipal Bonds	0.94%
U.S. Agency Discount Notes	0.57%
U.S. Agency Securities	0.56%
Bank Loans	0.20%
U.S. Treasury Bills	0.13%
Other *	(7.91)%
Total	100.00%	Total	100.00%	Total	100.00%

TOTAL RETURN BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
U.S. Treasury Securities	28.41%	U.S. Treasury	28.46%	0 to 1 years	2.28%
U.S. Agency Mortgage-Backed	28.06%	Agency	30.33%	1 year to 3 years	9.45%
Corporate Bonds	24.53%	AAA	3.03%	3 years to 5 years	30.75%
Asset-Backed Securities	11.97%	AA	6.02%	5 years to 10 years	46.23%
Commercial Mortgage-Backed	7.51%	A	8.44%	10 years to 20 years	7.58%
Non-Agency Mortgage-Backed	5.58%	BBB	8.85%	20 years +	3.71%
Money Market RIC	5.25%	BB or below	14.87%
Bank Loans	0.97%
Municipal Bonds	0.70%
U.S. Treasury Bills	0.05%
Other *	(13.03)%
Total	100.00%	Total	100.00%	Total	100.00%

HIGH YIELD BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Corporate Bonds	74.79%	US Treasury	5.49%	0 to 1 years	16.22%
Bank Loans	10.39%	Agency	1.17%	1 year to 3 years	7.33%
Money Market RIC	7.03%	AAA	7.44%	3 years to 5 years	20.41%
U.S. Treasury Securities	2.90%	AA	0.04%	5 years to 10 years	45.65%
U.S. Treasury Bills	2.59%	A	0.13%	10 years to 20 years	7.36%
U.S. Agency Discount Notes	1.16%	BBB	5.38%	20 years +	3.03%
Asset-Backed Securities	0.77%	BB	19.38%
Municipal Bonds	0.67%	B	43.11%
Preferred Stock	0.41%	CCC	17.12%
Put Options Purchased	0.04%	CC or below	0.74%
Other *	(0.75)%
Total	100.00%	Total	100.00%		100.00%

Semi-Annual Report September 2010 / 9

STRATEGIC INCOME FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Corporate Bonds	28.75%	U.S. Treasury	2.36%	0 to 1 years	21.64%
Asset-Backed Securities	28.01%	Agency	28.55%	1 year to 3 years	16.74%
U.S. Agency Mortgage-Backed	12.16%	AAA	10.56%	3 years to 5 years	22.87%
Money Market RIC	9.77%	AA	3.92%	5 years to 10 years	23.91%
Bank Loans	7.05%	A	10.90%	10 years to 20 years	11.54%
U.S. Agency Discount Notes	5.27%	BBB	15.07%	20 years +	3.30%
Commercial Mortgage-Backed	5.10%	BB or below	28.64%
U.S. Agency Securities	4.49%
Non-Agency Mortgage-Backed	2.88%
U.S. Treasury Securities	2.28%
Preferred Stock	1.49%
Municipal Bonds	0.30%
U.S. Treasury Bills	0.08%
Other *	(7.63)%
Total	100.00%	Total	100.00%	Total	100.00%

ALPHATRAK 500 FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Asset-Backed Securities	26.30%	U.S. Treasury	8.90%	0 to 1 years	29.40%
Corporate Bonds	19.20%	Agency	20.59%	1 year to 3 years	20.56%
Non-Agency Mortgage-Backed	13.68%	AAA	21.88%	3 years to 5 years	10.52%
U.S. Agency Securities	6.95%	AA	12.09%	5 years to 10 years	24.41%
U.S. Agency Mortgage-Backed	6.69%	A	9.67%	10 years to 20 years	13.99%
U.S. Treasury Bills	6.46%	BBB	13.22%	20 years +	1.12%
U.S. Agency Discount Notes	5.99%	BB or below	13.65%
Money Market RIC	5.77%
Commercial Mortgage-Backed	3.42%
U.S. Treasury Securities	2.44%
Bank Loans	1.56%
Municipal Bonds	0.22%
Other *	1.32%
Total	100.00%	Total	100.00%	Total	100.00%

* Includes cash and equivalents, futures, swaps, written options, pending trades and Fund share transactions, interest and dividends receivable and accrued expenses payable.

All figures presented as percentages of total net assets. Credit rating distributions for each Fund were determined by giving each fixed income security the highest rating assigned by a nationally recognized statistical rating organization. If a security is not rated, the Adviser has assigned a credit rating based upon the credit rating of comparable quality-rated securities.

In addition to its annual and semi-annual reports, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ most recent Form N-Q was filed for the quarter ended June 30, 2010. The Funds’Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

10 / Semi-Annual Report September 2010

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 98.84%
ASSET-BACKED SECURITIES — 18.27%**
Aames Mortgage Trust 2002-1 A3 (STEP)
6.90%	06/25/32		$34,578	$27,176
ABFS Mortgage Loan Trust 2002-2 A7 (STEP)
5.72%	07/15/33		1,331	1,330
ABFS Mortgage Loan Trust 2002-3 A (STEP)
4.76%	09/15/33		16,763	15,690
ABFS Mortgage Loan Trust 2002-4 A (STEP)
4.93%	12/15/33		10,612	10,636
Aerco Ltd. 2A A4 (United Kingdom)
0.78%	07/15/25	[2,3,4]	199,600	184,901
BMW Vehicle Lease Trust 2009-1 A3
2.91%	03/15/12		702,504	708,970
Capital Auto Receivables Asset Trust 2008-CPA A1
1.11%	01/15/13	[3,4]	598,909	601,262
Chrysler Financial Lease Trust 2010-A A2
1.78%	06/15/11	[4]	750,000	752,207
Citigroup Mortgage Loan Trust, Inc. 2007-WFH2 A3
0.44%	03/25/37	[3]	2,500,000	1,362,849
Citigroup Mortgage Loan Trust, Inc. 2007-WFH4 A2C
1.56%	07/25/37	[3]	1,765,000	707,723
Conseco Financial Corp. 1994-1 A5
7.65%	04/15/19		6,147	6,440
Conseco Financial Corp. 1996-8 A6
7.60%	10/15/27	[3]	15,291	15,843
Countrywide Asset-Backed Certificates 2003-BC1 M1
1.64%	12/25/32	[3]	351,357	148,824
Credit Suisse First Boston Mortgage Securities Corp. 2001-MH29 A (STEP)
5.60%	09/25/31		97,144	99,530
Credit-Based Asset Servicing and Securitization LLC 2007-CB4 A2A (STEP)
5.84%	04/25/37		317,474	319,617
Deutsche Financial Capital Securitization LLC 1997-I A3
6.75%	09/15/27		144,304	148,176
First Alliance Mortgage Loan Trust 1994-3 A1
7.83%	10/25/25		4,820	4,642
Fremont Home Loan Trust 2005-C M1
0.74%	07/25/35	[3]	500,000	460,661
GE Mortgage Services LLC 1998-HE1 A7
6.47%	06/25/28		598	592
GE SeaCo Finance SRL 2005-1A A (Barbados)
0.51%	11/17/20	[2,3,4]	516,667	476,024

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Green Tree Home Improvement Loan Trust 1995-C B2
7.60%	07/15/20		$67,341	$61,201
Green Tree Home Improvement Loan Trust 1995-F B2
7.10%	01/15/21		21,879	20,408
GSAA Trust 2005-7 AF3
4.75%	05/25/35	[3]	1,100,000	1,014,749
HSBC Home Equity Loan Trust 2007-3 APT
1.46%	11/20/36	[3]	603,484	550,147
Huntington Auto Trust 2008-1A A3A
4.81%	04/16/12	[4]	549,748	555,482
IndyMac Manufactured Housing Contract 1998-2 A4
6.64%	12/25/27	[3]	184,346	179,952
Irwin Home Equity Corp. 2003-A M2
2.91%	10/25/27	[3]	594,066	544,727
Keystone Owner Trust 1998-P1 M2
7.93%	05/25/25	[4]	9,406	9,406
Mid-State Trust 6 A4
7.79%	07/01/35		44,969	44,521
Morgan Stanley ABS Capital I 2004-NC2 M2
2.06%	12/25/33	[3]	774,579	392,978
Morgan Stanley IXIS Real Estate Capital Trust 2006-2 A1
0.31%	11/25/36	[3]	33,747	33,586
Oakwood Mortgage Investors, Inc. 1998-A A4
6.20%	05/15/28		3,247	3,290
Oakwood Mortgage Investors, Inc. 1998-B A3
6.20%	01/15/15		5,570	5,583
Oakwood Mortgage Investors, Inc. 1998-B A4
6.35%	03/15/17		278,844	280,110
Residential Asset Mortgage Products, Inc. 2005-EFC2 M1
0.70%	07/25/35	[3]	494,924	488,871
Residential Funding Mortgage Securities II, Inc. 1999-HI6 AI7 (STEP)
8.60%	09/25/29		124,665	95,274
Residential Funding Mortgage Securities II, Inc. 2000-HI1 AI7 (STEP)
8.79%	02/25/25		12,089	11,363
Saxon Asset Securities Trust 2002-1 M2
2.06%	11/25/31	[3]	189,045	68,860
Soundview Home Equity Loan Trust 2006-WF2 A2C
0.40%	12/25/36	[3]	1,055,000	901,381
Structured Asset Securities Corp. 2005-4XS 3A3 (STEP)
4.47%	03/25/35		547,271	554,789
Structured Asset Securities Corp. 2007-EQ1 A4
0.51%	03/25/37	[3]	3,000,000	1,161,690

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2010 / 11

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Terwin Mortgage Trust 2004-13AL 2PX (IO)
0.34%	08/25/34	[4,5]	$8,044,975	$53,640
Triton Container Finance LLC 2006-1A
0.43%	11/26/21	[3,4]	246,667	222,155
Triton Container Finance LLC 2007-1A
0.40%	02/26/19	[3,4]	165,625	153,155
UCFC Home Equity Loan 1998-D BF1
8.97%	04/15/30	[3]	1,243	552
Wells Fargo Home Equity Trust 2005-3 AII3
0.60%	11/25/35	[3]	576,562	564,082
Wells Fargo Home Equity Trust 2006-1 A3
0.41%	05/25/36	[3]	213,480	207,393

Total Asset-Backed Securities
(Cost $17,229,373)				14,232,438

CORPORATES — 18.48%*
Banking — 1.46%
Bank of America N.A.
0.59%	06/15/17	[3]	750,000	628,371
Royal Bank of Scotland Plc (The) 1 (United Kingdom)
2.76%	08/23/13	[2,3]	500,000	510,523

				1,138,894

Communications — 0.68%
Qwest Corp.
7.88%	09/01/11		500,000	530,625

Electric — 1.08%
KCP&L Greater Missouri Operations Co.
11.88%	07/01/12		730,000	840,396

Finance — 12.59%
Citigroup Funding, Inc. (MTN)
0.59%	03/30/12	[3]	815,000	819,908
Citigroup Funding, Inc. 2
0.81%	04/30/12	[3]	900,000	905,622
Citigroup, Inc.
5.30%	10/17/12		1,075,000	1,146,183
General Electric Capital Corp. (MTN)
0.43%	06/20/14	[3]	250,000	239,401
General Electric Capital Corp. A (MTN)
0.55%	09/15/14	[3]	300,000	288,243
General Electric Capital Corp. G (MTN)
0.47%	06/01/12	[3]	1,030,000	1,033,494
Goldman Sachs Group, Inc. (The)
1.06%	12/05/11	[3]	690,000	696,672
5.45%	11/01/12		500,000	537,072
Goldman Sachs Group, Inc. B (The) (MTN)
0.91%	07/22/15	[3]	200,000	188,196
Lehman Brothers Holdings, Inc. H (MTN)
0.00%	11/30/10	[3,6,7]	883,000	181,015

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Morgan Stanley
0.64%	06/20/12	[3]	$620,000	$623,869
0.69%	02/10/12	[3]	990,000	994,687
0.77%	01/18/11	[3]	395,000	395,025
5.05%	01/21/11		395,000	400,242
6.75%	04/15/11		155,000	159,668
Morgan Stanley (MTN)
0.97%	10/18/16	[3]	260,000	228,481
Morgan Stanley 1
1.15%	12/01/11	[3]	535,000	540,653
UBS AG BKNT (Switzerland)
2.25%	08/12/13	[2]	425,000	429,599

				9,808,030

Health Care — 0.66%
Boston Scientific Corp.
6.00%	06/15/11		500,000	514,170

Real Estate Investment Trust (REIT) — 0.63%
Healthcare Realty Trust, Inc.
8.13%	05/01/11		475,000	493,261

Transportation — 1.38%
Delta Air Lines, Inc. 2001 A2
7.11%	09/18/11	[8]	600,000	633,000
JetBlue Airways Pass-Through Trust 2004-2 G1
0.75%	08/15/16	[3]	490,468	443,261

				1,076,261

Total Corporates
(Cost $14,545,969)				14,401,637

BANK LOANS — 0.80%*
Health Care — 0.80%
HCA Term Loan A
1.79%	11/17/12	[9]	640,641	619,627

Total Bank Loans
(Cost $592,989)
MORTGAGE-BACKED — 56.77%**
Commercial Mortgage-Backed — 5.03%
Banc of America Commercial Mortgage, Inc. 2001-1 A2
6.50%	04/15/36		137,266	138,916
Bayview Commercial Asset Trust 2007-3 A1
0.50%	07/25/37	[3,4]	1,343,697	1,016,097
Credit Suisse First Boston Mortgage Securities Corp. 2001-CK6 A3
6.39%	08/15/36		282,881	294,628
First Union National Bank-Bank of America Commercial Mortgage Trust 2001-C1 A2
6.14%	03/15/33		144,367	144,662

See accompanying notes to Schedule of Portfolio Investments.

12 / Semi-Annual Report September 2010

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
GE Capital Commercial Mortgage Corp. 2001-2 A4
6.29%	08/11/33		$471,733	$484,339
GE Capital Commercial Mortgage Corp. 2005-C4 A3A
5.52%	11/10/45	[3]	110,000	115,964
GMAC Commercial Mortgage Securities, Inc. 2000-C3 A2
6.96%	09/15/35		14,205	14,193
Greenwich Capital Commercial Funding Corp. 2002-C1 A4
4.95%	01/11/35		410,000	433,571
JPMorgan Chase Commercial Mortgage Securities Corp. 2001-CIB3 A3
6.47%	11/15/35		385,000	400,535
Merrill Lynch/Countrywide Commercial Mortgage Trust 2007-7 A4
5.75%	06/12/50	[3]	280,000	286,125
Prudential Mortgage Capital Funding LLC 2001-ROCK A2
6.61%	05/10/34		576,549	584,982

				3,914,012

Non-Agency Mortgage-Backed — 19.35%
Adjustable Rate Mortgage Trust 2005-1 1A1
3.46%	05/25/35	[3]	1,234,175	1,026,757
American Home Mortgage Investment Trust 2004-3 3A
2.55%	10/25/34	[3]	951,249	758,222
Banc of America Funding Corp. 2003-2 1A1
6.50%	06/25/32		25,196	26,284
Banc of America Funding Corp. 2007-8 2A1
7.00%	10/25/37		726,204	547,436
Banc of America Mortgage Securities, Inc. 2003-A 2A2
3.61%	02/25/33	[3]	5,648	5,066
Citigroup Mortgage Loan Trust, Inc. 2004-HYB1 A41
5.14%	02/25/34	[3]	250,270	248,480
Countrywide Alternative Loan Trust 2004-J6 2A1
6.50%	11/25/31		384,171	399,772
Countrywide Alternative Loan Trust 2005-16 A5
0.54%	06/25/35	[3]	791,914	280,004
Countrywide Alternative Loan Trust 2005-27 2A1
1.74%	08/25/35	[3]	1,633,204	904,958
Countrywide Alternative Loan Trust 2005-61 2A1
0.54%	12/25/35	[3]	1,160,562	812,881

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit Suisse First Boston Mortgage Securities Corp. 2002-AR31 4A2
3.40%	11/25/32	[3]	$200,000	$134,707
Downey Savings & Loan Association Mortgage Loan Trust 2004-AR3 2A2A
0.63%	07/19/44	[3]	601,369	460,148
First Horizon Asset Securities, Inc. 2002-AR2 2A1
3.10%	12/27/32	[3]	20,489	20,669
First Horizon Asset Securities, Inc. 2003-AR2 1A1
3.00%	07/25/33	[3]	97,776	96,401
GMAC Mortgage Corp. Loan Trust 2003-GH1 A5 (STEP)
5.60%	07/25/34		59,325	58,855
IndyMac Index Mortgage Loan Trust 2004-AR12 A1
0.65%	12/25/34	[3]	963,628	588,409
IndyMac Index Mortgage Loan Trust 2006-AR2 1A1A
0.48%	04/25/46	[3]	1,488,239	785,046
JPMorgan Mortgage Trust 2005-A2 9A1
3.68%	04/25/35	[3]	602,311	489,269
MASTR Adjustable Rate Mortgages Trust 2004-1 2A1
4.48%	01/25/34	[3]	67,294	62,858
MASTR Adjustable Rate Mortgages Trust 2004-12 5A1
3.65%	10/25/34	[3]	992,995	849,170
MASTR Adjustable Rate Mortgages Trust 2004-5 3A1
2.77%	06/25/34	[3]	51,279	43,257
MASTR Seasoned Securities Trust 2004-1 4A1
3.15%	10/25/32	[3]	162,446	139,774
MASTR Seasoned Securities Trust 2004-2 A2
6.50%	08/25/32		561,828	586,830
Merrill Lynch Mortgage Investors, Inc. 2003-A1 2A
2.65%	12/25/32	[3]	466,248	443,649
Residential Asset Mortgage Products, Inc. 2003-SL1 A11
7.13%	03/25/16		131,863	133,061
Residential Asset Mortgage Products, Inc. 2004-SL1 A2
8.50%	11/25/31		133,487	136,200
Residential Asset Mortgage Products, Inc. 2004-SL1 A8
6.50%	11/25/31		270,828	270,638
Residential Asset Securitization Trust 2004-IP2 2A1
2.82%	12/25/34	[3]	556,178	532,602

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2010 / 13

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Asset Mortgage Investments, Inc. 2006-AR8 A1A
0.46%	10/25/36	[3]	$1,910,842	$1,139,252
Structured Asset Mortgage Investments, Inc.
2007-AR3 2A1
0.45%	09/25/47	[3]	2,397,876	1,434,632
Structured Asset Securities Corp. 2001-15A 4A1

6.00%	10/25/31	[3]	42,615	40,639
Structured Asset Securities Corp. 2004-S4 M4

2.06%	12/25/34	[3]	504,352	479,494
Washington Mutual Alternative Mortgage
Pass-Through Certificates 2005-4 CB13
0.76%	06/25/35	[3]	680,946	467,946
Washington Mutual Mortgage Pass-Through
Certificates 2002-AR6 A
1.77%	06/25/42	[3]	119,439	97,704
Washington Mutual Mortgage Pass-Through
Certificates 2003-AR6 A1
2.70%	06/25/33	[3]	516,659	513,250
Washington Mutual MSC Mortgage
Pass-Through Certificates 2003- MS9 1A
7.00%	04/25/33		62,311	63,587

				15,077,907

U.S. Agency Mortgage-Backed — 32.39%
Fannie Mae 1988-12 A
4.44%	02/25/18	[3]	100,803	104,888
Fannie Mae 1993-80 S
10.53%	05/25/23	[3]	8,204	10,076
Fannie Mae 1997-23 PB
6.63%	01/25/22		6,271	7,072
Fannie Mae 2000-27 AN
6.00%	08/25/30		10,846	11,843
Fannie Mae 2001-42 SB
8.50%	09/25/31	[3]	5,411	6,119
Fannie Mae 2002-82 FP
0.76%	02/25/32	[3]	947,957	951,230
Fannie Mae 2003-124 IO (IO)
5.25%	03/25/31		53,662	2,270
Fannie Mae 2003-124 TS
9.80%	01/25/34	[3]	101,694	117,923
Fannie Mae 2003-30 ET
3.50%	08/25/16		321,229	324,221
Fannie Mae 2003-37 IG (IO)
5.50%	05/25/32		129,979	10,912
Fannie Mae 2004-60 FW
0.71%	04/25/34	[3]	998,679	1,002,796
Fannie Mae 2004-96 MT
7.00%	12/25/34	[3]	120,475	121,018

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae 2005-39 BN
4.55%	06/25/28		$468,348	$479,260
Fannie Mae 2005-47 SL
7.50%	06/25/35	[3]	34,513	34,663
Fannie Mae 2007-65 PA
6.00%	03/25/31		527,219	539,862
Fannie Mae 2007-68 SC (IO)
6.44%	07/25/37	[3]	1,913,513	276,095
Fannie Mae 2008-47 PF
0.76%	06/25/38	[3]	1,066,382	1,074,808
Fannie Mae 2010-26 S (IO)
5.97%	11/25/36	[3]	4,356,177	562,654
Fannie Mae Pool 111643
3.08%	09/01/20	[3]	25,636	26,698
Fannie Mae Pool 190656
6.50%	02/01/14		122,384	132,479
Fannie Mae Pool 523829
8.00%	11/01/19		185,360	214,992
Fannie Mae Pool 555098
3.27%	11/01/32	[3]	105,438	110,567
Fannie Mae Pool 555177
2.54%	01/01/33	[3]	108,553	112,933
Fannie Mae Pool 555424
5.50%	05/01/33		1,118,890	1,200,884
Fannie Mae Pool 567002
8.00%	05/01/23		117,781	134,777
Fannie Mae Pool 646884
1.92%	05/01/32	[3]	7,268	7,428
Fannie Mae Pool 647903
1.74%	04/01/27	[3]	60,986	63,117
Fannie Mae Pool 648860
6.50%	05/01/17		573,755	621,282
Fannie Mae Pool 655127
7.00%	07/01/32		37,733	42,035
Fannie Mae Pool 655133
7.00%	08/01/32		43,113	48,047
Fannie Mae Pool 655151
7.00%	08/01/32		44,948	50,093
Fannie Mae Pool 754001
3.61%	12/01/33	[3]	416,650	433,261
Fannie Mae Pool 762525
6.50%	11/01/33		150,096	164,019
Fannie Mae Pool 770900
2.44%	04/01/34	[3]	437,786	451,487
Fannie Mae Pool 805268
1.94%	01/01/35	[3]	268,192	276,352
Fannie Mae Pool 893489
6.24%	09/01/36	[3]	381,796	406,968

See accompanying notes to Schedule of Portfolio Investments.

14 / Semi-Annual Report September 2010

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AD0538
6.00%	05/01/24		$885,975	$957,199
Fannie Mae Pool AD0546
5.88%	11/01/37	[3]	385,717	410,999
Freddie Mac 1214 KA
1.14%	02/15/22	[3]	17,114	17,120
Freddie Mac 1526 L
6.50%	06/15/23		25,308	26,839
Freddie Mac 2043 CJ
6.50%	04/15/28		51,599	57,844
Freddie Mac 2368 AF
1.21%	10/15/31	[3]	997,672	1,011,585
Freddie Mac 2527 TI (IO)
6.00%	02/15/32		157,773	6,432
Freddie Mac 2561 BX (IO)
5.00%	05/15/17		191,858	5,512
Freddie Mac 2642 BW (IO)
5.00%	06/15/23		44,797	5,678
Freddie Mac 2657 LX (IO)
6.00%	05/15/18		181,890	16,315
Freddie Mac 2817 FA
0.76%	06/15/32	[3]	1,408,598	1,410,659
Freddie Mac 2877 MV
4.75%	12/15/28		388,374	396,872
Freddie Mac 2906 NX (IO)
5.24%	12/15/34	[3]	2,567,466	80,554
Freddie Mac 2945 LD
4.00%	02/15/35		1,044,200	1,085,539
Freddie Mac 2971 AB
5.00%	05/15/20		21,211	22,608
Freddie Mac 3202 HS (IO)
6.39%	08/15/36	[3]	550,838	4,216
Freddie Mac 3330 PA
5.50%	02/15/26		328,016	328,315
Freddie Mac 3346 FA
0.49%	02/15/19	[3]	1,160,458	1,160,056
Freddie Mac 3626 MA
5.00%	02/15/30		997,442	1,059,169
Freddie Mac Gold C90237
6.50%	11/01/18		123,886	135,977
Freddie Mac Gold C90474
7.00%	08/01/21		174,208	196,578
Freddie Mac Gold D93410
6.50%	04/01/19		88,848	97,520
Freddie Mac Gold G13107
5.50%	07/01/20		1,114,484	1,207,335
Freddie Mac Gold O30092
5.50%	10/01/15		23,177	24,503

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold P20295
7.00%	10/01/29		$61,671	$66,650
Freddie Mac Non Gold Pool 1G2627
6.05%	03/01/37	[3]	483,718	511,022
Freddie Mac Non Gold Pool 1J1393
6.23%	10/01/36	[3]	568,597	601,865
Freddie Mac Non Gold Pool 1J1509
6.32%	11/01/36	[3]	619,141	659,335
Freddie Mac Non Gold Pool 1J1534
5.71%	03/01/37	[3]	831,114	882,983
Freddie Mac Non Gold Pool 1N1446
4.66%	01/01/37	[3]	538,388	563,139
Freddie Mac Non Gold Pool 775554
3.52%	10/01/18	[3]	5,766	5,785
Freddie Mac Non Gold Pool 782824
2.72%	11/01/34	[3]	648,856	671,891
Freddie Mac Non Gold Pool 865369
4.86%	06/01/22	[3]	4,526	4,765
Ginnie Mae 2003-28 LI (IO)
5.50%	02/20/32		124,383	6,972
Ginnie Mae 2004-2 FW
1.66%	01/16/34	[3]	332,919	354,037
Ginnie Mae 2004-41 IE (IO)
5.50%	05/20/30		623,264	9,043
Ginnie Mae II Pool 80546
3.00%	10/20/31	[3]	38,751	39,942
Ginnie Mae II Pool 80610
3.38%	06/20/32	[3]	467,767	482,703
Ginnie Mae II Pool 80614
3.63%	07/20/32	[3]	61,015	63,111
Ginnie Mae II Pool 80687
3.50%	04/20/33	[3]	263,943	272,536
Ginnie Mae II Pool 8339
3.13%	12/20/23	[3]	71,279	73,556
Ginnie Mae II Pool 8684
3.63%	08/20/25	[3]	104,076	107,651

				25,237,539

Total Mortgage-Backed
(Cost $47,455,132)				44,229,458

MUNICIPAL BONDS — 1.49%*
Illinois — 0.33%
State of Illinois, Pension Funding G.O.,
Taxable
4.07%	01/01/14		250,000	259,215

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2010 / 15

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS (continued)
Kentucky — 1.16%
Kentucky Asset Liability Commission General Fund Revenue Bonds
0.84%	04/01/11	$900,000	$900,225

Total Municipal Bonds
(Cost $1,148,433)			1,159,440

U.S. TREASURY SECURITIES — 3.03%
U.S. Treasury Notes — 3.03%
U.S. Treasury Notes
0.88%	04/30/11	1,175,000	1,179,521
1.00%	08/31/11	1,175,000	1,182,987

Total U.S. Treasury Securities
(Cost $2,362,145)			2,362,508

Total Bonds – 98.84%
(Cost $83,334,041)			77,005,108

Issues	Shares/ Principal Amount	Value
SHORT-TERM INVESTMENTS — 9.38%
Money Market Fund — 9.38%
BlackRock Liquidity Funds TempFund
Portfolio
0.23%[10]	1,941,000	1,941,000
Dreyfus Cash Advantage Fund
0.25%[10]	3,746,000	3,746,000
DWS Money Market Series-Institutional
0.21%[10]	390,000	390,000
Goldman Sachs Financial Square Funds -
Prime Obligations Fund
0.16%[10,11]	1,235,000	1,235,000

Total Short-Term Investments
(Cost $7,312,000)		7,312,000

Total Investments – 108.22%
(Cost $90,646,041)[1]		84,317,108

Liabilities in Excess of Other
Assets – (8.22)%		(6,404,279)

Net Assets – 100.00%		$77,912,829

Expiration Date	Credit Rating[a]	Premiums Paid/ (Received)	Notional Amount (000’s) [b]	Appr- eciation	Value[c]
SWAPS: CREDIT DEFAULT (WRITTEN) - SINGLE ISSUES
The Fund receives a fixed rate equal to 6.55% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the General Electric Capital Corp., 5.63%, due 09/15/17. Counterparty: CS First Boston
12/20/10	AAA	$–	$ 640	$ 9,277	$ 9,277

The Fund receives a fixed rate equal to 4.00% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the Berkshire

Hathaway, Inc., 4.63%, due 10/15/13. Counterparty: Barclays Capital, Inc.

03/20/11	AAA	–	500	7,912	7,912

		$–	$1,140	$17,189	$17,189

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)b	Appre- ciation	Value[c]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.
01/25/38	$(1,427,829)	$2,370	$203,008	$(1,224,821)

	$(1,427,829)	$2,370	$203,008	$(1,224,821)

[a]	Using Standard & Poor’s rating of the issuer.
[b]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

[c]

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period-end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes:

[1]	Cost for federal income tax purposes is $90,670,781 and net unrealized appreciation/ (depreciation) consists of:

Gross unrealized appreciation	$5,097,685
Gross unrealized depreciation	(11,451,358)

Net unrealized depreciation	$(6,353,673)

[2]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[3]	Floating rate security. The rate disclosed is that in effect at September 30, 2010.
[4]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at September 30, 2010, was $4,024,329 , representing 5.17% of total net assets.

[5]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $53,640, which is 0.07% of total net assets.
[6]	Security is currently in default with regard to scheduled interest or principal payments.
[7]	Non-income producing security.
[8]	Expected maturity date.

See accompanying notes to Schedule of Portfolio Investments.

16 / Semi-Annual Report September 2010

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

[9]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
02/04/09	HCA Term Loan A, 1.79%,
	11/17/12	$592,989	$619,627	0.80%
[10]	Represents the current yield as of September 30, 2010.
[11]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $1,235,000.
*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

(G.O.): General Obligation

(IO): Interest only

(MTN): Medium-term note

(STEP): Step coupon bond

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2010 / 17

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 95.91%
ASSET-BACKED SECURITIES — 15.75%**
ABFS Mortgage Loan Trust 2002-2 A7 (STEP)
5.72%	07/15/33		$27,029	$27,007
Aerco Ltd. 2A A4 (United Kingdom)
0.78%	07/15/25	[2,3,4]	5,598,780	5,186,480
Aircastle Aircraft Lease Backed Trust 2007-1A G1
0.52%	06/14/37	3,4,†	5,411,115	4,572,430
Amresco Residential Securities Mortgage Loan Trust 1998-1 A5 (STEP)
7.57%	10/25/27		39,650	42,659
Babcock & Brown Air Funding I Ltd. 2007-1A G1 (Bermuda)
0.65%	11/14/33	2,3,4,†	7,288,126	6,040,086
Bayview Financial Acquisition Trust 2005-A A1
1.26%	02/28/40	[3,4]	5,610,969	3,054,195
Bayview Financial Revolving Mortgage Loan Trust 2005-E A1
1.26%	12/28/40	[3,4]	8,422,813	4,614,916
Bear Stearns Asset Backed Securities Trust 2000-2 M2 (STEP)
8.28%	08/25/30		2,865,697	2,794,175
Carrington Mortgage Loan Trust 2004-NC2 M1
0.95%	08/25/34	[3]	218,633	148,291
Carrington Mortgage Loan Trust 2007-FRE1 A3
0.52%	02/25/37	[3]	14,875,000	6,266,421
Castle Trust 2003-1AW A1
1.01%	05/15/27	3,4,†	3,125,441	2,437,866
Chase Funding Mortgage Loan Asset-Backed Certificates 2001-4 1A6
6.24%	01/25/13	[3]	3,480,700	3,442,146
Chase Funding Mortgage Loan Asset-Backed Certificates 2002-2 2M1
1.16%	02/25/32	[3]	748,923	249,398
Citigroup Mortgage Loan Trust, Inc. 2006-AMC1 A2B
0.16%	09/25/36	[3]	7,205,251	3,316,458
Citigroup Mortgage Loan Trust, Inc. 2007-WFH1 A2
0.36%	01/25/37	[3]	187,770	182,493
Citigroup Mortgage Loan Trust, Inc. 2007-WFH2 A3
0.44%	03/25/37	[3]	150,000	81,771
Citigroup Mortgage Loan Trust, Inc. 2007-WFH4 A2C
1.56%	07/25/37	[3]	90,000	36,088
Citigroup Mortgage Loan Trust, Inc. 2007-WFH4 M1
1.91%	07/25/37	[3]	8,520,000	2,423,079

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Conseco Finance 2001-D A5
6.19%	11/15/32	[3]	$382,372	$392,896
Conseco Financial Corp. 1994-1 A5
7.65%	04/15/19		362,681	379,989
Conseco Financial Corp. 1998-2 A5
6.24%	12/01/28	[3]	33,701	34,106
Countrywide Asset-Backed Certificates 2007-11 2A1
0.32%	06/25/47	[3]	368,637	355,598
Countrywide Asset-Backed Certificates 2007-4 A1A
0.38%	09/25/37	[3]	4,448,433	4,140,241
Countrywide Asset-Backed Certificates 2007-7 2A1
0.34%	10/25/47	[3]	314,215	300,262
Credit-Based Asset Servicing and Securitization LLC 2005-CB7 AF3 (STEP)
5.55%	11/25/35		1,976,928	1,963,195
Credit-Based Asset Servicing and Securitization LLC 2006-CB1 AF2 (STEP)
5.24%	01/25/36		2,882,151	1,948,909
Credit-Based Asset Servicing and Securitization LLC 2006-CB9 A4
0.49%	11/25/36	[3]	6,000,000	2,413,650
Credit-Based Asset Servicing and Securitization LLC 2007-CB2 A2B (STEP)
4.95%	02/25/37		20,580,000	13,581,433
Credit-Based Asset Servicing and Securitization LLC 2007-CB5 A1
0.32%	04/25/37	[3]	2,685,386	1,912,873
Discover Card Master Trust 2009-A2 A
1.56%	02/17/15	[3]	2,400,000	2,440,537
First Alliance Mortgage Loan Trust 1994-3 A1
7.83%	10/25/25		1,446	1,393
First Union Home Equity Loan Trust 1997-3 B
7.39%	03/25/29		41,326	6,202
GE Corporate Aircraft Financing LLC 2005-1A C
1.56%	08/26/19	3,4,†	5,000,000	4,262,535
GE SeaCo Finance SRL 2004-1A A (Barbados)
0.56%	04/17/19	[2,3,4]	2,382,917	2,276,962
GE SeaCo Finance SRL 2005-1A A (Barbados)
0.51%	11/17/20	[2,3,4]	6,551,333	6,035,978
Genesis Funding Ltd. 2006-1A G1 (Bermuda)
0.50%	12/19/32	2,3,4,†	8,391,263	7,069,770
GMAC Mortgage Corp. Loan Trust 2000-HE2 A1
0.70%	06/25/30	[3]	2,317,616	1,265,615
Green Tree Home Improvement Loan Trust 1997-E HEB1
7.53%	01/15/29		2,901,015	2,868,408

See accompanying notes to Schedule of Portfolio Investments.

18 / Semi-Annual Report September 2010

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Green Tree Recreational Equipment & Consumer Trust 1996-D Certificates
7.24%	12/15/22		$92,056	$66,273
GSAA Trust 2006-9 A4A
0.50%	06/25/36	[3]	12,787,488	6,306,799
GSC Partners Gemini Fund Ltd. 1A A (Cayman Islands)
1.18%	10/10/14	2,3,4,†	557,903	534,196
Home Equity Mortgage Trust 2006-1 A1B
0.39%	05/25/36	[3]	762,703	695,783
HSBC Home Equity Loan Trust 2005-3 M1
0.68%	01/20/35	[3]	4,178,281	3,771,028
HSBC Home Equity Loan Trust 2006-3 A4
0.50%	03/20/36	[3]	8,680,000	7,003,944
HSBC Home Equity Loan Trust 2007-1 AS
0.46%	03/20/36	[3]	10,311,956	8,443,867
HSI Asset Securitization Corp. Trust 2006-OPT2 2A3
0.45%	01/25/36	[3]	2,228,944	2,082,763
JPMorgan Mortgage Acquisition Corp. 2005-FRE1 A2F3 (STEP)
5.63%	10/25/35		2,895,789	2,839,568
JPMorgan Mortgage Acquisition Corp. 2007-CH1 AF2 (STEP)
5.45%	10/25/36		11,117,952	11,150,923
JPMorgan Mortgage Acquisition Corp. 2007-CH2 AF2 (STEP)
5.48%	01/25/37		15,300,000	12,403,924
JPMorgan Mortgage Acquisition Corp. 2007-CH5 A2
0.31%	05/25/37	[3]	2,499,840	2,376,611
JPMorgan Mortgage Acquisition Corp. 2007-HE1 AV4
0.54%	03/25/47	[3]	50,000	21,230
Lehman ABS Manufactured Housing Contract Trust 2001-B AIOC (IO)
0.55%	05/15/41	[3,5]	346,896,428	5,229,602
Lehman XS Trust 2006-GP1 A4A
0.59%	05/25/46	[3]	11,937,652	3,953,750
Long Beach Mortgage Loan Trust 2005-1 M1
0.76%	02/25/35	[3]	4,425,374	4,346,706
MASTR Asset Backed Securities Trust 2007-HE1 A3
0.47%	05/25/37	[3]	55,000	25,772
Merrill Lynch First Franklin Mortgage Loan Trust 2007-3 A2C
0.44%	06/25/37	[3]	19,057,200	9,155,651
Mid-State Trust 2004-1 B
8.90%	08/15/37		923,336	915,361
Mid-State Trust 2006-1 A
5.79%	10/15/40	[4]	9,277,122	8,934,072

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Morgan Stanley ABS Capital I 2004-NC2 M2
2.06%	12/25/33	[3]	$189,772	$96,280
Morgan Stanley ABS Capital I 2007-HE7 M2
2.26%	07/25/37	[3]	3,525,000	239,346
Morgan Stanley Mortgage Loan Trust 2007-10XS A18
6.00%	07/25/47	[3]	13,532,865	10,002,662
Nationstar Home Equity Loan Trust 2007-A AV1
0.32%	03/25/37	[3]	1,078	1,072
Nationstar Home Equity Loan Trust 2007-A AV4
0.49%	03/25/37	[3]	5,928,000	3,543,009
Nationstar Home Equity Loan Trust 2007-B 2AV1
0.38%	04/25/37	[3]	292,400	285,001
Nationstar Home Equity Loan Trust 2007-C 2AV1
0.32%	06/25/37	[3]	36,180	35,593
Nationstar Home Equity Loan Trust 2007-C 2AV3
0.44%	06/25/37	[3]	7,807,200	4,708,304
Park Place Securities, Inc. 2004-MHQ1 M1
0.96%	12/25/34	[3]	9,240,940	9,109,885
Pegasus Aviation Lease Securitization 2000-1 B1
8.08%	03/25/30	[4,6,7]	8,806,150	2,810
Popular ABS Mortgage Pass-Through Trust 2007-A A3
0.57%	06/25/47	[3]	70,000	32,348
Residential Asset Securities Corp. 2005-KS12 A2
0.51%	01/25/36	[3]	8,275,828	7,902,451
Residential Funding Mortgage Securities II, Inc. 2000-HI1 AI7 (STEP)
8.79%	02/25/25		8,955	8,417
Resmae Mortgage Loan Trust 2006-1 A1B
0.53%	02/25/36	[3,4]	2,088,569	303,151
Securitized Asset Backed Receivables LLC Trust 2007-BR5 A2A
0.39%	05/25/37	[3]	8,236,538	6,278,520
SG Mortgage Securities Trust 2006-FRE1 A1B
0.53%	02/25/36	[3]	1,676,730	1,052,245
Soundview Home Equity Loan Trust 2006-OPT1 2A4
0.53%	03/25/36	[3]	7,300,000	4,258,221
Soundview Home Equity Loan Trust 2006-WF2 A2C
0.40%	12/25/36	[3]	12,000,000	10,252,678
Soundview Home Equity Loan Trust 2007-OPT5 M2
2.41%	10/25/37	[3,4]	90,000	8,115

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2010 / 19

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Specialty Underwriting & Residential Finance 2005-AB1 A1C
0.60%	03/25/36	[3]	$6,640,098	$6,169,279
Structured Asset Securities Corp. 2005-S2 M2
0.93%	06/25/35	[3]	2,569,276	2,426,955
Structured Asset Securities Corp. 2007-BC2 A3
0.39%	03/25/37	[3]	1,000,000	825,990
Terwin Mortgage Trust 2004-7HE A1
0.81%	07/25/34	[3,4]	142,962	124,628
Terwin Mortgage Trust 2005-9HGS A1
4.00%	08/25/35	[3,4]	318,734	309,604
Textainer Marine Containers Ltd. 2005-1A A (Bermuda)
0.51%	05/15/20	[2,3,4]	2,263,333	2,096,486
Triton Container Finance LLC 2006-1A
0.43%	11/26/21	[3,4]	5,210,833	4,693,029
Triton Container Finance LLC 2007-1A
0.40%	02/26/19	[3,4]	3,409,115	3,152,441
Wells Fargo Home Equity Trust 2005-3 AII3
0.60%	11/25/35	[3]	9,423,624	9,219,650
Wells Fargo Home Equity Trust 2007-2 A1
0.35%	04/25/37	[3]	670,481	651,150

Total Asset-Backed Securities
(Cost $324,679,200)				276,613,654

CORPORATES — 28.17%*
Banking — 5.09%
Ally Financial, Inc.
2.50%	12/01/14	[3]	1,424,000	1,274,551
Bank of America Corp. L (MTN)
5.65%	05/01/18		300,000	318,342
Bank of America N.A.
0.59%	06/15/17	[3]	2,500,000	2,094,570
BankAmerica Capital III
1.10%	01/15/27	[3]	2,881,000	2,045,017
BankAmerica Institutional Capital A
8.07%	12/31/26	[4]	5,250,000	5,473,125
Capital One Financial Corp.
7.38%	05/23/14		5,000,000	5,841,495
Chase Capital II B
0.97%	02/01/27	[3]	6,655,000	5,076,940
City National Corp.
5.13%	02/15/13		8,000,000	8,424,904
Credit Suisse/Guernsey 1 (Switzerland)
1.07%	05/29/49	[2,3]	8,390,000	5,925,438
Credit Suisse/New York (MTN) (Switzerland)
3.45%	07/02/12	[2]	1,825,000	1,898,662
5.00%	05/15/13	[2]	11,000,000	11,991,166

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Deutsche Bank AG/London (Germany)
4.88%	05/20/13	[2]	$7,640,000	$8,304,229
JPMorgan Chase & Co.
4.75%	05/01/13		30,000	32,556
JPMorgan Chase & Co. C (MTN)
0.77%	07/23/13	[3]	1,500,000	1,467,900
Nationsbank Capital Trust III
1.08%	01/15/27	[3]	7,650,000	5,378,730
NB Capital Trust II
7.83%	12/15/26		3,200,000	3,308,160
Royal Bank of Scotland Plc (The) (United Kingdom)
4.88%	03/16/15	[2]	7,117,000	7,495,069
Royal Bank of Scotland Plc (The) 2 (United Kingdom)
3.40%	08/23/13	[2]	1,750,000	1,795,339
Wachovia Corp. (MTN)
5.50%	05/01/13		5,655,000	6,219,714
Westpac Banking Corp. (Australia)
2.10%	08/02/13	[2]	5,000,000	5,078,040

				89,443,947

Communications — 1.10%
Cellco Partnership/Verizon Wireless Capital LLC
3.75%	05/20/11		5,440,000	5,548,784
Qwest Corp.
7.88%	09/01/11		8,995,000	9,545,944
Telecom Italia Capital SA (Luxembourg)
6.20%	07/18/11	[2]	4,060,000	4,207,183

				19,301,911

Electric — 1.85%
AES Corp. (The)
8.75%	05/15/13	[4]	92,000	93,610
Cedar Brakes I LLC
8.50%	02/15/14	[4]	1,772,066	1,830,416
Cedar Brakes II LLC
9.88%	09/01/13	[4]	5,220,242	5,452,251
FPL Energy National Wind Portfolio LLC
6.13%	03/25/19	[4]	101,334	96,830
KCP&L Greater Missouri Operations Co.
7.95%	02/01/11		2,500,000	2,553,165
11.88%	07/01/12		7,149,000	8,230,122
Mirant Mid Atlantic Pass-Through Trust A
8.63%	06/30/12		2,506,291	2,575,214
NiSource Finance Corp.
7.88%	11/15/10		2,050,000	2,064,237
10.75%	03/15/16		3,970,000	5,249,602

See accompanying notes to Schedule of Portfolio Investments.

20 / Semi-Annual Report September 2010

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
W3A Funding Corp.
8.09%	01/02/17		$4,332,070	$4,409,107

				32,554,554

Energy — 1.25%
Allis-Chalmers Energy, Inc.
9.00%	01/15/14		450,000	456,750
Aquila Canada Finance Corp. (Canada)
7.75%	06/15/11	[2]	1,835,000	1,910,987
Comstock Resources, Inc.
6.88%	03/01/12		150,000	150,567
Corral Petroleum Holdings AB (Sweden)
2.00%	09/18/11	[2,4]	204,698	189,857
Florida Gas Transmission, Co. LLC
4.00%	07/15/15	[4]	3,500,000	3,696,935
Hilcorp Energy I LP/Hilcorp Finance Co.
7.75%	11/01/15	[4]	575,000	583,625
Massey Energy Co.
6.88%	12/15/13		375,000	386,250
OPTI Canada, Inc. (Canada)
7.88%	12/15/14	[2]	250,000	187,500
Premcor Refining Group, Inc. (The)
6.13%	05/01/11		8,000,000	8,173,952
Sonat, Inc.
7.63%	07/15/11		350,000	364,592
Tennessee Gas Pipeline Co.
8.00%	02/01/16		4,848,000	5,793,360

				21,894,375

Finance — 12.12%
Bear Stearns Cos., Inc. (The) (MTN)
6.95%	08/10/12		10,000,000	11,046,690
Cantor Fitzgerald LP
6.38%	06/26/15	[4]	3,675,000	3,781,053
Citigroup, Inc.
5.30%	10/17/12		1,424,000	1,518,293
5.50%	04/11/13		11,034,000	11,844,745
5.50%	10/15/14		3,510,000	3,812,046
6.38%	08/12/14		10,500,000	11,714,558
Countrywide Financial Corp. (MTN)
5.80%	06/07/12		5,660,000	6,048,432
General Electric Capital Corp.
1.88%	09/16/13		2,200,000	2,206,823
General Electric Capital Corp. (MTN)
0.43%	06/20/14	[3]	3,500,000	3,351,611
0.81%	05/05/26	[3]	6,300,000	4,934,003
General Electric Capital Corp. A (MTN)
0.55%	09/15/14	[3]	10,169,000	9,770,477

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
General Electric Capital Corp. E (MTN)
0.48%	03/20/14	[3]	$5,500,000	$5,239,894
General Electric Capital Corp. G (MTN)
0.47%	06/01/12	[3]	12,605,000	12,647,759
Goldman Sachs Group, Inc. (The)
0.74%	03/22/16		800,000	740,606
1.03%	01/12/15	[3]	2,500,000	2,394,060
1.06%	12/05/11	[3]	10,970,000	11,076,080
5.13%	01/15/15		1,400,000	1,517,046
5.45%	11/01/12		8,000,000	8,593,158
6.15%	04/01/18		2,500,000	2,777,233
International Lease Finance Corp.
6.50%	09/01/14	[4]	8,400,000	9,030,000
JPMorgan Chase Capital XIII M
1.24%	09/30/34	[3]	2,465,000	1,869,976
JPMorgan Chase Capital XXI U
1.42%	02/02/37	[3]	3,250,000	2,350,891
Lehman Brothers Holdings, Inc. (MTN)
0.00%	06/20/16	[3,6,7]	4,835,000	991,175
8.92%	02/16/17	[6,7]	4,198,000	860,590
11.00%	11/07/16	[3,6,7]	6,776,000	1,389,080
MBNA Capital A
8.28%	12/01/26		1,074,000	1,108,905
MBNA Capital B
1.27%	02/01/27	[3]	2,891,000	2,002,596
Merrill Lynch & Co., Inc. (MTN)
8.68%	05/02/17	[3]	30,000	32,925
8.95%	05/18/17	[3]	30,000	33,075
9.57%	06/06/17	[3]	5,184,000	5,844,960
Morgan Stanley
0.64%	06/20/12	[3]	9,655,000	9,715,257
0.69%	02/10/12	[3]	18,310,000	18,396,698
0.77%	01/18/11	[3]	4,405,000	4,405,273
1.01%	10/15/15	[3]	2,830,000	2,598,899
4.20%	11/20/14		750,000	778,276
6.00%	05/13/14		1,325,000	1,457,881
Morgan Stanley (MTN)
5.63%	01/09/12		5,000,000	5,286,556
Morgan Stanley 1
1.15%	12/01/11	[3]	4,115,000	4,158,483
Morgan Stanley G (MTN)
0.83%	01/09/14	[3]	1,405,000	1,329,082
Pemex Finance Ltd. (Cayman Islands)
8.88%	11/15/10	[2]	488,933	494,052
Power Receivable Finance LLC
6.29%	01/01/12	[4]	678,503	678,717
6.29%	01/01/12		712,188	726,882
Prudential Holdings LLC (AGM)
1.17%	12/18/17	[3,4]	10,665,000	9,235,815

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2010 / 21

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
UBS AG BKNT (Switzerland)
2.25%	08/12/13	[2]	$5,750,000	$5,812,221
Woodbourne Capital Trust I
2.73%	04/08/49	[4,5]	1,000,000	430,000
Woodbourne Capital Trust II
2.73%	04/08/49	[4,5]	1,000,000	430,000
Woodbourne Capital Trust IV
2.73%	04/08/49	[4,5]	1,000,000	430,000
ZFS Finance USA Trust I
6.15%	12/15/65	[3,4]	6,000,000	5,970,000

				212,862,832

Health Care — 0.81%
Boston Scientific Corp.
6.00%	06/15/11		5,950,000	6,118,617
CHS/Community Health Systems, Inc.
8.88%	07/15/15		250,000	265,313
UnitedHealth Group, Inc.
4.88%	02/15/13		7,348,000	7,901,841

				14,285,771

Insurance — 1.63%
Berkshire Hathaway, Inc.
0.83%	02/11/13	[3]	5,475,000	5,505,468
Farmers Insurance Exchange
6.00%	08/01/14	[4]	6,315,000	6,641,213
Metropolitan Life Global Funding I
2.19%	06/10/11	[3,4]	2,000,000	2,023,798
2.88%	09/17/12	[4]	2,810,000	2,880,196
5.13%	04/10/13	[4]	4,550,000	4,955,141
5.13%	06/10/14	[4]	3,230,000	3,586,356
Nationwide Mutual Insurance Co.
5.81%	12/15/24	[3,4]	3,550,000	3,074,722

				28,666,894

Materials — 0.01%
Lyondell Chemical Co.
11.00%	05/01/18		93,569	103,979

Real Estate Investment Trust (REIT) — 3.23%
AvalonBay Communities, Inc. (MTN)
6.13%	11/01/12		1,057,000	1,152,559
Duke Realty LP
5.88%	08/15/12		956,000	1,008,364
6.25%	05/15/13		9,000,000	9,744,030
HCP, Inc.
6.45%	06/25/12		4,000,000	4,256,024
HCP, Inc. (MTN)
6.30%	09/15/16		7,600,000	8,265,106

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Health Care REIT, Inc.
4.70%	09/15/17		$6,750,000	$6,831,095
Healthcare Realty Trust, Inc.
6.50%	01/17/17		2,375,000	2,577,763
Kimco Realty Corp. C (MTN)
5.19%	10/01/13		6,000,000	6,418,385
Liberty Property LP
5.13%	03/02/15		4,180,000	4,482,619
Shurgard Storage Centers LLC
7.75%	02/22/11		1,500,000	1,544,120
WEA Finance LLC/WT Finance
7.50%	06/02/14	[4]	4,000,000	4,671,507
Westfield Capital Corp. Ltd. (Multinational)
4.38%	11/15/10	[2,4]	5,690,000	5,712,965

				56,664,537

Services — 0.03%
Mobile Mini, Inc.
6.88%	05/01/15		375,000	369,375
United Rentals North America, Inc.
7.00%	02/15/14		125,000	125,625

				495,000

Transportation — 1.05%
American Airlines Pass-Through Trust 2001-02
6.98%	04/01/11	[8]	10,790	11,006
Continental Airlines Pass-Through Trust 1997-4 A
6.90%	01/02/18		181,311	188,563
Delta Air Lines, Inc. 2001 A1
6.62%	03/18/11		2,265,088	2,299,065
Delta Air Lines, Inc. 2001 A2
7.11%	09/18/11		8,751,000	9,232,305
Northwest Airlines, Inc. 2001 1A-2
6.84%	04/01/11		1,500,000	1,537,500
UAL Pass-Through Trust 2009-1
10.40%	11/01/16		4,645,555	5,214,636

				18,483,075

Total Corporates
(Cost $485,607,882)				494,756,875

BANK LOANS — 0.59%*
Communications — 0.07%
Charter Communications, Inc. Term Loan 3rd Lien
2.76%	09/06/14	[9]	500,000	467,188
Dex Media West LLC Term Loan
7.23%	10/24/14	[3,9]	799,214	696,760

See accompanying notes to Schedule of Portfolio Investments.

22 / Semi-Annual Report September 2010

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Communications (continued)
Univision Communications, Inc. 1st Lien Strip
2.51%	09/29/14	[9]	$123,423	$108,437

				1,272,385

Electric — 0.04%
TPF Generation Holdings LLC 2nd Lien
4.54%	12/15/14	[9]	250,000	228,281
TXU Energy Term Loan B3
3.76%	10/10/14	[9]	485,000	376,346

				604,627

Health Care — 0.36%
Carestream Health, Inc. Term Loan
5.51%	10/30/13	[9]	500,000	471,250
HCA Term Loan A
1.79%	11/17/12	[9]	6,081,382	5,881,901

				6,353,151

Insurance — 0.01%
Asurion Corp. Term Loan
3.29%	07/07/14	[9]	247,500	236,981

Services — 0.04%
Cengage Learning Term Loan B
2.54%	07/03/14	[9]	727,500	655,328

Transportation — 0.07%
Delta Air Lines, Inc. Term Loan 1st Lien
1.96%	04/30/12	[9]	960,102	928,899
United Air Lines, Inc.
2.31%	02/01/14	[9]	343,611	324,426

				1,253,325

Total Bank Loans (Cost $10,576,557)				10,375,797

MORTGAGE-BACKED — 33.55%**
Commercial Mortgage-Backed — 8.64%
Bayview Commercial Asset Trust 2005-1A A1
0.56%	04/25/35	[3,4]	1,114,859	890,318
Bayview Commercial Asset Trust 2005-2A A1
0.57%	08/25/35	[3,4]	588,483	426,085
Bayview Commercial Asset Trust 2006-3A A1
0.51%	10/25/36	[3,4]	4,866,833	3,301,214
Bayview Commercial Asset Trust 2007-1 A1
0.48%	03/25/37	[3,4]	140,304	102,150
Bayview Commercial Asset Trust 2007-3 A1
0.50%	07/25/37	[3,4]	671,848	508,049
Bear Stearns Commercial Mortgage
Securities 2007-T28 AAB
5.75%	09/11/42		5,247,000	5,861,254

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Bear Stearns Commercial Mortgage Securities, Inc. 2003-T12 A4
4.68%	08/13/39	[3]	$7,195,000	$7,743,694
Bear Stearns Commercial Mortgage Securities, Inc. 2005-T20 A4A
5.30%	10/12/42	[3]	7,620,000	8,416,737
Credit Suisse First Boston Mortgage Securities Corp. 2004-C5 A2
4.18%	11/15/37		2,817,953	2,815,880
Credit Suisse First Boston Mortgage Securities, Corp. 2002-CP3 A3
5.60%	07/15/35		2,215,000	2,352,613
CS First Boston Mortgage Securities Corp. 2002-CKS4 A2
5.18%	11/15/36		7,975,000	8,441,128
First Union National Bank-Bank of America Commercial Mortgage Trust 2001-C1 A2
6.14%	03/15/33		3,678,345	3,685,854
GE Capital Commercial Mortgage Corp. 2001-2 A4
6.29%	08/11/33		14,263,903	14,645,086
GE Capital Commercial Mortgage Corp. 2002-1A A3
6.27%	12/10/35		3,142,616	3,318,581
GE Capital Commercial Mortgage Corp. 2005-C4 A3A
5.52%	11/10/45	[3]	2,235,000	2,356,181
GMAC Commercial Mortgage Securities, Inc. 2000-C3 A2
6.96%	09/15/35		113,324	113,229
GMAC Commercial Mortgage Securities, Inc. 2001-C2 A2
6.70%	04/15/34		5,587,475	5,694,152
GMAC Commercial Mortgage Securities, Inc. 2004-C1 A4
4.91%	03/10/38		410,000	438,724
Greenwich Capital Commercial Funding Corp. 2004-GG1 A7
5.32%	06/10/36	[3]	7,355,000	8,067,833
Greenwich Capital Commercial Funding Corp. 2006-GG7 A4
6.08%	07/10/38	[3]	5,955,000	6,534,539
JPMorgan Chase Commercial Mortgage Securities Corp. 2001-CIB3 A3
6.47%	11/15/35		9,370,000	9,748,095
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-CB19 A4
5.93%	02/12/49	[3]	1,918,000	2,018,246
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LD12 A4
5.88%	02/15/51	[3]	1,375,000	1,444,944

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2010 / 23

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage
Securities Corp. 2007-LDPX A3
5.42%	01/15/49		$1,610,000	$1,678,216
LB-UBS Commercial Mortgage Trust 2001-C2 A2
6.65%	11/15/27		3,551,379	3,602,634
Merrill Lynch Mortgage Trust 2002-MW1 A4
5.62%	07/12/34		8,375,000	8,830,478
Merrill Lynch/Countrywide Commercial Mortgage Trust 2006-4 A3
5.17%	12/12/49	[3]	4,840,000	5,022,416
Merrill Lynch/Countrywide Commercial Mortgage Trust 2007-7 A4
5.75%	06/12/50	[3]	3,895,000	3,980,200
Morgan Stanley Capital I 2005-T19 A4A
4.89%	06/12/47		405,000	441,098
Morgan Stanley Capital I 2007-IQ16 A4
5.81%	12/12/49		2,570,000	2,725,997
Morgan Stanley Capital I 2007-T27 A4
5.80%	06/11/42	[3]	265,000	294,393
Morgan Stanley Dean Witter Capital I 2001-TOP3 A4
6.39%	07/15/33		4,091,317	4,204,500
TIAA Seasoned Commercial Mortgage Trust 2007-C4 A3
6.04%	08/15/39	[3]	10,500,000	11,750,761
Wachovia Bank Commercial Mortgage Trust 2002-C1 A4
6.29%	04/15/34		9,537,000	10,090,061
Wachovia Bank Commercial Mortgage Trust 2004-C10 A3
4.39%	02/15/41		150,097	151,876

				151,697,216

Non-Agency Mortgage-Backed — 10.28%
Adjustable Rate Mortgage Trust 2005-1 1A1
3.46%	05/25/35	[3]	10,475,064	8,714,597
American Home Mortgage Assets 2007-2 A1
0.38%	03/25/47	[3]	20,704,887	11,263,869
American Home Mortgage Assets 2007-4 A2
0.45%	08/25/37	[3]	22,500,000	16,431,086
American Home Mortgage Investment Trust 2004-2 2A
2.28%	02/25/44	[3]	13,409,883	12,315,029
Banc of America Funding Corp. 2007-5 3A1
6.00%	07/25/37		9,813,874	7,447,876
Banc of America Funding Corp. 2007-8 2A1
7.00%	10/25/37		8,714,449	6,569,226
Banco de Credito Y Securitizacion SA 2001-1 AF (Argentina)
8.00%	05/31/10	[2,4,5]	474,397	37,952

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Bear Stearns Mortgage Funding Trust 2006-AR3 2A1
0.46%	11/25/36	[3]	$13,067,065	$7,597,525
Bear Stearns Mortgage Funding Trust 2007-AR4 2A1
0.47%	06/25/37	[3]	16,032,286	9,179,526
BHN I Mortgage Fund 2000-1 AF (Argentina)
8.00%	03/31/11	[2,4,5]	9,000	895
BlackRock Capital Finance LP 1997-R2 AP
1.21%	12/25/35	[3,4,5]	14,653	14,661
Chase Mortgage Finance Corp. 2007-A2 2A3
3.24%	07/25/37	[3]	11,097,434	10,941,682
Chase Mortgage Finance Corp. 2007-S2 1A7
6.00%	03/25/37		1,790,404	1,787,865
Chevy Chase Mortgage Funding Corp. 2005-2A A1
0.44%	05/25/36	[3,4]	3,240,253	1,769,724
Chevy Chase Mortgage Funding Corp. 2005-AA B2
0.88%	01/25/36	[3,4]	697,876	224,628
Citigroup Mortgage Loan Trust, Inc. 2004-HYB1 A41
5.14%	02/25/34	[3]	533,214	529,401
Countrywide Alternative Loan Trust 2005-27 2A1
1.74%	08/25/35	[3]	2,301,014	1,274,992
Countrywide Alternative Loan Trust 2005-51 2A2A
0.55%	11/20/35	[3]	43,904	43,074
Countrywide Alternative Loan Trust 2005-59 1A1
0.59%	11/20/35	[3]	9,768,335	5,592,035
Countrywide Alternative Loan Trust 2005-72 A1
0.53%	01/25/36	[3]	862,112	565,957
Countrywide Alternative Loan Trust 2006-46 A4
6.00%	02/25/47		8,198,953	6,286,119
Countrywide Alternative Loan Trust 2006-OA12 A2
0.47%	09/20/46	[3]	4,841,090	2,119,868
Countrywide Home Loan Mortgage Pass-Through Trust 2004-14 4A1
5.09%	08/25/34	[3]	105,417	107,162
DLJ Mortgage Acceptance Corp. 1996-QA S (IO)
3.26%	01/25/26	[3,4,5]	97,333	61
Downey Savings & Loan Association Mortgage Loan Trust 2005-AR2 2A1A
0.47%	03/19/45	[3]	3,743,789	2,281,658

See accompanying notes to Schedule of Portfolio Investments.

24 / Semi-Annual Report September 2010

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Downey Savings & Loan Association
Mortgage Loan Trust 2006-AR1 2A1A
1.31%	04/19/47	[3]	$85,996	$53,412
First Horizon Alternative Mortgage Securities 2004-AA3 A1
2.55%	09/25/34	[3]	34,585	28,971
First Horizon Asset Securities, Inc. 2002-7 2A2
5.25%	12/25/17		27,069	27,698
Harborview Mortgage Loan Trust 2006-3 2A1A
6.23%	06/19/36	[3]	2,882,118	1,763,809
Harborview Mortgage Loan Trust 2007-2 2A1A
0.42%	05/25/38	[3]	15,307,166	8,973,428
Impac CMB Trust 2005-5 A1
0.58%	08/25/35	[3]	5,312,194	4,008,478
IndyMac Index Mortgage Loan Trust 2004-AR12 A1
0.65%	12/25/34	[3]	619,669	378,381
IndyMac Index Mortgage Loan Trust 2004-AR8 2A2A
0.66%	11/25/34	[3]	2,294,397	1,509,502
JPMorgan Mortgage Trust 2005-A3 5A3
2.83%	06/25/35	[3]	155,453	126,770
MASTR Adjustable Rate Mortgages Trust 2003-6 4A2
5.18%	01/25/34	[3]	127,382	129,083
MASTR Adjustable Rate Mortgages Trust
2004-1 2A1
4.48%	01/25/34	[3]	265,027	247,556
MASTR Adjustable Rate Mortgages Trust
2004-5 3A1
2.77%	06/25/34	[3]	271,047	228,644
Mastr Adjustable Rate Mortgages Trust
2004-9 1A4
0.86%	11/25/34	[3]	5,006,594	4,834,472
MASTR Seasoned Securities Trust 2004-1 4A1
3.15%	10/25/32	[3]	836,597	719,838
Merrill Lynch Alternative Note Asset 2007-AF1 AV1
5.33%	06/25/37	[3]	7,524,982	4,061,251
Residential Asset Mortgage Products, Inc.
2004-SL4 A3
6.50%	07/25/32		2,437,853	2,537,736
Residential Asset Mortgage Products, Inc.
2005-SL1 A5
6.50%	05/25/32		4,774,459	4,482,169
Structured Asset Mortgage Investments, Inc.
2005-AR7 1A1
2.76%	12/27/35	[3]	17,071,652	10,541,113

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Asset Mortgage Investments, Inc.
2006-AR8 A1A
0.46%	10/25/36	[3]	$15,047,878	$8,971,612
Structured Asset Securities Corp. 2002-5A 6A
6.16%	04/25/32	[3]	24,965	24,002
Washington Mutual Alternative Mortgage Pass-Through Certificates 2007-OA3 4A1
1.14%	04/25/47	[3]	15,175,313	8,555,978
Washington Mutual Mortgage Pass-Through Certificates 2002-AR18 A
2.79%	01/25/33	[3]	451,341	437,853
Washington Mutual Mortgage Pass-Through Certificates 2005-AR2 2A21
0.59%	01/25/45	[3]	1,388,367	1,117,952
Washington Mutual Mortgage Pass-Through Certificates 2006-AR7 3A1B
3.30%	07/25/46	[3]	10,517,516	3,736,108

				180,592,284

U.S. Agency Mortgage-Backed — 14.63%
Fannie Mae (TBA)
3.50%	10/25/25		16,435,000	16,958,866
3.50%	11/25/25		16,440,000	16,902,375
Fannie Mae 1997-76 FS
0.73%	09/17/27	[3]	58,801	58,659
Fannie Mae 2006-B2 AB
5.50%	05/25/14		4,622,444	4,719,626
Fannie Mae 2007-64 FA
0.73%	07/25/37	[3]	7,924,524	7,886,288
Fannie Mae 2010-26 S (IO)
5.97%	11/25/36	[3]	78,694,646	10,164,389
Fannie Mae 2010-43 DP
5.00%	05/25/40		13,570,852	14,708,958
Fannie Mae 2010-95 S (IO)
6.34%	09/25/40	[3]	39,295,843	6,251,399
Fannie Mae G92-10 Z
7.75%	01/25/22		15,550	17,554
Fannie Mae Pool 555177
2.54%	01/01/33	[3]	68,027	70,772
Fannie Mae Pool 555284
7.50%	10/01/17		3,964	4,263
Fannie Mae Pool 555424
5.50%	05/01/33		18,571,290	19,932,218
Fannie Mae Pool 567002
8.00%	05/01/23		123,390	141,195
Fannie Mae Pool 735861
6.50%	09/01/33		54,176	60,594
Fannie Mae Pool 745383
2.85%	12/01/35	[3]	2,655,053	2,785,704

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2010 / 25

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 770900
2.44%	04/01/34	[3]	$652,596	$673,019
Fannie Mae Pool 805256
3.27%	01/01/35	[3]	823,485	856,733
Fannie Mae Pool 890141
5.50%	12/01/20		17,321,439	18,766,041
Fannie Mae Pool 942553
5.94%	08/01/37	[3]	11,261,597	12,115,652
Fannie Mae Pool 995793
5.50%	09/01/36		14,095,719	15,128,672
Fannie Mae Pool AD0538
6.00%	05/01/24		6,497,149	7,019,458
Freddie Mac 2174 PN
6.00%	07/15/29		3,208,869	3,472,168
Freddie Mac 2454 FQ
1.26%	06/15/31	[3]	54,376	55,315
Freddie Mac 2561 BX (IO)
5.00%	05/15/17		398,770	11,456
Freddie Mac 2657 LX (IO)
6.00%	05/15/18		31,528	2,828
Freddie Mac 3346 FA
0.49%	02/15/19	[3]	16,761,923	16,756,113
Freddie Mac 3626 MA
5.00%	02/15/30		9,709,948	10,310,853
Freddie Mac 3672 A
6.00%	05/15/40		9,515,193	10,189,324
Freddie Mac Gold A45796
7.00%	01/01/33		35,726	40,415
Freddie Mac Gold C46104
6.50%	09/01/29		40,002	44,422
Freddie Mac Gold G13032
6.00%	09/01/22		10,456,087	11,303,602
Freddie Mac Gold G13475
6.00%	01/01/24		1,286,398	1,396,689
Freddie Mac Non Gold Pool 1B1928
2.93%	08/01/34	[3]	2,325,127	2,434,150
Freddie Mac Non Gold Pool 1G2627
6.05%	03/01/37	[3]	6,949,780	7,342,070
Freddie Mac Non Gold Pool 1J1393
6.23%	10/01/36	[3]	7,948,940	8,414,017
Freddie Mac Non Gold Pool 1J1509
6.32%	11/01/36	[3]	5,802,757	6,179,464
Freddie Mac Non Gold Pool 1L0113
3.39%	05/01/35	[3]	2,317,068	2,434,863
Freddie Mac Non Gold Pool 1N0371
6.20%	01/01/37	[3]	7,107,086	7,544,892
Freddie Mac Non Gold Pool 1N1446
4.66%	01/01/37	[3]	6,158,999	6,442,152

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Non Gold Pool 1Q0196
5.78%	02/01/37	[3]	$5,169,569	$5,491,965
Freddie Mac Non Gold Pool 786781
3.27%	08/01/29	[3]	167,734	175,742
Ginnie Mae 2003-28 LI (IO)
5.50%	02/20/32		515,734	28,908
Ginnie Mae I Pool 422972
6.50%	07/15/29		70,401	79,098
Ginnie Mae II Pool 1849
8.50%	08/20/24		1,740	2,056
Ginnie Mae II Pool 2020
8.50%	06/20/25		3,621	4,298
Ginnie Mae II Pool 2286
8.50%	09/20/26		3,344	3,978
Ginnie Mae II Pool 2487
8.50%	09/20/27		21,636	25,797
Ginnie Mae II Pool 80059
3.38%	04/20/27	[3]	55,886	57,670
Ginnie Mae II Pool 80589
3.50%	03/20/32	[3]	157,836	163,343
Ginnie Mae II Pool 80610
3.38%	06/20/32	[3]	39,374	40,632
Ginnie Mae II Pool 80968
3.63%	07/20/34	[3]	1,088,889	1,121,988
Ginnie Mae II Pool 81201
3.00%	01/20/35	[3]	27,165	27,972
Ginnie Mae II Pool 8599
3.38%	02/20/25	[3]	48,147	49,781

				256,870,456

Total Mortgage-Backed (Cost $634,172,052)				589,159,956

MUNICIPAL BONDS — 1.01%*
California — 0.48%
State of California, Recreational Facility Improvements, G.O., Taxable Variable Purpose 3
5.45%	04/01/15		1,715,000	1,849,113
State of California, Refunding Bonds, G.O., Taxable Variable Purpose
4.85%	10/01/14		4,500,000	4,748,355
State of California, School Improvements, G.O., Taxable Variable Purpose
5.50%	03/01/16		1,775,000	1,912,135

				8,509,603

Illinois — 0.53%
State of Illinois, Pension Funding G.O., Taxable
4.07%	01/01/14		8,900,000	9,228,054

See accompanying notes to Schedule of Portfolio Investments.

26 / Semi-Annual Report September 2010

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MUNICIPAL BONDS (continued)
Illinois (continued)
Total Municipal Bonds (Cost $16,971,930)				$17,737,657

U.S. AGENCY SECURITIES — 8.37%
Fannie Mae
0.28%	08/23/12	[3]	$18,620,000	18,624,500
Fannie Mae 1
2.00%	04/19/13		15,795,000	16,020,500
Federal Home Loan Bank
0.37%	06/15/11	[3]	32,665,000	32,693,517
Federal Home Loan Bank (STEP)
0.75%	03/28/13		6,435,000	6,446,840
Freddie Mac
0.24%	05/11/12	[3]	16,805,000	16,802,631
0.33%	11/07/11	[3]	8,880,000	8,886,722
0.58%	02/03/12	[3]	14,440,000	14,453,371
1.00%	08/28/12		16,365,000	16,521,450
1.25%	01/26/12		16,405,000	16,444,651

Total U.S. Agency Securities (Cost $146,550,560)				146,894,182

U.S. TREASURY SECURITIES — 8.47%
U.S. Treasury Notes — 8.47%
U.S. Treasury Notes
0.38%	09/30/12		100,000,000	99,902,340
0.88%	04/30/11		11,025,000	11,067,421
1.00%	08/31/11		11,025,000	11,099,937
1.25%	09/30/15		26,770,000	26,732,356

Total U.S. Treasury Securities (Cost $148,749,686)				148,802,054

Total Bonds – 95.91% (Cost $1,767,307,867)				1,684,340,175

Issues	Maturity Date	Shares/ Principal Amount	Value
SHORT-TERM INVESTMENTS — 6.72%
Money Market Fund — 1.92%
Dreyfus Cash Advantage Fund
0.25%[10]		3,110,000	3,110,000
DWS Money Market Series-Institutional
0.21%[10]		6,415,000	6,415,000
Goldman Sachs Financial Square Funds - Prime Obligations Fund
0.16%[10,11]		24,226,100	24,226,100

			33,751,100

Issues	Maturity Date		Shares/ Principal Amount	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Agency Discount Notes — 4.75%
Fannie Mae
0.29%[12]	07/01/11		$8,425,000	$8,411,587
Federal Home Loan Bank
0.25%[12]	01/21/11		75,000,000	74,967,300

				83,378,887

U.S. Treasury Bills — 0.05%
U.S. Treasury Bills
0.18%[12]	02/10/11	[13]	840,000	839,594

Total Short-Term Investments (Cost $117,939,848)				117,969,581

Total Investments – 102.63% (Cost $1,885,247,715)[1]				1,802,309,756

Liabilities in Excess of Other Assets – (2.63)%				(46,141,489)

Net Assets – 100.00%				$1,756,168,267

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
615	U.S. Treasury Two Year Note, Expiration December 2010	$247,837

	Net unrealized appreciation	$247,837

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)[b]	Appreciation/ (Depreciation)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES

The Fund pays a fixed rate equal to 0.53% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Home Depot, Inc., 3.75%, due 09/15/09. Counterparty: Morgan Stanley

09/20/12	$—	$4,250	$ (16,010)	$ (16,010)

The Fund pays a fixed rate equal to 0.41% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Lowe’s Cos., Inc., 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

12/20/12	—	1,250	(1,778)	(1,778)

The Fund pays a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Lowe’s Cos., Inc., 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

12/20/12	—	2,750	(6,398)	(6,398)

The Fund pays a fixed rate equal to 3.65% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Centex Corp., 5.25%, due 06/15/15. Counterparty: Merrill Lynch & Co., Inc.

12/20/12	—	1,850	(99,661)	(99,661)

The Fund pays a fixed rate equal to 3.56% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Centex Corp., 5.25%, due 06/15/15. Counterparty: Merrill Lynch & Co., Inc.

12/20/12	—	2,800	(145,225)	(145,225)

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2010 / 27

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)[b]	Appreciation/ (Depreciation)	Value

SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)

The Fund pays a fixed rate equal to 0.74% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Home Depot, Inc., 3.75%, due 09/15/09. Counterparty: Citigroup, Inc.

12/20/12	$ –	$1,425	$ (12,178)	$(12,178)
The Fund pays a fixed rate equal to 0.72% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Home Depot, Inc., 3.75%, due 09/15/09. Counterparty: Merrill Lynch & Co., Inc.
12/20/12	–	1,325	(10,724)	(10,724)
The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Deutsche Bank AG
03/20/13	–	900	(36,371)	(36,371)
The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Morgan Stanley
03/20/13	–	900	(36,371)	(36,371)
The Fund pays a fixed rate equal to 1.85% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Goldman Sachs Group, Inc. (The)
06/20/13	–	1,600	(51,114)	(51,114)
The Fund pays a fixed rate equal to 4.40% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Centex Corp., 5.25%, due 06/15/15. Counterparty: Deutsche Bank AG
12/20/13	–	275	(25,742)	(25,742)
The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 6.00%, due 08/15/35. Counterparty: Deutsche Bank AG
03/20/14	–	275	(13,517)	(13,517)
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Target Corp., 4.00%, due 06/15/13. Counterparty: CS First Boston
12/20/14	(39,920)	2,930	(18,649)	(58,569)
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Target Corp., 4.00%, due 06/15/13. Counterparty: Deutsche Bank AG
12/20/14	(39,988)	2,935	(18,681)	(58,669)
The Fund pays a fixed rate equal to 2.40% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Citigroup, Inc.
03/20/15	–	1,800	(108,253)	(108,253)
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Citigroup, Inc.
09/20/16	43,472	1,170	68,639	112,111
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Deutsche Bank AG
09/20/16	46,074	895	39,686	85,760
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Goldman Sachs Group, Inc. (The)
09/20/16	45,817	890	39,464	85,281

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)[b]	Appreciation/ (Depreciation)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG
09/20/16	$137,123	$ 4,200	$ 313,314	$450,437
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG
09/20/16	126,056	3,600	260,032	386,088
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG
09/20/16	33,903	1,900	169,866	203,769
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: CS First Boston
09/20/16	64,788	1,900	138,981	203,769
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Goldman Sachs Group, Inc. (The)
09/20/16	79,594	2,275	164,393	243,987
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Toll Brothers, Inc., 5.15%, due 05/15/15. Counterparty: CS First Boston
09/20/16	25,415	9,950	657,296	682,711

	$522,334	$54,045	$1,250,999	$1,773,333

Expiration Date	Credit Rating[a]	Premiums Paid/ (Received)	Notional Amount (000’s)[b]	Appreciation	ValueC
SWAPS: CREDIT DEFAULT (WRITTEN) - SINGLE ISSUES
The Fund receives a fixed rate equal to 6.55% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the General Electric Capital Corp., 5.63%, due 09/15/17. Counterparty: CS First Boston
12/20/10	AAA	$–	$3,250	$ 47,112	$ 47,112
The Fund receives a fixed rate equal to 4.00% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the Berkshire
Hathaway, Inc., 4.63%, due 10/15/13. Counterparty: Barclays Capital, Inc.
03/20/11	AAA	–	5,500	87,028	87,028

		$–	$8,750	$134,140	$134,140

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)[b]	Appreciation	ValueC
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.
01/25/38	$(3,480,334)	$5,776	$497,672	$(2,982,662)
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.
01/25/38	(2,527,374)	3,950	483,527	(2,043,847)

See accompanying notes to Schedule of Portfolio Investments.

28 / Semi-Annual Report September 2010

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s) [b]	Appreciation	Value[c]

SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES (continued)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.

01/25/38	$(3,965,593)	$5,925	$899,823	$(3,065,770)

	$(9,973,301)	$15,651	$1,881,022	$(8,092,279)

[a]	Using Standard & Poor’s rating of the issuer.

[b]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

[c]

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period-end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes:

[1]	Cost for federal income tax purposes is $1,885,405,984 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$55,449,443
Gross unrealized depreciation	(138,545,671)

Net unrealized depreciation	$(83,096,228)

[2]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[3]	Floating rate security. The rate disclosed is that in effect at September 30, 2010.

[4]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at September 30, 2010, was $153,933,618, representing 8.77% of total net assets.

[5]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $6,573,171, which is 0.37% of total net assets.

[6]	Security is currently in default with regard to scheduled interest or principal payments.

[7]	Non-income producing security.

[8]	Expected maturity date.

[9]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
07/03/07	Asurion Corp. Term Loan,
	3.29%, 07/07/14	$246,168	$236,981	0.01%
06/01/07	Carestream Health, Inc.
	Term Loan, 5.51%,
	10/30/13	503,317	471,250	0.03%
06/27/07	Cengage Learning Term
	Loan B, 2.54%, 07/03/14	723,573	655,328	0.04%
06/04/07	Charter Communications,
	Inc. Term Loan 3rd Lien,
	2.76%, 09/06/14	501,699	467,188	0.03%
04/25/07	Delta Air Lines, Inc. Term
	Loan 1st Lien, 1.96%,
	04/30/12	960,102	928,899	0.05%
12/30/08	Dex Media West LLC
	Term Loan, 7.23%,
	10/24/14	510,459	696,760	0.04%
10/22/07	HCA Term Loan A, 1.79%,
	11/17/12	5,941,023	5,881,901	0.33%
11/06/07	TPF Generation Holdings
	LLC 2nd Lien, 4.54%,
	12/15/14	243,689	228,281	0.02%
10/31/07	TXU Energy Term Loan
	B3, 3.76%, 10/10/14	485,000	376,346	0.02%
02/01/07	United Air Lines, Inc.,
	2.31%, 02/01/14	343,611	324,426	0.02%
11/30/07	Univision Communica-
	tions, Inc. 1st Lien Strip,
	2.51%, 09/29/14	117,916	108,437	0.00%

		$10,576,557	$10,375,797	0.59%

[10]	Represents the current yield as of September 30, 2010.

[11]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $24,226,100.

[12]	Represents annualized yield at date of purchase.

[13]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $689,641.

†

Fair valued security. The aggregate value of fair valued securities is $24,916,883, which is 1.42% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure does not necessarily indicate the treatment of those securities under ASC 820, as discussed in the Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.

**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

(AGM): Assurance Guaranty Municipal Corp. (formerly known as FSA (Financial Security Assurance, Inc.)

(G.O.): General Obligation

(IO): Interest only

(MTN): Medium-term note

(STEP): Step coupon bond

(TBA): To be announced

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2010 / 29

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 104.12%
ASSET-BACKED SECURITIES — 14.28%**
ABFS Mortgage Loan Trust 2002-2 A7 (STEP)
5.72%	07/15/33		$2,433	$2,431
Aerco Ltd. 2A A3 (United Kingdom)
0.72%	07/15/25	[2,3,4]	1,528,670	1,073,891
Aerco Ltd. 2A A4 (United Kingdom)
0.78%	07/15/25	[2,3,4]	623,750	577,817
Aircastle Aircraft Lease Backed Trust 2007-1A G1
0.52%	06/14/37	3,4,†	761,885	643,798
Ameriquest Mortgage Securities, Inc. 2005-R6 A2
0.46%	08/25/35	[3]	832,048	795,566
Babcock & Brown Air Funding I Ltd. 2007-1A G1 (Bermuda)
0.65%	11/14/33	2,3,4,†	944,309	782,602
Bayview Financial Acquisition Trust 2005-A A1
1.26%	02/28/40	[3,4]	699,827	380,934
Bayview Financial Revolving Mortgage Loan Trust 2005-E A1
1.26%	12/28/40	[3,4]	1,140,787	625,045
Bear Stearns Asset Backed Securities Trust 2002-1 1A5 (STEP)
6.89%	12/25/34		12,501	12,253
Birch Real Estate CDO Ltd. 1A A1 (Cayman Islands)
5.16%	02/10/38	2,4,†	530,552	504,994
Chase Funding Mortgage Loan Asset-Backed Certificates 2004-2 1A4
5.32%	02/25/35		14,010	13,637
Citigroup Mortgage Loan Trust, Inc. 2007-WFH2 A3
0.44%	03/25/37	[3]	1,526,500	832,155
Conseco Finance 2001-D A5
6.19%	11/15/32	[3]	140,203	144,062
Conseco Finance 2002-A A5 (STEP)
7.55%	04/15/32		257,671	276,816
Conseco Finance 2002-C BF2
8.00%	06/15/32	[3,4]	303,039	232,596
Conseco Finance 2002-C MF2
6.98%	06/15/32	[3]	15,287	15,458
Conseco Finance Home Loan Trust 2000-E M1
8.13%	08/15/31	[3]	104,232	103,065
Conseco Financial Corp. 1996-7 M1
7.70%	10/15/27	[3]	1,060,000	1,125,705
Countrywide Asset-Backed Certificates 2004-AB1 2A3
1.30%	02/25/35	[3]	621,688	611,781

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Credit-Based Asset Servicing and Securitization LLC 2007-CB5 A1
0.32%	04/25/37	[3]	$430,504	$306,659
Discover Card Master Trust 2009-A2 A
1.56%	02/17/15	[3]	325,000	330,489
First Franklin Mortgage Loan Asset Backed Certificates 2006-FF18 M1
0.49%	12/25/37	[3]	2,500,000	81,555
GE SeaCo Finance SRL 2004-1A A (Barbados)
0.56%	04/17/19	[2,3,4]	394,167	376,640
GE SeaCo Finance SRL 2005-1A A (Barbados)
0.51%	11/17/20	[2,3,4]	594,167	547,427
Genesis Funding Ltd. 2006-1A G1 (Bermuda)
0.50%	12/19/32	2,3,4,†	776,071	653,852
Green Tree Home Improvement Loan Trust 1995-C B2
7.60%	07/15/20		27	25
Green Tree Home Improvement Loan Trust 1997-E HEB1
7.53%	01/15/29		461,945	456,753
HSBC Home Equity Loan Trust 2006-4 A3V
0.41%	03/20/36	[3]	1,500,000	1,420,195
HSBC Home Equity Loan Trust 2007-2 M1
0.57%	07/20/36	[3]	1,110,000	680,205
IndyMac Manufactured Housing Contract 1997-1 A3
6.61%	02/25/28		521,343	487,979
IndyMac Manufactured Housing Contract 1997-1 A4
6.75%	02/25/28		172,719	162,482
JPMorgan Mortgage Acquisition Corp. 2006-FRE1 A3
0.45%	05/25/35	[3]	1,012,382	900,600
JPMorgan Mortgage Acquisition Corp. 2007-CH4 A3
0.37%	05/25/37	[3]	1,195,000	774,787
Keystone Owner Trust 1998-P1 M2
7.93%	05/25/25	[4]	17,558	17,558
Merrill Lynch First Franklin Mortgage Loan Trust 2007-3 A2C
0.44%	06/25/37	[3]	811,700	389,965
Merrill Lynch First Franklin Mortgage Loan Trust 2007-3 A2D
0.51%	06/25/37	[3]	1,500,000	714,541
Mid-State Trust 11 A1
4.86%	07/15/38		1,331,267	1,342,897
Mid-State Trust 2004-1 A
6.01%	08/15/37		315,878	329,140
Mid-State Trust 2004-1 B
8.90%	08/15/37		874,740	867,184

See accompanying notes to Schedule of Portfolio Investments.

30 / Semi-Annual Report September 2010

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Mid-State Trust 2005-1 M2
7.08%	01/15/40		$1,056,311	$981,652
Nationstar Home Equity Loan Trust 2006-B AV4
0.54%	09/25/36	[3]	2,450,000	1,342,963
Nationstar Home Equity Loan Trust 2007-C 2AV2
0.39%	06/25/37	[3]	1,150,000	912,844
Oakwood Mortgage Investors, Inc. 1998-B A4
6.35%	03/15/17		33,799	33,953
Option One Mortgage Loan Trust 2007-6 2A4
0.51%	07/25/37	[3]	2,159,800	916,677
Peach Finance Co. 2000 A
4.71%	04/15/48	4,†	825,042	844,766
Residential Asset Mortgage Products, Inc. 2002-RS4 AI5 (STEP)
6.16%	08/25/32		2,220	1,318
Residential Asset Mortgage Products, Inc. 2003-RS1 AI5 (STEP)
5.69%	03/25/33		15,836	8,394
Residential Funding Mortgage Securities II, Inc. 2003-HS2 AI4 (STEP)
3.87%	07/25/33		22,790	21,317
Resmae Mortgage Loan Trust 2006-1 A1B
0.53%	02/25/36	[3,4]	118,352	17,178
Securitized Asset Backed Receivables LLC Trust 2006-HE2 A2C
0.41%	07/25/36	[3]	2,700,000	1,015,799
SG Mortgage Securities Trust 2006-FRE1 A1B
0.53%	02/25/36	[3]	85,986	53,961
Soundview Home Equity Loan Trust 2006-WF2 A2C
0.40%	12/25/36	[3]	1,680,000	1,435,375
Soundview Home Equity Loan Trust 2007-OPT1 2A2
0.41%	06/25/37	[3]	1,872,000	790,113
Soundview Home Equity Loan Trust 2007-OPT3 2A2
0.39%	08/25/37	[3]	1,170,000	821,960
SVO VOI Mortgage Corp. 2003-AA A
3.95%	02/20/19	[4]	46,277	46,733
Terwin Mortgage Trust 2005-9HGS A1
4.00%	08/25/35	[3,4]	22,272	21,634
Textainer Marine Containers Ltd. 2005-1A A (Bermuda)
0.51%	05/15/20	[2,3,4]	490,000	453,879
Triton Container Finance LLC 2006-1A
0.43%	11/26/21	[3,4]	693,750	624,812
Triton Container Finance LLC 2007-1A
0.40%	02/26/19	[3,4]	427,865	395,650

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
UCFC Home Equity Loan 1998-D BF1
8.97%	04/15/30	[3]	$3,657	$1,622
UCFC Home Equity Loan 1998-D MF1
6.91%	04/15/30		118,429	112,830
Wells Fargo Home Equity Trust 2006-1 A3
0.41%	05/25/36	[3]	426,541	414,380

Total Asset-Backed Securities
(Cost $30,892,609)				30,865,349

CORPORATES — 31.43%*
Banking — 5.89%
ANZ National International Ltd. (New Zealand)
6.20%	07/19/13	[2,4]	600,000	667,259
BAC Capital Trust XV
1.10%	06/01/56	[3]	1,432,000	909,273
Bank of America N.A.
0.59%	06/15/17	[3]	600,000	502,697
Barclays Bank Plc (United Kingdom)
5.20%	07/10/14	[2]	850,000	943,143
Capital One Financial Corp. (MTN)
5.70%	09/15/11		876,000	911,767
Credit Suisse/Guernsey 1 (Switzerland)
1.07%	05/29/49	[2,3]	770,000	543,813
Credit Suisse/New York (MTN) (Switzerland)
5.00%	05/15/13	[2]	700,000	763,074
Credit Suisse/New York (Switzerland)
5.50%	05/01/14	[2]	500,000	560,547
6.00%	02/15/18	[2]	575,000	635,964
Deutsche Bank AG/London (Germany)
4.88%	05/20/13	[2]	760,000	826,075
Deutsche Bank Capital Funding Trust VII
5.63%	01/19/49	[3,4]	120,000	105,000
HBOS Plc (United Kingdom)
6.75%	05/21/18	[2,4]	915,000	920,743
JPMorgan Chase Bank N.A.
0.62%	06/13/16	[3]	600,000	558,440
6.00%	07/05/17		600,000	680,101
Lloyds Banking Group Capital No. 1 Plc (United Kingdom)
8.00%	12/29/49	[2,3]	650,000	604,500
Nationsbank Capital Trust III
1.08%	01/15/27	[3]	616,000	433,111
Royal Bank of Scotland Plc (The) (United Kingdom)
3.95%	09/21/15	[2]	1,000,000	1,012,802
Svenska Handelsbanken AB (Sweden)
4.88%	06/10/14	[2,4]	825,000	902,528

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2010 / 31

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Wachovia Corp. (MTN)
5.50%	05/01/13		$239,000	$262,867

				12,743,704

Communications — 0.71%
Cellco Partnership /Verizon Wireless Capital LLC
5.55%	02/01/14		350,000	396,104
Qwest Corp.
7.88%	09/01/11		575,000	610,219
Telecom Italia Capital SA (Luxembourg)
6.20%	07/18/11	[2]	520,000	538,851

				1,545,174

Electric — 3.12%
Cedar Brakes II LLC
9.88%	09/01/13	[4]	280,927	293,413
Entergy Louisiana LLC
5.83%	11/01/10		758,000	759,701
KCP&L Greater Missouri Operations Co.
11.88%	07/01/12		1,060,000	1,220,301
NiSource Finance Corp.
10.75%	03/15/16		900,000	1,190,086
PG&E Corp.
5.75%	04/01/14		910,000	1,024,052
Public Service Co. of New Mexico
7.95%	05/15/18		475,000	525,026
Southwestern Electric Power Co.
6.45%	01/15/19		534,000	620,304
Texas-New Mexico Power Co.
9.50%	04/01/19	[4]	800,000	1,053,588
Union Electric Co.
6.70%	02/01/19		54,000	65,760

				6,752,231

Energy — 2.29%
CenterPoint Energy Resources Corp. B
7.88%	04/01/13		450,000	518,473
Sabine Pass LNG LP
7.25%	11/30/13		935,000	906,950
Southern Union Co.
7.20%	11/01/66	[3]	910,000	821,275
Tennessee Gas Pipeline Co.
8.00%	02/01/16		1,000,000	1,195,000
Valero Energy Corp.
9.38%	03/15/19		1,071,000	1,369,838
Williams Cos., Inc. (The)
7.88%	09/01/21		112,000	136,252

				4,947,788

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance — 12.30%
Bear Stearns Cos. LLC (The)
7.25%	02/01/18		$1,140,000	$1,390,711
Citigroup Funding, Inc. 2
0.81%	04/30/12	[3]	655,000	659,090
Citigroup, Inc.
0.87%	08/25/36	[3]	205,000	130,729
5.50%	04/11/13		451,000	484,138
5.50%	10/15/14		371,000	402,926
6.00%	08/15/17		250,000	270,532
6.38%	08/12/14		535,000	596,885
6.50%	08/19/13		408,000	451,085
8.50%	05/22/19		300,000	371,495
Countrywide Financial Corp. (MTN)
5.80%	06/07/12		625,000	667,892
Ford Motor Credit Co. LLC
8.63%	11/01/10		319,000	320,567
General Electric Capital Corp.
5.63%	05/01/18		730,000	812,140
General Electric Capital Corp. (MTN)
1.24%	05/22/13	[3]	340,000	339,854
6.88%	01/10/39		300,000	345,674
General Electric Capital Corp. A (MTN)
0.55%	09/15/14	[3]	1,394,000	1,339,369
General Electric Capital Corp. E (MTN)
0.48%	03/20/14	[3]	300,000	285,812
General Electric Capital Corp. G (MTN)
2.00%	09/28/12		2,000,000	2,054,962
2.63%	12/28/12		990,000	1,032,790
Goldman Sachs Group, Inc. (The)
0.60%	02/06/12	[3]	210,000	208,737
1.06%	12/05/11	[3]	785,000	792,591
5.13%	01/15/15		750,000	812,703
6.15%	04/01/18		600,000	666,536
7.50%	02/15/19		800,000	956,633
Goldman Sachs Group, Inc. (The) (MTN)
6.00%	05/01/14		250,000	279,140
Goldman Sachs Group, Inc. B (The) (MTN)
0.91%	07/22/15	[3]	100,000	94,098
International Lease Finance Corp.
6.50%	09/01/14	[4]	1,000,000	1,075,000
JPMorgan Chase Capital XIII M
1.24%	09/30/34	[3]	1,070,000	811,714
Lehman Brothers Holdings, Inc. (MTN)
0.00%	06/20/16	[3,5,6]	452,000	92,660
8.92%	02/16/17	[5,6]	260,000	53,300
11.00%	11/07/16	[3,5,6]	502,000	102,910
Lehman Brothers Holdings, Inc. H (MTN)
0.00%	11/30/10	[3,5,6]	271,000	55,555

See accompanying notes to Schedule of Portfolio Investments.

32 / Semi-Annual Report September 2010

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Merrill Lynch & Co., Inc. (MTN)
8.68%	05/02/17	[3]	$510,000	$559,725
8.95%	05/18/17	[3]	410,000	452,025
9.57%	06/06/17	[3]	319,000	359,673
Morgan Stanley
0.64%	06/20/12	[3]	1,150,000	1,157,177
0.69%	02/10/12	[3]	2,140,000	2,150,133
0.77%	01/18/11	[3]	345,000	345,022
1.01%	10/15/15	[3]	187,000	171,729
5.38%	10/15/15		800,000	859,339
6.75%	04/15/11		180,000	185,421
Morgan Stanley (MTN)
0.97%	10/18/16	[3]	570,000	500,905
Morgan Stanley G (MTN)
0.83%	01/09/14	[3]	615,000	581,769
Pemex Finance Ltd. (Cayman Islands)
8.88%	11/15/10	[2]	25,000	25,262
Power Receivable Finance LLC
6.29%	01/01/12		146,768	149,797
Prime Property Funding II, Inc.
5.60%	06/15/11	[4]	206,000	209,906
Prudential Holdings LLC (AGM)
1.17%	12/18/17	[3,4]	500,000	432,997
ZFS Finance USA Trust I
6.15%	12/15/65	[3,4]	500,000	497,500

				26,596,608

Health Care — 1.02%
HCA, Inc.
8.50%	04/15/19		430,000	477,300
UnitedHealth Group, Inc.
4.88%	02/15/13		760,000	817,283
WellPoint, Inc.
6.00%	02/15/14		800,000	906,667

				2,201,250

Insurance — 1.50%
Allied World Assurance Co. Holdings Ltd. (Bermuda)
7.50%	08/01/16	[2]	244,000	276,172
Fairfax Financial Holdings Ltd. (Canada)
7.75%	04/26/12	[2]	375,000	395,156
MetLife, Inc.
7.72%	02/15/19		270,000	344,184
Metropolitan Life Global Funding I
5.13%	06/10/14	[4]	800,000	888,262
Nationwide Mutual Insurance Co.
6.60%	04/15/34	[4]	440,000	393,641

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Insurance (continued)
Pricoa Global Funding I
5.45%	06/11/14	[4]	$850,000	$948,564

				3,245,979

Real Estate Investment Trust (REIT) — 3.11%
Duke Realty LP
6.25%	05/15/13		790,000	855,309
HCP, Inc.
7.07%	06/08/15		200,000	225,837
HCP, Inc. (MTN)
5.95%	09/15/11		820,000	852,544
6.30%	09/15/16		500,000	543,757
Health Care REIT, Inc.
4.70%	09/15/17		1,000,000	1,012,014
Shurgard Storage Centers LLC
5.88%	03/15/13		68,000	74,021
Simon Property Group LP
4.20%	02/01/15		400,000	429,737
UDR, Inc. (MTN)
5.00%	01/15/12		80,000	82,581
5.25%	01/15/15		1,000,000	1,062,882
WEA Finance LLC
7.13%	04/15/18	[4]	775,000	912,770
WEA Finance LLC/WT Finance
7.50%	06/02/14	[4]	570,000	665,690

				6,717,142

Transportation — 1.49%
Continental Airlines Pass-Through Trust 1997-4 A
6.90%	01/02/18		79,324	82,496
Continental Airlines Pass-Through Trust
1999-2 A-1
7.26%	03/15/20		392,764	412,402
Continental Airlines Pass-Through Trust 2007-1 A
5.98%	04/19/22		366,394	380,592
Delta Air Lines, Inc. 2001 A2
7.11%	09/18/11		1,202,000	1,268,110
JetBlue Airways Pass-Through Trust 2004-2 G1
0.75%	08/15/16	[3]	19,619	17,730
Northwest Airlines, Inc. 2001 1A-2
6.84%	04/01/11		400,000	410,000
Northwest Airlines, Inc. 2001-1 A1
7.04%	04/01/22		205,084	214,525

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2010 / 33

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
UAL Pass-Through Trust 2009-2 A
9.75%	01/15/17		$380,690	$425,421

				3,211,276

Total Corporates (Cost $63,036,967)				67,961,152

BANK LOANS — 0.20%*
Health Care — 0.20%
HCA Term Loan A
1.79%	11/17/12	[7]	455,133	440,204

Total Bank Loans (Cost $449,209)

MORTGAGE-BACKED — 30.92%**
Commercial Mortgage-Backed — 6.74%
Bear Stearns Commercial Mortgage Securities, Inc. 2003-PWR2 A4
5.19%	05/11/39	[3]	40,000	43,322
Bear Stearns Commercial Mortgage Securities, Inc. 2005-T20 A4A
5.30%	10/12/42	[3]	950,000	1,049,331
Bear Stearns Commercial Mortgage Securities, Inc. 2006-PW13 A4
5.54%	09/11/41		470,000	514,584
Citigroup Commercial Mortgage Trust 2007-C6 A4
5.89%	12/10/49	[3]	40,000	42,901
Citigroup/Deutsche Bank Commercial Mortgage Trust 2007-CD4 A4
5.32%	12/11/49		1,100,000	1,142,170
Credit Suisse Mortgage Capital Certificates 2006-C5 A3
5.31%	12/15/39		175,000	182,370
First Union National Bank-Bank of America Commercial Mortgage Trust 2001-C1 A2
6.14%	03/15/33		294,749	295,351
GMAC Commercial Mortgage Securities, Inc. 2000-C3 A2
6.96%	09/15/35		15,642	15,629
Greenwich Capital Commercial Funding Corp. 2002-C1 A4
4.95%	01/11/35		1,030,000	1,089,216
Greenwich Capital Commercial Funding Corp. 2004-GG1 A7
5.32%	06/10/36	[3]	980,000	1,074,980
Greenwich Capital Commercial Funding Corp. 2006-GG7 A4
6.08%	07/10/38	[3]	1,605,000	1,761,198
Greenwich Capital Commercial Funding Corp. 2007-GG9 A4
5.44%	03/10/39		1,740,000	1,837,399

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage Securities Corp. 2001-CIB3 A3
6.47%	11/15/35		$1,010,000	$1,050,755
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-CB19 A4
5.93%	02/12/49	[3]	955,000	1,004,914
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LD12 A4
5.88%	02/15/51	[3]	465,000	488,654
Merrill Lynch /Countrywide Commercial Mortgage Trust 2006-4 A3
5.17%	12/12/49	[3]	760,000	788,644
Morgan Stanley Capital I 2007-IQ16 A4
5.81%	12/12/49		2,060,000	2,185,041

				14,566,459

Non-Agency Mortgage-Backed — 4.80%
Banc of America Funding Corp. 2003-2 1A1
6.50%	06/25/32		11,629	12,131
Chevy Chase Mortgage Funding Corp. 2004-1A A1
0.54%	01/25/35	[3,4]	362,361	275,011
Chevy Chase Mortgage Funding Corp. 2005-2A A1
0.44%	05/25/36	[3,4]	346,414	189,200
Citigroup Mortgage Loan Trust, Inc. 2004-HYB1 A41
5.14%	02/25/34	[3]	41,712	41,413
Countrywide Alternative Loan Trust 2005-27 2A1
1.74%	08/25/35	[3]	400,686	222,020
Countrywide Alternative Loan Trust 2005-27 3A2
1.49%	08/25/35	[3]	39,922	21,142
Countrywide Alternative Loan Trust 2005-72 A1
0.53%	01/25/36	[3]	841,045	552,127
Countrywide Alternative Loan Trust 2006-OA16 A2
0.45%	10/25/46	[3]	2,388,563	1,390,143
Countrywide Home Loan Mortgage Pass-Through Trust 2004-14 4A1
5.09%	08/25/34	[3]	485,252	493,284
Deutsche ALT-A Securities, Inc. 2007-OA2 A1
1.14%	04/25/47	[3]	1,134,887	701,478
First Horizon Asset Securities, Inc. 2002-7 2A2
5.25%	12/25/17		69,026	70,631
GSR Mortgage Loan Trust 2004-9 5A7
3.87%	08/25/34	[3]	1,469,000	1,469,563

See accompanying notes to Schedule of Portfolio Investments.

34 / Semi-Annual Report September 2010

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust 2004-AR6 6A1
5.50%	10/25/34	[3]	$187,996	$174,693
IndyMac Index Mortgage Loan Trust 2004-AR8 2A2A
0.66%	11/25/34	[3]	58,020	38,172
IndyMac Index Mortgage Loan Trust 2007-AR5 1A1
5.18%	05/25/37	[3]	21,760	12,144
Lehman XS Trust 2007-12N 1A3A
0.46%	07/25/47	3,†	4,500,000	1,440,032
Lehman XS Trust 2007-14H A12
0.76%	07/25/47	[3]	8,145,513	634,389
MASTR Adjustable Rate Mortgages Trust 2004-1 2A1
4.48%	01/25/34	[3]	3,365	3,143
MASTR Asset Securitization Trust 2002-8 1A1
5.50%	12/25/17		8,494	8,828
MASTR Seasoned Securities Trust 2004-1 4A1
3.15%	10/25/32	[3]	4,224	3,634
MASTR Seasoned Securities Trust 2004-2 A2
6.50%	08/25/32		127,465	133,138
MASTR Seasoned Securities Trust 2005-1 4A1
2.96%	10/25/32	[3]	8,588	8,167
Residential Accredit Loans, Inc. 2003-QS17 NB1
5.25%	09/25/33		10,911	10,914
Residential Asset Mortgage Products, Inc. 2003-SL1 A41
8.00%	04/25/31		68,692	70,355
Residential Asset Securitization Trust 2004-IP2 2A1
2.82%	12/25/34	[3]	118,820	113,783
Structured Asset Mortgage Investments, Inc. 2005-AR3 1A1
0.53%	08/25/35	[3]	1,426,712	886,229
Structured Asset Mortgage Investments, Inc. 2005-AR8 A2
1.87%	02/25/36	[3]	1,555,740	923,798
Washington Mutual Alternative Mortgage Pass-Through Certificates 2007-OA3 4A1
1.14%	04/25/47	[3]	818,277	461,352
Washington Mutual Mortgage Pass-Through Certificates 2002-AR18 A
2.79%	01/25/33	[3]	24,883	24,139

				10,385,053

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed — 19.38%
Fannie Mae (TBA)
3.50%	10/25/25		$9,035,000	$9,322,991
3.50%	11/25/25		4,765,000	4,899,016
Fannie Mae 1989-25 G
6.00%	06/25/19		4,327	4,829
Fannie Mae 1992-116 B
6.50%	06/25/22		597	661
Fannie Mae 1993-225 SG
26.33%	12/25/13	[3]	93,613	120,485
Fannie Mae 1993-80 S
10.53%	05/25/23	[3]	25,638	31,489
Fannie Mae 2001-52 YZ
6.50%	10/25/31		623,432	705,511
Fannie Mae 2003-27 SG (IO)
7.39%	04/25/17	[3]	5,911,005	433,667
Fannie Mae 2003-W6 5T (IO)
0.55%	09/25/42	[3]	40,236,704	722,378
Fannie Mae 2007-64 FA
0.73%	07/25/37	[3]	1,278,607	1,272,438
Fannie Mae 2008-50 SA (IO)
5.79%	11/25/36	[3]	9,252,408	1,308,239
Fannie Mae Pool 253974
7.00%	08/01/31		30,384	33,703
Fannie Mae Pool 254232
6.50%	03/01/22		40,872	44,775
Fannie Mae Pool 527247
7.00%	09/01/26		162	183
Fannie Mae Pool 545191
7.00%	09/01/31		14,268	15,826
Fannie Mae Pool 545646
7.00%	09/01/26		98	111
Fannie Mae Pool 549740
6.50%	10/01/27		63,777	70,317
Fannie Mae Pool 555177
2.54%	01/01/33	[3]	36,184	37,644
Fannie Mae Pool 555284
7.50%	10/01/17		1,883	2,025
Fannie Mae Pool 606108
7.00%	03/01/31		2,207	2,499
Fannie Mae Pool 630599
7.00%	05/01/32		18,554	21,077
Fannie Mae Pool 655928
7.00%	08/01/32		12,801	14,552
Fannie Mae Pool 735207
7.00%	04/01/34		9,625	10,710
Fannie Mae Pool 735646
4.50%	07/01/20		27,290	28,995
Fannie Mae Pool 735686
6.50%	12/01/22		228,005	248,635

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2010 / 35

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 735861
6.50%	09/01/33		$314,065	$351,271
Fannie Mae Pool 764388
4.93%	03/01/34	[3]	332,282	352,633
Fannie Mae Pool 765387
6.00%	08/01/34		20,862	22,971
Fannie Mae Pool 770869
2.45%	04/01/34	[3]	417,380	435,954
Fannie Mae Pool 776708
5.00%	05/01/34		919,201	981,470
Fannie Mae Pool 789606
6.00%	08/01/34		16,428	18,130
Fannie Mae Pool 817611
5.32%	11/01/35	[3]	192,152	204,985
Fannie Mae Pool 844773
5.04%	12/01/35	[3]	12,885	13,737
Fannie Mae Pool 889125
5.00%	12/01/21		1,187,512	1,268,272
Fannie Mae Pool 889184
5.50%	09/01/36		1,224,467	1,313,815
Fannie Mae Pool 895606
5.76%	06/01/36	[3]	475,378	507,763
Fannie Mae Pool 918445
5.75%	05/01/37	[3]	41,104	43,904
Fannie Mae Pool 939419
5.65%	05/01/37	[3]	627,253	671,647
Freddie Mac 1602 SN
10.09%	10/15/23	[3]	14,590	18,960
Freddie Mac 1688 W
7.25%	03/15/14		4,314	4,415
Freddie Mac 2174 PN
6.00%	07/15/29		231,232	250,205
Freddie Mac 2561 BX (IO)
5.00%	05/15/17		86,336	2,480
Freddie Mac 2929 PE
5.00%	05/15/33		55,000	59,452
Freddie Mac Gold A25162
5.50%	05/01/34		1,137,782	1,219,116
Freddie Mac Gold A33262
5.50%	02/01/35		164,070	177,908
Freddie Mac Gold A68781
5.50%	10/01/37		41,982	45,488
Freddie Mac Gold A72860
6.00%	02/01/38		33,418	36,213
Freddie Mac Gold C90504
6.50%	12/01/21		5,021	5,526
Freddie Mac Gold E01279
5.50%	01/01/18		7,724	8,331

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold E90474
6.00%	07/01/17		$15,187	$16,482
Freddie Mac Gold G01548
7.50%	07/01/32		888,992	1,032,029
Freddie Mac Gold G01601
4.00%	09/01/33		24,439	25,142
Freddie Mac Gold G01611
4.00%	09/01/33		10,149	10,440
Freddie Mac Gold G01644
5.50%	02/01/34		1,048,384	1,125,290
Freddie Mac Gold G01673
5.50%	04/01/34		77,003	83,535
Freddie Mac Gold G02366
6.50%	10/01/36		680,110	745,996
Freddie Mac Gold G03243
5.50%	07/01/37		66,980	72,574
Freddie Mac Gold G03436
6.00%	11/01/37		1,480,062	1,613,557
Freddie Mac Gold G03601
6.00%	07/01/37		27,087	29,522
Freddie Mac Gold G03640
5.50%	12/01/37		1,083,609	1,165,843
Freddie Mac Gold G05119
6.50%	09/01/38		28,265	30,986
Freddie Mac Gold G11707
6.00%	03/01/20		12,963	14,068
Freddie Mac Gold G12393
5.50%	10/01/21		1,107,548	1,195,893
Freddie Mac Gold G12909
6.00%	11/01/22		940,029	1,020,189
Freddie Mac Gold G13032
6.00%	09/01/22		837,038	904,884
Freddie Mac Gold J06246
5.50%	10/01/21		651,149	703,314
Freddie Mac Non Gold Pool 1B3413
5.87%	05/01/37	[3]	802,393	861,045
Freddie Mac Non Gold Pool 1J0045
5.12%	01/01/36	[3]	18,057	19,254
Freddie Mac R001 AE
4.38%	04/15/15		584,617	595,604
Ginnie Mae 2003-28 LI (IO)
5.50%	02/20/32		58,248	3,265
Ginnie Mae 2004-8 SE
13.79%	11/26/23	[3]	160,230	199,874
Ginnie Mae I Pool 782810
4.50%	11/15/39		2,818,546	2,993,054

See accompanying notes to Schedule of Portfolio Investments.

36 / Semi-Annual Report September 2010

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool 80968
3.63%	07/20/34	[3]	$77,689	$80,050

				41,909,292

Total Mortgage-Backed
(Cost $62,498,582)				66,860,804

MUNICIPAL BONDS — 0.94%*
California — 0.56%
State of California, Recreational Facility Improvements, G.O., Taxable Variable Purpose 3
5.95%	04/01/16		225,000	247,592
State of California, Refunding Bonds, G.O., Taxable Variable Purpose
6.20%	10/01/19		866,000	959,675

				1,207,267

Illinois — 0.38%
State of Illinois, Pension Funding G.O., Taxable
4.07%	01/01/14		800,000	829,488

Total Municipal Bonds
(Cost $1,906,859)				2,036,755

U.S. AGENCY SECURITIES — 0.56%
U.S. Agency Securities — 0.56%
Freddie Mac
0.33%	11/07/11	[3]	1,200,000	1,200,908

Total U.S. Agency Securities
(Cost $1,199,468)				1,200,908

U.S. TREASURY SECURITIES — 25.79%
U.S. Treasury Bonds — 0.50%
3.50%	01/15/11		855,000	1,080,930

U.S. Treasury Notes — 25.29%
0.88%	04/30/11		3,085,000	3,096,870
1.00%	08/31/11		3,985,000	4,012,086
1.25%	09/30/15		6,750,000	6,740,508
1.75%	07/31/15		6,095,000	6,242,603
1.88%	06/30/15		17,465,000	17,999,866
2.00%	01/15/16	[8]	1,699,000	2,047,571
2.38%	03/31/16		6,280,000	6,585,660
3.13%	04/30/17		7,340,000	7,943,832

Total U.S. Treasury Securities
(Cost $54,911,578)				55,749,926

			Value
Total Bonds – 104.12%
(Cost $214,895,272)			$225,115,098

Issues	Maturity Date	Shares/ Principal Amount	Value
SHORT-TERM INVESTMENTS — 3.79%
Money Market Fund — 3.09%
Dreyfus Cash Advantage Fund
0.25%[9]		2,520,000	2,520,000
DWS Money Market Series-Institutional
0.21%[9]		885,000	885,000
Goldman Sachs Financial Square Funds - Prime Obligations Fund
0.16%[9,10]		3,280,000	3,280,000

			6,685,000

U.S. Agency Discount Notes — 0.57%
Fannie Mae
0.29%[11]	07/01/11	$1,225,000	1,223,050

U.S. Treasury Bills — 0.13%
U.S. Treasury Bills
0.18%[11]	02/10/11 [12]	285,000	284,862

Total Short-Term Investments
(Cost $8,192,119)			8,192,912

Total Investments – 107.91%
(Cost $223,087,391)[1]			233,308,010

Liabilities in Excess of Other
Assets – (7.91)%			(17,095,974)

Net Assets – 100.00%			$216,212,036

Issues	Contracts	Premiums (Received)	Value
CALL OPTIONS WRITTEN
U.S. Long Bond (CBT), Call Strike $127, expires 11/26/10	(60)	$(37,995)	$(57,187)

Total Call Options Written		$(37,995)	$(57,187)

WRITTEN PUT OPTIONS
U.S. Long Bond (CBT), Call Strike $121, expires 11/26/10	(15)	$(11,686)	$(1,875)

Total Written Put Options		$(11,686)	$(1,875)

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2010 / 37

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
156	U.S. Treasury Five Year Note, Expiration December 2010	$183,429

	Net unrealized appreciation	$183,429

Contracts		Unrealized (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS

3	Euro Dollar Ninety Day,
	Expiration December 2010	$(12,382)

3	Euro Dollar Ninety Day,
	Expiration March 2011	(14,670)

3	Euro Dollar Ninety Day,
	Expiration June 2011	(16,770)

2	Euro Dollar Ninety Day,
	Expiration September 2011	(12,380)

2	Euro Dollar Ninety Day,
	Expiration December 2011	(13,330)

2	Euro Dollar Ninety Day,
	Expiration March 2012	(13,705)

2	Euro Dollar Ninety Day,
	Expiration June 2012	(13,980)

	Net unrealized depreciation	$(97,217)

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)[b]	Appreciation/ (Depreciation)	Value

SWAPS: CREDIT DEFAULT (PURCHASED) – SINGLE ISSUES

The Fund pays a fixed rate equal to 0.53% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Home Depot, Inc., 3.75%, due 09/15/09. Counterparty: Morgan Stanley

09/20/12	$–	$250	$ (942)	$ (942)
The Fund pays a fixed rate equal to 3.65% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Centex Corp., 5.25%, due 06/15/15. Counterparty: Merrill Lynch & Co., Inc.

12/20/12	–	120	(6,465)	(6,465)
The Fund pays a fixed rate equal to 3.56% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Centex Corp., 5.25%, due 06/15/15. Counterparty: Merrill Lynch & Co., Inc.

12/20/12	–	175	(9,077)	(9,077)

The Fund pays a fixed rate equal to 0.74% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Home Depot, Inc., 3.75%, due 09/15/09. Counterparty: Citigroup, Inc.

12/20/12	–	175	(1,495)	(1,495)
The Fund pays a fixed rate equal to 0.72% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Home Depot, Inc., 3.75%, due 09/15/09. Counterparty: Merrill Lynch & Co., Inc.

12/20/12	–	175	(1,416)	(1,416)
The Fund pays a fixed rate equal to 0.41% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Lowe’s Cos., Inc., 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

12/20/12	–	100	(142)	(142)

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s) [b]	Appreciation/ (Depreciation)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)
The Fund pays a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Lowe’s Cos., Inc., 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

12/20/12	$ –	$175	$ (407)	$ (407)
The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Deutsche Bank AG

03/20/13	–	75	(3,031)	(3,031)
The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Morgan Stanley

03/20/13	–	75	(3,031)	(3,031)
The Fund pays a fixed rate equal to 1.85% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Goldman Sachs Group, Inc. (The)

06/20/13	–	80	(2,556)	(2,556)
The Fund pays a fixed rate equal to 4.40% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Centex Corp., 5.25%, due 06/15/15. Counterparty: Deutsche Bank AG

12/20/13	–	200	(18,721)	(18,721)
The Fund pays a fixed rate equal to 2.73% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 6.00%, due 08/15/35. Counterparty: Citigroup, Inc.

03/20/14	–	210	(13,794)	(13,794)
The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 6.00%, due 08/15/35. Counterparty: Deutsche Bank AG

03/20/14	–	200	(9,830)	(9,830)
The Fund pays a fixed rate equal to 2.67% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Home Depot, Inc., 5.88%, due 12/16/36. Counterparty: Citigroup, Inc.

03/20/14	–	135	(10,063)	(10,063)
The Fund pays a fixed rate equal to 1.20% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Lowe’s Cos., Inc., 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

03/20/14	–	140	(3,287)	(3,287)
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Target Corp., 4.00%, due 06/15/13. Counterparty: CS First Boston

12/20/14	(3,542)	260	(1,655)	(5,197)
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Target Corp., 4.00%, due 06/15/13. Counterparty: Deutsche Bank AG

12/20/14	(3,610)	265	(1,687)	(5,297)
The Fund pays a fixed rate equal to 2.40% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Citigroup, Inc.

03/20/15	–	150	(9,021)	(9,021)
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Citigroup, Inc.

09/20/16	6,502	175	10,267	16,769

See accompanying notes to Schedule of Portfolio Investments.

38 / Semi-Annual Report September 2010

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s) [b]	Appreciation/ (Depreciation)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Deutsche Bank AG
09/20/16	$ 6,950	$ 135	$ 5,986	$ 12,936
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Goldman Sachs Group, Inc. (The)
09/20/16	6,950	135	5,986	12,936
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG
09/20/16	5,714	175	13,054	18,768
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG
09/20/16	4,727	135	9,751	14,478
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG
09/20/16	4,015	225	20,115	24,130
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: CS First Boston
09/20/16	7,672	225	16,458	24,130
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Goldman Sachs Group, Inc. (The)
09/20/16	10,244	340	26,220	36,464
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Toll Brothers, Inc., 5.15%, due 05/15/15. Counterparty: Citigroup, Inc.
09/20/16	323	125	8,254	8,577
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Toll Brothers, Inc., 5.15%, due 05/15/15. Counterparty: CS First Boston
09/20/16	1,596	625	41,288	42,884

	$47,541	$5,255	$60,759	$108,300

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s) [b]	Appreciation/ (Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (PURCHASED) - TRADED INDICES
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Bank of America Corp.
10/12/52	$649,411	$1,120	$(523,120)	$126,291
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Barclays Capital, Inc.
10/12/52	18,197	215	6,046	24,243
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Barclays Capital, Inc.
10/12/52	23,734	250	4,456	28,190

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s) [b]	Appreciation/ (Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (PURCHASED) - TRADED INDICES (continued)
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Barclays Capital, Inc.
10/12/52	$1,092,947	$1,840	$ (885,469)	$207,478

	$1,784,289	$3,425	$(1,398,087)	$386,202

Expiration Date	Credit Rating[a]	Premiums Paid/ (Received)	Notional Amount (000’s) [b]	Appreciation	Value[c]
SWAPS: CREDIT DEFAULT (WRITTEN) - SINGLE ISSUES
The Fund receives a fixed rate equal to 6.55% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the General Electric Capital Corp., 5.63%, due 09/15/17. Counterparty: CS First Boston
12/20/10	AAA	$–	$ 365	$ 5,291	$ 5,291
The Fund receives a fixed rate equal to 4.00% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the Berkshire Hathaway, Inc., 4.63%, due 10/15/13. Counterparty: Barclays Capital, Inc.
03/20/11	AAA	–	800	12,659	12,659

		$–	$1,165	$17,950	$17,950

_	Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s) [b]	Appreciation	Value[c]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.
	01/25/38	$(1,368,337)	$2,271	$193,125	$(1,175,212)
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.
	01/25/38	(93,927)	148	17,283	(76,644)

		$(1,462,264)	$2,419	$210,408	$(1,251,856)

[a]	Using Standard & Poor’s rating of the issuer.
[b]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

[c]

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period-end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes:
[1] Cost for federal income tax purposes is $223,266,534 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$16,655,930
Gross unrealized depreciation	(6,614,454)

Net unrealized appreciation	$10,041,476

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2010 / 39

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

[2]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[3]	Floating rate security. The rate disclosed is that in effect at September 30, 2010.
[4]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at September 30, 2010, was $19,252,878, representing 8.90% of total net assets.

[5]	Security is currently in default with regard to scheduled interest or principal payments.
[6]	Non-income producing security.
[7]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
10/22/07	HCA Term Loan A, 1.79%,
	11/17/12	$449,209	$440,204	0.20%
[8]	Inflation protected security. Principal amount reflects original security face amount.
[9]	Represents the current yield as of September 30, 2010.
[10]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $3,280,000.
[11]	Represents annualized yield at date of purchase.
[1][2]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $284,852.
†

Fair valued security. The aggregate value of fair valued securities is $4,870,044, which is 2.25% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure does not necessarily indicate the treatment of those securities under ASC 820, as discussed in the Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

(AGM): Assurance Guaranty Municipal Corp. (formerly known as FSA

(Financial Security Assurance, Inc.)

(G.O.): General Obligation

(IO): Interest only

(MTN): Medium-term note

(STEP): Step coupon bond

(TBA): To be announced

See accompanying notes to Schedule of Portfolio Investments.

40 / Semi-Annual Report September 2010

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 107.73%
ASSET-BACKED SECURITIES — 11.97%**
Aames Mortgage Trust 2002-1 A3 (STEP)
6.90%	06/25/32		$69,156	$54,352
ABFS Mortgage Loan Trust 2002-2 A7 (STEP)
5.72%	07/15/33		2,297	2,296
Aerco Ltd. 2A A3 (United Kingdom)
0.72%	07/15/25	[2,3,4]	72,391,260	50,854,860
Aircastle Aircraft Lease Backed Trust 2007-1A G1
0.52%	06/14/37	3,4,†	32,558,462	27,512,129
Amresco Residential Securities Mortgage Loan Trust 1998-1 A5 (STEP)
7.57%	10/25/27		176,220	189,596
Argent Securities, Inc. 2005-W4 A2C
0.56%	02/25/36	[3]	11,300,198	11,230,560
Argent Securities, Inc. 2005-W5 A2D
0.58%	01/25/36	[3]	26,678,000	11,986,625
Asset Backed Funding Certificates 2007-WMC1 A2B
1.26%	06/25/37	[3]	41,977,000	18,820,871
Asset Backed Securities Corp. Home Equity 2003-HE4 M2
3.26%	08/15/33	[3]	3,007,137	1,207,539
Babcock & Brown Air Funding I Ltd. 2007-1A G1 (Bermuda)
0.65%	11/14/33	2,3,4,†	37,133,124	30,774,338
Bayview Financial Acquisition Trust 2005-B 1A3 (STEP)
4.89%	04/28/39		2,815,278	2,700,178
Bayview Financial Acquisition Trust 2005-D AF3
5.50%	12/28/35	[3]	390,000	368,535
Bear Stearns Asset Backed Securities Trust 2002-1 1A5 (STEP)
6.89%	12/25/34		78,131	76,583
Bear Stearns Asset Backed Securities Trust 2006-HE10 1A2
0.46%	12/25/36	[3]	23,770,000	15,104,647
Birch Real Estate CDO Ltd. 1A A1 (Cayman Islands)
5.16%	02/10/38	2,4,†	1,958,962	1,864,595
BNC Mortgage Loan Trust 2007-1 A3
0.36%	03/25/37	[3]	12,881,000	9,311,643
Carrington Mortgage Loan Trust 2007-FRE1 A1
0.38%	02/25/37	[3]	8,822,004	8,231,437
Centex Home Equity 2006-A AV3
0.42%	06/25/36	[3]	14,316,632	12,474,067
Centex Home Equity 2006-A AV4
0.51%	06/25/36	[3]	100,000	63,052

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Citicorp Residential Mortgage Securities, Inc. 2007-1 A5 (STEP)
6.05%	03/25/37		$620,000	$518,003
Citigroup Mortgage Loan Trust, Inc. 2006-AMC1 A2B
0.16%	09/25/36	[3]	453,420	208,702
Citigroup Mortgage Loan Trust, Inc. 2006-NC1 A2D
0.51%	08/25/36	[3]	33,850,000	13,171,695
Citigroup Mortgage Loan Trust, Inc. 2007-AMC4 A2B
0.40%	05/25/37	[3]	21,600,000	10,379,718
Citigroup Mortgage Loan Trust, Inc. 2007-WFH1 A4
0.46%	01/25/37	[3]	28,000	12,875
Citigroup Mortgage Loan Trust, Inc. 2007-WFH2 A3
0.44%	03/25/37	[3]	34,403,000	18,754,434
Citigroup Mortgage Loan Trust, Inc. 2007-WFH4 M3B
1.26%	07/25/37	[3]	3,090,000	165,663
Conseco Finance 2001-C A5 (STEP)
7.29%	08/15/33		4,029,583	4,128,987
Conseco Finance 2001-D A5
6.19%	11/15/32	[3]	147,290	151,344
Conseco Finance 2002-C BF2
8.00%	06/15/32	[3,4]	519,495	398,735
Conseco Financial Corp. 1996-7 M1
7.70%	10/15/27	[3]	19,007,000	20,185,162
Conseco Financial Corp. 1998-2 A5
6.24%	12/01/28	[3]	222,946	225,627
Conseco Financial Corp. 1998-6 A7
6.45%	06/01/30		49,413	49,461
Countrywide Asset-Backed Certificates 2005-12 2A5
5.25%	02/25/36	[3]	13,366,305	12,999,340
Countrywide Asset-Backed Certificates 2006-18 2A2
0.42%	03/25/37	[3]	16,991,909	12,307,622
Countrywide Asset-Backed Certificates 2007-10 2A2
0.38%	06/25/47	[3]	21,641,000	17,345,173
Countrywide Asset-Backed Certificates 2007-13 2A2
1.06%	10/25/47	[3]	17,048,762	12,407,552
Countrywide Asset-Backed Certificates 2007-3 2A1
0.36%	05/25/47	[3]	11,723,567	11,211,739
Countrywide Asset-Backed Certificates 2007-4 A1A
0.38%	09/25/37	[3]	10,099,113	9,399,437

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2010 / 41

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Countrywide Asset-Backed Certificates 2007-5 2A2
0.43%	09/25/47	[3]	$127,000	$102,757
Countrywide Asset-Backed Certificates 2007-7 2A2
0.42%	10/25/47	[3]	22,307,000	18,450,276
Countrywide Asset-Backed Certificates 2007-9 2A1
0.32%	06/25/47	[3]	65,127	62,010
Credit Suisse First Boston Mortgage Securities Corp. 2001-MH29 A (STEP)
5.60%	09/25/31		109,287	111,971
Credit-Based Asset Servicing and Securitization LLC 2003-CB4 M1
0.95%	03/25/33	[3]	11,047,659	9,334,719
Credit-Based Asset Servicing and Securitization LLC 2006-CB6 A23
0.41%	07/25/36	[3]	24,475,000	14,855,505
Credit-Based Asset Servicing and Securitization LLC 2006-CB8 A2B
0.37%	10/25/36	[3]	11,240,000	9,887,148
Discover Card Master Trust 2009-A2 A
1.56%	02/17/15	[3]	7,275,000	7,397,877
Ellington Loan Acquisition Trust 2007-2 A2C
1.36%	05/25/37	[3,4]	5,106,000	3,294,720
Embarcadero Aircraft Securitization Trust 2000-A A1
0.74%	08/15/25	[3,4]	1,019,043	509,522
First Franklin Mortgage Loan Asset Backed Certificates 2005-FFH2 M1
0.74%	04/25/35	[3,4]	5,677,853	5,428,178
First Franklin Mortgage Loan Asset Backed Certificates 2007-FF1 A2C
0.40%	01/25/38	[3]	73,000,000	34,740,079
First Union Home Equity Loan Trust 1997-3 B
7.39%	03/25/29		95,049	14,264
Fremont Home Loan Trust 2005-C M1
0.74%	07/25/35	[3]	12,900,000	11,885,060
GE SeaCo Finance SRL 2004-1A A (Barbados)
0.56%	04/17/19	[2,3,4]	10,355,833	9,895,370
GE SeaCo Finance SRL 2005-1A A (Barbados)
0.51%	11/17/20	[2,3,4]	35,673,250	32,867,043
Genesis Funding Ltd. 2006-1A G1 (Bermuda)
0.50%	12/19/32	2,3,4,†	38,517,352	32,451,471
GMAC Mortgage Corp. Loan Trust 2000-HE2 A1
0.70%	06/25/30	[3]	350,300	191,293
Green Tree Recreational Equipment & Consumer Trust 1996-D Certificates
7.24%	12/15/22		119,558	86,072

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
GSAA Trust 2005-7 AF3
4.75%	05/25/35	[3]	$41,377,454	$38,170,681
GSAA Trust 2006-16 A1
0.32%	10/25/36	[3]	11,666,598	6,012,527
GSAA Trust 2006-19 A1
0.35%	12/25/36	[3]	9,526,601	4,647,262
GSAA Trust 2007-4 A1
0.36%	03/25/37	[3]	6,611,549	3,214,195
GSAMP Trust 2006-FM1 A2C
0.42%	04/25/36	[3]	31,161,955	20,164,106
GSAMP Trust 2007-NC1 A2B
0.36%	12/25/46	[3]	25,000,000	10,859,850
GSC Partners Gemini Fund Ltd. 1A A (Cayman Islands)
1.18%	10/10/14	2,3,4,†	3,068,465	2,938,076
Home Equity Asset Trust 2007-1 2A1
0.32%	05/25/37	[3]	58,353	56,361
HSBC Home Equity Loan Trust 2007-3 A4
1.76%	11/20/36	[3]	9,985,000	6,755,362
HSBC Home Equity Loan Trust 2007-3 APT
1.46%	11/20/36	[3]	32,395,001	29,531,866
HSI Asset Securitization Corp. Trust 2006-OPT2 2A3
0.45%	01/25/36	[3]	11,144,719	10,413,815
IndyMac Manufactured Housing Contract 1997-1 A3
6.61%	02/25/28		535,365	501,103
IndyMac Residential Asset Backed Trust 2007-A 2A4A
0.58%	04/25/47	[3]	6,256,000	2,699,248
JPMorgan Mortgage Acquisition Corp. 2006-CH2 AV4
0.40%	10/25/36	[3]	16,000,000	6,799,981
JPMorgan Mortgage Acquisition Corp. 2006-FRE1 A3
0.45%	05/25/35	[3]	12,380,791	11,013,766
JPMorgan Mortgage Acquisition Corp. 2007-CH1 AF6 (STEP)
5.50%	10/25/36		655,676	558,000
JPMorgan Mortgage Acquisition Corp. 2007-CH3 A4
0.47%	03/25/37	[3]	1,310,000	579,705
JPMorgan Mortgage Acquisition Corp. 2007-Ch4 A4
0.42%	05/25/37	[3]	10,000,000	4,431,805
JPMorgan Mortgage Acquisition Corp. 2007-CH5 A3
0.37%	05/25/37	[3]	300,000	219,611
Lehman XS Trust 2006-GP1 A4A
0.59%	05/25/46	[3]	32,979,962	10,922,963

See accompanying notes to Schedule of Portfolio Investments.

42 / Semi-Annual Report September 2010

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
MASTR Asset Backed Securities Trust 2006-AM3 A4
0.50%	10/25/36	[3]	$5,000,000	$1,918,117
MASTR Asset Backed Securities Trust 2007-HE1 A3
0.47%	05/25/37	[3]	441,000	206,642
MASTR Asset Backed Securities Trust 2007-HE1 A4
0.54%	05/25/37	[3]	10,000,000	4,671,635
Merrill Lynch First Franklin Mortgage Loan Trust 2007-1 A2C
0.51%	04/25/37	[3]	14,700,000	7,187,550
Merrill Lynch First Franklin Mortgage Loan Trust 2007-3 A2C
0.44%	06/25/37	[3]	273,800	131,542
Mid-State Trust 11 A1
4.86%	07/15/38		480,802	485,003
Mid-State Trust 2004-1 A
6.01%	08/15/37		60,746	63,296
Mid-State Trust 2005-1 A
5.75%	01/15/40		31,667,901	31,852,107
Mid-State Trust 2006-1 A
5.79%	10/15/40	[4]	21,601,963	20,803,163
Mid-State Trust 6 A1
7.34%	07/01/35		71,004	74,381
Morgan Stanley ABS Capital 2007-HE2 A2B
0.35%	01/25/37	[3]	110,000	54,357
Morgan Stanley ABS Capital I 2005-HE3 M1
0.75%	07/25/35	[3]	3,058,290	3,029,120
Morgan Stanley ABS Capital I 2006-HE5 A2C
0.40%	08/25/36	[3]	9,015,000	6,068,443
Morgan Stanley ABS Capital I 2007-HE6 A3
0.44%	05/25/37	[3]	49,270,000	18,484,380
Morgan Stanley ABS Capital, Inc. 2006-HE5 A2D
0.51%	08/25/36		48,700,000	21,066,159
Morgan Stanley Home Equity Loan Trust 2006-3 A4
0.52%	04/25/36	[3]	10,000,000	4,213,198
Morgan Stanley Mortgage Loan Trust 2007-10XS A18
6.00%	07/25/47	[3]	22,926,174	16,945,618
Morgan Stanley Mortgage Loan Trust 2007-2AX 2A1
0.35%	12/25/36	[3]	11,250,952	5,377,938
Morgan Stanley Mortgage Loan Trust 2007-7AX 2A1
0.38%	04/25/37	[3]	10,998,187	5,332,218
Oakwood Mortgage Investors, Inc. 1998-A A4
6.20%	05/15/28		12,755	12,923
Oakwood Mortgage Investors, Inc. 1998-B A4
6.35%	03/15/17		50,699	50,929

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Option One Mortgage Loan Trust 2006-3 2A2
0.36%	02/25/37	[3]	$22,707,241	$15,130,550
Option One Mortgage Loan Trust 2007-1 2A3
0.40%	01/25/37	[3]	19,278,000	8,002,732
Option One Mortgage Loan Trust 2007-6 2A4
0.51%	07/25/37	[3]	100,000	42,443
PAMCO CLO 1998-1A B2 (Cayman Islands)
1.82%	10/31/10	2,3,4,5,†	924,180	110,927
Popular ABS Mortgage Pass-Through Trust 2005-3 AF6 (STEP)
4.76%	07/25/35		4,738,891	4,737,514
Popular ABS Mortgage Pass-Through Trust 2005-6 A5 (STEP)
6.09%	01/25/36		165,000	103,245
Popular ABS Mortgage Pass-Through Trust 2007-A A3
0.57%	06/25/47	[3]	21,877,500	10,109,801
Residential Asset Mortgage Products, Inc. 2003-RS10 AI6 (STEP)
5.86%	11/25/33		209,520	181,269
Residential Asset Mortgage Products, Inc. 2003-RS11 AI6A (STEP)
5.98%	12/25/33		350,938	351,514
Residential Asset Mortgage Products, Inc. 2004-RS12 MII2
1.06%	12/25/34	[3]	2,935,846	2,748,693
Residential Funding Mortgage Securities II, Inc. 1999-HI6 AI7 (STEP)
8.60%	09/25/29		394,162	301,235
Residential Funding Mortgage Securities II, Inc. 2000-HI1 AI7 (STEP)
8.79%	02/25/25		304,465	286,176
Resmae Mortgage Loan Trust 2006-1 A1B
0.53%	02/25/36	[3,4]	4,453,386	646,398
Saxon Asset Securities Trust 2005-2 M1
0.68%	10/25/35	[3]	32,400,000	27,804,611
Saxon Asset Securities Trust 2007-1 A2C
0.41%	01/25/47	[3]	8,135,000	3,642,743
Securitized Asset Backed Receivables LLC Trust 2005-FR3 M1
0.73%	04/25/35	[3]	4,592,066	4,344,540
Securitized Asset Backed Receivables LLC Trust 2006-HE2 A2C
0.41%	07/25/36	[3]	15,053,000	5,663,270
Securitized Asset Backed Receivables LLC Trust 2007-BR2 A2
0.49%	02/25/37	[3]	45,882,697	21,919,403
Securitized Asset Backed Receivables LLC Trust 2007-BR3 A2B
0.48%	04/25/37	[3]	17,600,000	7,456,089
Securitized Asset Backed Receivables LLC Trust 2007-BR5 A2A
0.39%	05/25/37	[3]	13,018,385	9,923,609

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2010 / 43

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Securitized Asset Backed Receivables LLC Trust 2007-NC1 A2B
0.41%	12/25/36	[3]	$36,815,934	$17,167,546
Securitized Asset Backed Receivables LLC Trust 2007-NC2 A2B
0.40%	01/25/37	[3]	160,000	76,344
SG Mortgage Securities Trust 2006-FRE1 A1B
0.53%	02/25/36	[3]	2,991,114	1,877,098
SG Mortgage Securities Trust 2006-FRE1 A2B
0.44%	02/25/36	[3]	13,947,357	7,928,262
SG Mortgage Securities Trust 2006-OPT2 A3C
0.41%	10/25/36	[3]	12,348,460	4,979,202
SG Mortgage Securities Trust 2007-NC1 A2
0.50%	12/25/36	[4]	16,635,852	8,701,397
Soundview Home Equity Loan Trust 2006-EQ1 A2
0.37%	10/25/36	[3]	18,580,482	18,058,683
Soundview Home Equity Loan Trust 2006-EQ1 A3
0.42%	10/25/36	[3]	48,751,000	28,450,084
Soundview Home Equity Loan Trust 2006-WF2 A2C
0.40%	12/25/36	[3]	23,000,000	19,650,965
Soundview Home Equity Loan Trust 2007-NS1 A4
0.56%	01/25/37	[3]	12,405,000	6,410,013
Soundview Home Equity Loan Trust 2007-OPT1 2A2
0.41%	06/25/37	[3]	95,000	40,097
Soundview Home Equity Loan Trust 2007-OPT1 2A4
0.54%	06/25/37	[3]	28,546,000	11,662,511
Soundview Home Equity Loan Trust 2007-OPT2 2A3
0.44%	07/25/37	[3]	17,450,000	7,668,664
Soundview Home Equity Loan Trust 2007-OPT3 2A2
0.39%	08/25/37	[3]	100,000	70,253
Structured Asset Securities Corp. 2005-4XS 3A3 (STEP)
4.47%	03/25/35		34,043,265	34,510,911
Structured Asset Securities Corp. 2006-WF3 A3
0.41%	09/25/36	[3]	220,000	173,440
Structured Asset Securities Corp. 2007-BC2 A3
0.39%	03/25/37	[3]	225,000	185,848
Structured Asset Securities Corp. 2007-BC3 2A1
0.32%	05/25/47	[3]	36,817,563	35,039,588

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Structured Asset Securities Corp. 2007-EQ1 A4
0.51%	03/25/37	[3]	$26,325,800	$10,194,140
Textainer Marine Containers Ltd. 2005-1A A (Bermuda)
0.51%	05/15/20	[2,3,4]	3,616,667	3,350,055
Triton Container Finance LLC 2006-1A
0.43%	11/26/21	[3,4]	29,572,867	26,634,187
Triton Container Finance LLC 2007-1A
0.40%	02/26/19	[3,4]	23,898,031	22,098,736
Vanderbilt Acquisition Loan Trust 2002-1 A4
6.57%	05/07/27	[3]	4,844,906	5,271,731
Washington Mutual Asset-Backed Certificates 2006-HE2 A4
0.50%	05/25/36	[3]	11,165,000	4,077,346
Washington Mutual Asset-Backed Certificates 2007-HE1 2A3
0.41%	01/25/37	†	39,470,000	16,577,462
Wells Fargo Home Equity Trust 2005-3 AII3
0.60%	11/25/35	[3]	33,477,784	32,753,157
Wells Fargo Home Equity Trust 2006-1 A3
0.41%	05/25/36	[3]	16,739,059	16,261,812
Wells Fargo Home Equity Trust 2007-2 A1
0.35%	04/25/37	[3]	10,095,241	9,804,186

Total Asset-Backed Securities
(Cost $1,271,384,549)				1,330,113,989

CORPORATES — 24.53%*
Banking — 3.99%
Ally Financial, Inc.
2.50%	12/01/14	[3]	9,009,000	8,063,505
BAC Capital Trust XV
1.10%	06/01/56	[3]	14,490,000	9,200,672
Bank of America Corp.
5.63%	07/01/20		6,590,000	6,976,747
5.75%	12/01/17		1,145,000	1,225,982
6.50%	08/01/16		4,855,000	5,465,657
Bank of America N.A.
0.59%	06/15/17	[3]	14,740,000	12,349,585
6.10%	06/15/17		26,980,000	29,182,531
Bank One Corp. (STEP)
8.53%	03/01/19		1,485,000	1,839,205
BankAmerica Capital II
8.00%	12/15/26		800,000	830,000
BankAmerica Capital III
1.10%	01/15/27	[3]	4,795,000	3,403,630
BankAmerica Institutional Capital A
8.07%	12/31/26	[4]	350,000	364,875
Barclays Bank Plc (United Kingdom)
5.20%	07/10/14	[2]	12,079,000	13,402,617

See accompanying notes to Schedule of Portfolio Investments.

44 / Semi-Annual Report September 2010

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Capital One Financial Corp.
7.38%	05/23/14		$3,710,000	$4,334,389
Capital One Financial Corp. (MTN)
5.70%	09/15/11		200,000	208,166
Chase Capital II B
0.97%	02/01/27	[3]	6,700,000	5,111,269
Chase Capital VI
1.09%	08/01/28	[3]	3,640,000	2,774,583
City National Corp.
5.13%	02/15/13		6,200,000	6,529,301
Credit Suisse USA, Inc.
5.13%	08/15/15		15,000	16,842
Credit Suisse/Guernsey 1 (Switzerland)
1.07%	05/29/49	[2,3]	21,793,000	15,391,306
Credit Suisse/New York (MTN) (Switzerland)
5.00%	05/15/13	[2]	14,868,000	16,207,696
Credit Suisse/New York (Switzerland)
5.50%	05/01/14	[2]	11,790,000	13,217,698
6.00%	02/15/18	[2]	36,420,000	40,281,431
Deutsche Bank AG/London (Germany)
4.88%	05/20/13	[2]	14,320,000	15,564,995
Discover Bank
8.70%	11/18/19		15,260,000	18,035,443
First Chicago NBD Institutional Capital I
1.02%	02/01/27	[3]	5,355,000	4,083,943
Fleet Capital Trust II
7.92%	12/11/26		770,000	796,950
HBOS Capital Funding LP (United Kingdom)
6.07%	06/24/49	[2,3,4]	5,823,000	5,182,470
HBOS Plc (United Kingdom)
6.75%	05/21/18	[2,4]	29,123,000	29,305,805
JPMorgan Chase & Co. C (MTN)
0.77%	07/23/13	[3]	2,500,000	2,446,500
JPMorgan Chase Bank N.A.
6.00%	10/01/17		37,407,000	42,522,445
Lloyds Banking Group Capital No. 1 Plc (United Kingdom)
8.00%	12/29/49	[2,3]	34,997,000	32,547,210
National Australia Bank Ltd. (Australia)
5.35%	06/12/13	[2,4]	20,425,000	22,438,838
National Capital Trust II (Australia)
5.49%	12/29/49	[2,3,4]	2,717,000	2,624,807
Nationsbank Capital Trust III
1.08%	01/15/27	[3]	8,684,000	6,105,738
NB Capital Trust II
7.83%	12/15/26		5,625,000	5,815,125
Royal Bank of Scotland Plc (The) (United Kingdom)
3.95%	09/21/15	[2]	10,953,000	11,093,221

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Royal Bank of Scotland Plc (The) 1 (United Kingdom)
2.76%	08/23/13	[2,3]	$10,830,000	$11,057,928
Svenska Handelsbanken AB (Sweden)
4.88%	06/10/14	[2,4]	23,240,000	25,423,933
Wachovia Corp.
0.82%	10/28/15	[3]	13,165,000	12,182,890
Wachovia Corp. (MTN)
5.50%	05/01/13		35,000	38,495

				443,644,423

Communications — 0.49%
Cincinnati Bell, Inc.
8.25%	10/15/17		1,000,000	1,015,000
Comcast Cable Communications LLC
6.75%	01/30/11		75,000	76,464
Frontier Communications Corp.
7.13%	03/15/19		1,825,000	1,879,750
Intelsat Corp.
9.25%	06/15/16		22,223,000	23,806,389
Intelsat Jackson Holdings SA (Luxembourg)
9.50%	06/15/16	[2]	500,000	535,625
Qwest Communications International, Inc. B
7.50%	02/15/14		7,000,000	7,175,000
Qwest Corp.
7.88%	09/01/11		19,150,000	20,322,937

				54,811,165

Electric — 2.68%
AES Corp. (The)
8.75%	05/15/13	[4]	362,000	368,335
Cedar Brakes I LLC
8.50%	02/15/14	[4]	4,929,460	5,091,777
Cedar Brakes II LLC
9.88%	09/01/13	[4]	5,603,496	5,852,537
Cleco Power LLC
6.65%	06/15/18		17,775,000	20,981,877
Coso Geothermal Power Holdings
7.00%	07/15/26	[4]	14,335,934	14,309,541
Dynegy Holdings, Inc.
6.88%	04/01/11		725,000	730,437
Dynegy Roseton/Danskammer Pass Through Trust B
7.67%	11/08/16		54,205,000	50,275,137
Entergy Gulf States Louisiana LLC
6.00%	05/01/18		17,500,000	20,271,615
Entergy Gulf States, Inc.
5.25%	08/01/15		2,054,000	2,057,280
Entergy Louisiana LLC
5.83%	11/01/10		503,000	504,129

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2010 / 45

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
FPL Energy National Wind Portfolio LLC
6.13%	03/25/19	[4]	$ 332,954	$ 318,155
FPL Energy Wind Funding LLC
6.88%	06/27/17	[4]	1,504,200	1,466,595
FPL Group Capital, Inc.
1.17%	06/17/11	[3]	1,000,000	1,003,910
5.35%	06/15/13		955,000	1,048,857
GWF Energy LLC
6.13%	12/30/11	[4]	836,997	852,014
Kansas City Power & Light Co.
6.38%	03/01/18		7,102,000	8,351,675
KCP&L Greater Missouri Operations Co.
7.95%	02/01/11		7,375,000	7,531,837
11.88%	07/01/12		23,934,000	27,553,467
Midwest Generation LLC B
8.56%	01/02/16		9,395,802	9,254,865
Mirant Mid Atlantic Pass Through Trust B
9.13%	06/30/17		19,342,375	20,696,342
Mirant Mid Atlantic Pass Through Trust C
10.06%	12/30/28		1,948,589	2,153,191
Mirant Mid Atlantic Pass-Through Trust A
8.63%	06/30/12		7,574,773	7,783,079
NiSource Finance Corp.
10.75%	03/15/16		12,578,000	16,632,116
NRG Energy, Inc.
7.25%	02/01/14		1,845,000	1,898,044
7.38%	02/01/16		19,825,000	20,444,531
Public Service Co. of New Hampshire
6.00%	05/01/18		5,000,000	5,827,925
Public Service Co. of New Mexico
7.95%	05/15/18		17,924,000	19,811,720
PVNGS II Funding Corp., Inc.
8.00%	12/30/15		119,000	125,528
Reliant Energy Mid-Atlantic Power Holdings LLC B
9.24%	07/02/17		13,344,087	13,861,170
Southwestern Electric Power Co.
6.45%	01/15/19		275,000	319,445
Virginia Electric & Power Co.
5.10%	11/30/12		9,295,000	10,117,236

				297,494,367

Energy — 1.88%
Allis-Chalmers Energy, Inc.
8.50%	03/01/17		1,000,000	1,010,000
Atlas Energy Operating Co. LLC/Atlas Energy
Finance Corp.
10.75%	02/01/18		1,000,000	1,112,500

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
CenterPoint Energy Resources Corp. B
7.88%	04/01/13		$ 170,000	$ 195,868
Comstock Resources, Inc.
6.88%	03/01/12		850,000	853,213
8.38%	10/15/17		900,000	932,625
Corral Petroleum Holdings AB (Sweden)
2.00%	09/18/11	[2,4]	409,404	379,722
Dynegy Roseton/Danskammer Pass-Through
Trust A
7.27%	11/08/10		625,858	625,858
Florida Gas Transmission, Co., LLC
5.45%	07/15/20	[4]	17,750,000	19,371,764
Hilcorp Energy I LP/Hilcorp Finance Co.
7.75%	11/01/15	[4]	2,175,000	2,207,625
Massey Energy Co.
6.88%	12/15/13		1,500,000	1,545,000
OPTI Canada, Inc. (Canada)
7.88%	12/15/14	[2]	750,000	562,500
Premcor Refining Group, Inc. (The)
6.13%	05/01/11		4,275,000	4,367,955
Sabine Pass LNG LP
7.25%	11/30/13		37,111,000	35,997,670
7.50%	11/30/16		17,455,000	16,014,963
Sonat, Inc.
7.63%	07/15/11		1,600,000	1,666,705
Southern Union Co.
7.20%	11/01/66	[3]	50,778,000	45,827,145
Tesoro Corp.
6.50%	06/01/17		1,175,000	1,163,250
Valero Energy Corp.
7.50%	04/15/32		20,000,000	21,869,880
9.38%	03/15/19		17,258,000	22,073,448
10.50%	03/15/39		3,575,000	4,847,400
Williams Cos., Inc. (The)
7.88%	09/01/21		18,207,000	22,149,398
Williams Cos., Inc. (The) A
7.50%	01/15/31		3,545,000	3,974,875

				208,749,364

Finance — 10.79%
Alta Wind Holdings LLC
7.00%	06/30/35	[4]	15,625,000	16,585,500
Astoria Depositor Corp.
8.14%	05/01/21	[4]	14,575,000	14,465,687
BankBoston Capital Trust III
1.04%	06/15/27	[3]	10,755,000	7,571,638
Barnett Capital III
1.09%	02/01/27	[3]	3,150,000	2,200,385

See accompanying notes to Schedule of Portfolio Investments.

46 / Semi-Annual Report September 2010

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Bear Stearns Cos. LLC (The)
4.65%	07/02/18		$4,330,000	$4,547,760
7.25%	02/01/18		20,580,000	25,105,995
Cantor Fitzgerald LP
6.38%	06/26/15	[4]	16,475,000	16,950,436
CIT Group, Inc.
7.00%	05/01/13		19,000,000	19,190,000
Citigroup Capital III
7.63%	12/01/36		7,438,000	7,957,486
Citigroup Funding, Inc. 2
0.81%	04/30/12	[3]	30,870,000	31,062,783
Citigroup, Inc.
0.71%	11/05/14	[3]	14,309,000	13,276,849
0.87%	08/25/36	[3]	12,038,000	7,676,633
5.30%	10/17/12		50,000	53,311
5.38%	08/09/20		23,090,000	23,935,256
5.50%	08/27/12		100,000	106,584
6.00%	08/15/17		24,703,000	26,731,783
6.13%	11/21/17		55,000	60,167
6.13%	05/15/18		2,850,000	3,114,149
6.13%	08/25/36		4,224,000	4,127,237
6.38%	08/12/14		3,950,000	4,406,905
6.88%	03/05/38		17,767,000	19,909,238
8.13%	07/15/39		23,993,000	30,404,553
City National Capital Trust I
9.63%	02/01/40		15,000,000	15,620,820
Countrywide Capital III B
8.05%	06/15/27		3,000,000	3,165,000
Countrywide Financial Corp. (MTN)
5.80%	06/07/12		3,605,000	3,852,403
Countrywide Home Loans, Inc. L (MTN)
4.00%	03/22/11		1,600,000	1,625,513
Discover Financial Services
10.25%	07/15/19		3,885,000	4,984,661
General Electric Capital Corp.
1.88%	09/16/13		5,400,000	5,416,746
4.38%	09/16/20		30,635,000	30,705,249
General Electric Capital Corp. (MTN)
0.43%	06/20/14	[3]	1,250,000	1,197,004
0.73%	01/08/16	[3]	6,000,000	5,565,300
0.81%	05/05/26	[3]	1,900,000	1,488,033
6.88%	01/10/39		12,115,000	13,959,472
General Electric Capital Corp. A (MTN)
0.55%	09/15/14	[3]	23,877,000	22,941,260
6.75%	03/15/32		18,998,000	21,183,226
General Electric Capital Corp. E (MTN)
0.48%	03/20/14	[3]	30,100,000	28,676,511
General Electric Capital Corp. G (MTN)
2.00%	09/28/12		100,020,000	102,768,630

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
2.63%	12/28/12		$48,965,000	$51,081,365
Goldman Sachs Group, Inc. (The)
0.60%	02/06/12	[3]	1,305,000	1,297,152
0.74%	03/22/16	[3]	6,255,000	5,790,610
1.03%	01/12/15	[3]	3,800,000	3,638,971
1.06%	12/05/11	[3]	30,365,000	30,658,630
4.75%	07/15/13		9,150,000	9,778,731
5.95%	01/18/18		100,000	109,997
6.00%	06/15/20		23,600,000	26,006,048
6.15%	04/01/18		26,326,000	29,245,369
7.50%	02/15/19		46,316,000	55,384,279
Goldman Sachs Group, Inc. (The) (MTN)
6.00%	05/01/14		6,000,000	6,699,354
Goldman Sachs Group, Inc. B (The) (MTN)
0.91%	07/22/15	[3]	1,940,000	1,825,503
International Lease Finance Corp.
6.50%	09/01/14	[4]	24,060,000	25,864,500
6.75%	09/01/16	[4]	36,450,000	39,183,750
JPMorgan Chase Capital XIII M
1.24%	09/30/34	[3]	3,699,000	2,806,102
JPMorgan Chase Capital XXI U
1.42%	02/02/37	[3]	2,000,000	1,446,702
JPMorgan Chase Capital XXIII
1.38%	05/15/47	[3]	17,280,000	12,542,671
JPMorgan Chase Capital XXVII
7.00%	11/01/39		6,925,000	7,132,078
Lehman Brothers Holdings, Inc. (MTN)
0.00%	06/20/16	[3,6,7]	12,736,000	2,610,880
8.92%	02/16/17	[6,7]	7,103,000	1,456,115
11.00%	11/07/16	[3,6,7]	12,918,000	2,648,190
Lehman Brothers Holdings, Inc. H (MTN)
0.00%	11/30/10	[3,6,7]	6,812,000	1,396,460
M&T Capital Trust III
9.25%	02/01/27		10,200,000	11,188,105
MBNA Capital A
8.28%	12/01/26		7,744,000	7,995,680
MBNA Capital B
1.27%	02/01/27	[3]	21,350,000	14,789,145
MBNA Corp.
6.13%	03/01/13		7,355,000	7,967,774
Merrill Lynch & Co., Inc. (MTN)
6.05%	08/15/12		125,000	134,223
8.68%	05/02/17	[3]	3,640,000	3,994,900
8.95%	05/18/17	[3]	4,970,000	5,479,425
9.57%	06/06/17	[3]	11,517,000	12,985,417
Morgan Stanley
0.64%	06/20/12	[3]	47,575,000	47,871,916
0.77%	01/18/11	[3]	1,010,000	1,010,063
1.01%	10/15/15	[3]	1,615,000	1,483,117

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2010 / 47

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
4.20%	11/20/14		$8,585,000	$8,908,663
5.38%	10/15/15		7,900,000	8,485,975
5.50%	07/24/20		29,045,000	29,961,782
6.00%	05/13/14		24,925,000	27,424,673
6.60%	04/01/12		680,000	732,736
Morgan Stanley (MTN)
0.97%	10/18/16	[3]	14,975,000	13,159,731
5.63%	01/09/12		125,000	132,164
5.95%	12/28/17		125,000	134,470
6.63%	04/01/18		7,570,000	8,405,039
Morgan Stanley G (MTN)
0.83%	01/09/14	[3]	2,970,000	2,809,519
Pemex Finance Ltd. (Cayman Islands)
8.88%	11/15/10	[2]	25,000	25,262
Pipeline Funding Co. LLC
7.50%	01/15/30	[4]	35,250,000	38,255,366
Power Receivable Finance LLC
6.29%	01/01/12	[4]	69,775	69,797
6.29%	01/01/12		96,242	98,227
Prime Property Funding II, Inc.
5.60%	06/15/11	[4]	125,000	127,370
Prudential Holdings LLC
8.70%	12/18/23	[4]	14,390,000	18,199,465
Raymond James Financial, Inc.
8.60%	08/15/19		9,233,000	11,080,256
Woodbourne Capital Trust I
2.73%	04/08/49	[4,5]	900,000	387,000
Woodbourne Capital Trust II
2.73%	04/08/49	[4,5]	1,525,000	655,750
Woodbourne Capital Trust III
2.73%	04/08/49	[4,5]	1,525,000	655,750
Woodbourne Capital Trust IV
2.73%	04/08/49	[4,5]	1,150,000	494,500
ZFS Finance USA Trust I
6.15%	12/15/65	[3,4]	29,446,000	29,298,770
ZFS Finance USA Trust II
6.45%	12/15/65	[3,4]	2,775,000	2,664,000
ZFS Finance USA Trust IV
5.88%	05/09/32	[3,4]	21,972,000	20,983,260

				1,199,242,910

Food — 0.00%
JBS USA LLC/JBS USA Finance, Inc.
11.63%	05/01/14		500,000	580,000

Health Care — 0.31%
CHS/Community Health Systems, Inc.
8.88%	07/15/15		18,275,000	19,394,344
HCA, Inc.
8.50%	04/15/19		13,035,000	14,468,850

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
WellPoint, Inc.
5.88%	06/15/17		$125,000	$144,265

				34,007,459

Industrials — 0.17%
General Electric Co.
5.25%	12/06/17		16,828,000	18,968,555

Insurance — 1.46%
Allied World Assurance Co. Holdings Ltd. (Bermuda)
7.50%	08/01/16	[2]	375,000	424,445
Fairfax Financial Holdings Ltd. (Canada)
7.75%	04/26/12	[2]	6,902,000	7,272,983
Farmers Exchange Capital
7.05%	07/15/28	[4]	17,126,000	16,966,625
7.20%	07/15/48	[4]	6,851,000	6,582,756
Farmers Insurance Exchange
8.63%	05/01/24	[4]	16,145,000	18,740,729
MetLife Capital Trust X
9.25%	04/08/38	[3,4]	11,500,000	13,627,500
MetLife, Inc.
2.38%	02/06/14		10,775,000	10,897,792
7.72%	02/15/19		10,080,000	12,849,530
Metropolitan Life Global Funding I
2.19%	06/10/11	[3,4]	13,300,000	13,458,257
Nationwide Mutual Insurance Co.
5.81%	12/15/24	[3,4]	12,403,000	10,742,474
6.60%	04/15/34	[4]	19,518,000	17,461,564
Pricoa Global Funding I
0.58%	01/30/12	[3,4]	15,690,000	15,584,234
5.45%	06/11/14	[4]	15,130,000	16,884,445
Travelers Cos., Inc. (The)
6.25%	03/15/37	[3]	370,000	355,662

				161,848,996

Materials — 0.00%
Lyondell Chemical Co.
11.00%	05/01/18		441,113	490,187

Real Estate Investment Trust (REIT) — 1.62%
BRE Properties, Inc.
5.50%	03/15/17		100,000	106,131
Duke Realty LP
5.40%	08/15/14		1,250,000	1,328,678
6.25%	05/15/13		75,000	81,200
ERP Operating LP
5.75%	06/15/17		100,000	112,764
First Industrial LP (MTN)
7.50%	12/01/17		280,000	236,037

See accompanying notes to Schedule of Portfolio Investments.

48 / Semi-Annual Report September 2010

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
HCP, Inc.
5.65%	12/15/13		$3,290,000	$3,546,990
6.00%	01/30/17		11,570,000	12,366,490
6.45%	06/25/12		11,800,000	12,555,271
7.07%	06/08/15		125,000	141,148
HCP, Inc. (MTN)
5.95%	09/15/11		165,000	171,549
6.30%	09/15/16		21,204,000	23,059,647
6.70%	01/30/18		13,575,000	14,892,023
Health Care REIT, Inc.
4.70%	09/15/17		31,323,000	31,699,315
6.13%	04/15/20		4,285,000	4,595,710
Highwoods Properties, Inc.
7.50%	04/15/18		6,795,000	7,620,307
Shurgard Storage Centers LLC
5.88%	03/15/13		624,000	679,256
7.75%	02/22/11		7,200,000	7,411,773
Simon Property Group LP
6.13%	05/30/18		1,290,000	1,499,297
UDR, Inc.
6.05%	06/01/13		3,590,000	3,874,202
UDR, Inc. (MTN)
5.00%	01/15/12		2,845,000	2,936,780
UDR, Inc. E (MTN)
5.13%	01/15/14		7,075,000	7,502,372
Washington Real Estate Investment Trust
5.95%	06/15/11		250,000	256,752
WEA Finance LLC
7.13%	04/15/18	[4]	36,800,000	43,341,862

				180,015,554

Services — 0.01%
Mobile Mini, Inc.
6.88%	05/01/15		750,000	738,750
United Rentals North America, Inc.
7.00%	02/15/14		375,000	376,875

				1,115,625

Transportation — 1.13%
American Airlines Pass-Through Trust
2001-02
6.98%	04/01/11		21,089	21,511
American Airlines Pass-Through Trust 2009-1A
10.38%	07/02/19		1,623,366	1,933,835
Continental Airlines Pass-Through Trust 1997-4 A
6.90%	01/02/18		4,285,171	4,456,578

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
Continental Airlines Pass-Through Trust 1999-2 A-1
7.26%	03/15/20		$6,748,352	$7,085,769
Continental Airlines Pass-Through Trust 2007-1 A
5.98%	04/19/22		4,803,400	4,989,532
Continental Airlines Pass-Through Trust 2007-1 B
6.90%	04/19/22		2,478,252	2,379,122
Continental Airlines Pass-Through Trust 2009-2 A
7.25%	11/10/19		22,005,000	24,205,500
Delta Air Lines, Inc.
9.50%	09/15/14	[4]	3,547,000	3,839,627
Delta Air Lines, Inc. 2001 A2
7.11%	09/18/11		7,898,000	8,332,390
Delta Air Lines, Inc. 2002 G1
6.72%	01/02/23		10,171,556	10,222,413
Delta Air Lines, Inc. 2002 G2
6.42%	07/02/12		9,370,000	9,838,500
Northwest Airlines, Inc. 2001 1A-2
6.84%	04/01/11		23,530,000	24,118,250
Northwest Airlines, Inc. 2001-1 A1
7.04%	04/01/22		1,056,181	1,104,802
UAL Pass-Through Trust 2009-2 A
9.75%	01/15/17		20,414,513	22,813,218

				125,341,047

Total Corporates
(Cost $2,514,515,061)				2,726,309,652

BANK LOANS — 0.97%*
Communications — 0.23%
Charter Communications, Inc. Term Loan 3rd
Lien
2.76%	09/06/14	[8]	1,000,000	934,375
Dex Media West LLC Term Loan
7.23%	10/24/14	[3,8]	1,918,114	1,672,223
Univision Communications, Inc. 1st Lien Strip
2.51%	09/29/14	[8]	370,268	325,311
Visant Corp. Tranche B Term Loan
7.00%	12/22/16	[8]	22,500,000	22,653,000

				25,584,909

Consumer Discretionary — 0.01%
Tribune 1st Lien Term Loan B
3.25%	06/04/14	[6,7,8]	1,500,000	981,429

Electric — 0.12%
Calpine New Development Holdings LLC
7.00%	07/01/17	[8]	9,476,250	9,649,485

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2010 / 49

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Electric (continued)
TPF Generation Holdings LLC 2nd Lien
4.54%	12/15/14	[8]	$1,000,000	$913,125
TXU Energy Term Loan B1
3.76%	10/10/14	[8]	984,772	766,549
TXU Energy Term Loan B3
3.76%	10/10/14	[8]	2,426,216	1,882,675

				13,211,834

Finance — 0.22%
CIT Group, Inc. 3-DD 1st Lien Term Loan
6.25%	08/11/15	[8]	9,000,000	9,088,596
Kelson 1st Lien
3.54%	03/08/13	[8]	12,560,320	12,455,655
Kelson 2nd Lien (PIK)
6.79%	03/08/14	[8]	3,562,906	3,309,049

				24,853,300

Gaming — 0.18%
Harrah’s Entertainment, Inc. Term Loan B2
3.50%	01/28/15	[8]	21,750,000	18,786,475
Harrah’s Entertainment, Inc. Term Loan B3
0.00%	01/28/15		1,993,707	1,719,018

				20,505,493

Health Care — 0.18%
Carestream Health, Inc. Term Loan
5.51%	10/30/13	[8]	250,000	235,625
HCA Term Loan A
1.79%	11/17/12	[8]	20,950,678	20,263,454

				20,499,079

Insurance — 0.01%
Asurion Corp. Term Loan
3.29%	07/07/14	[8]	742,500	710,944

Services — 0.02%
Cengage Learning Term Loan B
2.54%	07/03/14	[8]	1,940,000	1,747,543

Transportation — 0.00%
Delta Air Lines, Inc. Term Loan 1st Lien
1.96%	04/30/12	[8]	237,551	229,831

Total Bank Loans
(Cost $106,546,852)				108,324,362

MORTGAGE-BACKED — 41.15%**
Commercial Mortgage-Backed — 7.51%
Banc of America Commercial Mortgage, Inc. 2001-1 A2
6.50%	04/15/36		20,250,753	20,494,129

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Banc of America Commercial Mortgage, Inc.
2005-3 A3A
4.62%	07/10/43		$350,000	$361,177
Bayview Commercial Asset Trust 2006-3A A1
0.51%	10/25/36	[3,4]	6,880,695	4,667,234
Bear Stearns Commercial Mortgage
Securities 2002-PBW1 A2
4.72%	11/11/35	[3]	25,050,000	26,321,601
Bear Stearns Commercial Mortgage
Securities, Inc. 2001-TOP4 A3
5.61%	11/15/33		25,000,000	25,716,445
Bear Stearns Commercial Mortgage
Securities, Inc. 2003-PWR2 A4
5.19%	05/11/39	[3]	39,006,000	42,245,893
Bear Stearns Commercial Mortgage
Securities, Inc. 2003-T12 A4
4.68%	08/13/39	[3]	6,225,000	6,699,721
Bear Stearns Commercial Mortgage
Securities, Inc. 2005-T20 A4A
5.30%	10/12/42	[3]	40,380,000	44,602,076
Bear Stearns Commercial Mortgage
Securities, Inc. 2006-PW13 A4
5.54%	09/11/41		3,165,000	3,465,234
Citigroup Commercial Mortgage Trust 2007-C6 A4
5.89%	12/10/49	[3]	14,440,000	15,487,391
Citigroup/Deutsche Bank Commercial
Mortgage Trust 2007-CD4 A4
5.32%	12/11/49		16,645,000	17,283,108
Citigroup/Deutsche Bank Commercial
Mortgage Trust 2007-CD5 A4
5.89%	11/15/44	[3]	1,925,000	2,084,489
Commercial Mortgage Asset Trust 1999-C1 A4
6.98%	01/17/32		20,000,000	21,848,428
Credit Suisse First Boston Mortgage
Securities Corp. 2001-CKN5 A4
5.44%	09/15/34		29,899,294	30,682,293
Credit Suisse First Boston Mortgage
Securities Corp. 2003-CK2 A4
4.80%	03/15/36		10,000,000	10,697,117
Credit Suisse Mortgage Capital Certificates 2006-C1 A3
5.71%	02/15/39	[3]	350,000	374,948
Credit Suisse Mortgage Capital Certificates 2006-C5 A3
5.31%	12/15/39		22,527,500	23,476,196
CS First Boston Mortgage Securities Corp. 2002-CKS4 A2
5.18%	11/15/36		3,370,000	3,566,972
First Union National Bank-Bank of America
Commercial Mortgage Trust 2001-C1 A2
6.14%	03/15/33		15,164,919	15,195,875

See accompanying notes to Schedule of Portfolio Investments.

50 / Semi-Annual Report September 2010

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
GE Capital Commercial Mortgage Corp.
2000-1 A2
6.50%	01/15/33		$14,028,518	$14,061,066
GMAC Commercial Mortgage Securities, Inc. 1998-C2 X (IO)
1.10%	05/15/35	[3,5]	27,895,799	1,070,794
GMAC Commercial Mortgage Securities, Inc.
2000-C3 A2
6.96%	09/15/35		704,048	703,452
GMAC Commercial Mortgage Securities, Inc. 2002-C1 A2
6.28%	11/15/39		20,000,000	20,794,546
Greenwich Capital Commercial Funding Corp. 2002-C1 A4
4.95%	01/11/35		34,500,000	36,483,450
Greenwich Capital Commercial Funding Corp. 2004-GG1 A7
5.32%	06/10/36	[3]	54,758,999	60,066,143
Greenwich Capital Commercial Funding Corp. 2006-GG7 A4
6.08%	07/10/38	[3]	52,354,554	57,449,683
Greenwich Capital Commercial Funding Corp. 2007-GG9 A4
5.44%	03/10/39		74,275,000	78,432,662
JPMorgan Chase Commercial Mortgage Securities Corp. 2001-CIB3 A3
6.47%	11/15/35		5,000,000	5,201,759
JPMorgan Chase Commercial Mortgage
Securities Corp. 2001-CIBC A3
6.26%	03/15/33		14,195,821	14,259,630
JPMorgan Chase Commercial Mortgage Securities Corp. 2002-C2 A2
5.05%	12/12/34		2,340,000	2,490,415
JPMorgan Chase Commercial Mortgage Securities Corp. 2006-LDP7 A4
6.06%	04/15/45	[3]	33,110,000	36,757,338
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-CB18 A4
5.44%	06/12/47		3,065,000	3,218,528
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-CB19 A4
5.93%	02/12/49	[3]	17,773,000	18,701,922
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LD12 A4
5.88%	02/15/51	[3]	22,235,000	23,366,052
LB-UBS Commercial Mortgage Trust 2003-C8 A4
5.12%	11/15/32	[3]	320,000	349,433
Merrill Lynch/Countrywide Commercial Mortgage Trust 2006-2 A1
5.77%	06/12/46	[3]	2,174,474	2,181,486

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Merrill Lynch/Countrywide Commercial Mortgage Trust 2006-4 A3
5.17%	12/12/49	[3]	$32,840,000	$34,077,717
Merrill Lynch/Countrywide Commercial
Mortgage Trust 2006-4 ASB
5.13%	12/12/49	[3]	25,000,000	26,724,000
Merrill Lynch/Countrywide Commercial Mortgage Trust 2007-7 A4
5.75%	06/12/50	[3]	19,426,500	19,851,441
Morgan Stanley Capital I 2006-T21 A4
5.16%	10/12/52	[3]	16,160,000	17,585,306
Morgan Stanley Capital I 2007-IQ16 A4
5.81%	12/12/49		30,007,500	31,828,937
Prudential Commercial Mortgage Trust
2003-PWR1 A1
3.67%	02/11/36		5,300,578	5,327,842
Prudential Mortgage Capital Funding LLC 2001-ROCK A2
6.61%	05/10/34		2,843,437	2,885,026
Salomon Brothers Mortgage Securities VII, Inc. 2002-KEY2 A3
4.87%	03/18/36		415,000	435,662
TIAA Seasoned Commercial Mortgage Trust 2007-C4 A3
6.04%	08/15/39	[3]	3,115,000	3,486,059
Wachovia Bank Commercial Mortgage Trust 2006-C28 A4
5.57%	10/15/48		1,980,000	2,075,068

				835,135,744

Non-Agency Mortgage-Backed — 5.58%
Adjustable Rate Mortgage Trust 2007-1 5A1
0.41%	03/25/37	[3]	17,048,222	7,573,606
American Home Mortgage Assets 2007-4 A2
0.45%	08/25/37	[3]	36,102,000	26,364,226
American Home Mortgage Investment Trust 2006-1 2A3
5.10%	12/25/35	[3]	347,618	239,790
Banc of America Funding Corp. 2003-2 1A1
6.50%	06/25/32		105,629	110,189
Banc of America Funding Corp. 2007-8 2A1
7.00%	10/25/37		25,643,137	19,330,604
Banc of America Mortgage Securities, Inc. 2005-E 2A6
2.87%	06/25/35	[3]	100,000	90,872
Banc of America Mortgage Securities, Inc. 2006-B 4A1
6.17%	11/20/46	[3]	15,716,745	13,956,336
Banco de Credito Y Securitizacion SA 2001-1 AF (Argentina)
8.00%	05/31/10	[2,4,5]	542,169	43,373

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2010 / 51

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
BCAP LLC Trust 2007-AAA2 2A5
6.00%	04/25/37		$1,086,741	$791,920
Bear Stearns Adjustable Rate Mortgage Trust 2003-4 3A1
5.00%	07/25/33	[3]	206,974	212,546
Bear Stearns Alt-A Trust 2005-4 21A1
2.98%	05/25/35	[3]	29,624,789	21,384,891
Bear Stearns Alt-A Trust 2006-3 1A1
0.45%	05/25/36	[3]	5,204,049	2,660,539
BHN I Mortgage Fund 1997-2 A1 (Argentina)
1.54%	05/31/17	[2,3,4,5,6,7]	13,760	1,369
BHN I Mortgage Fund 1997-2 A2 (Argentina)
7.54%	05/31/17	[2,4,5,6,7]	2,500	249
BHN I Mortgage Fund 2000-1 AF (Argentina)
8.00%	03/31/11	[2,4,5]	6,000	597
BlackRock Capital Finance LP 1997-R2 AP
1.21%	12/25/35	[3,4,5]	3,663	3,665
Chase Mortgage Finance Corp. 2005-A1 2A3
5.18%	12/25/35	[3]	1,710,000	1,487,863
Chase Mortgage Finance Corp. 2007-A2 2A3
3.24%	07/25/37	[3]	16,852,540	16,616,015
Chaseflex Trust 2005-2 4A2
5.50%	05/25/20		19,909,418	19,574,537
Chevy Chase Mortgage Funding Corp. 2004-1A A1
0.54%	01/25/35	[3,4]	2,456,752	1,864,536
Citigroup Mortgage Loan Trust, Inc. 2004-RR2 A2
4.67%	05/25/34	[3,4]	19,094,440	18,656,805
Collateralized Mortgage Obligation Trust 57 D
9.90%	02/01/19		4,818	5,308
Countrywide Alternative Loan Trust 2004-J6 2A1
6.50%	11/25/31		49,918	51,945
Countrywide Alternative Loan Trust 2005-27 2A1
1.74%	08/25/35	[3]	9,487,581	5,257,068
Countrywide Alternative Loan Trust 2005-36 2A1A
0.57%	08/25/35	[3]	317,942	157,462
Countrywide Alternative Loan Trust 2005-43 4A1
5.59%	10/25/35	[3]	404,884	322,826
Countrywide Alternative Loan Trust 2005-59 1A1
0.59%	11/20/35	[3]	234,689	134,352
Countrywide Alternative Loan Trust 2006-46 A4
6.00%	02/25/47		8,906,933	6,828,925

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Alternative Loan Trust 2006-OA10 1A1
1.35%	08/25/46	[3]	$6,180,281	$3,403,413
Countrywide Alternative Loan Trust 2006-OA14 3A1
1.24%	11/25/46	[3]	908,101	402,834
Countrywide Alternative Loan Trust 2006-OA17 1A1A
0.45%	12/20/46	[3]	41,250,103	20,477,913
Countrywide Alternative Loan Trust 2006-OA18 A1
0.38%	12/25/46	[3]	42,248,363	24,008,013
Countrywide Alternative Loan Trust 2006-OA22 A1
0.42%	02/25/47	[3]	1,228,875	781,885
Countrywide Alternative Loan Trust 2006-OA8 1A1
0.45%	07/25/46	[3]	28,816,094	14,636,633
Countrywide Alternative Loan Trust 2007-22 2A16
6.50%	09/25/37		54,574,530	39,817,151
Countrywide Home Loan Mortgage
Pass-Through Trust 2001-HYB1 1A1
2.47%	06/19/31	[3]	53,864	51,220
Countrywide Home Loan Mortgage
Pass-Through Trust 2004-14 4A1
5.09%	08/25/34	[3]	8,029,749	8,162,658
Countrywide Home Loan Mortgage
Pass-Through Trust 2005-HYB5 4A1
4.98%	09/20/35	[3]	10,575,741	7,537,410
Countrywide Home Loan Mortgage
Pass-Through Trust 2007-HY3 2A1
5.46%	06/25/47	[3]	39,689,998	30,748,477
Credit Suisse First Boston Mortgage
Securities Corp. 2003-AR20 2A4
2.68%	08/25/33	[3]	69,938	62,388
Credit Suisse Mortgage Capital Certificates 2006-6 2A1
0.86%	07/25/36	[3]	217,152	93,698
Deutsche ALT-A Securities, Inc. 2005-3 4A5
5.25%	06/25/35		73,152	68,919
DLJ Mortgage Acceptance Corp. 1996-QA S (IO)
3.26%	01/25/26	[3,4,5]	84,463	53
Downey Savings & Loan Association
Mortgage Loan Trust 2007-AR1 2A1A
0.40%	04/19/48	[3]	4,165,111	2,772,581
Equity One ABS, Inc. 1998-1 A2 (STEP)
7.48%	11/25/29		73,121	66,458
First Horizon Alternative Mortgage Securities 2004-AA3 A1
2.55%	09/25/34	[3]	115,284	96,569

See accompanying notes to Schedule of Portfolio Investments.

52 / Semi-Annual Report September 2010

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
First Horizon Asset Securities, Inc. 2004-AR5 2A1
2.89%	10/25/34	[3]	$21,548	$20,818
First Horizon Asset Securities, Inc. 2005-AR6 2A1B
5.51%	01/25/36	[3]	26,990,000	19,980,589
GSR Mortgage Loan Trust 2007-AR2 2A1
4.65%	05/25/47	[3]	10,746,743	7,924,498
Harborview Mortgage Loan Trust 2007-7 2A1A
1.26%	11/25/47	[3]	2,199,411	1,493,689
IndyMac Index Mortgage Loan Trust 2004-AR5 2A1B
1.06%	08/25/34	[3]	60,532	39,167
IndyMac Index Mortgage Loan Trust 2004-AR6 6A1
5.50%	10/25/34	[3]	570,172	529,826
IndyMac Index Mortgage Loan Trust 2004-AR7 A2
1.12%	09/25/34	[3]	187,890	124,566
IndyMac Index Mortgage Loan Trust 2004-AR8 2A2A
0.66%	11/25/34	[3]	105,191	69,206
IndyMac Index Mortgage Loan Trust 2005-AR18 2A1A
0.57%	10/25/36	[3]	405,594	266,968
IndyMac Index Mortgage Loan Trust 2006-AR19 1A2
5.61%	08/25/36	[3]	34,013,025	17,241,491
IndyMac Index Mortgage Loan Trust 2007-AR5 3A1
5.25%	05/25/37	[3]	13,473,212	7,743,109
JPMorgan Alternative Loan Trust 2006-A6 2A5
6.05%	11/25/36	[3]	360,000	248,913
JPMorgan Alternative Loan Trust 2007-A1 2A1
5.92%	03/25/37	[3]	7,266,274	4,352,327
JPMorgan Alternative Loan Trust 2007-A2 12A2
0.36%	06/25/37	[3]	6,779,020	6,385,627
JPMorgan Mortgage Trust 2003-A2 2A3
4.69%	11/25/33	[3]	705,000	702,567
JPMorgan Mortgage Trust 2005-A5 3A2
5.34%	08/25/35	[3]	211,543	202,346
JPMorgan Mortgage Trust 2005-A5 TA1
5.43%	08/25/35	[3]	2,061,124	2,038,986
JPMorgan Mortgage Trust 2006-A2 2A2
5.75%	04/25/36	[3]	1,475,000	1,232,110
JPMorgan Mortgage Trust 2006-A2 2A4
5.75%	04/25/36	[3]	17,325,000	14,435,138

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Trust 2006-A3 3A3
5.72%	05/25/36	[3]	$4,000,000	$3,273,006
JPMorgan Mortgage Trust 2006-A3 3A4
5.72%	05/25/36	[3]	23,500,000	19,233,808
Lehman XS Trust 2007-15N 2A1
0.51%	08/25/37	[3]	60,526,781	39,965,682
Lehman XS Trust 2007-16N 2A2
1.11%	09/25/47	[3]	472,899	283,787
MASTR Adjustable Rate Mortgages Trust 2003-6 4A2
5.18%	01/25/34	[3]	306,945	311,042
MASTR Adjustable Rate Mortgages Trust 2004-13 3A7A
2.90%	11/21/34	[3]	440,000	418,275
MASTR Adjustable Rate Mortgages Trust 2004-5 3A1
2.77%	06/25/34	[3]	2,198	1,854
MASTR Adjustable Rate Mortgages Trust 2007-3 22A5
0.60%	05/25/47		735,000	115,987
MASTR Asset Securitization Trust 2002-8 1A1
5.50%	12/25/17		68,604	71,305
MASTR Seasoned Securities Trust 2004-1 4A1
3.15%	10/25/32	[3]	73,361	63,122
MASTR Seasoned Securities Trust 2004-2 A2
6.50%	08/25/32		3,821,022	3,991,056
Merrill Lynch Alternative Note Asset 2007-AF1 AV1
5.33%	06/25/37	[3]	7,380,952	3,983,517
Morgan Stanley Mortgage Loan Trust 2006-7 5A2
5.96%	06/25/36	[3]	300,000	173,597
Nomura Asset Acceptance Corp. 2006-AR4 A1A
0.43%	12/25/36	[3]	1,023,443	472,448
Ocwen Residential MBS Corp. 1998-R2 AP
12.10%	11/25/34	[3,4]	22,835	14,859
Residential Accredit Loans, Inc. 2003-QS3 A4
5.50%	02/25/18		121,668	122,342
Residential Accredit Loans, Inc. 2007-QO4 A1
0.46%	05/25/47	[3]	26,010,480	15,484,806
Residential Asset Mortgage Products, Inc. 2004-SL1 A8
6.50%	11/25/31		169,518	169,399
Residential Asset Mortgage Products, Inc. 2004-SL3 A2
6.50%	12/25/31		177,761	175,915
Residential Asset Securitization Trust 2004-IP2 2A1
2.82%	12/25/34	[3]	53,090	50,839

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2010 / 53

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Ryland Mortgage Securities Corp. 1994-5 A2
3.76%	10/25/23	[3]	$125,458	$126,424
Ryland Mortgage Securities Corp. 1994-5 M3
3.76%	10/25/23	[3]	298,220	210,832
Structured Asset Mortgage Investments, Inc. 2005-AR7 1A1
2.76%	12/27/35	[3]	3,782,724	2,335,692
Structured Asset Mortgage Investments, Inc. 2007-AR1 1A1
0.42%	01/25/37	[3]	63,427,515	37,360,709
Structured Asset Mortgage Investments, Inc. 2007-AR6 A1
1.89%	08/25/47	[3]	52,419,661	31,763,222
Structured Asset Securities Corp. 1997-2 2A4
7.25%	03/28/30		5,736	5,800
Structured Asset Securities Corp. 2001-15A 4A1
6.00%	10/25/31	[3]	13,258	12,643
Thornburg Mortgage Securities Trust 2007-3 3A1
0.48%	06/25/47	[3]	10,374,630	10,016,643
Washington Mutual Alternative Mortgage Pass-Through Certificates 2005-3 2A3
0.81%	05/25/35	[3]	14,706,867	10,214,743
Washington Mutual Alternative Mortgage Pass-Through Certificates 2005-4 CB13
0.76%	06/25/35	[3]	21,798,201	14,979,713
Washington Mutual Alternative Mortgage Pass-Through Certificates 2007-1 2A1
6.00%	01/25/22		2,113,518	1,828,552
Washington Mutual Alternative Mortgage Pass-Through Certificates 2007-OA3 4A1
1.14%	04/25/47	[3]	25,664,132	14,469,668
Washington Mutual Mortgage Pass-Through Certificates 2002-AR18 A
2.79%	01/25/33	[3]	27,970	27,134
Washington Mutual Mortgage Pass-Through Certificates 2003-AR6 A1
2.70%	06/25/33	[3]	86,461	85,891
Washington Mutual Mortgage Pass-Through Certificates 2004-AR3 A2
2.71%	06/25/34	[3]	115,661	115,035
Washington Mutual Mortgage Pass-Through Certificates 2004-AR6 A
0.73%	05/25/44	[3]	250,991	184,835
Washington Mutual Mortgage Pass-Through Certificates 2005-AR12 1A6
2.80%	10/25/35	[3]	310,000	238,203
Washington Mutual Mortgage Pass-Through Certificates 2005-AR16 1A4A
5.01%	12/25/35	[3]	320,000	250,015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Washington Mutual Mortgage Pass-Through Certificates 2006-AR7 3A1B
3.30%	07/25/46	[3]	$3,538,527	$1,256,981
Washington Mutual Mortgage Pass-Through Certificates 2007-OA1 A1A
1.09%	02/25/47	[3]	479,119	284,453
Washington Mutual Mortgage Pass-Through Certificates 2007-OA3 2A
1.16%	04/25/47	[3]	248,502	133,595
Washington Mutual Mortgage Pass-Through Certificates 2007-OA4 1A
1.14%	05/25/47	[3]	624,493	386,111
Washington Mutual Mortgage Pass-Through Certificates 2007-OA6 1A
1.20%	07/25/47	[3]	229,241	146,943
Wells Fargo Mortgage Backed Securities Trust 2004-G A3
4.74%	06/25/34	[3]	1,565,000	1,558,061
Wells Fargo Mortgage Backed Securities Trust 2004-L A8
4.77%	07/25/34	[3]	1,740,000	1,778,199

				620,089,371

U.S. Agency Mortgage-Backed — 28.06%
Fannie Mae (TBA)
3.50%	10/25/25		654,890,000	675,764,619
3.50%	11/25/25		272,255,000	279,912,172
Fannie Mae 1989-27 Y
6.90%	06/25/19		1,145	1,243
Fannie Mae 1991-65 Z
6.50%	06/25/21		28,487	31,252
Fannie Mae 1992-123 Z
7.50%	07/25/22		3,784	4,357
Fannie Mae 1992-83 Z
7.00%	06/25/22		3,002	3,012
Fannie Mae 1993-132 D (PO)
0.82%	10/25/22	[9]	216,827	196,424
Fannie Mae 1993-199 SD (IO)
0.88%	10/25/23	[3]	659,745	11,195
Fannie Mae 1993-29 PK
7.00%	03/25/23		108,635	120,273
Fannie Mae 1994-55 H
7.00%	03/25/24		102,193	114,713
Fannie Mae 1997-34 SA
9.71%	10/25/23	[3]	22,655	28,653
Fannie Mae 1999-11 Z
5.50%	03/25/29		451,464	484,986
Fannie Mae 2001-52 YZ
6.50%	10/25/31		270,079	305,637
Fannie Mae 2003-106 WG
4.50%	11/25/23		32,004,000	34,890,140

See accompanying notes to Schedule of Portfolio Investments.

54 / Semi-Annual Report September 2010

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae 2003-52 SV
17.39%	05/25/31	[3]	$865,111	$916,085
Fannie Mae 2003-W2 2A9
5.90%	07/25/42		89,901	98,088
Fannie Mae 2005-104 NI
6.44%	03/25/35	[3]	109,553,073	18,231,077
Fannie Mae 2005-117 LC
5.50%	11/25/35		46,177,000	50,724,765
Fannie Mae 2005-92 US (IO)
5.84%	10/25/25	[3]	47,845,710	6,010,818
Fannie Mae 2006-18 PD
5.50%	08/25/34		345,000	380,027
Fannie Mae 2006-4 WE
4.50%	02/25/36		400,000	431,870
Fannie Mae 2006-80 PG
6.00%	06/25/35		23,300,000	25,760,363
Fannie Mae 2007-34 SB (IO)
5.85%	04/25/37	[3]	53,778,075	6,811,208
Fannie Mae 2008-24 NA
6.75%	06/25/37		21,043,836	23,395,777
Fannie Mae 2010-17 SB
6.09%	03/25/40	[3]	56,038,912	8,413,850
Fannie Mae 2010-43 KS
6.16%	05/25/40	[3]	108,731,136	14,814,552
Fannie Mae 3210 PD
6.00%	08/15/35		360,000	402,888
Fannie Mae G92-36 Z
7.00%	07/25/22		790	883
Fannie Mae G93-21 Z
7.20%	05/25/23		14,655	16,754
Fannie Mae Pool 190375
5.50%	11/01/36		17,001,030	18,125,700
Fannie Mae Pool 233672
3.24%	09/01/23	[3]	20,551	21,521
Fannie Mae Pool 254232
6.50%	03/01/22		115,369	126,385
Fannie Mae Pool 254868
5.00%	09/01/33		42,814,607	45,466,298
Fannie Mae Pool 308798
2.51%	04/01/25	[3]	6,173	6,488
Fannie Mae Pool 312155
2.42%	03/01/25	[3]	20,658	20,850
Fannie Mae Pool 313182
7.50%	10/01/26		11,238	12,799
Fannie Mae Pool 383124
6.48%	01/01/11		120,691	122,279
Fannie Mae Pool 384569
6.20%	01/01/12		100,000	104,186

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 384762
6.01%	02/01/12		$156,219	$163,103
Fannie Mae Pool 545191
7.00%	09/01/31		19,641	21,787
Fannie Mae Pool 545269
5.94%	11/01/11		160,172	164,726
Fannie Mae Pool 545322
5.94%	11/01/11		90,038	91,512
Fannie Mae Pool 545831
6.50%	08/01/17		72,975	79,279
Fannie Mae Pool 555284
7.50%	10/01/17		8,423	9,058
Fannie Mae Pool 613142
7.00%	11/01/31		93,328	104,496
Fannie Mae Pool 625666
7.00%	01/01/32		51,029	58,012
Fannie Mae Pool 633698
7.50%	02/01/31		52,950	60,965
Fannie Mae Pool 637093
8.50%	03/01/32		19,471	22,665
Fannie Mae Pool 642322
2.54%	05/01/32	[3]	1,259	1,319
Fannie Mae Pool 646884
1.92%	05/01/32	[3]	8,722	8,914
Fannie Mae Pool 655928
7.00%	08/01/32		616,027	700,295
Fannie Mae Pool 725027
5.00%	11/01/33		49,776,695	52,788,578
Fannie Mae Pool 725232
5.00%	03/01/34		114,325	121,406
Fannie Mae Pool 725257
5.50%	02/01/34		9,430,086	10,133,482
Fannie Mae Pool 725372
6.94%	12/01/10		144,521	141,911
Fannie Mae Pool 725425
5.50%	04/01/34		35,393,190	37,981,320
Fannie Mae Pool 730957
5.00%	08/01/33		15,217,549	16,140,708
Fannie Mae Pool 734922
4.50%	09/01/33		15,554,740	16,386,114
Fannie Mae Pool 735207
7.00%	04/01/34		77,001	85,680
Fannie Mae Pool 735224
5.50%	02/01/35		48,620,736	52,247,384
Fannie Mae Pool 735646
4.50%	07/01/20		14,789,253	15,713,252
Fannie Mae Pool 735651
4.50%	06/01/35		53,903,927	56,633,394

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2010 / 55

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 735686
6.50%	12/01/22		$384,141	$418,900
Fannie Mae Pool 735883
6.00%	03/01/33		10,247,873	11,245,440
Fannie Mae Pool 740297
5.50%	10/01/33		35,996	38,681
Fannie Mae Pool 741862
5.50%	09/01/33		35,896	38,574
Fannie Mae Pool 745592
5.00%	01/01/21		66,120	70,576
Fannie Mae Pool 765387
6.00%	08/01/34		350,013	385,401
Fannie Mae Pool 770284
5.00%	04/01/34		6,633,235	7,033,562
Fannie Mae Pool 770332
5.00%	04/01/34		24,266,024	25,730,517
Fannie Mae Pool 789606
6.00%	08/01/34		104,046	114,823
Fannie Mae Pool 817611
5.32%	11/01/35	[3]	5,374,990	5,733,972
Fannie Mae Pool 836952
5.41%	10/01/35	[3]	144,715	154,773
Fannie Mae Pool 841031
5.27%	11/01/35	[3]	459,972	491,174
Fannie Mae Pool 844773
5.04%	12/01/35	[3]	79,151	84,383
Fannie Mae Pool 888412
7.00%	04/01/37		6,355,860	7,061,031
Fannie Mae Pool 888430
5.00%	11/01/33		38,789,448	41,136,516
Fannie Mae Pool 888873
6.50%	08/01/37		7,555,386	8,282,002
Fannie Mae Pool 889125
5.00%	12/01/21		41,805,953	44,649,084
Fannie Mae Pool 889184
5.50%	09/01/36		43,417,563	46,585,690
Fannie Mae Pool 895606
5.76%	06/01/36	[3]	217,421	232,233
Fannie Mae Pool 908408
5.52%	04/01/37	[3]	16,835,385	17,933,971
Fannie Mae Pool 918445
5.75%	05/01/37	[3]	510,556	545,337
Fannie Mae Pool 928920
6.50%	12/01/37		20,168,928	22,035,097
Fannie Mae Pool 933033
6.50%	10/01/37		18,581,030	20,022,511
Freddie Mac 1004 H
7.95%	10/15/20		924	923

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac 1073 G
7.00%	05/15/21	$3,328	$3,860
Freddie Mac 1107 ZC
6.50%	07/15/21	13,438	15,169
Freddie Mac 165 K
6.50%	09/15/21	551	552
Freddie Mac 1980 Z
7.00%	07/15/27	401,702	465,222
Freddie Mac 1983 Z
6.50%	12/15/23	235,626	263,486
Freddie Mac 2043 CJ
6.50%	04/15/28	61,611	69,068
Freddie Mac 2098 TZ
6.00%	01/15/28	910,705	998,974
Freddie Mac 2209 TC
8.00%	01/15/30	249,490	282,115
Freddie Mac 2481 AW
6.50%	08/15/32	113,835	125,687
Freddie Mac 2624 QE
5.00%	09/15/28	138,687	140,780
Freddie Mac 2627 NI (IO)
5.00%	04/15/29	1,501,077	49,473
Freddie Mac 2642 BW (IO)
5.00%	06/15/23	88,101	11,166
Freddie Mac 2929 PE
5.00%	05/15/33	1,585,000	1,713,298
Freddie Mac 2971 AB
5.00%	05/15/20	3,688	3,931
Freddie Mac Gold A14189
4.00%	10/01/33	203,327	209,175
Freddie Mac Gold A24156
6.50%	10/01/31	1,754,929	1,948,841
Freddie Mac Gold A25162
5.50%	05/01/34	17,364,939	18,606,262
Freddie Mac Gold A39012
5.50%	06/01/35	88,207	94,251
Freddie Mac Gold A54856
5.00%	01/01/34	25,176,878	26,655,036
Freddie Mac Gold A61164
5.00%	04/01/36	319,690	338,160
Freddie Mac Gold A64183
6.00%	08/01/37	109,573	119,456
Freddie Mac Gold A65805
6.00%	09/01/37	2,511,909	2,738,471
Freddie Mac Gold A73260
6.00%	02/01/38	231,067	250,392
Freddie Mac Gold A83009
6.00%	11/01/38	23,321,994	25,119,427

See accompanying notes to Schedule of Portfolio Investments.

56 / Semi-Annual Report September 2010

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold C01492
5.00%	02/01/33	$8,118,596	$8,597,783
Freddie Mac Gold C03094
6.00%	11/01/37	214,494	233,907
Freddie Mac Gold C46104
6.50%	09/01/29	86,587	96,155
Freddie Mac Gold C55789
7.50%	10/01/27	37,331	42,461
Freddie Mac Gold C90573
6.50%	08/01/22	381,659	420,817
Freddie Mac Gold E02402
6.00%	10/01/22	137,664	149,582
Freddie Mac Gold G00992
7.00%	11/01/28	5,697	6,457
Freddie Mac Gold G01515
5.00%	02/01/33	8,418,189	8,915,059
Freddie Mac Gold G01601
4.00%	09/01/33	947,005	974,242
Freddie Mac Gold G01611
4.00%	09/01/33	277,562	285,545
Freddie Mac Gold G01644
5.50%	02/01/34	30,644,454	32,892,429
Freddie Mac Gold G01673
5.50%	04/01/34	2,563,886	2,781,354
Freddie Mac Gold G02366
6.50%	10/01/36	12,143,451	13,319,847
Freddie Mac Gold G02461
6.50%	11/01/36	12,196,753	13,378,313
Freddie Mac Gold G02579
5.00%	12/01/34	14,651,615	15,527,002
Freddie Mac Gold G02884
6.00%	04/01/37	30,825,558	33,403,586
Freddie Mac Gold G02955
5.50%	03/01/37	23,913,085	25,895,255
Freddie Mac Gold G03357
5.50%	08/01/37	10,501,684	11,378,739
Freddie Mac Gold G03436
6.00%	11/01/37	48,275,164	52,629,357
Freddie Mac Gold G03601
6.00%	07/01/37	34,893,660	38,030,000
Freddie Mac Gold G03676
5.50%	12/01/37	25,291,393	27,419,426
Freddie Mac Gold G03739
6.00%	11/01/37	28,355,733	30,913,287
Freddie Mac Gold G03783
5.50%	01/01/38	11,725,553	12,712,148
Freddie Mac Gold G03985
6.00%	03/01/38	147,442	159,773

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold G04053
5.50%	03/01/38		$132,306	$142,264
Freddie Mac Gold G04079
5.50%	03/01/38		50,477,937	54,725,181
Freddie Mac Gold G04438
5.50%	05/01/38		48,345,203	51,977,043
Freddie Mac Gold G04484
6.00%	08/01/38		171,449	187,074
Freddie Mac Gold G04516
6.00%	07/01/38		118,225	128,999
Freddie Mac Gold G04703
5.50%	08/01/38		67,446,303	71,898,811
Freddie Mac Gold G04706
5.50%	09/01/38		936,722	1,016,416
Freddie Mac Gold G04710
6.00%	09/01/38		9,243,193	10,030,670
Freddie Mac Gold G04711
6.00%	09/01/38		423,749	458,658
Freddie Mac Gold G05866
4.50%	02/01/40		67,038,371	70,596,112
Freddie Mac Gold G11707
6.00%	03/01/20		4,369,889	4,742,500
Freddie Mac Gold G12393
5.50%	10/01/21		36,695,446	39,622,480
Freddie Mac Gold G12399
6.00%	09/01/21		19,685	21,372
Freddie Mac Gold G12824
6.00%	08/01/22		10,626,002	11,540,419
Freddie Mac Gold G12909
6.00%	11/01/22		28,560,279	30,995,711
Freddie Mac Gold G13032
6.00%	09/01/22		8,165,210	8,827,039
Freddie Mac Gold G13058
4.50%	10/01/20		25,788,584	27,399,795
Freddie Mac Gold H00790
5.50%	05/01/37		373,800	393,729
Freddie Mac Gold H05069
5.50%	05/01/37		27,268,529	28,722,283
Freddie Mac Gold H09082
6.50%	09/01/37		135,756	146,023
Freddie Mac Non Gold Pool 1J0045
5.12%	01/01/36	[3]	216,686	231,053
Freddie Mac Non Gold Pool 781415
2.61%	04/01/34	[3]	4,110,530	4,290,654
Freddie Mac Non Gold Pool 781469
2.61%	04/01/34	[3]	3,632,531	3,791,345
Freddie Mac Non Gold Pool 781817
2.61%	08/01/34	[3]	70,902	73,959

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2010 / 57

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Non Gold Pool 788498
2.90%	02/01/30	[3]	$337,306	$355,901
Freddie Mac Non Gold Pool 847288
2.68%	05/01/34	[3]	5,518,462	5,760,969
Ginnie Mae 2000-22 SG (IO)
10.54%	05/16/30	[3]	1,233,387	234,818
Ginnie Mae 2003-28 LI (IO)
5.50%	02/20/32		1,421,715	79,691
Ginnie Mae 2003-86 ZK
5.00%	10/20/33		21,464,712	23,144,645
Ginnie Mae 2005-78 ZA
5.00%	10/16/35		19,937,324	21,319,517
Ginnie Mae 2007-35 PY
6.49%	06/16/37	[3]	91,222,486	15,896,941
Ginnie Mae 2009-106 SD (IO)
5.99%	03/20/36	[3]	97,974,198	11,466,449
Ginnie Mae 2010-4 SM (IO)
5.54%	01/16/40	[3]	82,724,374	8,215,176
Ginnie Mae 2010-6 BS (IO)
6.24%	09/16/39	[3]	49,563,324	6,301,015
Ginnie Mae I (TBA)
4.00%	10/15/40		367,590,000	380,111,034
Ginnie Mae I Pool 782817
4.50%	11/15/39		76,433,770	80,607,290
Ginnie Mae II Pool 2631
7.00%	08/20/28		8,426	9,388
Ginnie Mae II Pool 80968
3.63%	07/20/34	[3]	52,829	54,434

				3,118,070,352

Total Mortgage-Backed (Cost $4,270,655,845)				4,573,295,467

MUNICIPAL BONDS — 0.70%*
California — 0.39%
State of California, Public Improvements, G.O., Build America Bonds
7.30%	10/01/39		19,880,000	21,061,866
State of California, School Improvements, G.O., Build America Bonds
6.65%	03/01/22		3,975,000	4,428,865
State of California, School Improvements, G.O., Build America Bonds, Taxable Variable Purpose
7.55%	04/01/39		7,799,000	8,489,290
State of California, School Improvements, G.O., Taxable Variable Purpose
5.50%	03/01/16		8,450,000	9,102,847

				43,082,868

Issues	Maturity Date		Principal Amount	Value
MUNICIPAL BONDS (continued)
Illinois — 0.28%
State of Illinois, Build America Revenue Bonds
7.35%	07/01/35		$13,480,000	$14,159,392
State of Illinois, Pension Funding G.O., Taxable
4.07%	01/01/14		17,070,000	17,699,200

				31,858,592

Pennsylvania — 0.03%
Pennsylvania Economic Development Financing Authority, Electric Light & Power Improvements, Series A Revenue Bonds
6.75%	12/01/36		2,985,000	3,096,221

Texas — 0.00%
County of Harris, Flood Control District Contract, Series B Refunding Notes, G.O., Pre-Refunded 10/01/13 @ 100
5.25%	10/01/20		7,000	7,916

Total Municipal Bonds
(Cost $73,407,163)				78,045,597

U.S. TREASURY SECURITIES — 28.41%
U.S. Treasury Bonds — 3.98%
4.25%	05/15/39		16,795,000	18,466,623
8.00%	11/15/21		79,578,000	120,069,523
2.13%	02/15/40		56,870,000	64,276,734
2.38%	01/15/25		83,110,000	110,773,721
3.50%	01/15/11		43,185,000	54,596,439
3.00%	11/15/21		103,555,000	74,335,196

				442,518,236

U.S. Treasury Notes — 24.43%
0.88%	04/30/11		230,170,000	231,055,625
1.00%	08/31/11		229,645,000	231,205,897
1.25%	09/30/15		343,945,000	343,461,345
1.75%	01/31/14		290,000	299,516
1.75%	07/31/15		460,555,000	471,708,260
1.88%	06/30/15		433,320,000	446,590,425
2.00%	01/15/16	[10]	26,339,000	31,742,769
2.38%	03/31/16		335,710,000	352,049,677
3.13%	04/30/17		317,950,000	344,106,475
3.38%	11/15/19		243,470,000	262,319,934

				2,714,539,923

Total U.S. Treasury Securities
(Cost $3,100,145,099)				3,157,058,159

Total Bonds – 107.73%
(Cost $11,336,654,569)				11,973,147,226

See accompanying notes to Schedule of Portfolio Investments.

58 / Semi-Annual Report September 2010

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Shares/ Principal Amount	Value
SHORT-TERM INVESTMENTS — 5.30%
Money Market Fund — 5.25%
Dreyfus Cash Advantage Fund
0.25%[11]			414,257,000	$414,257,000
DWS Money Market Series-Institutional
0.21%[11]			37,820,000	37,820,000
Goldman Sachs Financial Square Funds - Prime Obligations Fund
0.16%[11,12]			131,265,000	131,265,000

				583,342,000

U.S. Treasury Bills — 0.05%
U.S. Treasury Bills
0.17%[13]	02/10/11	[14]	$140,000	139,932
0.17%[13]	02/10/11	[14]	370,000	369,821
0.17%[13]	02/10/11	[14]	1,000,000	999,516
0.17%[13]	02/10/11	[14]	2,810,000	2,808,640
0.17%[13]	02/10/11	[14]	605,000	604,707
0.17%[13]	02/10/11	[14]	85,000	84,959
0.17%[13]	02/10/11	[14]	1,295,000	1,294,373

				6,301,948

Total Short-Term Investments
(Cost $589,642,975)				589,643,948

Total Investments – 113.03%
(Cost $11,926,297,544)[1]				12,562,791,174

Liabilities in Excess of Other Assets – (13.03)%				(1,448,303,911)

NET ASSETS – 100.00%				$11,114,487,263

Issues	Contracts	Premiums (Received)	Value
CALL OPTIONS WRITTEN
U.S. Long Bond (CBT), Call Strike $127, expires 11/26/10	(2,820)	$(1,787,475)	$(2,687,813)

Total Call Options Written		$(1,787,475)	$(2,687,813)

WRITTEN PUT OPTIONS
U.S. Long Bond (CBT), Call Strike $121, expires 11/26/10	(705)	$(549,251)	$(88,125)

Total Written Put Options		$(549,251)	$(88,125)

Contracts		Unrealized (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS
13	Euro Dollar Ninety Day,
	Expiration December 2010	$ (59,182)

13	Euro Dollar Ninety Day,
	Expiration March 2011	(69,582)

13	Euro Dollar Ninety Day,
	Expiration June 2011	(79,170)

13	Euro Dollar Ninety Day,
	Expiration September 2011	(86,970)

13	Euro Dollar Ninety Day,
	Expiration December 2011	(93,308)

13	Euro Dollar Ninety Day,
	Expiration March 2012	(96,558)

13	Euro Dollar Ninety Day,
	Expiration June 2012	(98,345)

	Net unrealized depreciation	$(583,115)

Expiration Date	Notional Amount (000’s)	(Depreciation)	Value
SWAPS: INTEREST RATE
The Fund pays a fixed rate equal to 4.42% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays Capital, Inc.
11/15/21	$ 9,002	$(2,476,244)	$(2,476,244)
The Fund pays a fixed rate equal to 4.52% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays Capital, Inc.
11/15/21	8,884	(2,609,840)	(2,609,840)
The Fund pays a fixed rate equal to 4.54% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays Capital, Inc.
11/15/21	14,788	(4,393,996)	(4,393,996)
The Fund pays a fixed rate equal to 4.70% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays Capital, Inc.
11/15/21	24,457	(7,952,124)	(7,952,124)

	$57,131	$(17,432,204)	$(17,432,204)

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)[b]	Appreciation/ (Depreciation)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES

The Fund pays a fixed rate equal to 0.53% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Home Depot, Inc., 3.75%, due 09/15/09. Counterparty: Morgan Stanley

09/20/12	$–	$8,000	$(30,136)	$(30,136)

The Fund pays a fixed rate equal to 0.74% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Home Depot, Inc., 3.75%, due 09/15/09. Counterparty: Citigroup, Inc.

12/20/12	–	5,900	(50,420)	(50,420)

The Fund pays a fixed rate equal to 0.72% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Home Depot, Inc., 3.75%, due 09/15/09. Counterparty: Merrill Lynch & Co., Inc.

12/20/12	–	6,000	(48,560)	(48,560)

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2010 / 59

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s) [b]	Appreciation/ (Depreciation)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)

The Fund pays a fixed rate equal to 3.65% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Centex Corp., 5.25%, due 06/15/15. Counterparty: Merrill Lynch & Co., Inc.

12/20/12	$–	$2,060	$(110,974)	$(110,974)

The Fund pays a fixed rate equal to 3.56% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Centex Corp., 5.25%, due 06/15/15. Counterparty: Merrill Lynch & Co., Inc.

12/20/12	–	4,580	(237,547)	(237,547)

The Fund pays a fixed rate equal to 0.41% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Lowe’s Cos., Inc., 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

12/20/12	–	3,200	(4,551)	(4,551)

The Fund pays a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Lowe’s Cos., Inc., 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

12/20/12	–	5,200	(12,099)	(12,099)

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Morgan Stanley

03/20/13	–	1,625	(65,669)	(65,669)

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Deutsche Bank AG

03/20/13	–	1,575	(63,649)	(63,649)

The Fund pays a fixed rate equal to 1.85% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Goldman Sachs Group, Inc. (The)

06/20/13	–	4,320	(138,007)	(138,007)

The Fund pays a fixed rate equal to 4.40% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Centex Corp., 5.25%, due 06/15/15. Counterparty: Deutsche Bank AG

12/20/13	–	7,875	(737,159)	(737,159)

The Fund pays a fixed rate equal to 2.73% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 6.00%, due 08/15/35. Counterparty: Citigroup, Inc.

03/20/14	–	7,335	(481,806)	(481,806)

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 6.00%, due 08/15/35. Counterparty: Deutsche Bank AG

03/20/14	–	5,100	(250,676)	(250,676)

The Fund pays a fixed rate equal to 2.67% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Home Depot, Inc., 5.88%, due 12/16/36. Counterparty: Citigroup, Inc.

03/20/14	–	5,490	(409,230)	(409,230)

The Fund pays a fixed rate equal to 3.25% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Home Depot, Inc., 5.88%, due 12/16/36. Counterparty: Citigroup, Inc.

03/20/14	–	660	(62,467)	(62,467)

The Fund pays a fixed rate equal to 1.20% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Lowe’s Cos., Inc., 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

03/20/14	–	4,865	(114,206)	(114,206)

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)[b]	Appreciation/ (Depreciation)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)

The Fund pays a fixed rate equal to 1.45% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Lowe’s Cos., Inc., 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

03/20/14	$ –	$ 660	$ (21,213)	$ (21,213)

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Target Corp., 4.00%, due 06/15/13. Counterparty: CS First Boston

12/20/14	(90,057)	6,610	(42,073)	(132,130)

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Target Corp., 4.00%, due 06/15/13. Counterparty: CS First Boston

12/20/14	(64,117)	5,000	(35,830)	(99,947)

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Target Corp., 4.00%, due 06/15/13. Counterparty: Deutsche Bank AG

12/20/14	(76,228)	5,595	(35,613)	(111,841)

The Fund pays a fixed rate equal to 2.40% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Citigroup, Inc.

03/20/15	–	4,100	(246,577)	(246,577)

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Citigroup, Inc.

09/20/16	128,185	3,450	202,399	330,584

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Deutsche Bank AG

09/20/16	283,654	5,510	244,322	527,976

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Goldman Sachs Group, Inc. (The)

09/20/16	296,009	5,750	254,964	550,973

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Toll Brothers, Inc., 5.15%, due 05/15/15. Counterparty: Citigroup, Inc.

09/20/16	17,798	6,875	453,924	471,722

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Toll Brothers, Inc., 5.15%, due 05/15/15. Counterparty: CS First Boston

09/20/16	85,259	16,500	1,046,874	1,132,133

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Toll Brothers, Inc., 5.15%, due 05/15/15. Counterparty: CS First Boston

09/20/16	16,513	6,465	427,077	443,590

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

09/20/16	132,553	4,060	302,869	435,422

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

09/20/16	88,064	2,515	181,662	269,726

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

09/20/16	141,768	7,945	710,308	852,076

See accompanying notes to Schedule of Portfolio Investments.

60 / Semi-Annual Report September 2010

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)[b]	Appreciation/ (Depreciation)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: CS First Boston

09/20/16	$ 300,921	$ 8,825	$ 645,532	$ 946,453

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Goldman Sachs Group, Inc. (The)

09/20/16	185,753	6,165	475,423	661,176

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Goldman Sachs Group, Inc. (The)

09/20/16	270,268	7,725	558,213	828,481

	$1,716,343	$177,535	$2,305,105	$4,021,448

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s) [b]	Appreciation/ (Depreciation)	Value[c]

SWAPS: CREDIT DEFAULT (PURCHASED) - TRADED INDICES

The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Bank of America Corp.

10/12/52	$ 1,235,041	$ 2,130	$ (994,862)	$ 240,179

The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Bank of America Corp.

10/12/52	14,824,398	25,000	(12,005,398)	2,819,000

The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Bank of America Corp.

10/12/52	12,041,199	20,450	(9,735,257)	2,305,942

The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Bank of America Corp.

10/12/52	6,952,637	28,590	(3,728,829)	3,223,808

The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Barclays Capital, Inc.

10/12/52	1,305,935	15,430	433,952	1,739,887

The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Barclays Capital, Inc.

10/12/52	2,033,963	21,425	381,920	2,415,883

The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Barclays Capital, Inc.

10/12/52	4,814,243	8,525	(3,852,964)	961,279

The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Barclays Capital, Inc.

10/12/52	787,041	1,325	(637,634)	149,407

The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: CS First Boston

10/12/52	474,822	805	(384,050)	90,772

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s) [b]	Appreciation/ (Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (PURCHASED) - TRADED INDICES (continued)

The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: CS First Boston

10/12/52	$ 4,239,209	$ 7,265	$ (3,420,008)	$ 819,201

The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: CS First Boston

10/12/52	22,869	95	(12,157)	10,712

The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: JPMorgan Chase & Co.

10/12/52	96,715	1,310	51,001	147,716

	$48,828,072	$132,350	$(33,904,286)	$14,923,786

Expiration Date	Credit Rating[a]	Premiums Paid/ (Received)	Notional Amount (000’s) [b]	Appreciation	Value[c]

SWAPS: CREDIT DEFAULT (WRITTEN) - SINGLE ISSUES

The Fund receives a fixed rate equal to 6.55% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the General Electric Capital Corp., 5.63%, due 09/15/17. Counterparty: CS First Boston

12/20/10	AAA	$–	$11,525	$167,067	$167,067

The Fund receives a fixed rate equal to 4.00% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the Berkshire Hathaway, Inc., 4.63%, due 10/15/13. Counterparty: Barclays Capital, Inc.

03/20/11	AAA	–	12,000	189,879	189,879

The Fund receives a fixed rate equal to 4.00% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the Berkshire Hathaway, Inc., 4.63%, due 10/15/13. Counterparty: Morgan Stanley

03/20/11	AAA	–	21,800	344,946	344,946

		$–	$45,325	$701,892	$701,892

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s) [b]	Appreciation/ (Depreciation)	Value[c]

SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: CS First Boston

08/25/37	$(11,615,731)	$22,038	$ 213,464	$(11,402,267)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Goldman Sachs Group, Inc. (The)

08/25/37	(11,512,781)	24,034	(922,741)	(12,435,522)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Morgan Stanley

08/25/37	(10,807,917)	22,563	(866,247)	(11,674,164)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.

01/25/38	(13,829,953)	21,921	2,486,603	(11,343,350)

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2010 / 61

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)[b]	Appreciation/ (Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES (continued)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.

01/25/38	$(7,005,880)	$10,467	$1,589,686	$(5,416,194)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.

01/25/38	(6,797,863)	9,875	1,688,246	(5,109,617)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Goldman Sachs Group, Inc.

01/25/38	(15,406,978)	24,686	2,632,935	(12,774,043)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Goldman Sachs Group, Inc.

01/25/38	(15,377,004)	24,686	2,602,961	(12,774,043)

	$(92,354,107)	$160,270	$9,424,907	$(82,929,200)

[a]	Using Standard & Poor’s rating of the issuer.
[b]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

[c]

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period-end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes:

[1]	Cost for federal income tax purposes is $11,928,396,679 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$758,037,144
Gross unrealized depreciation	(123,642,649)

Net unrealized appreciation	$634,394,495

[2]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[3]	Floating rate security. The rate disclosed is that in effect at September 30, 2010.

[4]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at September 30, 2010, was $844,016,404 , representing 7.59% of total net assets.

[5]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $3,424,027, which is 0.03% of total net assets.

[6]	Security is currently in default with regard to scheduled interest or principal payments.

[7]	Non-income producing security.

[8]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
07/03/07	Asurion Corp. Term Loan,
	3.29%, 07/07/14	$738,503	$710,944	0.01%

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
06/08/10	Calpine New Development Holdings LLC, 7.00%, 07/01/17	$ 9,293,467	$ 9,649,485	0.09%
06/01/07	Carestream Health, Inc. Term Loan, 5.51%, 10/30/13	251,659	235,625	0.00%
06/27/07	Cengage Learning Term Loan B, 2.54%, 07/03/14	1,929,529	1,747,543	0.02%
06/04/07	Charter Communications, Inc. Term Loan 3rd Lien, 2.76%, 09/06/14	1,003,397	934,375	0.01%
09/03/10	CIT Group, Inc. 3-DD 1st Lien Term Loan, 6.25%, 08/11/15	9,033,674	9,088,596	0.08%
09/11/07	Delta Air Lines, Inc. Term Loan 1st Lien, 1.96%, 04/30/12	233,869	229,831	0.00%
01/05/09	Dex Media West LLC Term Loan, 7.23%, 10/24/14	1,236,469	1,672,223	0.01%
06/24/10	Harrah’s Entertainment, Inc. Term Loan B2, 3.50%, 01/28/15	18,506,094	18,786,475	0.17%
10/10/07	HCA Term Loan A, 1.79%, 11/17/12	20,182,550	20,263,454	0.18%
03/07/07	Kelson 1st Lien, 3.54%, 03/08/13	11,856,771	12,455,655	0.11%
09/02/10	Kelson 2nd Lien (PIK), 6.79%, 03/08/14	3,319,267	3,309,049	0.03%
11/06/07	TPF Generation Holdings LLC 2nd Lien, 4.54%, 12/15/14	974,756	913,125	0.01%
11/25/08	Tribune 1st Lien Term Loan B, 3.25%, 06/04/14	450,000	981,429	0.01%
06/11/09	TXU Energy Term Loan B1, 3.76%, 10/10/14	794,296	766,549	0.01%
10/31/07	TXU Energy Term Loan B3, 3.76%, 10/10/14	2,421,354	1,882,675	0.01%
11/30/07	Univision Communications, Inc. 1st Lien Strip, 2.51%, 09/29/14	353,749	325,311	0.01%
09/23/10	Visant Corp. Tranche B Term Loan, 7.00%, 12/22/16	22,249,517	22,653,000	0.20%

		$104,828,921	$106,605,344	0.96%

[9]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2010.

[10]	Inflation protected security. Principal amount reflects original security face amount.

[11]	Represents the current yield as of September 30, 2010.

[12]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $137,015,002.

[13]	Represents annualized yield at date of purchase.

[14]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $6,301,721.

†

 Fair valued security. The aggregate value of fair valued securities is $112,228,998, which is 1.01% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure does not necessarily indicate the treatment of those securities under ASC 820, as discussed in the Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.

**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

See accompanying notes to Schedule of Portfolio Investments.

62 / Semi-Annual Report September 2010

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

(G.O.): General Obligation
(IO): Interest only
(LIBOR): London
InterBank Offer Rate
(MTN): Medium-term Note
(PIK): Payment in kind

(PO): Principal only
(STEP): Step coupon bond
(TBA): To be announced

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2010 / 63

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 89.52%
ASSET-BACKED SECURITIES — 0.77%**
Citigroup Mortgage Loan Trust, Inc. 2007-AMC4 A2B
0.40%	05/25/37	[2]	$4,900,000	$2,354,658
Countrywide Asset-Backed Certificates 2007-13 2A1
1.16%	10/25/47	[2]	613,072	412,807
Credit-Based Asset Servicing and Securitization LLC 2006-CB6 A23
0.41%	07/25/36	[2]	4,000,000	2,427,866
Credit-Based Asset Servicing and Securitization LLC 2006-CB8 A2B
0.37%	10/25/36	[2]	3,800,000	3,342,630
Home Equity Asset Trust 2007-1 2A1
0.32%	05/25/37	[2]	148,355	143,291
HSBC Home Equity Loan Trust 2007-3 M1
2.51%	11/20/36	[2]	3,800,000	2,009,573
Securitized Asset Backed Receivables LLC Trust 2007-BR2 A2
0.49%	02/25/37	[2]	393,120	187,804

Total Asset-Backed Securities
(Cost $7,453,979)				10,878,629

CORPORATES — 74.79%*
Automotive — 1.23%
Cooper-Standard Automotive, Inc.
8.50%	05/01/18	[3]	3,200,000	3,336,000
Goodyear Tire & Rubber Co. (The)
8.25%	08/15/20		4,600,000	4,807,000
Navistar International Corp.
8.25%	11/01/21		2,485,000	2,665,163
Oshkosh Corp.
8.25%	03/01/17		1,750,000	1,890,000
Tenneco, Inc.
8.13%	11/15/15		2,125,000	2,215,313
TRW Automotive
3.50%	12/01/15	[3]	1,545,000	2,437,237

				17,350,713

Banking — 3.76%
Ally Financial, Inc.
2.50%	12/01/14	[2]	10,053,000	8,998,460
7.50%	09/15/20	[3]	3,450,000	3,691,500
8.00%	03/15/20	[3]	3,250,000	3,542,500
8.30%	02/12/15	[3]	2,900,000	3,161,000
Bank of America N.A.
0.59%	06/15/17	[2]	2,000,000	1,675,656
BankAmerica Capital II
8.00%	12/15/26		3,855,000	3,999,563
BankAmerica Capital III
1.10%	01/15/27	[2]	2,700,000	1,916,538

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Chase Capital II B
0.97%	02/01/27	[2]	$11,790,000	$8,994,308
Chase Capital III C
0.85%	03/01/27	[2]	3,000,000	2,288,247
Chase Capital VI
1.09%	08/01/28	[2]	1,000,000	762,248
Discover Bank
8.70%	11/18/19		2,265,000	2,676,951
Fleet Capital Trust V
1.29%	12/18/28	[2]	3,750,000	2,715,277
HBOS Capital Funding LP (United Kingdom)
6.07%	06/24/49	[2,3,4]	300,000	267,000
Nationsbank Capital Trust III
1.08%	01/15/27	[2]	6,342,000	4,459,073
Nationsbank Capital Trust IV
8.25%	04/15/27		815,000	841,487
Provident Funding Associates
10.25%	04/15/17	[3]	2,850,000	2,935,500

				52,925,308

Basic Industry — 0.15%
Ardagh Packaging Finance Plc (Ireland)
9.13%	10/15/20	[4]	2,000,000	2,090,000

Communications — 13.44%
CCO Holdings LLC/CCO Holdings Capital Corp.
7.88%	04/30/18	[3]	2,400,000	2,502,000
Cengage Learning Acquisitions, Inc.
10.50%	01/15/15	[3]	8,932,000	8,920,835
Cequel Communications Holdings I LLC/Cequel Capital Corp.
8.63%	11/15/17	[3]	12,800,000	13,568,000
Charter Communications Operating LLC/Charter Communications Operating Capital
8.00%	04/30/12	[3]	500,000	532,500
10.88%	09/15/14	[3]	4,000,000	4,550,000
Cincinnati Bell, Inc.
8.25%	10/15/17		5,150,000	5,227,250
Clearwire Communications, LLC Clearwire Finance, Inc.
12.00%	12/01/15	[3]	3,500,000	3,780,000
Frontier Communications Corp.
7.13%	03/15/19		3,000,000	3,090,000
8.25%	04/15/17		1,250,000	1,373,437
GCI, Inc.
7.25%	02/15/14		500,000	512,500
GCI, Inc. (WI)
8.63%	11/15/19		1,700,000	1,823,250

See accompanying notes to Schedule of Portfolio Investments.

64 / Semi-Annual Report September 2010

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Global Crossing Ltd. (WI) (Bermuda)
12.00%	09/15/15	[4]	$2,000,000	$2,270,000
Global Crossing UK Finance Plc (United Kingdom)
10.75%	12/15/14	[4]	2,000,000	2,070,000
Intelsat Corp.
9.25%	06/15/16		2,500,000	2,678,125
Intelsat Jackson Holdings SA (Luxembourg)
8.50%	11/01/19	[3,4]	1,000,000	1,082,500
9.50%	06/15/16	[4]	2,250,000	2,410,313
11.25%	06/15/16	[4]	3,250,000	3,518,125
Intelsat Luxembourg SA (PIK) (Luxembourg)
11.50%	02/04/17	[4]	16,628,382	18,104,151
Intelsat Luxembourg SA (STEP) (Luxembourg)
11.25%	02/04/17	[4]	1,500,000	1,614,375
iPCS, Inc. (PIK)
3.72%	05/01/14		9,000,000	8,617,500
Level 3 Financing, Inc.
4.34%	02/15/15	[2]	11,200,000	8,999,200
9.25%	11/01/14		3,400,000	3,196,000
LIN Television Corp.
6.50%	05/15/13		2,695,000	2,708,475
LIN Television Corp. B
6.50%	05/15/13		2,700,000	2,693,250
McClatchy Co. (The)
11.50%	02/15/17		5,730,000	6,102,450
Nextel Communications, Inc. E
6.88%	10/31/13		9,005,000	9,106,306
Proquest LLC/Proquest Notes Co.
9.00%	10/15/18	[3]	3,000,000	3,082,500
Qwest Communications International, Inc. B
7.50%	02/15/14		10,928,000	11,201,200
Sinclair Television Group, Inc.
9.25%	11/01/17	[3]	1,500,000	1,616,250
Sprint Nextel Corp.
6.00%	12/01/16		7,000,000	6,947,500
Telesat Canada LLC (Canada)
12.50%	11/01/17	[4]	2,000,000	2,370,000
Umbrella Acquisitions, Inc. (PIK)
9.75%	03/15/15	[3]	9,004,512	8,666,843
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany)
8.13%	12/01/17	[3,4]	650,000	676,000
UPC Holding BV (Netherlands)
9.88%	04/15/18	[3,4]	1,750,000	1,872,500
Visant Corp.
10.00%	10/01/17	[3]	15,000,000	15,787,500

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Wind Acquisition Holdings Finance SA (Luxembourg) (PIK)
12.25%	07/15/17	[3,4]	$3,214,375	$3,459,471
Windstream Corp.
7.88%	11/01/17		5,000,000	5,237,500
8.63%	08/01/16		7,000,000	7,385,000

				189,352,806

Consumer Discretionary — 0.36%
Cott Beverages USA, Inc.
8.13%	09/01/18	[3]	2,600,000	2,765,750
Inverness Medical Innovations, Inc.
3.00%	05/15/16		2,430,000	2,317,613

				5,083,363

Consumer Products — 0.84%
Hanesbrands, Inc.
8.00%	12/15/16		3,275,000	3,475,594
Levi Strauss & Co.
7.63%	05/15/20		4,775,000	4,930,187
Spectrum Brands, Inc.
9.50%	06/15/18	[3]	3,200,000	3,436,000

				11,841,781

Electric — 9.69%
AES Corp. (The)
7.75%	10/15/15		4,636,000	4,948,930
AES Red Oak LLC A
8.54%	11/30/19		2,544,844	2,627,551
Calpine Construction Finance Co. LP
8.00%	06/01/16	[3]	10,925,000	11,744,375
Calpine Corp.
7.88%	07/31/20	[3]	2,250,000	2,289,375
Coso Geothermal Power Holdings
7.00%	07/15/26	[3]	4,642,466	4,633,919
Dynegy Holdings, Inc.
7.75%	06/01/19		6,000,000	4,140,000
Dynegy Roseton/Danskammer Pass Through Trust B
7.67%	11/08/16		13,596,000	12,610,290
Edison Mission Energy
7.00%	05/15/17		27,660,000	19,984,350
7.75%	06/15/16		1,750,000	1,369,375
Energy Future Holdings Corp.
10.88%	11/01/17		3,439,000	2,080,595
Energy Future Holdings Corp. (PIK)
11.25%	11/01/17		378,356	182,557
Energy Future Holdings Corp. Q
6.50%	11/15/24		6,600,000	2,557,500

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2010 / 65

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Co.
Finance, Inc.
10.00%	12/01/20		$7,381,000	$7,361,920
FPL Energy National Wind Portfolio LLC
6.13%	03/25/19	[3]	4,565,809	4,362,873
Indiantown Cogeneration LP A-10
9.77%	12/15/20		1,665,000	1,843,987
Midwest Generation LLC B
8.56%	01/02/16		1,214,825	1,196,602
Mirant Americas Generation LLC
8.50%	10/01/21		18,990,000	18,372,825
9.13%	05/01/31		6,400,000	6,096,000
Mirant Mid Atlantic Pass Through Trust B
9.13%	06/30/17		3,578,469	3,828,962
Mirant Mid Atlantic Pass Through Trust C
10.06%	12/30/28		1,914,489	2,115,510
NRG Energy, Inc.
7.38%	02/01/16		9,241,000	9,529,781
PNM Resources, Inc.
9.25%	05/15/15		7,525,000	8,136,406
Reliant Energy Mid-Atlantic Power Holdings LLC B
9.24%	07/02/17		2,130,629	2,213,191
Texas Competitive Electric Holdings Co. LLC A
10.25%	11/01/15		3,500,000	2,310,000

				136,536,874

Energy — 16.72%
Allis-Chalmers Energy, Inc.
8.50%	03/01/17		7,095,000	7,165,950
Anadarko Petroleum Corp.
6.95%	06/15/19		5,150,000	5,756,258
Antero Resources Finance Corp.
9.38%	12/01/17		8,760,000	9,351,300
Aquilex Holdings LLC/Aquilex Finance Corp. (WI)
11.13%	12/15/16		1,500,000	1,492,500
Arch Coal, Inc.
7.25%	10/01/20		1,250,000	1,326,563
Arch Coal, Inc. (WI)
8.75%	08/01/16		2,500,000	2,743,750
Atlas Energy Operating Co. LLC/Atlas Energy
Finance Corp.
10.75%	02/01/18		5,100,000	5,673,750
12.13%	08/01/17		2,198,000	2,552,427
Chaparral Energy, Inc.
8.50%	12/01/15		1,500,000	1,462,500
8.88%	02/01/17		19,445,000	19,007,487

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
9.88%	10/01/20	[3]	$3,750,000	$3,825,000
Chesapeake Energy Corp.
2.25%	12/15/38		22,310,000	17,262,363
2.50%	05/15/37		2,750,000	2,406,250
2.75%	11/15/35		3,500,000	3,338,125
Comstock Resources, Inc.
8.38%	10/15/17		2,600,000	2,694,250
Continental Resources, Inc.
7.13%	04/01/21	[3]	1,000,000	1,034,375
Corral Petroleum Holdings AB (Sweden)
2.00%	09/18/11	[3,4]	818,813	759,449
Delta Petroleum Corp.
7.00%	04/01/15		1,000,000	790,000
Dynegy Roseton/Danskammer Pass-Through Trust A
7.27%	11/08/10		340,140	340,140
El Paso Pipeline Partners Operating Co. LLC
6.50%	04/01/20		2,000,000	2,150,000
Energy Transfer Equity LP
7.50%	10/15/20		2,250,000	2,362,500
Hilcorp Energy I LP/Hilcorp Finance Co.
7.75%	11/01/15	[3]	1,875,000	1,903,125
James River Coal Co.
9.38%	06/01/12		5,000,000	5,137,500
Linn Energy LLC/Linn Energy Finance Corp.
8.63%	04/15/20	[3]	2,000,000	2,130,000
Massey Energy Co.
3.25%	08/01/15		16,875,000	15,060,937
6.88%	12/15/13		2,950,000	3,038,500
OPTI Canada, Inc. (Canada)
7.88%	12/15/14	[4]	10,322,000	7,741,500
8.25%	12/15/14	[4]	13,700,000	10,480,500
Parker Drilling Co.
9.13%	04/01/18	[3]	1,500,000	1,530,000
Penn Virginia Corp.
10.38%	06/15/16		5,250,000	5,775,000
Petrohawk Energy Corp.
10.50%	08/01/14		2,160,000	2,457,000
Quicksilver Resources, Inc.
7.13%	04/01/16		1,000,000	992,500
8.25%	08/01/15		3,925,000	4,160,500
9.13%	08/15/19		1,000,000	1,095,000
11.75%	01/01/16		500,000	588,750
Sabine Pass LNG LP
7.25%	11/30/13		9,200,000	8,924,000
7.50%	11/30/16		23,980,000	22,001,650
SandRidge Energy, Inc.
8.00%	06/01/18	[3]	1,000,000	977,500
8.75%	01/15/20	[3]	1,750,000	1,728,125

See accompanying notes to Schedule of Portfolio Investments.

66 / Semi-Annual Report September 2010

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
9.88%	05/15/16	[3]	$2,500,000	$2,593,750
Southern Union Co.
7.20%	11/01/66	[2]	30,412,000	27,446,830
Tesoro Corp.
6.50%	06/01/17		7,575,000	7,499,250
9.75%	06/01/19		1,000,000	1,105,000
Transocean, Inc. (Switzerland)
6.00%	03/15/18	[4]	2,700,000	2,876,493
Western Refining, Inc.
11.25%	06/15/17	[3]	5,000,000	4,725,000

				235,463,347

Entertainment — 1.17%
Live Nation Entertainment, Inc.
2.88%	07/15/27		3,250,000	2,795,000
8.13%	05/15/18	[3]	3,150,000	3,181,500
Pinnacle Entertainment, Inc. (WI)
8.63%	08/01/17		2,600,000	2,772,250
Regal Cinemas Corp.
8.63%	07/15/19		5,825,000	6,130,813
Regal Entertainment Group
9.13%	08/15/18		1,500,000	1,580,625

				16,460,188

Finance — 8.32%
Alta Wind Holdings LLC
7.00%	06/30/35	[3]	2,500,000	2,653,680
Astoria Depositor Corp.
8.14%	05/01/21	[3]	7,000,000	6,947,500
BankBoston Capital Trust III
1.04%	06/15/27	[2]	305,000	214,723
BankBoston Capital Trust IV
0.89%	06/08/28	[2]	1,900,000	1,337,758
Barnett Capital III
1.09%	02/01/27	[2]	800,000	558,828
Cantor Fitzgerald LP
6.38%	06/26/15	[3]	3,250,000	3,343,789
Capital One Capital V
10.25%	08/15/39		3,875,000	4,218,906
CIT Group, Inc.
7.00%	05/01/13		21,068,884	21,279,573
Citigroup, Inc.
0.87%	08/25/36	[2]	8,960,000	5,713,792
City National Capital Trust I
9.63%	02/01/40		3,000,000	3,124,164
Ford Motor Credit Co. LLC
8.00%	12/15/16		6,500,000	7,393,750
International Lease Finance Corp.
6.75%	09/01/16	[3]	3,250,000	3,493,750

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
7.13%	09/01/18	[3]	$6,500,000	$7,036,250
JPMorgan Chase Capital XIII M
1.24%	09/30/34	[2]	1,100,000	834,472
JPMorgan Chase Capital XXI U
1.42%	02/02/37	[2]	4,750,000	3,435,917
LBI Escrow Corp.
8.00%	11/01/17	[3]	6,125,000	6,691,563
Lehman Brothers Holdings, Inc. (MTN)
11.00%	11/07/16	[2,5,6]	383,000	78,515
Lehman Brothers Holdings, Inc. H (MTN)
0.00%	11/30/10	[2,5,6]	294,000	60,270
MBNA Capital B
1.27%	02/01/27	[2]	4,550,000	3,151,785
Pinafore LLC/Pinafore, Inc.
9.00%	10/01/18	[3]	3,000,000	3,157,500
Prudential Holdings LLC
8.70%	12/18/23	[3]	2,500,000	3,161,825
Raymond James Financial, Inc.
8.60%	08/15/19		2,300,000	2,760,163
Trans Union, LLC Transunion Financing Corp.
11.38%	06/15/18	[3]	2,600,000	2,938,000
ZFS Finance USA Trust I
6.15%	12/15/65	[2,3]	15,545,000	15,467,275
ZFS Finance USA Trust II
6.45%	12/15/65	[2,3]	6,500,000	6,240,000
ZFS Finance USA Trust IV
5.88%	05/09/32	[2,3]	2,000,000	1,910,000

				117,203,748

Food — 0.48%
Dole Food Co., Inc.
8.00%	10/01/16	[3]	1,000,000	1,051,250
13.88%	03/15/14		1,311,000	1,605,975
JBS USA LLC/JBS USA Finance, Inc.
11.63%	05/01/14		3,500,000	4,060,000

				6,717,225

Gaming — 1.58%
Herbst Gaming, Inc.
8.13%	06/01/12	[5,6]	575,000	6,109
Marina District Finance Co., Inc.
9.50%	10/15/15	[3]	14,550,000	14,186,250
9.88%	08/15/18	[3]	650,000	628,875
MGM Mirage
9.00%	03/15/20	[3]	1,350,000	1,441,125
10.38%	05/15/14		2,400,000	2,664,000

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2010 / 67

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Gaming (continued)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
7.75%	08/15/20	[3]	$3,100,000	$3,270,500

				22,196,859

Health Care — 4.48%
Accellent, Inc.
8.38%	02/01/17		5,650,000	5,791,250
Alere, Inc.
9.00%	05/15/16		4,779,000	4,946,265
Capella Healthcare, Inc.
9.25%	07/01/17	[3]	2,250,000	2,413,125
CHS/Community Health Systems, Inc.
8.88%	07/15/15		24,340,000	25,830,825
HCA, Inc.
7.50%	12/15/23		3,965,000	3,746,925
8.50%	04/15/19		3,939,000	4,372,290
9.13%	11/15/14		1,500,000	1,584,375
9.25%	11/15/16		5,100,000	5,533,500
Patheon, Inc. (Canada)
8.63%	04/15/17	[3,4]	2,500,000	2,568,750
Rotech Healthcare, Inc.
10.75%	10/15/15	[3]	3,500,000	3,478,125
Tenet Healthcare Corp.
6.88%	11/15/31		3,500,000	2,852,500

				63,117,930

Homebuilding — 0.71%
K Hovnanian Enterprises, Inc.
10.63%	10/15/16		10,000,000	10,062,500

Industrials — 2.11%
Berry Plastics Corp.
5.28%	02/15/15	[2]	3,150,000	2,984,625
8.25%	11/15/15		1,250,000	1,293,750
Casella Waste Systems, Inc.
11.00%	07/15/14		3,500,000	3,850,000
General Cable Corp.
0.88%	11/15/13		2,175,000	1,960,219
Graham Packaging Co. LP/GPC Capital
Corp. I
8.25%	01/01/17	[3]	2,500,000	2,550,000
Huntsman International LLC
8.63%	03/15/21	[3]	1,000,000	1,035,000
Maxim Crane Works LP
12.25%	04/15/15	[3]	3,150,000	2,858,625
New Enterprise Stone & Lime Co.
11.00%	09/01/18	[3]	2,700,000	2,538,000
Reddy Ice Corp. (WI)
11.25%	03/15/15		3,950,000	4,058,625

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Industrials (continued)
Solo Cup Co./Solo Cup Operating Corp.
10.50%	11/01/13		$4,100,000	$4,269,125
Spirit Aerosystems, Inc.
7.50%	10/01/17		500,000	518,750
Wyle Services Corp.
10.50%	04/01/18	[3]	1,850,000	1,831,500

				29,748,219

Information Technology — 0.26%
First Data Corp.
8.88%	08/15/20	[3]	3,500,000	3,648,750

Insurance — 0.39%
Farmers Exchange Capital
7.05%	07/15/28	[3]	1,500,000	1,486,041
MetLife Capital Trust X
9.25%	04/08/38	[2,3]	1,000,000	1,185,000
Nationwide Mutual Insurance Co.
5.81%	12/15/24	[2,3]	3,250,000	2,814,887

				5,485,928

Materials — 1.51%
Hexion Finance Escrow, LLC
8.88%	02/01/18		3,000,000	2,955,000
Lyondell Chemical Co.
11.00%	05/01/18		669,024	743,453
NewPage Corp.
11.38%	12/31/14		4,600,000	4,186,000
Noranda Aluminum Acquisition Corp. (PIK)
5.37%	05/15/15		4,413,399	3,734,839
Verso Paper Holdings LLC/Verso Paper, Inc. B
4.22%	08/01/14	[2]	3,737,000	3,344,615
9.13%	08/01/14		2,900,000	2,921,750
11.38%	08/01/16		3,750,000	3,375,000

				21,260,657

Retail — 0.45%
Sears Holding Corp.
6.62%	10/15/18		3,000,000	3,022,500
Toys R Us Property Co. LLC
8.50%	12/01/17	[3]	3,150,000	3,346,875

				6,369,375

Services — 2.25%
Geo Group, Inc. (The)
7.75%	10/15/17	[3]	4,700,000	4,958,500
Mobile Mini, Inc.
6.88%	05/01/15		7,900,000	7,781,500

See accompanying notes to Schedule of Portfolio Investments.

68 / Semi-Annual Report September 2010

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Services (continued)
National Money Mart Co.
10.38%	12/15/16		$3,250,000	$3,477,500
RSC Equipment Rental, Inc./RSC Holdings III LLC
10.00%	07/15/17	[3]	3,450,000	3,855,375
Stonemor Operating LLC/Cornerstone Family Services/Osiris Holdings
10.25%	12/01/17	[3]	4,950,000	5,265,563
United Rentals North America, Inc.
7.00%	02/15/14		3,450,000	3,467,250
7.75%	11/15/13		975,000	989,625
9.25%	12/15/19		1,275,000	1,386,563
10.88%	06/15/16		500,000	566,875

				31,748,751

Transportation — 4.89%
Air Canada (Canada)
9.25%	08/01/15	[3,4]	9,750,000	9,920,625
12.00%	02/01/16	[3,4]	4,150,000	4,056,625
Commercial Barge Line Co.
12.50%	07/15/17		2,975,000	3,287,375
Continental Airlines Pass-Through Trust 2007-1 A
5.98%	04/19/22		491,145	510,177
Continental Airlines Pass-Through Trust 2007-1 B
6.90%	04/19/22		6,782,481	6,511,182
Continental Airlines Pass-Through Trust 2009-1 A
9.00%	07/08/16		1,631,283	1,875,976
Continental Airlines, Inc.
6.75%	09/15/15	[3]	3,250,000	3,310,937
Delta Air Lines, Inc.
12.25%	03/15/15	[3]	2,000,000	2,250,000
Delta Air Lines, Inc. 2002 G1
6.72%	01/02/23		10,959,031	11,013,826
Delta Air Lines, Inc. 2002 G2
6.42%	07/02/12		1,450,000	1,522,500
Delta Air Lines, Inc. B
9.75%	12/17/16		2,375,597	2,484,874
JetBlue Airways Pass-Through Trust 2004-2 G1
0.75%	08/15/16	[2]	2,288,853	2,068,551
Martin Midstream Partners LP/Martin Midstream Finance Corp.
8.88%	04/01/18	[3]	1,250,000	1,262,500
Northwest Airlines, Inc. 2001 1A-2
6.84%	04/01/11		1,250,000	1,281,250
Northwest Airlines, Inc. 2001-1 A1
7.04%	04/01/22		769,064	804,468

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
PHI, Inc.
8.63%	10/15/18	[3]	$3,000,000	$2,932,500
RailAmerica, Inc.
9.25%	07/01/17		2,374,000	2,614,367
United Air Lines, Inc.
9.88%	08/01/13	[3]	8,700,000	9,439,500
12.00%	11/01/13	[3]	1,500,000	1,661,250

				68,808,483

Total Corporates
(Cost $985,377,563)				1,053,472,805

BANK LOANS — 10.39%*
Automotive — 0.42%
Ford Motor Co. Term Loan B 1st Lien
3.03%	12/15/13	[7]	6,000,331	5,893,453

Communications — 1.67%
Charter Communications, Inc. Term Loan 3rd Lien
2.76%	09/06/14	[7]	5,000,000	4,671,875
Dex Media West LLC Term Loan
7.23%	10/24/14	[2,7]	4,740,742	4,133,007
R.H. Donnelley, Inc., Term Loan
9.00%	10/24/14	[2,7]	509,579	434,780
SuperMedia, Inc. Term Loan Exit 1st Lien
11.00%	12/31/15	[2,7]	2,466,056	1,927,048
Univision Communications, Inc. 1st Lien Strip
2.51%	09/29/14	[7]	8,936,913	7,851,793
Visant Corp. Tranche B Term Loan
7.00%	12/22/16	[7]	4,500,000	4,530,600

				23,549,103

Consumer Discretionary — 0.14%
Tribune 1st Lien Term Loan B
3.25%	06/04/14	[5,6,7]	2,979,962	1,949,748

Electric — 2.24%
Boston Generating LLC 1st Lien
5.51%	12/21/13	[7]	6,346,447	6,102,788
Calpine New Development Holdings LLC
7.00%	07/01/17	[7]	5,486,250	5,586,544
Entegra Holdings LLC, Term Loan B 3rd Lien (PIK)
0.00%	10/19/15		13,914,310	7,891,404
TPF Generation Holdings LLC 2nd Lien
4.54%	12/15/14	[7]	1,250,000	1,141,406
TXU Energy Term Loan B1
3.76%	10/10/14	[7]	5,443,659	4,237,360

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2010 / 69

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Electric (continued)
TXU Energy Term Loan B2
6.19%	10/10/14	[7]	$8,478,149	$6,598,238

				31,557,740

Energy — 1.29%
MACH Gen LLC Term Loan C (PIK)
7.81%	02/15/15	[7]	25,605,343	18,158,464

Finance — 1.78%
CIT Group, Inc. 3-DD 1st Lien Term Loan
6.25%	08/11/15	[7]	4,850,000	4,897,743
First Data Corp. Term Loan B1
3.01%	09/24/14	[7]	5,219,984	4,607,941
Kelson 1st Lien
3.54%	03/08/13	[7]	5,378,592	5,333,772
Kelson 2nd Lien (PIK)
6.79%	03/08/14	[7]	11,011,989	10,227,385

				25,066,841

Gaming — 1.27%
Harrah’s Entertainment, Inc. Term Loan B2
3.50%	01/28/15	[7]	13,250,000	11,444,635
Harrah’s Entertainment, Inc. Term Loan B3
0.00%	01/28/15		7,476,402	6,446,318

				17,890,953

Health Care — 0.19%
Carestream Health, Inc. Term Loan
5.51%	10/30/13	[7]	1,500,000	1,413,750
HCA Term Loan A
1.79%	11/17/12	[7]	1,309,556	1,266,600

				2,680,350

Industrials — 0.57%
Graham Packaging Co. LP/GPC Capital Corp. I Term Loan D
6.00%	09/23/16	[7]	2,000,000	2,018,126
Reynolds Group Term Loan D
0.00%	03/16/16	[7]	6,000,000	6,036,078

				8,054,204

Services — 0.14%
Rental Services Term Loan 2nd Lien
3.79%	11/30/13	[7]	2,000,000	1,945,000

Transportation — 0.68%
Delta Air Lines, Inc. Term Loan 1st Lien
1.96%	04/30/12	[7]	1,219,848	1,180,203
8.75%	09/16/13	[7]	1,980,000	2,009,288

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Transportation (continued)
United Air Lines, Inc.
2.31%	02/01/14	[7]	$6,864,511	$6,481,245

				9,670,736

Total Bank Loans
(Cost $141,071,560)				146,416,592

MORTGAGE-BACKED — 0.00%**
Non-Agency Mortgage-Backed — 0.00%
BHN I Mortgage Fund 2000-1 AF (Argentina)
8.00%	03/31/11	[3,4,8]	2,890	288

U.S. Agency Mortgage-Backed — 0.00%
Fannie Mae 1993-225 SG
26.33%	12/25/13	[2]	41,499	53,411
Ginnie Mae 2003-28 LI (IO)
5.50%	02/20/32		24,270	1,360

Total Mortgage-Backed
(Cost $47,214)				55,059

U.S. TREASURY SECURITIES — 2.90%**
U.S. Treasury Notes — 2.90%
U.S. Treasury Notes
0.88%	04/30/11		20,335,000	20,413,243
1.00%	08/31/11		20,335,000	20,473,217

Total U.S. Treasury Securities
(Cost $40,883,061)				40,886,460

MUNICIPAL BONDS — 0.67%*
Pennsylvania — 0.67%
Pennsylvania Economic Development Financing Authority, Electric Light & Power Improvements, Series A Revenue Bonds
6.75%	12/01/36		9,035,000	9,371,644

Total Municipal Bonds
(Cost $7,852,615)				9,371,644

Total Bonds – 89.52%
(Cost $1,182,685,992)				1,261,081,189

Issues			Shares	Value
PREFERRED STOCK — 0.41%
Electric — 0.21%
PPL Corp.
0.24%	07/01/13		52,400	2,989,944

See accompanying notes to Schedule of Portfolio Investments.

70 / Semi-Annual Report September 2010

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues		Shares	Value
PREFERRED STOCK (continued)
Finance — 0.20%
Citigroup Capital XIII
0.20%	10/30/40	110,000	$2,750,000

Total Preferred Stock (Cost $5,457,975)			5,739,944

Issues	Contracts	Value
PUT OPTIONS PURCHASED — 0.04%
U.S. Government — 0.04%
U.S. Long Bond (CBT), Put Strike $130, expires 11/26/10
	450	597,656

Total Put Options Purchased (Cost $737,695)

Issues	Maturity Date		Shares/ Principal Amount	Value
SHORT-TERM INVESTMENTS — 10.78%
Money Market Fund — 7.03%
BlackRock Liquidity Funds TempFund Portfolio
0.23%[9]			35,678,000	35,678,000
Dreyfus Cash Advantage Fund
0.25%[9]			59,638,000	59,638,000
DWS Money Market Series-Institutional
0.21%[9]			3,525,000	3,525,000
Goldman Sachs Financial Square Funds -
Prime Obligations Fund
0.16%[9,10]			200,000	200,000

				99,041,000

U.S. Agency Discount Notes — 1.16%
Fannie Mae
0.17%[11]	10/01/10		$2,996,000	2,996,000
0.29%[11]	07/01/11		5,330,000	5,321,515
Freddie Mac
0.23%[11]	01/24/11		8,045,000	8,041,404

				16,358,919

U.S. Treasury Bills — 2.59%
U.S. Treasury Bills
0.11%[11]	10/28/10		35,370,000	35,366,962
0.16%[11]	02/10/11	[12]	585,000	584,717
0.16%[11]	02/10/11	[12]	495,000	494,760

				36,446,439

Total Short-Term Investments (Cost $151,840,709)				151,846,358

Value
Total Investments – 100.75% (Cost $1,340,722,371)[1]	$1,419,265,147

Liabilities in Excess of Other
Assets – (0.75%)	(10,577,610)

Net Assets – 100.00%	$1,408,687,537

Issues	Contracts	Premiums (Received)	Value
CALL OPTIONS WRITTEN
U.S. Long Bond (CBT), Call
Strike $138, expires 11/26/10	(450)	$(637,305)	$(555,469)

TotalCall Options Written		$(637,305)	$(555,469)

WRITTEN PUT OPTIONS
U.S. Long Bond (CBT), Call
Strike $122, expires 11/26/10,	(450)	$(106,836)	$(70,312)

Total Written Put Options		$(106,836)	$(70,312)

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)[a]	Appreciation/ (Depreciation)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES

The Fund pays a fixed rate equal to 0.41% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Lowe’s Cos., Inc., 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

12/20/12	$ –	$ 75	$ (107)	$ (107)

The Fund pays a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Lowe’s Cos., Inc., 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

12/20/12	–	125	(291)	(291)

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Deutsche Bank AG

03/20/13	–	100	(4,041)	(4,041)

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Morgan Stanley

03/20/13	–	100	(4,041)	(4,041)

The Fund pays a fixed rate equal to 3.55% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Centex Corp., 5.25%, due 06/15/15. Counterparty: UBS AG

06/20/13	–	1,000	(59,280)	(59,280)

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

06/20/14	32,355	1,000	23,587	55,942

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2010 / 71

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s) [a]	Appreciation/ (Depreciation)	Value

SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)

The Fund pays a fixed rate equal to 2.40% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Citigroup, Inc.

03/20/15	$–	$200	$(12,028)	$(12,028)

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Citigroup, Inc.

09/20/16	13,004	350	20,534	33,538

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Deutsche Bank AG

09/20/16	15,444	300	13,302	28,746

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Goldman Sachs Group, Inc. (The)

09/20/16	15,187	295	13,080	28,267

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

09/20/16	5,550	170	12,682	18,232

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

09/20/16	6,653	190	13,724	20,377

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

09/20/16	5,353	300	26,821	32,174

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: CS First Boston

09/20/16	10,230	300	21,944	32,174

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Goldman Sachs Group, Inc. (The)

09/20/16	3,616	120	9,254	12,870

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Toll Brothers, Inc., 5.15%, due 05/15/15. Counterparty: CS First Boston

09/20/16	5,167	1,000	63,447	68,614

	$112,559	$5,625	$138,587	$251,146

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)[a]	Appreciation	Value[b]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES

The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of any issue in the Dow Jones CDX Series NA HY 14, due 06/20/15. Counterparty: Bank of America Corp.

06/20/15	$(214,679)	$5,000	$177,861	$(36,818)

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s) [a]	Appreciation	Value[b]

SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES (continued)

The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of any issue in the Dow Jones CDX Series NA HY 14, due 06/20/15. Counterparty: JPMorgan Chase & Co.

06/20/15	$(450,427)	$10,000	$376,790	$(73,637)

	$(665,106)	$15,000	$554,651	$(110,455)

[a]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

[b]

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period-end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes:

[1]	Cost for federal income tax purposes is $1,340,951,839 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$85,219,144
Gross unrealized depreciation	(6,905,836)

Net unrealized appreciation	$78,313,308

[2]	Floating rate security. The rate disclosed is that in effect at September 30, 2010.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at September 30, 2010, was $307,375,222 , representing 21.82% of total net assets.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[5]	Security is currently in default with regard to scheduled interest or principal payments.
[6]	Non-income producing security.
[7]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
08/28/08	Boston Generating LLC 1st Lien, 5.51%, 12/21/13	$5,096,821	$6,102,788	0.43%
06/08/10	Calpine New Development Holdings LLC, 7.00%, 07/01/17	5,433,513	5,586,544	0.40%
04/12/07	Carestream Health, Inc. Term Loan, 5.51%, 10/30/13	1,503,305	1,413,750	0.10%
01/05/09	Charter Communications, Inc. Term Loan 3rd Lien, 2.76%, 09/06/14	4,063,502	4,671,875	0.33%
09/13/10	CIT Group, Inc. 3-DD 1st Lien Term Loan, 6.25%, 08/11/15	4,886,334	4,897,743	0.35%
09/11/07	Delta Air Lines, Inc. Term Loan 1st Lien, 1.96%, 04/30/12	1,162,056	1,180,203	0.08%

See accompanying notes to Schedule of Portfolio Investments.

72 / Semi-Annual Report September 2010

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
09/29/09	Delta Air Lines, Inc. Term Loan 1st Lien, 8.75%, 09/16/13	$1,950,320	$2,009,288	0.14%
01/05/09	Dex Media West LLC Term Loan, 7.23%, 10/24/14	3,585,392	4,133,007	0.29%
01/28/09	First Data Corp. Term Loan B1, 3.01%, 09/24/14	4,185,947	4,607,941	0.33%
06/08/09	Ford Motor Co. Term Loan B 1st Lien, 3.03%, 12/15/13	5,506,976	5,893,453	0.42%
09/16/10	Graham Packaging Co. LP/GPC Capital Corp. I Term Loan D, 6.00%, 09/23/16	1,985,082	2,018,126	0.14%
10/09/09	Harrah’s Entertainment, Inc. Term Loan B2, 3.50%, 01/28/15	11,046,627	11,444,635	0.81%
06/22/09	HCA Term Loan A, 1.79%, 11/17/12	1,232,848	1,266,600	0.09%
02/09/09	Kelson 1st Lien, 3.54%, 03/08/13	4,917,696	5,333,772	0.38%
09/16/08	Kelson 2nd Lien (PIK), 6.79%, 03/08/14	9,675,034	10,227,385	0.72%
01/08/09	MACH Gen LLC Term Loan C (PIK), 7.81%, 02/15/15	18,822,945	18,158,464	1.29%
01/11/10	R.H. Donnelley, Inc., Term Loan, 9.00%, 10/24/14	493,843	434,780	0.03%
07/27/10	Rental Services Term Loan 2nd Lien, 3.79%, 11/30/13	1,895,000	1,945,000	0.14%
09/28/10	Reynolds Group Term Loan D, 0.00%, 03/16/16	5,940,000	6,036,078	0.43%
01/29/10	SuperMedia, Inc. Term Loan Exit 1st Lien, 11.00%, 12/31/15	2,096,591	1,927,048	0.14%
12/21/06	TPF Generation Holdings LLC 2nd Lien, 4.54%, 12/15/14	1,231,067	1,141,406	0.08%

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
05/17/07	Tribune 1st Lien Term Loan B, 3.25%, 06/04/14	$2,142,194	$1,949,748	0.14%
06/11/09	TXU Energy Term Loan B1, 3.76%, 10/10/14	4,236,861	4,237,360	0.30%
08/26/10	TXU Energy Term Loan B2, 6.19%, 10/10/14	6,551,864	6,598,238	0.47%
02/03/09	United Air Lines, Inc., 2.31%, 02/01/14	4,822,237	6,481,245	0.46%
11/30/07	Univision Communications, Inc. 1st Lien Strip, 2.51%, 09/29/14	7,787,386	7,851,793	0.56%
09/23/10	Visant Corp. Tranche B Term Loan, 7.00%, 12/22/16	4,477,331	4,530,600	0.32%

		$126,728,772	$132,078,870	9.37%

[8]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $288, which is 0.00% of total net assets.
[9]	Represents the current yield as of September 30, 2010.
[10]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $200,000.
[11]	Represents annualized yield at date of purchase.
[12]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $1,079,438.
*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

(IO): Interest only

(MTN): Medium-term note

(PIK): Payment in kind

(STEP): Step coupon bond

(WI): When issued

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2010 / 73

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 91.02%
ASSET-BACKED SECURITIES — 28.01%**
ABFS Mortgage Loan Trust 2002-2 A7
(STEP)
5.72%	07/15/33		$1,250	$1,249
Aerco Ltd. 2A A3 (United Kingdom)
0.72%	07/15/25	[2,3,4]	2,774,356	1,948,985
Aircastle Aircraft Lease Backed Trust 2007-1A
G1
0.52%	06/14/37	3,4,†	805,174	680,378
Asset Backed Funding Certificates
2007-WMC1 A2B
1.26%	06/25/37	[3]	5,000,000	2,241,807
Asset Backed Securities Corp. Home Equity
2007-HE1 A2
0.31%	12/25/36	[3]	28,362	27,929
Aviation Capital Group Trust 2003-2A B1
3.26%	09/20/33	3,4,†	2,212,927	1,637,581
Babcock & Brown Air Funding I Ltd. 2007-1A
G1 (Bermuda)
0.65%	11/14/33	2,3,4,†	1,065,374	882,936
Birch Real Estate CDO Ltd. 1A A1 (Cayman
Islands)
5.16%	02/10/38	2,4,†	367,305	349,611
Centex Home Equity 2006-A AV4
0.51%	06/25/36	[3]	4,300,000	2,711,225
Citicorp Residential Mortgage Securities, Inc.
2007-1 A5 (STEP)
6.05%	03/25/37		1,750,000	1,462,104
Citigroup Mortgage Loan Trust, Inc.
2007-WFH2 A3
0.44%	03/25/37	[3]	5,000,000	2,725,697
Citigroup Mortgage Loan Trust, Inc.
2007-WFH2 M1
0.66%	03/25/37	[3]	6,500,000	1,534,234
Conseco Finance 2002-C BF1
8.00%	06/15/32	[3]	3,763,000	3,396,291
Conseco Finance 2002-C BF2
8.00%	06/15/32	[3,4]	1,071,314	822,281
Conseco Finance Securitizations Corp.
2002-1 A
6.68%	12/01/33	[3]	108,450	114,792
Conseco Financial Corp. 1996-10 M1
7.24%	11/15/28	[3]	2,700,000	2,810,972
Conseco Financial Corp. 1996-7 M1
7.70%	10/15/27	[3]	1,162,000	1,234,027
Conseco Financial Corp. 1996-8 A6
7.60%	10/15/27	[3]	33,859	35,082
Conseco Financial Corp. 1998-4 A7
6.87%	04/01/30	[3]	686,664	720,614
Conseco Financial Corp. 1999-5 A5
7.86%	03/01/30	[3]	147,143	133,214

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Countrywide Asset-Backed Certificates
2007-4 A1A
0.38%	09/25/37	[3]	$678,971	$631,932
Countrywide Asset-Backed Certificates
2007-4 A2
5.53%	09/25/37		930,000	802,542
Credit-Based Asset Servicing and
Securitization LLC 2006-CB4 AV3
0.41%	05/25/36	[3]	6,900,000	4,259,104
Crystal River 2005-1A A (Cayman Islands)
0.66%	03/02/46	[2,3,4]	552,172	94,214
Deutsche Financial Capital Securitization LLC
1997-I A3
6.75%	09/15/27		58,228	59,790
First Franklin Mortgage Loan Asset Backed
Certificates 2007-FF1 A2D
0.48%	01/25/38	[3]	6,900,000	3,180,276
GE Corporate Aircraft Financing LLC 2005-1A
C
1.56%	08/26/19	3,4,†	953,000	812,439
GE SeaCo Finance SRL 2004-1A A
(Barbados)
0.56%	04/17/19	[2,3,4]	430,000	410,881
GE SeaCo Finance SRL 2005-1A A
(Barbados)
0.51%	11/17/20	[2,3,4]	658,750	606,930
Genesis Funding Ltd. 2006-1A G1 (Bermuda)
0.50%	12/19/32	2,3,4,†	897,332	756,016
Green Tree 2008-MH1 A3
8.97%	04/25/38	[3,4]	2,513,471	2,718,501
Green Tree Home Improvement Loan Trust
1995-C B2
7.60%	07/15/20		32,849	29,854
Green Tree Home Improvement Loan Trust
1995-D B2
7.45%	09/15/25		86,960	74,446
Green Tree Home Improvement Loan Trust
1995-F B2
7.10%	01/15/21		11,571	10,793
Green Tree Recreational Equipment &
Consumer Trust 1996-C Certificates
7.65%	10/15/17		6,264	5,461
HSBC Home Equity Loan Trust 2004-1 A
0.61%	09/20/33	[3]	892,010	827,484
HSBC Home Equity Loan Trust 2007-1 M1
0.64%	03/20/36	[3]	1,210,000	680,733
HSBC Home Equity Loan Trust 2007-2 M1
0.57%	07/20/36	[3]	1,950,000	1,194,954
HSBC Home Equity Loan Trust 2007-2 M2
0.63%	07/20/36	[3]	650,000	273,224
IndyMac Manufactured Housing Contract
1997-1 A3
6.61%	02/25/28		737,019	689,852

See accompanying notes to Schedule of Portfolio Investments.

74 / Semi-Annual Report September 2010

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
IndyMac Manufactured Housing Contract 1997-1 A4
6.75%	02/25/28		$363,920	$342,350
IndyMac Manufactured Housing Contract 1998-1 A4
6.49%	09/25/28		191,372	163,446
IndyMac Manufactured Housing Contract 1998-1 A5
6.96%	09/25/28	[3]	683,471	598,097
IndyMac Manufactured Housing Contract 1998-2 A2
6.17%	12/25/11		139,040	139,234
IndyMac Manufactured Housing Contract 1998-2 A4
6.64%	12/25/27	[3]	884,964	863,872
JPMorgan Mortgage Acquisition Corp. 2006-FRE1 A3
0.45%	05/25/35	[3]	854,039	759,740
JPMorgan Mortgage Acquisition Corp. 2007-CH5 A3
0.37%	05/25/37	[3]	1,575,000	1,152,959
Lehman ABS Mortgage Loan Trust 2007-1 2A1
0.35%	06/25/37	[3,4]	133,348	53,971
Merrill Lynch Mortgage Investors, Inc. 2004-HE2 A2C
0.84%	08/25/35	[3]	1,019,430	928,886
Mid-State Trust 11 B
8.22%	07/15/38		17,880	17,338
Mid-State Trust 2004-1 B
8.90%	08/15/37		1,354,875	1,343,172
Mid-State Trust 6 A4
7.79%	07/01/35		52,070	51,551
Nationstar Home Equity Loan Trust 2007-A AV4
0.49%	03/25/37	[3]	5,000,000	2,988,367
Oakwood Mortgage Investors, Inc. 1998-A A4
6.20%	05/15/28		2,319	2,350
Oakwood Mortgage Investors, Inc. 1998-B A4
6.35%	03/15/17		152,097	152,787
Oakwood Mortgage Investors, Inc. 1999-A A2
5.89%	04/15/29		185,798	186,950
Oakwood Mortgage Investors, Inc. 2002-A AIO (IO)
6.00%	02/15/10	[5]	176,245	35
Origen Manufactured Housing 2006-A A1
0.41%	11/15/18	[3]	2,322,764	2,232,003
PAMCO CLO 1998-1A B2 (Cayman Islands)
1.82%	10/31/102,3,4,5,† 440,086			52,823
Peach Finance Co. 2000 A
4.71%	04/15/48	4,†	916,714	938,629

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Residential Asset Mortgage Products, Inc. 2007-RZ1 A1
0.33%	02/25/37	[3]	$25,511	$25,090
Residential Asset Securities Corp. 2007-KS2 AI1
0.33%	02/25/37	[3]	40,411	39,494
SG Mortgage Securities Trust 2007-NC1 A2
0.50%	12/25/36	[4]	1,184,247	619,422
Specialty Underwriting & Residential Finance 2004-BC4 A2C
0.75%	10/25/35	[3]	1,913,717	1,665,258
Structured Asset Receivables Trust 2005-1A Certificates
1.02%	01/21/15	[3,4]	10,988,819	10,055,078
Structured Asset Securities Corp. 2007-BC3 2A2
0.40%	05/25/47	[3]	1,960,000	1,314,585
Terwin Mortgage Trust 2004-7HE A1
0.81%	07/25/34	[3,4]	122,539	106,824
Textainer Marine Containers Ltd. 2005-1A A (Bermuda)
0.51%	05/15/20	[2,3,4]	525,000	486,298
Triton Container Finance LLC 2006-1A
0.43%	11/26/21	[3,4]	786,250	708,120
Triton Container Finance LLC 2007-1A
0.40%	02/26/19	[3,4]	593,490	548,806
UCFC Home Equity Loan 1998-D BF1
8.97%	04/15/30	[3]	585	260
Wells Fargo Home Equity Trust 2007-2 M1
0.63%	04/25/37	[3]	5,000,000	70,460

Total Asset-Backed Securities
(Cost $92,486,915)				72,198,690

CORPORATES — 28.75%*
Banking — 8.14%
Ally Financial, Inc.
2.50%	12/01/14	[3]	1,538,000	1,376,666
7.25%	03/02/11		1,266,000	1,294,485
BAC Capital Trust XV
1.10%	06/01/56	[3]	2,000,000	1,269,934
Bank of America Corp. (MTN)
0.49%	06/22/12	[3]	1,420,000	1,425,685
1.02%	12/02/11	[3]	1,560,000	1,573,563
Chase Capital II B
0.97%	02/01/27	[3]	3,144,000	2,398,482
Chase Capital VI
1.09%	08/01/28	[3]	1,000,000	762,248
Credit Suisse/Guernsey 1 (Switzerland)
1.07%	05/29/49	[2,3]	4,900,000	3,460,625
Deutsche Bank Capital Funding Trust VII
5.63%	01/19/49	[3,4]	1,000,000	875,000

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2010 / 75

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Fleet Capital Trust V
1.29%	12/18/28	[3]	$950,000	$687,870
KeyCorp (MTN)
0.86%	12/19/11	[3]	2,410,000	2,427,354
Nationsbank Capital Trust III
1.08%	01/15/27	[3]	1,000,000	703,102
Nationsbank Capital Trust IV
8.25%	04/15/27		1,010,000	1,042,825
Wells Fargo & Co.
1.14%	12/09/11	[3]	1,675,000	1,693,235

				20,991,074

Communications — 0.35%
Qwest Corp.
7.88%	09/01/11		850,000	902,063

Electric — 0.81%
Dynegy Roseton/Danskammer Pass Through Trust B
7.67%	11/08/16		1,175,000	1,089,813
KCP&L Greater Missouri Operations Co.
11.88%	07/01/12		876,000	1,008,474

				2,098,287

Energy — 2.57%
Dynegy Roseton/Danskammer Pass-Through Trust A
7.27%	11/08/10		107,711	107,711
Sabine Pass LNG LP
7.25%	11/30/13		3,930,000	3,812,100
Southern Union Co.
7.20%	11/01/66	[3]	1,500,000	1,353,750
Valero Energy Corp.
10.50%	03/15/39		1,000,000	1,355,916

				6,629,477

Finance — 9.03%
Astoria Depositor Corp.
8.14%	05/01/21	[4]	1,200,000	1,191,000
Barnett Capital III
1.09%	02/01/27	[3]	1,000,000	698,535
Citigroup Funding, Inc. (MTN)
0.59%	03/30/12	[3]	2,190,000	2,203,188
Citigroup, Inc.
0.87%	08/25/36	[3]	3,350,000	2,136,295
General Electric Capital Corp. (MTN)
0.81%	05/05/26	[3]	2,319,000	1,816,183
General Electric Capital Corp. G (MTN)
0.59%	06/08/12	[3]	2,310,000	2,323,896

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Goldman Sachs Group, Inc. (The)
0.60%	02/06/12	[3]	$750,000	$745,489
1.03%	01/12/15	[3]	750,000	718,218
1.06%	12/05/11	[3]	1,775,000	1,792,164
JPMorgan Chase Capital XXIII
1.38%	05/15/47	[3]	200,000	145,170
Morgan Stanley
0.49%	03/13/12	[3]	1,215,000	1,219,033
0.69%	02/10/12	[3]	2,420,000	2,431,459
Morgan Stanley (MTN)
0.97%	10/18/16	[3]	4,050,000	3,559,059
Prudential Holdings LLC
8.70%	12/18/23	[4]	1,000,000	1,264,730
Raymond James Financial, Inc.
8.60%	08/15/19		860,000	1,032,061

				23,276,480

Health Care — 0.41%
CHS/Community Health Systems, Inc.
8.88%	07/15/15		985,000	1,045,331

Insurance — 0.38%
Farmers Exchange Capital
7.05%	07/15/28	[4]	1,000,000	990,694

Real Estate Investment Trust (REIT) — 0.91%
HCP, Inc.
7.07%	06/08/15		500,000	564,593
HRPT Properties Trust
0.89%	03/16/11	[3]	750,000	748,552
Shurgard Storage Centers LLC
7.75%	02/22/11		1,000,000	1,029,413

				2,342,558

Transportation — 6.15%
American Airlines Pass-Through Trust 2001-02
6.98%	04/01/11		20,599	21,011
American Airlines Pass-Through Trust 2009-1A
10.38%	07/02/19		591,750	704,922
Continental Airlines Pass-Through Trust 1997-1 A
7.46%	04/01/15		2,251,363	2,330,161
Continental Airlines Pass-Through Trust 2007-1 A
5.98%	04/19/22		2,897,757	3,010,045
Continental Airlines Pass-Through Trust 2007-1 B
6.90%	04/19/22		2,626,948	2,521,870
Delta Air Lines, Inc. 2001 A2
7.11%	09/18/11		3,070,000	3,238,850

See accompanying notes to Schedule of Portfolio Investments.

76 / Semi-Annual Report September 2010

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
Delta Air Lines, Inc. 2002 G1
6.72%	01/02/23		$847,630	$851,868
JetBlue Airways Pass-Through Trust 2004-2 G1
0.75%	08/15/16	[3]	1,046,333	945,623
Northwest Airlines, Inc. 2001 1A-2
6.84%	04/01/11		1,200,000	1,230,000
UAL Pass-Through Trust 2009-1
10.40%	11/01/16		877,072	984,513

				15,838,863

Total Corporates
(Cost $66,774,551)				74,114,827

BANK LOANS — 7.05%*
Consumer Discretionary — 1.01%
Tribune 1st Lien Term Loan B
3.25%	06/04/14	[6,7,8]	3,969,987	2,597,507

Electric — 2.14%
Boston Generating LLC 1st Lien
5.51%	12/21/13	[6]	2,674,034	2,571,370
Calpine New Development Holdings LLC
7.00%	07/01/17	[6]	1,995,000	2,031,471
TPF Generation Holdings LLC 2nd Lien
4.54%	12/15/14	[6]	1,000,000	913,125

				5,515,966

Finance — 1.36%
Kelson 1st Lien
3.54%	03/08/13	[6]	3,539,368	3,509,875

Gaming — 0.92%
Harrah’s Entertainment, Inc. Term Loan B2
3.50%	01/28/15	[6]	2,750,000	2,375,301

Health Care — 0.82%
Carestream Health, Inc. Term Loan
5.51%	10/30/13	[6]	2,250,000	2,120,625

Insurance — 0.37%
Asurion Corp. Term Loan
3.29%	07/07/14	[6]	990,000	947,925

Transportation — 0.43%
United Air Lines, Inc.
2.31%	02/01/14	[6]	1,176,156	1,110,488

Total Bank Loans
(Cost $18,595,987)				18,177,687

MORTGAGE-BACKED — 20.14%**
Commercial Mortgage-Backed — 5.10%
Bayview Commercial Asset Trust 2007-1 A1
0.48%	03/25/37	[3,4]	4,209,135	3,064,489

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Bear Stearns Commercial Mortgage
Securities, Inc. 2005-T20 A4A
5.30%	10/12/42	[3]	$1,108,000	$1,223,851
Commercial Mortgage Asset Trust 1999-C1
A4
6.98%	01/17/32	[3]	1,103,000	1,204,941
Credit Suisse First Boston Mortgage
Securities, Corp. 2002-CP3 A3
5.60%	07/15/35		675,000	716,936
First Union National Bank Commercial
Mortgage 2002-C1 A2
6.14%	02/12/34		272,790	285,692
GE Capital Commercial Mortgage Corp. 2001-1 A2
6.53%	05/15/33		489,639	496,336
Greenwich Capital Commercial Funding Corp.
2002-C1 A4
4.95%	01/11/35		1,170,000	1,237,265
Greenwich Capital Commercial Funding Corp.
2004-GG1 A7
5.32%	06/10/36	[3]	1,200,000	1,316,302
JPMorgan Chase Commercial Mortgage
Securities Corp. 2001-C1 A3
5.86%	10/12/35		955,114	987,804
JPMorgan Chase Commercial Mortgage
Securities Corp. 2001-CIB3 A3
6.47%	11/15/35		1,130,000	1,175,597
Wachovia Bank Commercial Mortgage Trust
2002-C1 A4
6.29%	04/15/34		1,345,000	1,422,998

				13,132,211

Non-Agency Mortgage-Backed — 2.88%
Banco de Credito Y Securitizacion SA 2001-1
AF (Argentina)
8.00%	05/31/10	[2,4,5]	338,855	27,108
BHN I Mortgage Fund 2000-1 AF (Argentina)
8.00%	03/31/11	[2,4,5]	110	11
Lehman XS Trust 2007-12N 1A3A
0.46%	07/25/47	3,†	14,120,000	4,518,499
Morgan Stanley Mortgage Loan Trust 2006-7 5A2
5.96%	06/25/36	[3]	3,500,000	2,025,294
Opteum Mortgage Acceptance Corp. 2005-5 2A1B 5.64% 12/25/35[3]			853,891	812,804
Washington Mutual MSC Mortgage
Pass-Through Certificates 2003-MS9 1A
7.00%	04/25/33		36,653	37,404

				7,421,120

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2010 / 77

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed — 12.16%
Fannie Mae (TBA)
3.50%	10/25/25		$8,160,000	$8,420,100
Fannie Mae 1993-80 S
10.53%	05/25/23	[3]	14,870	18,264
Fannie Mae 2000-45 SA (IO)
7.69%	12/18/30	[3]	2,405,058	410,133
Fannie Mae 2001-42 SB
8.50%	09/25/31	[3]	1,994	2,254
Fannie Mae 2003-107 SQ (IO)
7.39%	05/25/33	[3]	94,097	2,712
Fannie Mae 2003-124 IO (IO)
5.25%	03/25/31		124,209	5,254
Fannie Mae 2003-124 TS
9.80%	01/25/34	[3]	34,810	40,365
Fannie Mae 2003-37 IG (IO)
5.50%	05/25/32		852,663	71,584
Fannie Mae 2005-47 SL
7.50%	06/25/35	[3]	58,959	59,216
Fannie Mae 2005-92 US (IO)
5.84%	10/25/25	[3]	10,050,112	1,262,587
Fannie Mae 2006-125 SM
6.94%	01/25/37	[3]	11,304,690	1,843,697
Fannie Mae 2006-8 HL
6.44%	03/25/36	[3]	9,815,962	1,971,347
Fannie Mae 2008-50 SA (IO)
5.79%	11/25/36	[3]	9,516,762	1,345,617
Fannie Mae 2010-43 KS
6.16%	05/25/40	[3]	7,714,244	1,051,061
Freddie Mac 1602 SN
10.09%	10/15/23	[3]	14,590	18,960
Freddie Mac 2527 TI (IO)
6.00%	02/15/32		244,504	9,967
Freddie Mac 2561 BX (IO)
5.00%	05/15/17		599,554	17,225
Freddie Mac 2596 IJ (IO)
5.00%	01/15/17		77,421	785
Freddie Mac 2642 BW (IO)
5.00%	06/15/23		107,513	13,627
Freddie Mac 2657 LX (IO)
6.00%	05/15/18		530,311	47,567
Freddie Mac 2764 CT
7.50%	03/15/34	[3]	49,134	49,239
Freddie Mac 2764 SH
7.50%	03/15/34	[3]	143,529	145,319
Freddie Mac 2827 JT
8.50%	12/15/32	[3]	33,650	33,992
Freddie Mac 3242 SA (IO)
6.09%	11/15/36	[3]	35,085,611	4,334,389

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac 3247 SI (IO)
0.15%	08/15/36	[3]	$89,132,017	$351,697
Freddie Mac 3260 AS (IO)
6.12%	01/15/37	[3]	38,466,922	4,514,713
Freddie Mac 3280 SI (IO)
6.18%	02/15/37	[3]	24,764,842	3,409,035
Freddie Mac 3289 SD (IO)
5.86%	03/15/37	[3]	13,086,002	1,351,589
Ginnie Mae 2001-31 SJ
27.10%	02/20/31	[3]	74,641	125,337
Ginnie Mae 2003-28 LI (IO)
5.50%	02/20/32		67,349	3,775
Ginnie Mae 2004-8 SE
13.79%	11/26/23	[3]	338,263	421,955

				31,353,362

Total Mortgage-Backed
(Cost $41,234,917)				51,906,693

MUNICIPAL BONDS — 0.30%*
Illinois — 0.30%
State of Illinois, Pension Funding G.O.,
Taxable
3.55%	06/01/11		500,000	506,130
4.07%	01/01/14		250,000	259,215

Total Municipal Bonds
(Cost $755,870)				765,345

U.S. AGENCY SECURITIES — 4.49%
U.S. Agency Securities — 4.49%
Fannie Mae
0.28%	08/23/12	[3]	2,630,000	2,630,635
0.75%	12/30/11		2,310,000	2,313,293
Federal Home Loan Bank (STEP)
0.75%	03/28/13		900,000	901,656
Freddie Mac
0.24%	05/11/12	[3]	2,340,000	2,339,670
0.33%	11/07/11	[3]	1,170,000	1,170,886
0.58%	02/03/12	[3]	2,215,000	2,217,051

Total U.S. Agency Securities
(Cost $11,562,545)				11,573,191

Issues	Maturity Date		Principal Amount	Value
U.S. TREASURY SECURITIES — 2.28%
U.S. Treasury Notes — 2.28%
U.S. Treasury Notes
0.88%	04/30/11		$2,920,000	2,931,235
1.00%	08/31/11		2,920,000	2,939,847

See accompanying notes to Schedule of Portfolio Investments.

78 / Semi-Annual Report September 2010

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
U.S. TREASURY SECURITIES (continued)
U.S. Treasury Notes (continued)
Total U.S. Treasury Securities
(Cost $5,870,600)			$5,871,082

Total Bonds – 91.02%
(Cost $237,281,385)			234,607,515

Issues	Maturity Date	Shares	Value
PREFERRED STOCK — 1.49%
Automotive — 0.08%
Preferred Plus Trust Ford Motor Co.
8.25%	07/16/31	8,100	205,011

Communications — 0.53%
Corts Trust for US West Communications
7.50%	11/15/43	7,118	178,377
Preferred Plus Trust Citizens Communications Co.
8.38%	10/01/46	12,100	303,347
Preferred Plus Trust Qwest Capital Funding
7.75%	02/15/31	9,650	238,355
8.00%	02/15/31	19,500	484,770
Preferred Plus Trust Verizon Global Funding
Corp.
7.63%	12/01/30	6,100	159,027

			1,363,876

Electric — 0.50%
PPL Corp.
0.24%	07/01/13	22,500	1,283,850

Finance — 0.38%
Citigroup Capital XIII
0.20%	10/30/40	40,000	1,000,000
Terwin Mortgage Trust 2005-P1 A
0.00%[5,6]		570	1

			1,000,001

Total Preferred Stock
(Cost $3,634,917)			3,852,738

Issues	Maturity Date	Shares/ Principal Amount	Value
SHORT-TERM INVESTMENTS — 15.12%
Money Market Fund — 9.77%
BlackRock Liquidity Funds TempFund
Portfolio
0.23%[9]		749,000	$ 749,000
Dreyfus Cash Advantage Fund
0.25%[9]		11,369,000	11,369,000

Issues	Maturity Date		Shares/ Principal Amount	Value
SHORT-TERM INVESTMENTS (continued)
Money Market Fund (continued)
DWS Money Market Series-Institutional
0.21%[9]			925,000	$925,000
Goldman Sachs Financial Square Funds -
Prime Obligations Fund
0.16%[9,10]			12,133,000	12,133,000

				25,176,000

U.S. Agency Discount Notes — 5.27%
Fannie Mae
0.20%[11]	10/20/10		$6,855,000	6,854,472
Freddie Mac
0.17%[11]	10/19/10		2,355,000	2,354,837
0.18%[11]	10/20/10		4,385,000	4,384,662

				13,593,971

U.S. Treasury Bills — 0.08%
U.S. Treasury Bills
0.17%[11]	02/10/11	[12]	30,000	29,986
0.17%[11]	02/10/11	[12]	90,000	89,957
0.17%[11]	02/10/11	[12]	25,000	24,988
0.17%[11]	02/10/11	[12]	55,000	54,973

				199,904

Total Short-Term Investments
(Cost $38,969,538)				38,969,875

Total Investments – 107.63%
(Cost $279,885,840)[1]				277,430,128

Liabilities in Excess of Other
Assets – (7.63)%				(19,661,520)

NET ASSETS – 100.00%				$257,768,608

Issues	Contracts		Premiums (Received)	Value
CALL OPTIONS WRITTEN
U.S. Long Bond (CBT), Call Strike $127, expires 11/26/10	(60)		$(37,995)	(57,187)

Total Call Options Written			$(37,995)	$(57,187)

WRITTEN PUT OPTIONS
U.S. Long Bond (CBT), Call
Strike $121, expires 11/26/10	(15)		$(11,686)	$(1,875)

Total Written Put Options			$(11,686)	$(1,875)

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2010 / 79

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Contracts		Unrealized (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS
12	Euro Dollar Ninety Day,
	Expiration December 2010	$ (48,555)

12	Euro Dollar Ninety Day,
	Expiration March 2011	(58,255)

12	Euro Dollar Ninety Day,
	Expiration June 2011	(66,955)

12	Euro Dollar Ninety Day,
	Expiration September 2011	(73,967)

7	Euro Dollar Ninety Day,
	Expiration December 2011	(48,193)

7	Euro Dollar Ninety Day,
	Expiration March 2012	(49,693)

7	Euro Dollar Ninety Day,
	Expiration June 2012	(50,655)

	Net unrealized depreciation	$(396,273)

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)[b]	Appreciation/ (Depreciation)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES

The Fund pays a fixed rate equal to 0.53% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Home Depot, Inc., 3.75%, due 09/15/09. Counterparty: Morgan Stanley

09/20/12	$—	$2,500	$(9,418)	$(9,418)

The Fund pays a fixed rate equal to 0.41% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Lowe’s Cos., Inc., 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

12/20/12	—	300	(427)	(427)

The Fund pays a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Lowe’s Cos., Inc., 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

12/20/12	—	750	(1,745)	(1,745)

The Fund pays a fixed rate equal to 3.56% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Centex Corp., 5.25%, due 06/15/15. Counterparty: Merrill Lynch & Co., Inc.

12/20/12	—	700	(36,306)	(36,306)

The Fund pays a fixed rate equal to 3.65% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Centex Corp., 5.25%, due 06/15/15. Counterparty: Merrill Lynch & Co., Inc.

12/20/12	—	475	(25,588)	(25,588)

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Deutsche Bank AG

03/20/13	—	300	(12,124)	(12,124)

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Morgan Stanley

03/20/13	—	300	(12,124)	(12,124)

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Target Corp., 4.00%, due 06/15/13. Counterparty: CS First Boston

12/20/14	(8,719)	640	(4,074)	(12,793)

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Target Corp., 4.00%, due 06/15/13. Counterparty: Deutsche Bank AG

12/20/14	(8,651)	635	(4,042)	(12,693)

	Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)[b]	Appreciation/ (Depreciation)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)

The Fund pays a fixed rate equal to 2.40% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Citigroup, Inc.

	03/20/15	$—	$600	$(36,084)	$(36,084)

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Toll Brothers, Inc., 5.15%, due 05/15/15. Counterparty: CS First Boston

	09/20/16	12,918	2,500	158,617	171,535

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Citigroup, Inc.

	09/20/16	6,316	170	9,974	16,290

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Deutsche Bank AG

	09/20/16	6,692	130	5,765	12,457

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Goldman Sachs Group, Inc. (The)

	09/20/16	6,692	130	5,765	12,457

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

	09/20/16	1,469	45	3,357	4,826

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

	09/20/16	14,275	800	71,522	85,797

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Goldman Sachs Group, Inc. (The)

	09/20/16	63,274	2,100	161,944	225,218

		$94,266	$13,075	$275,012	$369,278

Expiration Date	Credit Rating[a]	Premiums Paid/ (Received)	Notional Amount (000’s)[b]	Appreciation	Value[c]
SWAPS: CREDIT DEFAULT (WRITTEN) - SINGLE ISSUES

The Fund receives a fixed rate equal to 6.55% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the General Electric Capital Corp., 5.63%, due 09/15/17. Counterparty: CS First Boston

12/20/10	AAA	$—	$460	$6,668	$6,668

[a]	Using Standard & Poor’s rating of the issuer.
[b]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

[c]

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period-end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying notes to Schedule of Portfolio Investments.

80 / Semi-Annual Report September 2010

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Notes:

[1]	Cost for federal income tax purposes is $280,270,405 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$27,510,737
Gross unrealized depreciation	(30,351,014)

Net unrealized depreciation	$(2,840,277)

[2]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[3]	Floating rate security. The rate disclosed is that in effect at September 30, 2010.
[4]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at September 30, 2010, was $32,703,755 , representing 12.69% of total net assets.

[5]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $79,978, which is 0.03% of total net assets.
[6]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
07/03/07	Asurion Corp. Term Loan, 3.29%, 07/07/14	$984,671	$947,925	0.37%
12/19/06	Boston Generating LLC 1st Lien, 5.51%, 12/21/13	2,674,034	2,571,370	1.00%
06/08/10	Calpine New Development Holdings LLC, 7.00%, 07/01/17	1,977,007	2,031,471	0.79%
04/12/07	Carestream Health, Inc. Term Loan, 5.51%, 10/30/13	2,259,916	2,120,625	0.82%
06/24/10	Harrah’s Entertainment,
	Inc. Term Loan B2, 3.50%, 01/28/15	2,325,321	2,375,301	0.92%
04/16/08	Kelson 1st Lien, 3.54%,
	03/08/13	3,353,701	3,509,875	1.36%
04/19/05	Terwin Mortgage Trust
	2005-P1A, 0.00%	2,893	1	0.00%
12/21/06	TPF Generation Holdings LLC 2nd Lien, 4.54%, 12/15/14	1,000,000	913,125	0.35%
05/17/07	Tribune 1st Lien Term Loan B, 3.25%, 06/04/14	2,845,181	2,597,507	1.01%
02/01/07	United Air Lines, Inc., 2.31%, 02/01/14	1,176,156	1,110,488	0.43%

		$18,598,880	$18,177,688	7.05%

[7]	Security is currently in default with regard to scheduled interest or principal payments.

[8]	Non-income producing security.
[9]	Represents the current yield as of September 30, 2010.
[10]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $12,723,000.
[11]	Represents annualized yield at date of purchase.
[12]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $199,904.
†

Fair valued security. The aggregate value of fair valued securities is $20,683,990, which is 8.02% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure does not necessarily indicate the treatment of those securities under ASC 820, as discussed in the Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

(G.O.): General Obligation

(IO): Interest only

(MTN): Medium-term note

(STEP): Step coupon bond

(TBA): To be announced

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2010 / 81

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 80.46%
ASSET-BACKED SECURITIES — 26.30%**
Accredited Mortgage Loan Trust 2005-4 A2C
0.47%	12/25/35	[2]	$23,592	$22,824
ACE Securities Corp. 2004-FM1 B1A
5.51%	09/25/33	[2]	17,188	3,437
ACE Securities Corp. 2006-SL1 A
0.42%	09/25/35	[2]	346,331	72,489
Aerco Ltd. 2A A4 (United Kingdom)
0.78%	07/15/25	[2,3,4]	8,982	8,321
Aviation Capital Group Trust 2003-2A B1
3.26%	09/20/33	2,4,†	67,777	50,156
Aviation Capital Group Trust 2003-2A G2
1.06%	09/20/33	2,4,†	58,259	45,151
BMW Vehicle Lease Trust 2009-1 A3
2.91%	03/15/12		76,637	77,342
Capital Auto Receivables Asset Trust 2008-CPA A1
1.11%	01/15/13	[2,4]	68,058	68,325
Castle Trust 2003-1AW A1
1.01%	05/15/27	2,4,†	92,606	72,233
Citigroup Mortgage Loan Trust, Inc. 2007-WFH4 M2
2.41%	07/25/37	[2]	114,000	6,087
Conseco Finance Home Loan Trust 2000-E M1
8.13%	08/15/31	[2]	29,780	29,447
Conseco Financial Corp. 1997-4 A5
6.88%	02/15/29		69,069	72,917
Countrywide Asset-Backed Certificates 2004-1 2A
0.50%	04/25/34	[2]	5,852	4,634
Credit-Based Asset Servicing and Securitization LLC 2003-CB1 AF (STEP)
3.95%	01/25/33		88,085	78,845
GE Mortgage Services LLC 1998-HE1 A7
6.47%	06/25/28		1,794	1,777
Green Tree Home Improvement Loan Trust 1995-C B2
7.60%	07/15/20		21,861	19,868
Green Tree Home Improvement Loan Trust 1995-F B2
7.10%	01/15/21		50,701	47,291
Green Tree Home Improvement Loan Trust 1996-B A
6.45%	10/15/15		3,671	3,670
Green Tree Recreational Equipment & Consumer Trust 1996-D Certificates
7.24%	12/15/22		23,014	16,568
HSBC Home Equity Loan Trust 2007-1 M1
0.64%	03/20/36	[2]	550,000	309,424

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
IndyMac Home Equity Loan Asset Backed Trust 2002-A M1
1.38%	05/25/33	[2]	$470,335	$272,001
IndyMac Manufactured Housing Contract 1997-1 A4
6.75%	02/25/28		191,202	179,869
Lehman XS Trust 2006-2N 1A1
0.52%	02/25/46	[2]	76,162	45,360
Merrill Lynch First Franklin Mortgage Loan Trust 2007-3 A2D
0.51%	06/25/37	[2]	100,000	47,636
Merrill Lynch First Franklin Mortgage Loan Trust 2007-4 2A4
0.51%	07/25/37	[2]	30,000	13,854
Nationstar Home Equity Loan Trust 2007-B 2AV4
0.58%	04/25/37	[2]	205,000	92,597
Option One Mortgage Loan Trust 2002-1 A
0.84%	02/25/32	[2]	140,052	113,688
Option One Mortgage Loan Trust 2003-2 A2
0.86%	04/25/33	[2]	100,200	81,937
Option One Mortgage Loan Trust 2003-5 A2
0.90%	08/25/33	[2]	69,412	56,841
Origen Manufactured Housing 2006-A A1
0.41%	11/15/18	[2]	47,266	45,419
Park Place Securities, Inc. 2004-MHQ1 M1
0.96%	12/25/34	[2]	57,922	57,101
Residential Asset Mortgage Products, Inc. 2003-RS1 AII
1.04%	02/25/33	[2]	47,578	25,913
Residential Asset Securities Corp. 2003-KS3 A2
0.86%	05/25/33	[2]	32,332	25,797
Residential Asset Securities Corp. 2005-KS12 A2
0.51%	01/25/36	[2]	45,690	43,629
Residential Asset Securities Corp. 2007-KS4 A2
0.44%	05/25/37	[2]	100,000	69,556
Resmae Mortgage Loan Trust 2006-1 A1B
0.53%	02/25/36	[2,4]	250,628	36,378
SACO I, Inc. 2005-2 A
0.46%	04/25/35	[2,4]	3,541	1,397
Saxon Asset Securities Trust 2004-1 M1
1.05%	03/25/35	[2]	237,468	195,167
Structured Asset Receivables Trust 2005-1A Certificates
1.02%	01/21/15	[2,4]	251,435	230,070
Terwin Mortgage Trust 2004-13AL 2PX (IO)
0.34%	08/25/34	[4,5]	11,600,335	77,345
UCFC Home Equity Loan 1998-D MF1
6.91%	04/15/30		260,545	248,225

See accompanying notes to Schedule of Portfolio Investments.

82 / Semi-Annual Report September 2010

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Wells Fargo Home Equity Trust 2005-3 AII3
0.60%	11/25/35	[2]	$62,492	$61,139

Total Asset-Backed Securities
(Cost $3,727,197)				3,031,725

CORPORATES — 19.20%*
Banking — 3.87%
Chase Capital II B
0.97%	02/01/27	[2]	325,000	247,935
Credit Suisse/Guernsey 1 (Switzerland)
1.07%	05/29/49	[2,3]	280,000	197,750

				445,685

Electric — 1.18%
KCP&L Greater Missouri Operations Co.
11.88%	07/01/12		80,000	92,098
W3A Funding Corp.
8.09%	01/02/17		43,321	44,091

				136,189

Finance — 9.53%
Citigroup, Inc.
2.08%	05/15/18	[2]	305,000	293,061
General Electric Capital Corp. (MTN)
0.81%	05/05/26	[2]	325,000	254,532
MBNA Capital A
8.28%	12/01/26		100,000	103,250
MBNA Capital B
1.27%	02/01/27	[2]	175,000	121,223
Morgan Stanley
0.69%	02/10/12	[2]	110,000	110,521
Prudential Holdings LLC (AGM)
1.17%	12/18/17	[2,4]	100,000	86,599
Woodbourne Capital Trust I
2.73%	04/08/49	[4,5]	150,000	64,500
Woodbourne Capital Trust II
2.73%	04/08/49	[4,5]	150,000	64,500

				1,098,186

Health Care — 0.66%
Boston Scientific Corp.
4.25%	01/12/11		75,000	75,533

Insurance — 0.44%
MetLife, Inc.
2.38%	02/06/14		50,000	50,570

Real Estate Investment Trust (REIT) — 2.14%
Duke Realty LP
5.40%	08/15/14		50,000	53,147
HCP, Inc.
6.45%	06/25/12		85,000	90,441

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Healthcare Realty Trust, Inc.
8.13%	05/01/11		$50,000	$51,922
Nationwide Health Properties, Inc.
6.50%	07/15/11		50,000	51,596

				247,106

Transportation — 1.38%
Continental Airlines Pass-Through Trust 1997-4 A
6.90%	01/02/18		141,649	147,315
Continental Airlines Pass-Through Trust 2002-1 G1
0.83%	08/15/11	[2]	12,122	11,879

				159,194

Total Corporates
(Cost $2,267,229)				2,212,463

BANK LOANS — 1.56%*
Transportation — 1.56%
United Air Lines, Inc. 2.31%	02/01/14	[6]	190,834	180,179

Total Bank Loans
(Cost $190,834)
MORTGAGE-BACKED — 23.79%**
Commercial Mortgage-Backed — 3.42%
Bayview Commercial Asset Trust 2004-3 A1
0.63%	01/25/35	[2,4]	63,690	52,709
Commercial Mortgage Asset Trust 1999-C1 A4
6.98%	01/17/32	[2]	55,000	60,083
Credit Suisse First Boston Mortgage Securities, Corp. 2002-CP3 A3
5.60%	07/15/35		30,000	31,864
First Union National Bank Commercial Mortgage 2002-C1 A2
6.14%	02/12/34		13,871	14,527
GE Capital Commercial Mortgage Corp. 2001-1 A2
6.53%	05/15/33		20,747	21,031
Greenwich Capital Commercial Funding Corp. 2002-C1 A4
4.95%	01/11/35		55,000	58,162
JPMorgan Chase Commercial Mortgage Securities Corp. 2001-C1 A3
5.86%	10/12/35		39,305	40,650
JPMorgan Chase Commercial Mortgage Securities Corp. 2001-CIB3 A3
6.47%	11/15/35		50,000	52,018

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2010 / 83

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Wachovia Bank Commercial Mortgage Trust 2002-C1 A4
6.29%	04/15/34		$60,000	$63,479

				394,523

Non-Agency Mortgage-Backed — 13.68%
American Home Mortgage Investment Trust 2007-2 11A1
0.49%	03/25/47	[2]	104,437	54,436
Banc of America Mortgage Securities, Inc. 2003-A 2A2
3.61%	02/25/33	[2]	9,414	8,443
Countrywide Alternative Loan Trust 2005-16 A5
0.54%	06/25/35	[2]	163,094	57,667
Countrywide Alternative Loan Trust 2005-27 3A2
1.49%	08/25/35	[2]	94,522	50,056
Countrywide Alternative Loan Trust 2005-61 2A1
0.54%	12/25/35	[2]	557,802	390,696
Credit Suisse First Boston Mortgage Securities Corp. 1997-2 A
7.50%	06/25/20	[4]	10,198	10,564
Downey Savings & Loan Association Mortgage Loan Trust 2004-AR1 A2A
0.67%	09/19/44	[2]	60,382	39,768
Downey Savings & Loan Association Mortgage Loan Trust 2004-AR3 2A2A
0.63%	07/19/44	[2]	16,940	12,962
First Horizon Asset Securities, Inc. 2003-AR1 2A1
2.79%	03/25/33	[2]	16,356	16,055
Harborview Mortgage Loan Trust 2004-8 2A4A
0.66%	11/19/34	[2]	84,561	60,327
Harborview Mortgage Loan Trust 2005-11 2A1A
0.57%	08/19/45	[2]	163,578	112,956
IndyMac Index Mortgage Loan Trust 2004-AR12 A1
0.65%	12/25/34	[2]	214,256	130,828
Indymac Index Mortgage Loan Trust 2004-AR5 2A1A
1.12%	08/25/34	[2]	28,406	18,237
IndyMac Index Mortgage Loan Trust 2005-AR18 2A1B
1.04%	10/25/36	[2]	113,149	74,643
IndyMac Index Mortgage Loan Trust 2005-AR2 2A2A
0.60%	02/25/35	[2]	93,626	56,557

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust 2006-AR2 1A1A
0.48%	04/25/46	[2]	$120,335	$63,477
Residential Asset Mortgage Products, Inc. 2003-SL1 A11
7.13%	03/25/16		96,855	97,734
Residential Asset Mortgage Products, Inc. 2003-SL1 A41
8.00%	04/25/31		38,210	39,135
Residential Asset Mortgage Products, Inc. 2004-SL1 A2
8.50%	11/25/31		15,821	16,142
Structured Asset Mortgage Investments, Inc. 2006-AR5 1A1
0.47%	05/25/46	[2]	132,733	72,058
Structured Asset Securities Corp. 2003-15A 2A1
2.51%	04/25/33	[2]	71,027	64,168
Washington Mutual Mortgage Pass-Through Certificates 2002-AR6 A
1.77%	06/25/42	[2]	14,474	11,840
Washington Mutual MSC Mortgage Pass-Through Certificates 2003-MS9 1A
7.00%	04/25/33		114,860	117,214

				1,575,963

U.S. Agency Mortgage-Backed — 6.69%
Fannie Mae 1997-91 SL (IO)
7.50%	11/25/23	[2]	265,869	56,115
Fannie Mae 2003-37 IG (IO)
5.50%	05/25/32		207,967	17,459
Fannie Mae 2003-62 IG (IO)
5.00%	10/25/31		1,000,000	114,613
Fannie Mae 2004-33 MW
4.50%	01/25/30		100,000	106,576
Fannie Mae 2008-47 PF
0.76%	06/25/38	[2]	117,042	117,967
Fannie Mae G-36 ZB
7.00%	11/25/21		2,966	3,449
Fannie Mae Pool 646884
1.92%	05/01/32	[2]	79,948	81,711
Fannie Mae Pool 802665
2.74%	12/01/34	[2]	18,812	19,563
Fannie Mae Whole Loan 2003-W6 F
0.61%	09/25/42	[2]	161,296	161,330
Freddie Mac 2 L
8.00%	11/25/22		21,573	25,625

See accompanying notes to Schedule of Portfolio Investments.

84 / Semi-Annual Report September 2010

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Non Gold Pool 781908
2.69%	09/01/34	[2]	$63,930	$66,678

				771,086

Total Mortgage-Backed
(Cost $3,058,280)				2,741,572

MUNICIPAL BONDS — 0.22%*
Illinois — 0.22%
State of Illinois, Pension Funding G.O.,
Taxable
4.07%	01/01/14		25,000	25,921

Total Municipal Bonds
(Cost $24,843)				25,921

U.S. AGENCY SECURITIES — 6.95%
Fannie Mae
0.28%	08/23/12	[2]	220,000	220,053
Federal Home Loan Bank
0.37%	06/15/11	[2]	210,000	210,183
0.41%	11/28/11	[2]	105,000	105,167
Federal Home Loan Bank (STEP)
0.75%	03/28/13		100,000	100,184
Freddie Mac
0.24%	05/11/12	[2]	110,000	109,985
0.33%	11/07/11	[2]	55,000	55,042
Total U.S. Agency Securities

(Cost $799,923)				800,614

U.S. TREASURY SECURITIES — 2.44%
U.S. Treasury Notes
0.88%	04/30/11		140,000	140,539
1.00%	08/31/11		140,000	140,951
Total U.S. Treasury Securities

(Cost $281,452)				281,490

Total Bonds – 80.46%
(Cost $10,349,758)				9,273,964

Issues	Maturity Date		Shares/ Principal Amount	Value
SHORT-TERM INVESTMENTS — 18.22%
Money Market Fund — 5.77%
BlackRock Liquidity Funds TempFund Portfolio
0.23%[7]			107,000	107,000
Dreyfus Cash Advantage Fund
0.25%[7]			521,000	521,000
DWS Money Market Series-Institutional

Issues	Maturity Date		Shares/ Principal Amount	Value
SHORT-TERM INVESTMENTS (continued)
Money Market Fund (continued)
0.21%[7]			37,000	$37,000

				665,000

U.S. Agency Discount Notes — 5.99%
Fannie Mae
0.17%[8]	10/18/10		$240,000	239,985
0.25%[8]	01/12/11		110,000	109,956
0.29%[8]	07/01/11		55,000	54,912
Freddie Mac
0.24%[8]	01/18/11		285,000	284,837

				689,690

U.S. Treasury Bills — 6.46%
U.S. Treasury Bills
0.18%[8]	02/10/11		30,000	29,985
0.18%[8]	02/10/11	[9]	715,000	714,654

				744,639

Total Short-Term Investments
(Cost $2,099,082)				2,099,329

Total Investments – 98.68%
(Cost $12,448,840)[1]				11,373,293

Cash and Other Assets, Less
Liabilities – 1.32%				152,523

Net Assets – 100.00%				$11,525,816

Contracts				Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
4	S&P 500 E Mini Index Expiration December 2010			$3,977
29	S&P 500 Index,
	Expiration December 2010			536,177

	Net unrealized appreciation			$540,154

Issues	Expiration Date		Notional Amount (000’s)	Value
SWAPS: TOTAL RETURN
The Fund pays a floating rate based on 1-month USD LIBOR minus 4 basis points and the Fund receives from the counterparty the price return on the Standard & Poor’s 500 Total Return Index. Counterparty: CS First Boston
	10/05/10		$2	$239,289

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2010 / 85

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2010 (Unaudited)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: TOTAL RETURN (continued)
The Fund pays a floating rate based on 1-month USD LIBOR plus 2 basis points and the Fund receives from the counterparty the price return on the Standard & Poor’s 500 Total Return Index. Counterparty: CS First Boston
	11/03/10	$2	$–

			$239,289

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)[b]	Appreciation/ (Depreciation)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 6.00%, due 08/15/35. Counterparty: Deutsche Bank AG

03/20/14	$–	$25	$(1,229)	$(1,229)

The Fund pays a fixed rate equal to 2.40% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Citigroup, Inc.

03/20/15	–	150	(9,021)	(9,021)

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

09/20/16	3,265	100	7,460	10,725

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

09/20/16	1,428	80	7,152	8,580

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Citigroup, Inc.

09/20/16	1,672	45	2,640	4,312

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Deutsche Bank AG

09/20/16	2,059	40	1,774	3,833

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Goldman Sachs Group, Inc. (The)

09/20/16	2,059	40	1,774	3,833

	$10,483	$480	$10,550	$21,033

Expiration Date	Credit Rating[a]	Premiums Paid/ (Received)	Notional Amount (000’s) [b]	Appreciation	Value[c]
SWAPS: CREDIT DEFAULT (WRITTEN) - SINGLE ISSUES
The Fund receives a fixed rate equal to 6.55% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the General Electric Capital Corp., 5.63%, due 09/15/17. Counterparty: CS First Boston
12/20/10	AAA	$–	$255	$3,696	$3,696

The Fund receives a fixed rate equal to 4.00% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the Berkshire Hathaway, Inc., 4.63%, due 10/15/13. Counterparty: Barclays Capital, Inc.
03/20/11	AAA	–	200	3,164	3,164

		$–	$455	$6,860	$6,860

[a]	Using Standard & Poor’s rating of the issuer.
[b]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

[c]

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period-end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes:

[1]	Cost for federal income tax purposes is $12,505,366 and net unrealized appreciation/ (depreciation) consists of:

Gross unrealized appreciation	$363,359
Gross unrealized depreciation	(1,495,432)

Net unrealized depreciation	$(1,132,073)

[2]	Floating rate security. The rate disclosed is that in effect at September 30, 2010.
[3]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[4]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at September 30, 2010, was $868,248 , representing 7.53% of total net assets.

[5]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $206,345, which is 1.79% of total net assets.
[6]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
02/01/07	United Air Lines, Inc., 2.31%, 02/01/14	$190,834	$180,179	1.56%

[7]	Represents the current yield as of September 30, 2010.
[8]	Represents annualized yield at date of purchase.
[9]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $714,654.
†

Fair valued security. The aggregate value of fair valued securities is $167,540, which is 1.45% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure does not necessarily indicate the treatment of those securities under ASC 820, as discussed in the Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

(AGM): Assurance Guaranty Municipal Corp. (formerly known as FSA (Financial Security Assurance, Inc.))

(G.O.): General obligation

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(STEP): Step coupon bond

See accompanying notes to Schedule of Portfolio Investments.

86 / Semi-Annual Report September 2010

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Metropolitan West Funds

Statements of Assets and Liabilities

September 30, 2010 (Unaudited)

ASSETS:	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND
Investments, at value (Cost $90,646,041, $1,885,247,715, $223,087,391, $11,926,297,544, $1,340,722,371, $279,885,840, and $12,448,840, respectively) (Note 2)	$84,317,108	$1,802,309,756
Cash and cash equivalents (Note 2)	18,384	–
Cash on deposit with brokers for collateral on options (Note 3)	–	–
Premiums paid for swap contracts	–	602,242
Unrealized appreciation on swap contracts	220,197	3,866,833
Dividends and interest receivable	291,986	8,625,393
Due from Adviser (Note 6)	15,153	–
Receivable for securities sold	48,206	7,872,968
Receivables from Lehman Brothers, at value (Cost $841,064, $1,484,777, $0, $6,546,493, $210,500, $399,950, and $0, respectively) (Note 3)	174,250	307,500
Receivable for capital stock sold	839,495	6,184,818
Receivable for daily variation margin on futures contracts (Note 3)	–	38,437
Other assets	24,809	49,500

Total assets	85,949,588	1,829,857,447

Liabilities:
Unrealized depreciation on swap contracts	–	600,672
Premiums received for swap contracts	1,427,829	10,053,209
Written option contracts, at value (Premiums received $0, $0, $49,681, $2,336,726, $744,141, $49,681, and $0, respectively) (Note 3)	–	–
Bank overdraft	–	1,278
Payable for securities purchased	435,730	52,314,642
Payable for capital stock redeemed	6,077,837	9,132,169
Payable for daily variation margin on futures contracts (Note 3)	–	–
Distributions payable	4,555	467,542
Advisory fees payable (Note 6)	17,563	431,909
Audit fees payable	26,495	42,059
Accrued trustees fees and expenses	6,356	52,666
Accrued distribution (12b-1) and service fees payable	3,125	190,748
Accrued other expenses	37,269	402,286

Total liabilities	8,036,759	73,689,180

Net assets	$77,912,829	$1,756,168,267

Class M Shares:
Net assets (Applicable to 6,315,761, 146,228,572, 5,421,105, 578,537,184, 83,344,250, 10,209,686, and 3,027,693, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$26,406,899	$1,248,407,987

Net asset value, offering and redemption price per Class M share	$4.18	$8.54

Class I Shares:
Net assets (Applicable to 12,305,404, 59,139,169, 14,746,663, 462,395,976, 49,765,295, 22,073,878, and 0,shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$51,505,930	$505,031,530

Net asset value, offering and redemption price per Class I share	$4.19	$8.54

Administrative Class:
Net assets (Applicable to 0, 247,475, 0, 519,782, 0, 0, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	$2,728,750

Net asset value, offering and redemption price per Administrative Class share	N/A	$11.03

Net Assets Consist of:
Capital paid-in (Note 8)	$128,419,523	$1,999,772,829
Undistributed (distributions in excess of) net investment income	(165,424)	(604,738)
Accumulated undistributed net realized gain/(loss) on investments, futures contracts, securities sold short, swap contracts and written options	(43,565,720)	(162,404,031)
Net unrealized appreciation/(depreciation) on investments	(6,995,747)	(84,115,236)
Net unrealized appreciation/(depreciation) on futures contracts and swap contracts	220,197	3,519,443

	$77,912,829	$1,756,168,267

See accompanying notes to financial statements.

88 / Semi-Annual Report September 2010

Metropolitan West Funds

Statements of Assets and Liabilities

September 30, 2010 (Unaudited)

INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND

$233,308,010	$12,562,791,174	$1,419,265,147	$277,430,128	$ 11,373,293
23,742	9,234,248	290,894	–	21,390
–	–	2,819	1,478,325	–
1,838,982	50,774,817	112,559	111,636	10,483
396,239	18,286,224	773,026	423,612	266,949
1,371,989	73,003,915	22,643,495	1,499,387	36,821
12,655	–	43,298	–	9,973
3,389,373	265,172,512	2,418,583	–	135

–	1,356,075	43,153	81,990	–
35,808	42,257,282	31,643,006	339,091	–
7,262	–	–	–	–
27,806	228,348	98,952	38,867	12,163

240,411,866	13,023,104,595	1,477,334,932	281,403,036	11,731,207

1,505,209	57,190,813	79,788	141,932	10,250
1,469,416	92,584,509	665,106	17,370	–

59,062	2,775,938	625,781	59,062	–
–	–	–	16,779	–
20,796,398	1,703,784,878	62,286,430	21,288,582	58,452
54,602	41,505,254	3,178,025	1,034,141	51,019
–	162	–	212	32,830
151,649	4,594,184	922,239	605,705	–
62,723	3,101,871	502,404	370,313	6,284
37,217	63,479	36,546	27,731	22,426
5,026	208,122	13,477	8,461	3,782
9,725	1,041,011	163,592	14,602	–
48,803	1,767,111	174,007	49,538	20,348

24,199,830	1,908,617,332	68,647,395	23,634,428	205,391

$216,212,036	$11,114,487,263	$1,408,687,537	$257,768,608	$11,525,816

$58,131,139	$6,174,641,149	$882,091,047	$81,564,220	$11,525,816

$10.72	$10.67	$10.58	$7.99	$3.81

$158,080,897	$4,934,295,250	$526,596,490	$176,204,388	N/A

$10.72	$10.67	$10.58	$7.98	N/A

N/A	$5,550,864	N/A	N/A	N/A

N/A	$10.68	N/A	N/A	N/A

$201,094,680	$10,404,505,635	$1,326,738,125	$376,120,525	$110,244,600
(137,411)	1,354,114	(474,505)	(409,018)	85,231

6,065,779	117,215,248	3,236,891	(115,059,125)	(98,525,321)
10,211,238	630,864,001	78,493,788	(2,783,054)	(1,075,547)
(1,022,250)	(39,451,735)	693,238	(100,720)	796,853

$216,212,036	$11,114,487,263	$1,408,687,537	$257,768,608	$11,525,816

See accompanying notes to financial statements.

Semi-Annual Report September 2010 / 89

Metropolitan West Funds

Statements of Operations

For the Six Months Ended September 30, 2010 (Unaudited)

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND
Investment Income:
Interest	$1,759,567	$30,480,078
Dividends	12,072	155,065

Total investment income	1,771,639	30,635,143

Expenses:
Investment advisory fees (Note 6)	128,703	2,491,837
Administration Fees	36,020	226,918
Custodian fees	9,021	35,464
Distribution (12b-1) and service fees	18,379	1,112,564
Interest expense (Note 3)	–	–
Insurance expense	1,239	18,040
Miscellaneous expenses	3,216	100,619
Pricing fees	19,205	28,414
Professional fees	22,854	47,304
Registration and filing fees	4,593	32,440
Reports to shareholders	3,007	47,375
Transfer agent fees	18,572	215,071
Trustees’ fees and expenses	1,213	17,990
Repayment of reimbursed expenses (Note 6)	–	–

Total operating expenses	266,022	4,374,036
Expenses waived and reimbursed (Note 6)	(72,606)	(22,084)

Net expenses	193,416	4,351,952

Net investment income	1,578,223	26,283,191

Realized and Change in Unrealized Gain/(Loss) on Investments, Futures Contracts, Swap Contracts and Written Options:
Net realized gain/(loss) on:
Investments	(218,401)	5,843,809
Futures contracts	–	5,332,394
Swap contracts	(165,843)	(4,444,164)
Net change in unrealized appreciation/depreciation on:
Investments	2,893,046	45,382,481
Futures contracts	–	187,009
Swap contracts	1,015,864	12,666,880
Written options	–	–

Net change in realized and unrealized gain on investments, futures contracts, written options and swap contracts	3,524,666	64,968,409

Net Increase in Net Assets from Operations	$5,102,889	$91,251,600

See accompanying notes to financial statements.

90 / Semi-Annual Report September 2010

Metropolitan West Funds

Statements of Operations

For the Six Months Ended September 30, 2010 (Unaudited)

INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND

$5,257,837	$252,932,688	$39,708,139	$8,825,144	$235,721
16,875	776,993	142,590	129,310	823

5,274,712	253,709,681	39,850,729	8,954,454	236,544

378,212	16,947,902	2,367,625	2,121,900	29,801
49,289	1,167,570	134,812	51,277	17,178
12,684	161,268	17,168	9,138	5,754
51,757	5,691,305	780,968	75,413	–
–	–	31	–	–
2,562	101,021	8,707	2,675	326
3,652	401,657	26,232	4,151	1,558
24,272	73,339	13,562	16,183	14,998
34,152	111,089	37,037	25,027	18,268
21,144	179,995	58,442	20,930	9,940
6,536	273,400	24,546	6,865	589
19,117	921,824	93,510	18,422	9,165
2,416	100,748	8,757	2,520	163
–	52,140	–	–	–

605,793	26,183,258	3,571,397	2,354,501	107,740
(78,570)	–	(186,011)	–	(58,541)

527,223	26,183,258	3,385,386	2,354,501	49,199

4,747,489	227,526,423	36,465,343	6,599,953	187,345

4,864,173	223,326,292	7,603,852	3,141,357	(194,383)
1,703,816	49,884,856	302,213	(38,035)	(314,900)
(369,004)	(11,380,575)	824,411	(5,060,658)	(300,672)

4,157,539	204,786,776	12,998,419	10,304,489	569,223
208,958	1,041,674	(916)	(169,821)	191,565
796,744	6,918,489	837,651	8,394,156	224,285
(9,382)	(439,212)	118,360	(9,382)	–

11,352,844	474,138,300	22,683,990	16,562,106	175,118

$16,100,333	$701,664,723	$59,149,333	$23,162,059	$362,463

See accompanying notes to financial statements.

Semi-Annual Report September 2010 / 91

Metropolitan West Funds

Statements of Changes in Net Assets

	ULTRA SHORT BOND FUND

	SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)	YEAR ENDED MARCH 31, 2010
Operations:
Net investment income	$1,578,223	$4,596,797
Net realized gain/(loss) on investments	(218,401)	(12,441,703)
Net realized gain/(loss) on futures contracts, securities sold short, swap contracts and written options	(165,843)	(165,707)
Net change in unrealized appreciation on investments	2,893,046	22,947,062
Net change in unrealized appreciation/depreciation on futures contracts, securities sold short, swap contracts and written options	1,015,864	1,943,968

Net increase in net assets resulting from operations	5,102,889	16,880,417

Distributions to Shareholders from:
Net investment income:
Class M	(377,682)	(1,152,339)
Class I	(1,365,967)	(3,845,404)
Administrative Class	–	–
Net realized gains:
Class M	–	–
Class I	–	–
Return of capital:
Class M	–	–
Class I	–	–

Net decrease in net assets resulting from distributions	(1,743,649)	(4,997,743)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	12,238,656	13,561,461
Shares issued in reinvestment of distributions	355,592	1,108,206
Cost of shares redeemed	(8,955,949)	(30,931,284)

Total Class M capital share transactions	3,638,299	(16,261,617)

Class I:
Proceeds from sale of shares	15,307,444	46,634,632
Shares issued in reinvestment of distributions	1,363,263	2,955,480
Cost of shares redeemed	(47,606,082)	(39,349,500)

Total Class I capital share transactions	(30,935,375)	10,240,612

Administrative Class:
Proceeds from sale of shares	–	–
Shares issued in reinvestment of distributions	–	–
Cost of shares redeemed	–	–

Total Administrative Class capital share transactions	–	–

Net increase/(decrease) in net assets resulting from capital share transactions	(27,297,076)	(6,021,005)

Net increase/(decrease) in net assets	(23,937,836)	5,861,669
Redemption fees (Note 8)	–	–
Net assets at beginning of period	101,850,665	95,988,996

Net assets at end of period (including undistributed (distributions in excess of) net investment income of $(165,424), $1, $(604,738), $352, $(137,411), $(111,526), $1,354,114 and $(1,678,436), respectively)	$77,912,829	$101,850,665

See accompanying notes to financial statements.

92 / Semi-Annual Report September 2010

Metropolitan West Funds

Statements of Changes in Net Assets

LOW DURATION BOND FUND		INTERMEDIATE BOND FUND		TOTAL RETURN BOND FUND

SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)	YEAR ENDED MARCH 31, 2010	SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)	YEAR ENDED MARCH 31, 2010	SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)	YEAR ENDED MARCH 31, 2010

$26,283,191	$54,829,460	$4,747,489	$9,654,214	$227,526,423	$403,228,433
5,843,809	(61,617,611)	4,864,173	2,002,843	223,326,292	7,081,376

888,230	32,321,658	1,334,812	1,728,494	38,504,281	55,918,105
45,382,481	231,189,507	4,157,539	21,021,019	204,786,776	899,965,028

12,853,889	(18,375,039)	996,320	(3,269,569)	7,520,951	(104,176,091)

91,251,600	238,347,975	16,100,333	31,137,001	701,664,723	1,262,016,851

(18,562,612)	(38,931,365)	(1,043,601)	(1,818,974)	(124,212,078)	(221,740,001)
(8,296,396)	(18,100,246)	(3,712,582)	(7,837,984)	(102,287,442)	(177,782,236)
(30,191)	(7,990)	–	–	(63,331)	(9,067)

–	–	–	(47,359)	–	–
–	–	–	(180,335)	–	–

–	–	–	(187,042)	–	–
–	–	–	(712,223)	–	–

(26,889,199)	(57,039,601)	(4,756,183)	(10,783,917)	(226,562,851)	(399,531,304)

363,670,966	637,529,129	14,288,124	22,547,502	1,753,526,827	2,094,737,087
17,478,351	36,637,451	988,791	1,978,085	116,109,887	200,659,167
(210,634,768)	(423,723,114)	(4,585,636)	(9,595,788)	(605,624,960)	(1,415,084,290)

170,514,549	250,443,466	10,691,279	14,929,799	1,264,011,754	880,311,964

102,361,756	242,229,747	27,847,717	24,044,802	1,440,828,690	2,374,744,937
6,894,911	15,239,908	2,876,663	7,323,710	85,900,542	155,883,128
(99,509,000)	(150,441,120)	(43,716,404)	(25,657,662)	(586,834,579)	(1,140,652,507)

9,747,667	107,028,535	(12,992,024)	5,710,850	939,894,653	1,389,975,558

2,372,345	1,429,869	–	–	4,243,300	1,677,942
27,656	5,799	–	–	51,745	4,022
(783,850)	(427,842)	–	–	(80,031)	(504,012)

1,616,151	1,007,826	–	–	4,215,014	1,177,952

181,878,367	358,479,827	(2,300,745)	20,640,649	2,208,121,421	2,271,465,474

246,240,768	539,788,201	9,043,405	40,993,733	2,683,223,293	3,133,951,021
–	–	–	–	–	–
1,509,927,499	970,139,298	207,168,631	166,174,898	8,431,263,970	5,297,312,949

$1,756,168,267	$1,509,927,499	$216,212,036	$207,168,631	$11,114,487,263	$8,431,263,970

See accompanying notes to financial statements.

Semi-Annual Report September 2010 / 93

Metropolitan West Funds

Statements of Changes in Net Assets

	HIGH YIELD BOND FUND

	SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)	YEAR ENDED MARCH 31, 2010
Operations:
Net investment income	$36,465,343	$42,166,853
Net realized gain/(loss) on investments	7,603,852	15,810,558
Net realized gain/(loss) on futures contracts, securities sold short, swap contracts and written options	1,126,624	2,966,894
Net change in unrealized appreciation on investments	12,998,419	79,417,562
Net change in unrealized appreciation/depreciation on futures contracts, securities sold short, swap contracts and written options	955,095	1,111,090

Net increase in net assets resulting from operations	59,149,333	141,472,957

Distributions to Shareholders from:
Net investment income:
Class M	(24,071,079)	(24,906,811)
Class I	(12,838,729)	(16,292,308)
Net realized gains:
Class M	–	(1,306,156)
Class I	–	(609,410)
Return of capital:
Class M	–	–
Class I	–	–

Net decrease in net assets resulting from distributions	(36,909,808)	(43,114,685)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	493,752,089	551,706,443
Shares issued in reinvestment of distributions	22,296,979	24,330,841
Cost of shares redeemed	(172,745,492)	(166,722,523)

Total Class M capital share transactions	343,303,576	409,314,761

Class I:
Proceeds from sale of shares	306,769,247	175,428,312
Shares issued in reinvestment of distributions	10,690,774	16,223,385
Cost of shares redeemed	(50,233,233)	(91,360,017)

Total Class I capital share transactions	267,226,788	100,291,680

Net increase/(decrease) in net assets resulting from capital share transactions	610,530,364	509,606,441

Net increase/(decrease) in net assets	632,769,889	607,964,713
Redemption fees (Note 8)	177,954	177,954
Net assets at beginning of period	775,739,694	167,597,027

Net assets at end of period (including undistributed (distributions in excess of) net investment income of $(474,505), $(29,963), $(409,018), $54,939, $85,231 and $(650,340), respectively)	$1,408,687,537	$775,739,694

See accompanying notes to financial statements.

94 / Semi-Annual Report September 2010

Metropolitan West Funds

Statements of Changes in Net Assets

STRATEGIC INCOME FUND		ALPHATRAK 500 FUND
SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)	YEAR ENDED MARCH 31, 2010	SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)	YEAR ENDED MARCH 31, 2010

$6,599,953	$18,726,284	$187,345	$1,693,039
3,141,357	(35,634,379)	(194,383)	(23,910,949)
(5,098,693)	1,992,336	(615,572)	21,403,545
10,304,489	78,075,408	569,223	34,072,481
8,214,953	3,325,754	415,850	(1,644,798)

23,162,059	66,485,403	362,463	31,613,318

(1,757,703)	(1,917,987)	(292,898)	(9,700,650)
(5,290,085)	(17,718,575)	–
–	–	–	(1,433,003)
–	–	–	–
–	–	–	–
–	–	–	–

(7,047,788)	(19,636,562)	(292,898)	(11,133,653)

72,079,847	64,738,847	2,350,803	14,103,517
1,704,554	1,876,279	285,333	10,507,518
(44,225,546)	(31,299,346)	(2,218,575)	(93,386,424)

29,558,855	35,315,780	417,561	(68,775,389)

2,165,923	34,603,648	–	–
1,361,336	5,121,574	–	–
(6,907,281)	(33,736,128)	–	–

(3,380,022)	5,989,094	–	–

26,178,833	41,304,874	417,561	(68,775,389)

42,293,104	88,153,715	487,126	(48,295,724)
–	–	–	–
215,475,504	127,321,789	11,038,690	59,334,414

$257,768,608	$215,475,504	$11,525,816	$11,038,690

See accompanying notes to financial statements.

Semi-Annual Report September 2010 / 95

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006
Net Asset Value, Beginning of Period	$4.04	$3.53	$4.64	$5.12	$5.09	$5.11

Income from Investment Operations:
Net investment income#	0.06	0.20	0.25	0.26	0.24	0.20
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.15	0.51	(1.10)	(0.48)	0.03	(0.02)

Total from Investment Operations	0.21	0.71	(0.85)	(0.22)	0.27	0.18

Less Distributions:
From net investment income	(0.07)	(0.20)	(0.26)	(0.26)	(0.24)	(0.20)
From net capital gains	—	—	—	—	(0.00)[1]	(0.00)[1]

Total Distributions	(0.07)	(0.20)	(0.26)	(0.26)	(0.24)	(0.20)

Net Asset Value, End of Period	$4.18	$4.04	$3.53	$4.64	$5.12	$5.09

Total Return	5.17%	20.74%	(18.85)%	(4.48)%	5.52%	3.62%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$26,407	$22,020	$35,929	$133,051	$119,957	$200,563
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	.64%[3]	0.95%	0.63%	0.54%	0.57%	0.57%
After expense waivers and reimbursements	.50%[3]	0.73%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.95%[3]	5.24%	5.84%	5.23%	4.74%	3.93%
Portfolio Turnover Rate	37%[4]	43%	20%	30%	81%	20%

[1]	Amount is less than $0.01.
[2]

The Fund incurred interest expense for the six months ended September 30, 2010 and for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the six months ended September 30, 2010 and for the fiscal year ended March 31, 2010 would have been 0.50% and 0.50%, respectively.

[3]	Annualized.
[4]	Non-Annualized.
#	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

96 / Semi-Annual Report September 2010

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT
	BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006
Net Asset Value, Beginning of Period	$4.04	$3.53	$4.64	$5.12	$5.09	$5.11

Income from Investment Operations:
Net investment income#	0.06	0.19	0.26	0.27	0.25	0.21
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.16	0.53	(1.10)	(0.48)	0.03	(0.02)

Total from Investment Operations	0.22	0.72	(0.84)	(0.21)	0.28	0.19

Less Distributions:
From net investment income	(0.07)	(0.21)	(0.27)	(0.27)	(0.25)	(0.21)
From net capital gains	–	–	–	–	(0.00)[1]	(0.00)[1]

Total Distributions	(0.07)	(0.21)	(0.27)	(0.27)	(0.25)	(0.21)

Net Asset Value, End of Period	$4.19	$4.04	$3.53	$4.64	$5.12	$5.09

Total Return	0.55%	20.93%	(18.72)%	(4.32)%	5.69%	3.79%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$51,506	$79,830	$60,060	$120,380	$125,128	$66,493
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.48%[3]	0.79%	0.47%	0.38%	0.40%	0.41%
After expense waivers and reimbursements	0.34%[3]	0.57%	0.34%	0.34%	0.34%	0.34%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.10%[3]	4.93%	6.09%	5.40%	4.94%	4.10%
Portfolio Turnover Rate	37%[4]	43%	20%	30%	81%	20%

[1]	Amount is less than $0.01.
[2]

The Fund incurred interest expense for the six months ended September 30, 2010 and for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the six months ended September 30, 2010 and for the fiscal year ended March 31, 2010 would have been 0.34% and 0.34%, respectively.

[3]	Annualized.
[4]	Non-Annualized.
#	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

Semi-Annual Report September 2010 / 97

Metropolitan West Funds

Financial Highlights

	LOW DURATION
	BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006
Net Asset Value, Beginning of Period	$8.21	$7.08	$8.81	$9.49	$9.32	$9.39

Income from Investment Operations:
Net investment income#	0.13	0.33	0.49	0.48	0.45	0.38
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.33	1.15	(1.70)	(0.67)	0.16	(0.07)

Total from Investment Operations	0.46	1.48	(1.21)	(0.19)	0.61	0.31

Less Distributions:
From net investment income	(0.13)	(0.35)	(0.52)	(0.49)	(0.44)	(0.38)

Total Distributions	(0.13)	(0.35)	(0.52)	(0.49)	(0.44)	(0.38)

Net Asset Value, End of Period	$8.54	$8.21	$7.08	$8.81	$9.49	$9.32

Total Return	5.68%	21.45%	(14.20)%	(2.11)%	6.74%	3.38%

Ratios/Supplemental Data:	1/8
Net Assets, end of period (in thousands)	$1,248,408	$1,032,666	$656,275	$1,313,261	$944,867	$334,038
Ratio of Expenses to Average Net Assets[1] Before expense waivers and reimbursements	0.58%[2]	0.71%	0.62%	0.59%	0.60%	0.60%
After expense waivers and reimbursements	0.58%[2]	0.69%	0.59%	0.58%	0.58%	0.58%
Ratio of Net Investment Income to Average Net Assets After expense waivers and reimbursements	3.11%[2]	4.32%	6.00%	5.21%	4.78%	4.01%
Portfolio Turnover Rate	42%[3]	36%	38%	95%	80%	96%

[1]

The Fund incurred interest expense for the six months ended September 30, 2010 and for the fiscal years ended March 31, 2010 and March 31, 2009. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the six months ended September 30, 2010 and for the fiscal years ended March 31, 2010 and March 31, 2009 would have been 0.58%, 0.58% and 0.58%, respectively.

[2]	Annualized.
[3]	Non-Annualized.
#	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

98 / Semi-Annual Report September 2010

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006
Net Asset Value, Beginning of Period	$8.22	$7.08	$8.82	$9.49	$9.32	$9.39

Income from Investment Operations:
Net investment income#	0.14	0.35	0.50	0.50	0.47	0.40
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.32	1.16	(1.71)	(0.66)	0.16	(0.07)

Total from Investment Operations	0.46	1.51	(1.21)	(0.16)	0.63	0.33

Less Distributions:
From net investment income	(0.14)	(0.37)	(0.53)	(0.51)	(0.46)	(0.40)

Total Distributions	(0.14)	(0.37)	(0.53)	(0.51)	(0.46)	(0.40)

Net Asset Value, End of Period	$8.54	$8.22	$7.08	$8.82	$9.49	$9.32

Total Return	5.66%	21.83%	(14.13)%	(1.82)%	6.94%	3.57%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$505,032	$476,233	$313,864	$595,595	$711,598	$485,442
Ratio of Expenses to Average Net Assets[1]
Before expense waivers and reimbursements	0.39%[2]	0.52%	0.43%	0.40%	0.41%	0.41%
After expense waivers and reimbursements	0.39%[2]	0.50%	0.40%	0.39%	0.39%	0.39%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.30%[2]	4.52%	6.19%	5.39%	4.96%	4.23%
Portfolio Turnover Rate	42%[3]	36%	38%	95%	80%	96%

[1]

The Fund incurred interest expense for the six months ended September 30, 2010 and for the fiscal years ended March 31, 2010 and March 31, 2009. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the six months ended September 30, 2010 and for the fiscal years ended March 31, 2010 and March 31, 2009 would have been 0.39%, 0.39% and 0.39%, respectively.

[2]	Annualized.
[3]	Non-Annualized.
#	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

Semi-Annual Report September 2010 / 99

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND ADMINISTRATIVE CLASS*
	SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)	PERIOD ENDED MARCH 31, 2010
Net Asset Value, Beginning of Period	$10.61	$10.00

Income from Investment Operations:
Net investment income#	0.16	0.15
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.42	0.64

Total from Investment Operations	0.58	0.79

Less Distributions:
From net investment income	(0.16)	(0.18)

Total Distributions	(0.16)	(0.18)

Net Asset Value, End of Period	$11.03	$10.61

Total Return	5.51%	7.91%[1]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$2,729	$1,029
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.78%[3]	0.91%[3]
After expense waivers and reimbursements	0.78%[3]	0.89%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.89%[3]	2.72%[3]
Portfolio Turnover Rate	42%[1]	36%[1]

*	The Low Duration Bond Fund Administrative Class Shares commenced operations on September 23, 2009.
[1]	Non-Annualized.
[2]

The Fund incurred interest expense for the six months ended September 30, 2010 and the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the six months ended September 30, 2010 and for the fiscal year ended March 31, 2010 would have been 0.78% and 0.78%, respectively.

[3]	Annualized.
#	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

100 / Semi-Annual Report September 2010

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006
Net Asset Value, Beginning of Period	$10.17	$9.09	$10.17	$10.14	$9.99	$10.28

Income from Investment Operations:
Net investment income#	0.22	0.49	0.52	0.48	0.48	0.45
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.55	1.14	(0.93)	0.06	0.15	(0.24)

Total from Investment Operations	0.77	1.63	(0.41)	0.54	0.63	0.21

Less Distributions:
From net investment income	(0.22)	(0.49)	(0.52)	(0.51)	(0.48)	(0.47)
From net capital gains	–	(0.01)	(0.15)	–	–	(0.03)
From return of capital	–	(0.05)	(0.00)[1]	–	–	–

Total Distributions	(0.22)	(0.55)	(0.67)	(0.51)	(0.48)	(0.50)

Net Asset Value, End of Period	$10.72	$10.17	$9.09	$10.17	$10.14	$9.99

Total Return	7.66%	18.32%	(3.95)%	5.48%	6.47%	2.08%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$58,131	$44,805	$25,901	$15,231	$12,503	$9,147
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.72%[3]	0.81%	0.77%	0.76%	0.82%	0.89%
After expense waivers and reimbursements	0.65%[3]	0.70%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.23%[3]	5.00%	5.47%	4.79%	4.82%	4.46%
Portfolio Turnover Rate	62%[4]	95%	178%	94%	76%	113%

[1]	Amount is less than $0.01.
[2]

The Fund incurred interest expense for the six months ended September 30, 2010 and for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the six months ended September 30, 2010 and for the fiscal year ended March 31, 2010 would have been 0.65% and 0.65%, respectively.

[3]	Annualized.
[4]	Non-Annualized.
#	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

Semi-Annual Report September 2010 / 101

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006
Net Asset Value, Beginning of Period	$10.17	$9.09	$10.17	$10.14	$9.99	$10.27

Income from Investment Operations:
Net investment income#	0.23	0.51	0.54	0.50	0.51	0.49
Net realized and unrealized gain/(loss) on investments,futures contracts, swap contracts and written options	0.55	1.14	(0.93)	0.06	0.14	(0.25)

Total from Investment Operations	0.78	1.65	(0.39)	0.56	0.65	0.24

Less Distributions:
From net investment income	(0.23)	(0.51)	(0.54)	(0.53)	(0.50)	(0.49)
From net capital gains	–	(0.01)	(0.15)	–	–	(0.03)
From return of capital	–	(0.05)	(0.00)[1]	–	–	–

Total Distributions	(0.23)	(0.57)	(0.69)	(0.53)	(0.50)	(0.52)

Net Asset Value, End of Period	$10.72	$10.17	$9.09	$10.17	$10.14	$9.99

Total Return	7.77%	18.57%	(3.75)%	5.70%	6.70%	2.39%
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$158,081	$162,363	$140,274	$138,668	$94,791	$56,353
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.51%[3]	0.60%	0.56%	0.55%	0.61%	0.70%
After expense waivers and reimbursements	0.44%[3]	0.49%	0.44%	0.44%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.44%[3]	5.25%	5.62%	4.97%	5.03%	4.77%
Portfolio Turnover Rate	62%[4]	95%	178%	94%	76%	113%

[1]	Amount is less than $0.01.
[2]

The Fund incurred interest expense for the six months ended September 30, 2010 and for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the six months ended September 30, 2010 and for the fiscal year ended March 31, 2010 would have been 0.44% and 0.44%, respectively.

[3]	Annualized.
[4]	Non-Annualized.
#	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

102 / Semi-Annual Report September 2010

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006
Net Asset Value, Beginning of Period	$10.16	$8.89	$9.82	$9.79	$9.46	$9.71

Income from Investment Operations:
Net investment income#	0.24	0.57	0.53	0.48	0.48	0.53
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.51	1.26	(0.74)	0.04	0.33	(0.24)

Total from Investment Operations	0.75	1.83	(0.21)	0.52	0.81	0.29

Less Distributions:
From net investment income	(0.24)	(0.56)	(0.55)	(0.49)	(0.48)	(0.54)
From net capital gains	–	–	(0.17)	–	–	–

Total Distributions	(0.24)	(0.56)	(0.72)	(0.49)	(0.48)	(0.54)

Net Asset Value, End of Period	$10.67	$10.16	$8.89	$9.82	$9.79	$9.46

Total Return	7.45%	21.16%	(2.10)%	5.44%	8.80%	3.04%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$6,174,641	$4,645,082	$3,275,319	$3,533,010	$1,206,825	$555,873
Ratio of Expenses to Average Net Assets[1]
Before expense waivers and reimbursements	0.63%[2]	0.72%	0.65%	0.66%	0.66%	0.67%
After expense waivers and reimbursements	0.63%[2]	0.72%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.61%[2]	5.88%	5.74%	4.89%	5.01%	5.49%
Portfolio Turnover Rate	84%[3]	141%	220%	124%	101%	174%

[1]

The Fund incurred interest expense for the six months ended September 30, 2010 and for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the six months ended September 30, 2010 and for the fiscal year ended March 31, 2010 would have been 0.63% and 0.65%, respectively.

[2]	Annualized.
[3]	Non-Annualized.
#	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

Semi-Annual Report September 2010 / 103

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006
Net Asset Value, Beginning of Period	$10.16	$8.89	$9.82	$9.79	$9.46	$9.71

Income from Investment Operations:
Net investment income#	0.25	0.58	0.55	0.50	0.50	0.55
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.51	1.27	(0.75)	0.04	0.33	(0.24)

Total from Investment Operations	0.76	1.85	(0.20)	0.54	0.83	0.31

Less Distributions:
From net investment income	(0.25)	(0.58)	(0.56)	(0.51)	(0.50)	(0.56)
From net capital gains	–	–	(0.17)	–	–	–

Total Distributions	(0.25)	(0.58)	(0.73)	(0.51)	(0.50)	(0.56)

Net Asset Value, End of Period	$10.67	$10.16	$8.89	$9.82	$9.79	$9.46

Total Return	7.56%	21.42%	(1.89)%	5.65%	9.03%	3.25%
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$4,934,295	$3,784,988	$2,021,994	$2,227,359	$1,293,926	$965,577
Ratio of Expenses to Average Net Assets[1]
Before expense waivers and reimbursements	0.42%[2]	0.51%	0.44%	0.44%	0.45%	0.46%
After expense waivers and reimbursements	0.42%[2]	0.51%	0.44%	0.44%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.81%[2]	6.03%	5.95%	5.11%	5.25%	5.71%
Portfolio Turnover Rate	84%[3]	141%	220%	124%	101%	174%

[1]

The Fund incurred interest expense for the six months ended September 30, 2010 and for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the six months ended September 30, 2010 and for the fiscal year ended March 31, 2010 would have been 0.42% and 0.44% respectively.

[2]	Annualized.
[3]	Non-Annualized.
#	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

104 / Semi-Annual Report September 2010

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND ADMINISTRATIVE CLASS*
	SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)	PERIOD ENDED MARCH 31, 2010
Net Asset Value, Beginning of Period	$10.17	$10.00

Income from Investment Operations:
Net investment income#	0.22	0.13
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.52	0.17

Total from Investment Operations	0.74	0.30

Less Distributions:
From net investment income	(0.23)	(0.13)

Total Distributions	(0.23)	(0.13)

Net Asset Value, End of Period	$10.68	$10.17

Total Return	7.33%	3.05%[1]
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$5,551	$1,194
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.83%[3]	0.92%
After expense waivers and reimbursements	0.83%[3]	0.92%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.23%[3]	4.66%
Portfolio Turnover Rate	84%[1]	141%[1]

*	The Total Return Bond Fund Administrative Class Shares commenced operations on December 18, 2009.
[1]	Non-Annualized.
[2]

The Fund incurred interest expense for the six months ended September 30, 2010 and for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the six months ended September 30, 2010 and for the fiscal year ended March 31, 2010 would have been 0.83% and 0.85%, respectively.

[3]	Annualized.
#	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

Semi-Annual Report September 2010 / 105

Metropolitan West Funds

Financial Highlights

	HIGH YIELD BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006
Net Asset Value, Beginning of Period	$10.40	$7.65	$9.71	$10.97	$10.89	$11.42

Income from Investment Operations:
Net investment income#	0.40	0.92	0.88	0.86	0.87	0.81
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts, written options and securities sold short	0.18	2.78	(2.08)	(1.16)	0.07	(0.20)

Total from Investment Operations	0.58	3.70	(1.20)	(0.30)	0.94	0.61

Less Distributions:
From net investment income	(0.40)	(0.91)	(0.87)	(0.92)	(0.86)	(0.82)
From net capital gains	–	–	–	–	–	(0.32)
From return of capital	–	–	–	(0.04)	–	–

Total Distributions	(0.40)	(0.95)	(0.87)	(0.96)	(0.86)	(1.14)

Redemption fees added to paid-in capital (Note 8)	0.00 [1]	0.00 [1]	0.01	0.00 [1]	0.00 [1]	0.00 [1]

Net Asset Value, End of Period	$10.58	$10.40	$7.65	$9.71	$10.97	$10.89

Total Return	5.75%	49.85%	(12.59)%	(3.13)%	9.00%	5.59%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$882,091	$523,717	$60,702	$41,266	$38,022	$41,037
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.84%[3]	0.88%	0.99%	0.98%	1.05%	1.10%
After expense waivers and reimbursements	0.80%[3]	0.81%	0.80%	0.80%	0.80%	0.80%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	7.61%[3]	9.29%	10.24%	8.15%	8.01%	7.25%
Portfolio Turnover Rate	15%[4]	40%	107%	120%	97%	111%

[1]	Amount is less than $0.01.
[2]

The Fund incurred interest expense for the six months ended September 30, 2010 and for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the six months ended September 30, 2010 and for the fiscal year ended March 31, 2010 would have been 0.80% and 0.80%, respectively.

[3]	Annualized.
[4]	Non-Annualized.
#	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

106 / Semi-Annual Report September 2010

Metropolitan West Funds

Financial Highlights

	HIGH YIELD BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006
Net Asset Value, Beginning of Period	$ 10.40	$ 7.65	$ 9.71	$ 10.97	$ 10.90	$ 11.43

Income from Investment Operations:
Net investment income#	0.41	0.95	0.91	0.88	0.90	0.84
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts, written options and securities sold short	0.19	2.77	(2.09)	(1.16)	0.06	(0.21)

Total from Investment Operations	0.60	3.72	(1.18)	(0.28)	0.96	0.63

Less Distributions:
From net investment income	(0.42)	(0.93)	(0.89)	(0.91)	(0.89)	(0.84)
From net capital gains	–	(0.04)	–	–	–	(0.32)
From return of capital	–	–	–	(0.07)	–	–

Total Distributions	(0.42)	(0.97)	(0.89)	(0.98)	(0.89)	(1.16)

Redemption fees added to paid-in capital (Note 8)	0.00 [1]	0.00 [1]	0.01	0.00 [1]	0.00 [1]	0.00 [1]

Net Asset Value, End of Period	$ 10.58	$ 10.40	$ 7.65	$ 9.71	$ 10.97	$ 10.90

Total Return	5.88%	50.22%	(12.37)%	(2.88)%	9.18%	5.86%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$526,596	$252,022	$106,895	$63,589	$50,776	$32,058
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.59%[3]	0.63%	0.73%	0.73%	0.81%	0.85%
After expense waivers and reimbursements	0.55%[3]	0.56%	0.55%	0.55%	0.55%	0.55%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	7.87%[3]	9.82%	10.88%	8.40%	8.31%	7.49%
Portfolio Turnover Rate	15%[4]	40%	107%	120%	97%	111%

[1]	Amount is less than $0.01.
[2]

The Fund incurred interest expense for the six months ended September 30, 2010 and for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the six months ended September 30, 2010 and for the fiscal year ended March 31, 2010 would have been 0.55% and 0.55%, respectively.

[3]	Annualized.
[4]	Non-Annualized.
#	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

Semi-Annual Report September 2010 / 107

Metropolitan West Funds

Financial Highlights

	STRATEGIC INCOME FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006
Net Asset Value, Beginning of Period	$7.45	$5.69	$8.85	$11.09	$11.07	$11.22

Income from Investment Operations:
Net investment income#	0.21	0.58	0.89	0.79	0.59	0.55
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts, written options and securities sold short	0.56	1.91	(2.98)	(2.21)	0.01	(0.11)

Total from Investment Operations	0.77	2.49	(2.09)	(1.42)	0.60	0.44

Less Distributions:
From net investment income	(0.23)	(0.73)	(1.07)	(0.82)	(0.58)	(0.57)
From net capital gains	–	–	–	–	–	(0.02)

Total Distributions	(0.23)	(0.73)	(1.07)	(0.82)	(0.58)	(0.59)

Net Asset Value, End of Period	$7.99	$7.45	$5.69	$8.85	$11.09	$11.07

Total Return	10.43%	46.49%	(25.33)%	(13.44)%	5.57%	4.04%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$81,564	$47,906	$8,020	$43,785	$99,001	$86,288
Ratio of Expenses to Average Net Assets[1]
Before expense waivers and reimbursements	2.20%[2]	2.01%	0.79%	1.61%	1.70%	1.91%
After expense waivers and reimbursements	2.20%[2]	2.01%	0.79%	1.61%	1.70%	1.91%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.45%[2]	8.41%	11.19%	7.49%	5.35%	4.94%
Portfolio Turnover Rate	57%[3]	208%	294%	74%	27%	44%

[1]

The Fund incurred interest expense for the six months ended September 30, 2010 and for the fiscal years ended March 31, 2010, March 31, 2009 and March 31, 2008. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the six months ended September 30, 2010 and for the fiscal years ended March 31, 2010, March 31, 2009 and March 31, 2008 would have been 2.20%, 1.63%, 0.60% and 1.06%, respectively.

[2]	Annualized.
[3]	Non-Annualized.
#	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

108 / Semi-Annual Report September 2010

Metropolitan West Funds

Financial Highlights

	STRATEGIC INCOME FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006
Net Asset Value, Beginning of Period	$7.44	$5.69	$8.85	$11.08	$11.07	$11.22

Income from Investment Operations:
Net investment income#	0.22	0.71	0.95	0.85	0.60	0.59
Net realized and unrealized gain/ (loss) on investments, futures contracts, swap contracts, written options and securities sold short	0.56	1.79	(3.02)	(2.23)	0.02	(0.12)

Total from Investment Operations	0.78	2.50	(2.07)	(1.38)	0.62	0.47

Less Distributions:
From net investment income	(0.24)	(0.75)	(1.09)	(0.85)	(0.61)	(0.60)
From net capital gains	–	–	–	–	–	(0.02)

Total Distributions	(0.24)	(0.75)	(1.09)	(0.85)	(0.61)	(0.62)

Net Asset Value, End of Period	$7.98	$7.44	$5.69	$8.85	$11.08	$11.07

Total Return	10.58%	46.65%	(25.14)%	(13.22)%	5.73%	4.30%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$176,204	$167,570	$119,302	$271,639	$369,484	$121,108
Ratio of Expenses to Average Net Assets[1]
Before expense waivers and reimbursements	1.95%[2]	1.76%	0.51%	1.34%	1.63%	1.62%
After expense waivers and reimbursements	1.95%[2]	1.76%	0.51%	1.34%	1.63%	1.62%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.73%[2]	10.56%	12.39%	8.13%	5.44%	5.27%
Portfolio Turnover Rate	57%[3]	208%	294%	74%	27%	44%

[1]

The Fund incurred interest expense for the six months ended September 30, 2010 and for the fiscal years ended March 31, 2010, March 31, 2009 and March 31, 2008. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the six months ended September 30, 2010 and for the fiscal years ended March 31, 2010, March 31, 2009 and March 31, 2008 would have been 1.95%, 1.38%, 0.32% and 0.78%, respectively.

[2]	Annualized.
[3]	Non-Annualized.
#	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

Semi-Annual Report September 2010 / 109

Metropolitan West Funds

Financial Highlights

ALPHATRAK 500 FUND CLASS M
SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)		YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006
Net Asset Value, Beginning of Period	$3.79	$2.96	$6.71	$8.56	$8.14	$7.61

Income from Investment Operations:
Net investment income#	0.06	0.15	0.29	0.48	0.42	0.36
Net realized and unrealized gain/ (loss) on investments, futures contracts, swap contracts and written options	0.06	2.45	(4.01)	(1.56)	0.61	0.56

Total from Investment Operations	0.12	2.60	(3.72)	(1.08)	1.03	0.92

Less Distributions:
From net investment income	(0.10)	(1.55)	–	(0.45)	(0.61)	(0.39)
From net capital gains	–	(0.22)	–	(0.23)	–	–
From return of capital	–	–	(0.03)	(0.09)	–	–

Total Distributions	(0.10)	(1.77)	(0.03)	(0.77)	(0.61)	(0.39)

Net Asset Value, End of Period	$3.81	$3.79	$2.96	$6.71	$8.56	$8.14

Total Return	3.61%	96.57%	(55.65)%	(14.03)%	12.85%	12.33%
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$11,526	$11,039	$59,334	$157,644	$183,696	$156,418
Ratio of Expenses to Average Net Assets[1]
Before expense waivers and reimbursements	1.97%[2]	1.30%	0.24%	0.13%	0.73%	0.36%
After expense waivers and reimbursements	0.90%[2]	1.21%	0.22%	0.13%	0.73%	0.36%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.43%[2]	3.84%	5.57%	5.74%	5.01%	4.54%
Portfolio Turnover Rate	13%[3]	24%	145%	89%	106%	64%

[1]

The Fund incurred interest expense for the six months ended September 30, 2010 and the fiscal years ended March 31, 2010 and March 31, 2009. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the six months ended September 30, 2010 and for the fiscal years ended March 31, 2010 and March 31, 2009 would have been 0.90%, 0.90% and 0.18%, respectively.

[2]	Annualized.
[3]	Non-Annualized.
#	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

110 / Semi-Annual Report September 2010

Notes to Financial Statements

September 30, 2010 (Unaudited)

1.	SUMMARY OF ORGANIZATION

The Metropolitan West Funds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on December 9, 1996 and registered under the Investment Company Act of 1940 (the “1940 Act” as amended). Metropolitan West Asset Management, LLC (the “Adviser”), a federally registered investment adviser, provides the Funds (as defined below) with investment management services. The Trust currently consists of seven separate portfolios (each a “Fund” and collectively, the “Funds”): Metropolitan West Ultra Short Bond Fund (the “Ultra Short Bond Fund”), Metropolitan West Low Duration Bond Fund (the “Low Duration Bond Fund”), Metropolitan West Intermediate Bond Fund (the “Intermediate Bond Fund”), Metropolitan West Total Return Bond Fund (the “Total Return Bond Fund”), Metropolitan West High Yield Bond Fund (the “High Yield Bond Fund”), Metropolitan West Strategic Income Fund (the “Strategic Income Fund”), and Metropolitan West AlphaTrak 500 Fund (the “AlphaTrak 500 Fund”). The Total Return Bond Fund and Low Duration Bond Fund commenced investment operations on March 31, 1997. Effective March 31, 2000, the Low Duration Bond Fund and the Total Return Bond Fund offered two classes of shares: Class M and Class I shares. The AlphaTrak 500 Fund – Class M commenced investment operations on June 29, 1998. The Intermediate Bond Fund – Class I commenced operations on June 28, 2002. The HighYield Bond Fund – Class M commenced operations on September 30, 2002. The HighYield Bond Fund – Class I commenced operations on March 31, 2003. Class M shares of the Intermediate Bond Fund, the Ultra Short Bond Fund, and the Strategic Income Fund commenced operations on June 30, 2003. The Strategic Income Fund – Class I commenced operations on March 31, 2004 and the Ultra Short Bond Fund – Class I commenced operations on July 30, 2004. The Low Duration Bond Fund - Administrative Class commenced operations on September 23, 2009. The Total Return Bond Fund - Administrative Class commenced operations on December 18, 2009.

The Ultra Short Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a portfolio of fixed-income securities of varying maturities with a portfolio duration of up to one year. The Fund’s dollar-weighted average portfolio maturity will normally exceed one year.

The Low Duration Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

The Intermediate Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of one to six years. The Fund’s dollar-weighted average maturity is expected to range from three to seven years.

The Total Return Bond Fund seeks to maximize long-term total return. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The High Yield Bond Fund seeks to maximize long-term total return consistent with preservation of capital. This Fund invests in a portfolio of high-yield, fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund is non-diversified and may invest a greater percentage of its assets in one or more particular issuers than a diversified fund. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The Strategic Income Fund seeks to maximize long-term total return without tracking any particular markets or indices. This Fund uses techniques intended to provide absolute (positive) returns in all markets by employing a strategy intended to produce high income while exploiting disparities or inefficiencies in markets. The Fund will focus on inefficiencies related to secured or asset-backed debt compared with unsecured and subordinated debt or equity of companies and issuers. Additionally, the Fund will focus on longer-term cyclical anomalies in the fixed income markets to both enhance yield and realize potential price appreciation. These anomalies include: shifts in the portfolio’s duration, yield curve anomalies, and sector- and issue-specific dislocations. The Fund is non-diversified and may invest a greater percentage of its assets in one or more particular issuers than a diversified fund.

The AlphaTrak 500 Fund seeks to achieve a total return that exceeds the total return of the Standard & Poor’s 500 Index (“S&P 500 Index”). The Fund combines non-leveraged investments in S&P 500 Index futures contracts and swaps with a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

A more complete description of the objectives and strategies of each of the Funds can be found in the Prospectus and the Statement of Additional Information, which can be obtained at www.mwamllc.com or by calling (800) 241-4671.

Semi-Annual Report September 2010 / 111

Notes to Financial Statements (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds:

Security Valuation:

Fixed-income securities for which market quotations are readily available are valued at prices as provided by independent pricing vendors. The Funds receive pricing information from independent pricing vendors approved by the Board of Trustees (the “Board”), which also use information provided by market makers or estimates of values obtained from yield data relating to investments of securities with similar characteristics. As appropriate, quotations for high-yield bonds may also take additional factors into consideration such as the activity of the underlying equity or sector movements. However, securities with a demand feature exercisable within one to seven days are valued at par. The Funds also use a benchmark pricing system to the extent vendor’s prices for their securities are either inaccurate (such as when the reported prices are different from recent known market transactions) or are not available from another pricing source. For a security priced using this system, the Adviser initially selects a proxy comprised of a relevant security (i.e., U.S. Treasury Note) or benchmark (e.g., LIBOR) and a multiplier, divisor or margin that the Adviser believes would together best reflect changes in the market value of the security. The value of the security changes daily based on changes to the market price of the assigned benchmark. Once each month the Adviser obtains from one or more dealers an independent review of prices produced by the benchmark system, as well as a review of the benchmark selected to adjust the price. The benchmark pricing system is continuously reviewed by the Adviser and implemented according to the pricing policy reviewed by the Board. Debt securities, which mature in less than 60 days, are valued at amortized cost if their original maturity was 60 days or less. If their original term to maturity exceeded 60 days, they are valued by amortizing the value as of the 61st day prior to maturity (unless the Board determines that this method does not represent fair value). S&P 500 Index futures contracts are valued at the first sale price after 4 p.m. ET on the Chicago Mercantile Exchange. All other futures contracts are valued at the official settlement price of the exchange where it is traded. Equity securities, including depository receipts, are valued at the last reported sale price or the market’s closing price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the average of the bid and asked prices. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Securities and other assets that cannot be valued as described above will be valued at their fair value as determined by the Adviser under guidelines established by and under the general supervision and responsibility of the Board.

Securities Transactions and Investment Income:

Security transactions are accounted for no later than the first net asset value calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on trade date. Cost is determined and gains and losses are based on the first-in first-out method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Discounts and premiums on securities are amortized using the interest method.

Distributions to Shareholders:

Distributions to shareholders are recorded on the ex-dividend date. The Funds (except the AlphaTrak 500 Fund) expect to declare distributions daily and pay them monthly to shareholders. The AlphaTrak 500 Fund expects to declare and pay distributions to shareholders quarterly. Distributions of net capital gains, if any, will be made at least annually. The Board may determine to declare and make distributions more or less frequently.

Federal Income Taxation:

It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’

112 / Semi-Annual Report September 2010

Notes to Financial Statements (continued)

federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of and during the period ended September 30, 2010 (Unaudited), the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

Cash and cash equivalents:

The Trust has defined cash and cash equivalents as cash which can be in interest-bearing and non-interest-bearing accounts.

Use of estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Fair Value Measurements:

Various inputs are used in determining the fair value of investments, which are as follows:

* Level 1 - unadjusted quoted prices in active markets for identical securities

* Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

* Level 3 - significant unobservable inputs that are not corroborated by observable market data

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Asset-Backed securities and mortgage backed securities. The fair value of asset backed securities and mortgage backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized as Level 3.

Semi-Annual Report September 2010 / 113

Notes to Financial Statements (continued)

Bank loans. The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources . Bank Loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable which would then be in Level 3.

Municipal Bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. Government and agency securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy.

Restricted securities. Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Any other restricted securities are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3.

Futures Contracts. Futures contracts and options on futures contracts are traded on commodity exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Options Contracts. Exchange listed options contracts are traded on securities exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied or mean variation to exchange listed options contracts, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange listed options contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. Options contracts traded over the counter (“OTC”) are fair valued based on pricing models and incorporates various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC option contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Interest Rate Swaps. Interest rate swaps are fair valued using pricing models that are based on real-time intraday snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit Default Swaps. Credit default swaps are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total Return Swaps. Total Return swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

As of September 30, 2010, Level 3 securities consist of certain asset-backed securities, collateralized mortgage obligations, corporate bonds and interest-only securities that trade in over the counter markets.

114 / Semi-Annual Report September 2010

Notes to Financial Statements (continued)

The summary of inputs used to value each Fund’s net assets as of September 30, 2010 is as follows:

ULTRA SHORT BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets
Short-Term Investments	$7,312,000	$–	$–	$7,312,000
Long-Term Investments:
Asset-Backed Securities	–	14,232,438	–	14,232,438
Bank Loans	–	619,627	–	619,627
Corporates	–	14,401,637	–	14,401,637
Mortgage-Backed	–	44,229,458	–	44,229,458
Municipal Bonds	–	1,159,440	–	1,159,440
U.S. Treasury Securities	–	2,362,508	–	2,362,508
Other Financial Instruments *
Assets:
Interest rate contracts	–	–	–	–
Credit contracts	–	17,189	–	17,189
Liabilities:
Interest rate contracts	–	–	–	–
Credit contracts	–	(1,224,821)	–	(1,224,821)

Total	$7,312,000	$75,797,476	$–	$83,109,476

LOW DURATION BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets
Short-Term Investments	$33,751,100	$84,218,481	$–	$117,969,581
Long-Term Investments:
Asset-Backed Securities	–	276,604,642	9,012	276,613,654
Bank Loans	–	10,375,797	–	10,375,797
Corporates	–	493,466,875	1,290,000	494,756,875
Mortgage-Backed	–	589,144,339	15,617	589,159,956
Municipal Bonds	–	17,737,657	–	17,737,657
U.S. Agency Securities	–	146,894,182	–	146,894,182
U.S. Treasury Securities		148,802,054		148,802,054
Other Financial Instruments *
Assets:
Interest rate contracts	247,837	–	–	247,837
Credit contracts	–	2,588,053	–	2,588,053
Liabilities:
Interest rate contracts	–	–		–
Credit contracts	–	(8,772,859)		(8,772,859)

Total	$33,998,937	$1,761,059,221	$1,314,629	$1,796,372,787

Semi-Annual Report September 2010 / 115

Notes to Financial Statements (continued)

INTERMEDIATE BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets
Short-Term Investments	$6,685,000	$1,507,912	$–	$8,192,912
Long-Term Investments:
Asset-Backed Securities	–	30,865,349	–	30,865,349
Bank Loans	–	440,204	–	440,204
Corporates	–	67,961,152	–	67,961,152
Mortgage-Backed	–	66,860,804	–	66,860,804
Municipal Bonds	–	2,036,755	–	2,036,755
U.S. Agency Securities	–	1,200,908	–	1,200,908
U.S. Treasury Securities	–	55,749,926	–	55,749,926
Other Financial Instruments *

Assets:
Interest rate contracts	183,429	–	–	183,429
Credit contracts	–	616,224	–	616,224
Liabilities:
Interest rate contracts	(156,279)	–	–	(156,279)
Credit contracts	–	(1,355,628)	–	(1,355,628)

Total	$6,712,150	$225,883,606	$–	$232,595,756

TOTAL RETURN BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets
Short-Term Investments	$583,342,000	$6,301,948	$–	$589,643,948
Long-Term Investments:
Asset-Backed Securities	–	1,330,099,725	14,264	1,330,113,989
Bank Loans	–	108,324,362	–	108,324,362
Corporates	–	2,724,116,652	2,193,000	2,726,309,652
Mortgage-Backed	–	4,573,274,675	20,792	4,573,295,467
Municipal Bonds	–	78,045,597	–	78,045,597
U.S. Treasury Securities	–	3,157,058,159	–	3,157,058,159
Other Financial Instruments *

Assets:
Interest rate contracts	–	–	–	–
Credit contracts	–	23,075,990	–	23,075,990
Liabilities:
Interest rate contracts	(3,359,053)	(17,432,204)	–	(20,791,257)
Credit contracts	–	(86,358,064)	–	(86,358,064)

Total	$579,982,947	$11,896,506,840	$2,228,056	$12,478,717,843

116 / Semi-Annual Report September 2010

Notes to Financial Statements (continued)

HIGH YIELD BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments	$99,041,000	$52,805,358	$–	$151,846,358
Long-Term Investments:
Asset-Backed Securities	–	10,878,629	–	10,878,629
Bank Loans	–	146,416,592	–	146,416,592
Corporates	–	1,053,466,696	6,109	1,053,472,805
Mortgage-Backed	–	54,771	288	55,059
Municipal Bonds	–	9,371,644	–	9,371,644
Preferred Stock	–	5,739,944	–	5,739,944
Put Options Purchased	597,656	–	–	597,656
U.S. Treasury Securities	–	40,886,460	–	40,886,460
Other Financial Instruments *
Assets:
Interest rate contracts	–	–	–	–
Credit contracts	–	330,934	–	330,934
Liabilities:
Interest rate contracts	(625,781)	–	–	(625,781)
Credit contracts	–	(190,243)	–	(190,243)

Total	$99,012,875	$1,319,760,785	$6,397	$1,418,780,057

STRATEGIC INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments	$25,176,000	$13,793,875	$–	$38,969,875
Long-Term Investments:
Asset-Backed Securities	–	72,198,655	35	72,198,690
Bank Loans	–	18,177,687	–	18,177,687
Corporates	–	74,114,827	–	74,114,827
Mortgage-Backed	–	51,906,682	11	51,906,693
Municipal Bonds	–	765,345	–	765,345
Preferred Stock	–	3,852,737	1	3,852,738
U.S. Agency Securities	–	11,573,191	–	11,573,191
U.S. Treasury Securities	–	5,871,082	–	5,871,082
Other Financial Instruments *
Assets:
Interest rate contracts	–	–	–	–
Credit contracts	–	535,248	–	535,248
Liabilities:
Interest rate contracts	(455,335)	–	–	(455,335)
Credit contracts	–	(159,302)	–	(159,302)

Total	$24,720,665	$252,630,027	$47	$277,350,739

Semi-Annual Report September 2010 / 117

Notes to Financial Statements (continued)

ALPHATRAK 500 FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments	$665,000	$1,434,329	$–	$2,099,329
Long-Term Investments:
Asset-Backed Securities	–	3,028,055	3,670	3,031,725
Bank Loans	–	180,179	–	180,179
Corporates	–	2,083,463	129,000	2,212,463
Mortgage-Backed	–	2,741,572	–	2,741,572
Municipal Bonds	–	25,921	–	25,921
U.S. Agency Securities	–	800,614	–	800,614
U.S. Treasury Securities	–	281,490	–	281,490
Other Financial Instruments *
Assets:
Interest rate contracts	–	–	–	–
Credit contracts	–	38,143	–	38,143
Equity contracts	779,443	–	–	779,443
Liabilities:
Interest rate contracts	–	–	–	–
Credit contracts	–	(10,250)	–	(10,250)

Total	$1,444,443	$10,603,516	$132,670	$12,180,629

*	Other financial instruments include (but may not be limited to) swap contracts, futures and options.

In January 2010, the FASB issued amended guidance to improve disclosure about fair value measurements which require additional disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

For the period ended September 30, 2010, none of the portfolios had significant transfers between Level 1 and Level 2.

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

LOW DURATION	ASSET-BACKED		MORTGAGE-BACKED
BOND FUND	SECURITIES	CORPORATES	SECURITIES
Balance as of March 31, 2010	$9,571	$880,000	$80,145
Accrued discounts/premiums	(4)	73	26
Realized gain/(loss)	(3,658)	(598,221)	72,257
Change in unrealized appreciation/depreciation**	3,103	1,408,148	(212)
Purchases	–	–	–
Sales	–	(400,000)	(72,257)
Transfers into Level 3***	–	–
Transfers out of Level 3***	–	–	(64,342)

Balance as of September 30, 2010	$9,012	$1,290,000	$15,617

** The change in unrealized appreciation/depreciation on securities still held at September 30, 2010 was $629,719. Included in the related realized gains/(losses) and net change in appreciation/depreciation on the Statements of Operations.

*** The Fund’s policy is to recognize transfers in and transfers out as of the end of the period.

118 / Semi-Annual Report September 2010

Notes to Financial Statements (continued)

TOTAL RETURN BOND FUND	ASSET-BACKED SECURITIES	CORPORATES	MORTGAGE-BACKED SECURITIES
Balance as of March 31, 2010	$ 215,551	$1,342,000	$ 95,146
Accrued discounts/premiums	350	4,578	9
Realized gain/(loss)	(918,004)	(600,000)	82,519
Change in unrealized appreciation/depreciation**	1,804,941	1,846,422	(768)
Purchases	–	–	–
Sales	(1,088,574)	(400,000)	(82,580)
Transfers into Level 3***	–	–	–
Transfers out of Level 3***	–	–	(73,534)

Balance as of September 30, 2010	$ 14,264	$ 2,193,000	$ 20,792

** The change in unrealized appreciation/depreciation on securities still held at September 30, 2010 was $1,852,787. Included in the related realized gains/(losses) and net change in appreciation/depreciation on the Statements of Operations.

*** The Fund’s policy is to recognize transfers in and transfers out as of the end of the period.

HIGH YIELD BOND FUND	CORPORATES	MORTGAGE-BACKED SECURITIES
Balance as of March 31, 2010	$ –	$347
Accrued discounts/premiums	–	–
Realized gain/(loss)	–	–
Change in unrealized appreciation/depreciation**	–	(59)
Purchases	–	–
Sales	–	–
Transfers into Level 3***	6,109	–
Transfers out of Level 3***	–	–

Balance as of September 30, 2010	$6,109	$288

** The change in unrealized appreciation/depreciation on securities still held at September 30, 2010 was $(59). Included in the related realized gains/(losses) and net change in appreciation/depreciation on the Statements of Operations.

*** The Fund’s policy is to recognize transfers in and transfers out as of the end of the period.

STRATEGIC INCOME FUND	ASSET-BACKED SECURITIES	MORTGAGE-BACKED SECURITIES	PREFERRED STOCK
Balance as of March 31, 2010	$–	$ 45,972	$ 1
Accrued discounts/premiums	–	6	–
Realized gain/(loss)	–	51,567	–
Change in unrealized appreciation/depreciation**	–	(8)	–
Purchases	–	–	–
Sales	–	(51,567)	–
Transfers into Level 3***	35	–	–
Transfers out of Level 3***	–	(45,959)	–

Balance as of September 30, 2010	$ 35	$ 11	$ 1

** The change in unrealized appreciation/depreciation on securities still held at September 30, 2010 was $(8). Included in the related realized gains/(losses) and net change in appreciation/depreciation on the Statements of Operations.

*** The Fund’s policy is to recognize transfers in and transfers out as of the end of the period.

Semi-Annual Report September 2010 / 119

Notes to Financial Statements (continued)

ALPHATRAK 500 FUND	ASSET-BACKED SECURITIES	CORPORATES
Balance as of March 31, 2010	$3,669	$132,000
Accrued discounts/premiums	8	–
Realized gain/(loss)	–	(180,000)
Change in unrealized appreciation/depreciation**	(7)	297,000
Purchases	–	–
Sales	–	(120,000)
Transfers into of Level 3***	–	–
Transfers out of Level 3***	–	–

Balance as of September 30, 2010	$3,670	$129,000

** The change in unrealized appreciation/depreciation on securities still held at September 30, 2010 was $62,993. Included in the related realized gains/(losses) and net change in appreciation/depreciation on the Statements of Operations.

*** The Fund’s policy is to recognize transfers in and transfers out as of the end of the period.

Derivative Instruments Categorized by Risk Exposure:

The following is a summary of the location of derivative instruments on the Funds’ Statements of Assets and Liabilities as of September 30, 2010:

LOCATION ON THE STATEMENTS OF ASSETS AND LIABILITIES
DERIVATIVE TYPE	ASSET DERIVATIVES	LIABILITY DERIVATIVES

Interest rate contracts	Unrealized appreciation on options and swap contracts Unrealized appreciation	Unrealized depreciation on options and swap contracts Unrealized depreciation
Credit contracts	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts
Equity contracts	Investments, at value Unrealized appreciation on swap contracts Unrealized appreciation	Unrealized depreciation on swap contracts Unrealized depreciation

The following is a summary of the Funds’ derivative instrument holdings categorized by primary risk exposure as of September 30, 2010:

	ASSET DERIVATIVE INVESTMENTS
	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Credit contracts:
Swaps	$220,197	$3,866,833	$396,239	$18,286,224	$773,026	$423,612	$ 27,660
Equity contracts:
Futures *	–	–	–	–	–	–	540,154
Options	–	–	–	–	–	–	–
Swaps	–	–	–	–	–	–	239,289
Interest contracts:
Futures *	–	247,837	183,429	–	–	–	–
Options	–	–	–	–	–	–	–
Swaps	–	–	–	–	–	–	–

*

Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

120 / Semi-Annual Report September 2010

Notes to Financial Statements (continued)

	LIABILITY DERIVATIVE INVESTMENTS
	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Credit contracts:
Swaps		$600,672	$1,505,209	$39,758,609	$ 79,788	$141,932	$10,250
Equity contracts:
Futures *	–	–	–	–	–	–	–
Interest contracts:
Futures *	–	–	97,217	583,115	–	396,273	–
Options	–	–	59,062	2,775,938	625,781	59,062	–
Swaps	–	–	–	17,432,204	–	–	–

*

Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

The following is a summary of the Funds’ realized gain(loss) and change in unrealized appreciation(depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the six months ended September 30, 2010:

	REALIZED GAIN/(LOSS) ON DERVIATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Credit contracts:
Swaps	$(189,755)	$(4,766,989)	$(419,004)	$(8,080,590)	$ 824,411	$(4,944,668)	$ 31,406
Equity contracts:
Futures	–	–	–	–	–	–	(314,900)
Options**	–	–	–	–	–	–	–
Swaps	–	–	–	–	–	–	(332,078)
Interest contracts:
Futures	–	5,332,394	1,703,816	49,884,856	302,213	(38,035)	–
Options**	–	–	–	–	–	–	–
Swaps	23,912	322,825	50,000	(3,299,985)	–	(115,990)	–

Total	$(165,843)	$ 888,230	$1,334,812	$38,504,281	$1,126,624	$(5,098,693)	$(615,572)

	CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Credit contracts:
Swaps	$1,027,703	$12,834,621	$821,088	$ 22,276,760	$837,651	$8,517,798	$(15,004)
Equity contracts:
Futures	–	–	–	–	–	–	191,565
Options**	–	–	–	–	–	–	–
Swaps	–	–	–	–	–	–	239,289
Interest contracts:
Futures	–	187,009	208,958	1,041,674	(916)	(169,821)	–
Options**	–	–	(9,382)	(439,212)	118,360	(9,382)	–
Swaps	(11,839)	(167,741)	(24,344)	(15,358,271)	–	(123,642)	–

Total	$1,015,864	$12,853,889	$996,320	$ 7,520,951	$955,095	$8,214,953	$415,850

**Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

Semi-Annual Report September 2010 / 121

Notes to Financial Statements (continued)

	AVERAGE QUARTERLY BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Financial futures contracts:
Average number of contracts purchased	–	1,523	182	4,948	49	–	36
Average number of contracts sold	–	–	19	101	–	78	–
Average value of contracts purchased	$–	$617,435	$217,551	$6,672,971	$80,304	$–	$330,374
Average value of contracts sold	$–	$–	$63,833	$392,600	$–	$260,778	$–
Options purchased:
Average number of contracts	–	–	–	–	129	34	–
Average notional value	$–	$–	$–	$–	$205,549	$43,875	$–
Options written:
Average number of contracts	–	–	19	881	226	19	–
Average notional value	$–	$–	$12,421	$12,421	$186,035	$12,421	$–
Credit default swaps:
Average number of contracts - buy protection	–	28	37	51	20	21	9
Average number of contracts - sale protection	9	14	12	20	2	13	4
Average notional value - buy protection	$–	$62,252,500	$10,062,500	$352,972,500	$7,352,500	$15,009,750	$702,500
Average notional value - sell protection	$11,091,500	$77,055,500	$7,702,750	$337,800,750	$15,555,000	$39,946,500	$1,510,500
Interest rate swaps:
Average number of contracts - pays fixed rate	1	1	1	5	–	1	–
Average number of contracts - receives fixed rate	–	–	–	–	–	–	–
Average notional value - pays fixed rate	$355,000	$5,030,000	$730,000	$126,966,000	$–	$2,268,750	$–
Average notional value - receives fixed rate	$–	$–	$135,000	$–	$–	$–	$–
Total return swaps:
Average number of contracts	–	–	–	–	–	–	1
Average notional value	$–	$–	$–	$–	$–	$–	$4,500

3.	PORTFOLIO INVESTMENTS

The Funds may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

The Funds may invest in securities issued by Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). These are fixed-income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Funds. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

122 / Semi-Annual Report September 2010

Notes to Financial Statements (continued)

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States and are supported by the right to the issuer to borrow from the Treasury.

On September 7, 2008, the Federal Housing Finance Agency was appointed as conservator of FNMA and FHLMC. In addition, the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Funds may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association (“GNMA”), FHLMC, or FNMA. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

The Funds may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Funds’ other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described in Note 2 under “Security Valuation”.

The Funds may invest in Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other Collateralized Debt Obligations (“CDOs”), which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the CBO, CLO or other CDO in which a Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Funds as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in CBOs, CLOs and other CDOs that are subordinate to other classes, volatility in value, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

The Funds may invest in stripped mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). During the six months ended September 30, 2010, certain interest only securities were held as part of the overall mortgage portfolio holdings. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Such securities will be considered liquid only if so determined in accordance with guidelines established by the Board. The Funds also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Fund’s limit on illiquid securities.

The Funds may purchase participations in commercial loans, or may purchase assignments of such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service. Participations and assignments also involve special types of risk, including interest rate risk, liquidity risk, and the risk of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

The Funds may also sell a debt or equity security short that is, without owning it and borrow the same security from a broker or other institution to complete the sale. The Adviser may use short sales when it believes a security is overvalued or as a partial hedge against a position in a related security of the same issuer held by a Fund. The Ultra Short Bond Fund, Low Duration Bond Fund, Intermediate Bond Fund, and Total Return Bond Fund, will not make total short sales exceeding 25% of the value of that Fund’s assets. The High

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Yield Bond Fund and Strategic Income Fund will not make total short sales exceeding 33 1/3% of the Fund’s assets. If the value of the security sold short increases, a Fund would lose money because it would need to replace the borrowed security by purchasing it at a higher price. The potential loss is unlimited. (If the short sale was intended as a hedge against another investment, the loss on the short sale may be fully or partially offset by gains in that other investment.) At September 30, 2010, the Funds did not hold any short debt or equity.

A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund. The Funds also may make short sales “against-the-box”, in which the Funds sell short securities they own. The Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a “constructive sale”, requiring the Fund to recognize any taxable gain from the transaction.

The Funds may enter into reverse repurchase agreements, whereby a Fund sells securities concurrently with entering into an agreement to repurchase those securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on those securities. Reverse repurchase agreements are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings. There were no reverse repurchase agreements for the six months ended September 30, 2010.

Derivatives:

The Funds engaged in various portfolio investment strategies both to increase the return of the Fund and to economically hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The Funds are subject to credit risk, equity price risk and interest rate risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below:

Over the reporting period, the Funds engaged in interest rate futures contracts, swap agreements and options as a means of managing interest rate risk and yield curve positioning consistent with the advisor’s current market perspectives. Additionally, credit default swaps were held for the purposes of (1) hedging valuation risks specific to identified market segments, industries and credits and (2) efficiently gaining income-bearing exposures to selected market segments, industries and credits. The market value of these instruments, realized and changes in unrealized gains and losses, the types of contracts are included in the Schedule of Portfolio Investments and the Notes to Financial Statements.

Options - The Funds purchased and wrote call and put options on securities, securities indices and on foreign currencies. A Fund may purchase put options on securities to seek to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may purchase call options on securities to seek to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may write a call or put option only if the option is covered by the Fund’s holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the sum of the premium and exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it maybe required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

The Funds may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Funds to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, the Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer).

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Futures - The Funds purchased or sold exchange-traded futures contracts, which are contracts that obligate the Fund to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Funds may use futures contracts to manage exposure to the stock and bond markets or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Adviser to the Fund may be attempting to sell some or all the Fund holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Fund, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Futures transactions involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade.

Swaps - The Funds invested in swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A swap contract may not be assigned without the consent of the counterparty (and in certain circumstances may not be assignable), and may result in losses in the event of a default or bankruptcy of the counterparty.

The Funds entered into credit default swap agreements. The buyer in a credit default contract is obligated to pay the seller a periodic, stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the par value (full notional value) of the reference obligation in exchange for the reference obligation. The Funds may be either the buyer or seller in such transactions. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller of a credit default swap, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

The Funds entered into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Funds’ maximum risk of loss due to counterparty default is the discounted net asset value of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life. The Funds enter into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk).

The Funds wrote (sold) and purchased put and call swaptions. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a new swap agreement, or to shorten, extend, cancel or modify an existing swap agreement, on a future date on specified terms. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. At September 30, 2010, the Funds did not hold swaptions.

In addition to the securities listed above, the AlphaTrak 500 Fund invested in the following equity derivative instruments with a notional or contractual value up to its total assets: S&P 500 Index futures contracts, Mini S&P 500 Index futures contracts, options on the S&P 500 Index and S&P futures, and swap agreements involving the S&P 500 Index. When the above listed S&P Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest up to 100% in the common stocks that comprise the S&P 500 Index. The Fund may also invest up to 25% of its total assets in these stocks indirectly by purchasing interests in one or more mutual funds, asset pools, or trusts that invest in such stocks.

The Funds also entered into total return swap agreements. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of LIBOR based cashflows. The total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. The total return swap is a mechanism for the user to accept the economic

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Notes to Financial Statements (continued)

benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties.

As a result, unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statements of Assets and Liabilities. The change in the value of the swaps, including periodic amounts of interest paid or received on swaps is reported as unrealized gains or losses in both the Statements of Assets and Liabilities and the Statements of Operations. A realized gain or loss is recorded upon payment or termination of swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used upon payment or receipt of a periodic payment or termination of swap agreements to express the extent of involvement in these transactions, but the amounts subject to credit risk are much smaller. At September 30, 2010 (Unaudited), the Funds had outstanding swap agreements as listed in the Funds’ Schedules of Portfolio Investments. Swap transactions present risk of loss in excess of the related amounts in the Statements of Assets and Liabilities.

4.	RISK CONSIDERATIONS

Market Risk: Because the values of the Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk: The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk: The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Funds’ investment portfolio, the greater the change in value.

Mortgage-Backed and Other Asset-Backed Securities Risk: Each Fund may invest in mortgage-backed or other asset-backed securities. The values of some mortgaged-backed or other asset-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rate of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk: Use of derivatives, which at times is an important part of the Funds’ investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Credit Risk: The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Funds invest also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

Certain of the Funds invest a material portion of their assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Funds.

Mortgage- backed securities (“MBS”) and Asset-backed securities (“ABS”) are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest-only, principal-only, etc.), the security of the claim on the underlying assets, (senior, mezzanine and subordinated), as well as

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Notes to Financial Statements (continued)

types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.) In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity take-out), the borrower’s credit quality (e.g. FICO score), and whether the loan is a first trust deed or a second lien.

The mortgage industry lacks a single bright-line as to what separates a subprime loan from an Alt-A loan. Often it is a combination of loan characteristics involving both borrower criteria as well as collateral criteria that determine which category a loan is placed in. However, in order to be both conservative and objective as possible, the Adviser applied the following criteria to the Funds’ residential mortgage and asset-backed holdings in coming up with its categorizations:

Sub Prime - Any asset-backed bond whose collateral was residential mortgages were considered to be subprime, provided that the loans did not belong to the classification of manufactured housing loans.

Alt-A - Any mortgage-backed security whose average borrower FICO score was less than 730 and/or was listed as an Alt-A pool by Bloomberg were considered to be Alt-A bonds.

Counterparty Risk: The Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their fair value recorded in the Funds’ Statements of Assets and Liabilities.

While no single measure can account for all the risk factors, one of the most commonly referenced aggregate risk metrics is the bond’s ratings per Moody’s and S&P. As of September 30, 2010, the market value exposure of these positions was as follows:

		% OF TOTAL NET ASSETS BY CREDIT QUALITY (UNAUDITED)
PORTFOLIO	MARKET VALUE	AAA	AA	A	BBB	BIG*
Ultra Short Bond Fund
Alt-A	$ 13,436,758	5.04%	0.32%	1.02%	1.23%	8.52%
Sub Prime	9,470,485	1.79%	1.32%	1.21%	0.05%	7.00%
Low Duration Bond Fund
Alt-A	186,099,715	1.15%	0.13%	0.00%	0.73%	8.34%
Sub Prime	205,018,887	4.28%	1.26%	0.32%	1.03%	4.52%
Intermediate Bond Fund
Alt-A	8,261,432	0.42%	0.00%	0.00%	0.00%	3.13%
Sub Prime	22,363,479	3.78%	0.34%	0.62%	0.37%	4.50%
Total Return Bond Fund
Alt-A	514,531,835	0.37%	0.03%	0.05%	0.00%	3.68%
Sub Prime	996,450,481	1.73%	0.79%	0.07%	0.62%	4.77%
High Yield Bond Fund
Alt-A	-	0.00%	0.00%	0.00%	0.00%	0.00%
Sub Prime	10,878,629	0.04%	0.14%	0.00%	0.34%	0.25%
Strategic Income Fund
Alt-A	8,856,106	0.54%	0.00%	0.00%	0.29%	2.36%
Sub Prime	36,563,430	3.34%	0.77%	0.00%	1.74%	7.31%
Alpha Trak 500 Fund
Alt-A	1,586,261	3.29%	0.78%	0.97%	0.52%	8.07%
Sub Prime	2,147,127	7.89%	5.09%	0.00%	0.00%	5.47%

    * Below Investment Grade

5.	SECURITIES TRANSACTIONS

Investment transactions for the six months ended September 30, 2010 excluding U.S. Government and short-term investments, were as follows:

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Notes to Financial Statements (continued)

PORTFOLIO	PURCHASES	SALES
Ultra Short Bond Fund	$39,003,720	$27,170,477
Low Duration Bond Fund	709,071,451	214,307,585
Intermediate Bond Fund	70,854,914	52,484,512
Total Return Bond Fund	6,850,947,995	4,579,347,166
High Yield Bond Fund	635,462,062	134,560,768
Strategic Income Fund	145,139,212	102,172,104
AlphaTrak 500 Fund	2,632,428	976,790

Investment transactions in U.S. Government securities for the six months ended September 30, 2010 were as follows:

PORTFOLIO	PURCHASES	SALES
Ultra Short Bond Fund	$2,362,538	$–
Low Duration Bond Fund	496,910,243	351,171,740
Intermediate Bond Fund	89,130,951	72,001,571
Total Return Bond Fund	4,854,527,108	3,592,029,627
High Yield Bond Fund	40,887,463	–
Strategic Income Fund	5,870,931	–
Alpha Trak 500 Fund	200,982	–

Transactions in options contracts written for the six months ended September 30, 2010 were as follows:

	INTERMEDIATE BOND FUND		TOTAL RETURN BOND FUND
	CONTRACTS	PREMIUMS	CONTRACTS	PREMIUMS
Outstanding at March 31, 2010	–	$–	–	$–
Option written during period	75	49,681	3,525	2,336,726
Option exercised during period	–	–	–	–
Options expired during period	–	–	–	–
Options closed during period	–	–	–	–

Outstanding at September 30, 2010	75	$49,681	3,525	$2,336,726

	HIGH YIELD BOND FUND		STRATEGIC INCOME FUND
	CONTRACTS	PREMIUMS	CONTRACTS	PREMIUMS
Outstanding at March 31, 2010	–	$–	–	$–
Option written during period	900	744,141	75	49,681
Option exercised during period	–	–	–	–
Options expired during period	–	–	–	–
Options closed during period	–	–	–	–

Outstanding at September 30, 2010	900	$744,141	75	$49,681

6.	INVESTMENT ADVISORY SERVICES AND OTHER TRANSACTIONS

As compensation for advisory services, the Adviser charges the Ultra Short Bond Fund, the Low Duration Bond Fund, the Intermediate Bond Fund, the Total Return Bond Fund, and the High Yield Bond Fund a fee, computed daily and payable monthly, at an annual rate of 0.25%, 0.30%, 0.35%, 0.35%, and 0.50%, respectively, of each Fund’s average daily net assets. The Adviser charges the AlphaTrak 500 Fund a basic fee of 0.35% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.35% of the Fund’s average daily net assets for the relevant three-month performance period), depending on whether, and to what extent, the investment performance of the AlphaTrak 500 Fund before management fees, for the relevant performance period, exceeds or is exceeded by, the performance of the S&P 500 Index, plus an annualized margin of 1.00% over the same period. Under this agreement, the basic fee was increased by 0.20% resulting in $29,801 total management fees for the period ended September 30, 2010. The Adviser charges the Strategic Income Fund a basic fee of 1.20% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.70% of the Fund’s average daily net assets for the relevant twelve month performance

128 / Semi-Annual Report September 2010

Notes to Financial Statements (continued)

period), depending on whether, and to what extent, the investment performance of the Strategic Income Fund, for the relevant performance period, exceeds or is exceeded by, the performance of the Merrill Lynch 3 Month U.S. Treasury Bill Index, plus 2.00% over the same period. Under this agreement, the basic fee was increased by 0.62% resulting in $2,121,900 of total management fees for the period ended September 30, 2010.

The Adviser has agreed in an operating expenses agreement with the Trust to limit each Fund’s expenses as described in the table below. The operating expenses agreement has a one-year term, renewable at the end of each fiscal year. Each Fund has agreed to reimburse the Adviser, for a period of up to three years, for any such payments to the extent that the Fund’s operating expenses are otherwise below its expense cap (excluding the AlphaTrak 500 Fund and the Strategic Income Fund, which shall reimburse the Adviser to the extent that the Fund’s other expenses, are below an agreed-upon cap). The Adviser’s obligation will not be recorded as a liability on the books of the applicable Fund to the extent that the total operating expenses (other expenses with respect to the AlphaTrak 500 Fund and the Strategic Income Fund) of the Fund are at or above the expense cap. However, if the total operating expenses (other expenses with respect to the AlphaTrak 500 Fund and the Strategic Income Fund) of a Fund fall below the expense cap, the reimbursement to the Adviser (up to the cap) will be accrued by the Fund as a liability if the Adviser seeks to recoup those amounts and the independent trustees have approved that reimbursement. The Adviser may not request or receive reimbursement from a Fund for prior reductions or reimbursements before the payment of a Fund’s operating expenses for the year. Investment advisory fees and related voluntary expense limitations for the period ended September 30, 2010, were as follows:

	INVESTMENT ADVISORY FEE RATE			VOLUNTARY EXPENSE LIMITATION
PORTFOLIO	CLASS M	CLASS I	ADMINSTRATIVE CLASS	CLASS M	CLASS I	ADMINSTRATIVE CLASS
Ultra Short Bond Fund	0.25%	0.25%	N/A	0.50%	0.34%	N/A
Low Duration Bond Fund	0.30	0.30	0.30%	0.58	0.39	0.78%
Intermediate Bond Fund	0.35	0.35	N/A	0.65	0.44	N/A
Total Return Bond Fund	0.35	0.35	0.35	0.65	0.44	0.85
High Yield Bond Fund	0.50	0.50	N/A	0.80	0.55	N/A
Strategic Income Fund	0.50 - 1.90	0.50 - 1.90	N/A	0.20 - 2.35	0.20 - 2.10	N/A
AlphaTrak 500 Fund	0.00 - 0.70	N/A	N/A	0.20 - 0.90	N/A	N/A

At September 30, 2010, the balance of recoupable expenses with expiration dates for the Funds were as follows:

PORTFOLIO	2010	2011	2012	TOTAL
Ultra Short Bond Fund	$115,430	$181,484	$204,094	$501,008
Low Duration Bond Fund	173,746	473,126	350,652	997,524
Intermediate Bond Fund	130,872	185,919	198,493	515,284
Total Return Bond Fund	–	52,140	–	52,140
High Yield Bond Fund	180,613	223,872	290,531	695,016
AlphaTrak 500 Fund	–	–	38,492	38,492

For the six months ended September 30, 2010, the Adviser recouped $29,156 from Class M, $22,968 from Class I and $16 from the Administrative Class of the Total Return Bond Fund.

Certain officers and trustees of the Funds are also officers and directors of the Adviser. Such officers and trustees serve without direct compensation from the Funds. Each of the independent trustees receives an annual retainer of $12,000 and $3,000 for each meeting of the Board attended. The Trust has an unfunded, non-qualified deferred compensation plan (the “Plan”) for certain eligible Trustees. The Plan allows Trustees to defer some or all of their annual trustees’ fees otherwise payable by the Trust for a minimum of three years. The fees deferred are posted to a bookkeeping account maintained by the Trust. The various series of the Trust will use the returns on those Funds selected by the Trustee to determine the income, gains and losses to allocate to the account. At the time for commencing distributions from a Trustee’s deferral account, which is no later than when the Trustee ceases to be a member of the Board, deferred fees will be paid out in a single sum in cash or a maximum of ten annual installments. The expenses related to the annual retainer, meeting fees, and/or any fluctuation in the selected Funds under the Plan are recorded in Trustees’ fees and expenses on the Statements of Operations.

7.	SHARE MARKETING (12b-1) PLAN AND SHAREHOLDER SERVICING PLAN

The Trust has a Share Marketing Plan (or the “Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to Class M shares of the Ultra Short Bond Fund, the Low Duration Bond Fund, the Intermediate Bond Fund, the Total Return Bond Fund, the High Yield Bond

Semi-Annual Report September 2010 / 129

Notes to Financial Statements (continued)

Fund, the Strategic Income, the AlphaTrak 500 Fund and the Administrative Class shares of the Low Duration Bond Fund and Total Return Bond Fund. The Total Return Bond Fund and Low Duration Bond Fund began accruing for Rule 12b-1 expenses on April 1, 2000 for the Class M shares. The Low Duration Bond Fund and Total Return Bond Funds’ Administrative Class shares began accruing 12b-1 on September 23, 2009 and December 21, 2009, respectively. The High Yield Bond Fund began accruing for Rule 12b-1 expenses on October 2, 2002. The Ultra Short Bond Fund, the Intermediate Bond Fund, and the Strategic Income Fund began accruing for Rule 12b-1 expenses on July 2, 2003. Under the Plan, the Trust pays PFPC Distributors, Inc., as the Trust’s distribution coordinator, an annual fee up to 0.25% of each Fund’s aggregate average daily net assets to reimburse expenses in connection with the promotion and distribution of shares of the respective Fund. The Adviser has undertaken to limit the Rule 12b-1 expenses to 0.16% for the Ultra Short Bond Fund, 0.19% for the Low Duration Bond Fund, and 0.21% for the Intermediate Bond Fund and the Total Return Bond Fund, for the period ended September 30, 2010. The AlphaTrak 500 Fund is currently not incurring Rule 12b-1 fees.

The Funds’ Board of Trustees have adopted a Shareholder Servicing Plan that allows each Fund to pay to broker-dealers and other financial intermediaries a fee for shareholder services provided to Fund shareholders who invest in the Administrative Class shares of a Fund through the intermediary. The fee is payable under the Plan at an annual rate not to exceed 0.25% of the particular Fund’s average daily net assets attributable to the Administrative Share class but the Adviser has undertaken to limit these expenses for the current fiscal year to 0.20% of the Fund’s average daily net assets invested through the intermediary.

8.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share. Transactions in shares of beneficial interest were as follows:

	ULTRA SHORT BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I

	PERIOD ENDED SEPTEMBER 30, 2010 (UNAUDITED)	YEAR ENDED MARCH 31, 2010	PERIOD ENDED SEPTEMBER 30, 2010 (UNAUDITED)	YEAR ENDED MARCH 31, 2010

Change in Fund shares:
Shares outstanding at beginning of period	5,455,703	10,183,453	19,750,261	17,021,566

Shares sold	2,965,933	3,519,132	3,725,007	12,330,024
Shares issued through reinvestment of distributions	86,296	298,824	330,829	771,853
Shares redeemed	(2,192,171)	(8,545,706)	(11,500,693)	(10,373,182)

Net increase/(decrease) in fund shares	860,058	(4,727,750)	(7,444,857)	2,728,695

Shares outstanding at end of period	6,315,761	5,455,703	12,305,404	19,750,261

	LOW DURATION BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I	ADMINIS- TRATIVE CLASS	ADMINIS- TRATIVE CLASS
	PERIOD ENDED SEPTEMBER 30, 2010 (UNAUDITED)	YEAR ENDED MARCH 31, 2010	PERIOD ENDED SEPTEMBER 30, 2010 (UNAUDITED)	YEAR ENDED MARCH 31, 2010	PERIOD ENDED SEPTEMBER 30, 2010 (UNAUDITED)	PERIOD ENDED MARCH 31, 2010

Change in Fund shares:
Shares outstanding at beginning of period	125,740,926	92,695,812	57,970,290	44,315,814	96,978	–

Shares sold	43,577,393	83,686,592	12,231,032	31,185,168	220,437	137,016
Shares issued through reinvestment of distributions	2,077,755	4,768,684	819,168	1,983,525	2,539	551
Shares redeemed	(25,167,502)	(55,410,162)	(11,881,321)	(19,514,217)	(72,479)	(40,589)

Net increase in fund shares	20,487,646	33,045,114	1,168,879	13,654,476	150,497	96,978

Shares outstanding at end of period	146,228,572	125,740,926	59,139,169	57,970,290	247,475	96,978

130 / Semi-Annual Report September 2010

Notes to Financial Statements (continued)

	INTERMEDIATE BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	PERIOD ENDED SEPTEMBER 30, 2010 (UNAUDITED)	YEAR ENDED MARCH 31, 2010	PERIOD ENDED SEPTEMBER 30, 2010 (UNAUDITED)	YEAR ENDED MARCH 31, 2010
Change in Fund shares:
Shares outstanding at beginning of period	4,405,566	2,848,988	15,968,289	15,432,361

Shares sold	1,363,455	2,312,671	2,665,914	2,424,537
Shares issued through reinvestment of distributions	94,228	201,991	274,667	751,058
Shares redeemed	(442,144)	(958,084)	(4,162,207)	(2,639,667)

Net increase/(decrease) in fund shares	1,015,539	1,556,578	(1,221,626)	535,928

Shares outstanding at end of period	5,421,105	4,405,566	14,746,663	15,968,289

	TOTAL RETURN BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I	ADMINIS- TRATIVE CLASS	ADMINIS- TRATIVE CLASS
	PERIOD ENDED SEPTEMBER 30, 2010 (UNAUDITED)	YEAR ENDED MARCH 31, 2010	PERIOD ENDED SEPTEMBER 30, 2010 (UNAUDITED)	YEAR ENDED MARCH 31, 2010	PERIOD ENDED SEPTEMBER 30, 2010 (UNAUDITED)	YEAR ENDED MARCH 31, 2010
Change in Fund shares:
Shares outstanding at beginning of period	457,204,615	368,354,592	372,615,691	227,450,479	117,394	–

Shares sold	168,261,737	215,154,165	137,822,468	245,671,670	405,175	166,801
Shares issued through reinvestment of distributions	11,086,447	20,745,923	8,204,102	16,095,403	4,908	396
Shares redeemed	(58,015,614)	(147,050,065)	(56,246,286)	(116,601,861)	(7,695)	(49,803)

Net increase in fund shares	121,332,570	88,850,023	89,780,284	145,165,212	402,388	117,394

Shares outstanding at end of period	578,537,185	457,204,615	462,395,975	372,615,691	519,782	117,394

	HIGH YIELD BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	PERIOD ENDED SEPTEMBER 30, 2010 (UNAUDITED)	YEAR ENDED MARCH 31, 2010	PERIOD ENDED SEPTEMBER 30, 2010 (UNAUDITED)	YEAR ENDED MARCH 31, 2010
Change in Fund shares:
Shares outstanding at beginning of period	50,340,590	7,933,973	24,228,997	13,970,584

Shares sold	47,569,467	56,580,709	29,396,742	17,926,550
Shares issued through reinvestment of distributions	2,147,853	2,456,478	1,030,627	1,676,610
Shares redeemed	(16,713,659)	(16,630,570)	(4,891,071)	(9,344,747)

Net increase in fund shares	33,003,661	42,406,617	25,536,298	10,258,413

Shares outstanding at end of period	83,344,251	50,340,590	49,765,295	24,228,997

Semi-Annual Report September 2010 / 131

Notes to Financial Statements (continued)

	STRATEGIC INCOME FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	PERIOD ENDED SEPTEMBER 30, 2010 (UNAUDITED)	YEAR ENDED MARCH 31, 2010	PERIOD ENDED SEPTEMBER 30, 2010 (UNAUDITED)	YEAR ENDED MARCH 31, 2010
Change in Fund shares:
Shares outstanding at beginning of period	6,430,444	1,410,392	22,508,860	20,979,951

Shares sold	9,315,613	9,059,797	280,809	5,519,875
Shares issued through reinvestment of distributions	219,411	276,324	175,648	775,424
Shares redeemed	(5,755,782)	(4,316,069)	(891,440)	(4,766,390)

Net increase/(decrease) in fund shares	3,779,242	5,020,052	(434,983)	1,528,909

Shares outstanding at end of period	10,209,686	6,430,444	22,073,877	22,508,860

	ALPHA TRAK FUND
	CLASS M	CLASS M
	PERIOD ENDED SEPTEMBER 30, 2010 (UNAUDITED)	YEAR ENDED MARCH 31, 2010
Change in Fund shares:
Shares outstanding at beginning of period	2,909,404	20,022,253

Shares sold	633,953	3,875,138
Shares issued through reinvestment of distributions	86,465	2,928,488
Shares redeemed	(602,128)	(23,916,475)

Net increase/(decrease) in fund shares	118,290	(17,112,849)

Shares outstanding at end of period	3,027,694	2,909,404

Redemption Fee:

Effective May 26, 2009, the High Yield Bond Fund no longer charges a redemption fee. Prior to this date, the High Yield Bond Fund charged a 1.00% redemption fee when shares were redeemed (either by selling or by exchanging into another fund) within six months of purchase. The redemption fee was assessed on the net asset value of the shares redeemed or exchanged and withheld from the redemption proceeds and paid directly to the Fund.

9.	FEDERAL TAX INFORMATION

Capital Loss Carryforwards:

At March 31, 2010, the following Funds had available for federal income tax purposes unused capital losses as follows:

FUND	EXPIRING IN 2014	EXPIRING IN 2015	EXPIRING IN 2016	EXPIRING IN 2017	EXPIRING IN 2018
Ultra Short Bond Fund	$ –	$ 171,312	$1,489,244	$ 17,068,161	$14,894,875
Low Duration Bond Fund	5,831,064	–	–	99,373,584	21,084,552
Total Return Bond Fund	–	–	–	140,337,903	–
High Yield Bond Fund	–	–	–	4,931,657	–
Strategic Income Fund	61,791	1,235,093	9,036,932	47,852,416	18,806,808
AlphaTrak 500 Fund	–	–	–	60,439,961	23,684,663

For the year ended March 31, 2010, the Intermediate Bond, Total Return Bond and High Yield Bond utilized capital loss carry forwards of $3,098,824, $22,564,839 and 2,796,184, respectively.

132 / Semi-Annual Report September 2010

Notes to Financial Statements (continued)

Tax Basis of Distributable Income:

As of March 31, 2010, the components of accumulated earnings/(accumulated losses) on a tax basis were as follows:

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Undistributed ordinary income/(loss) (inclusive of short-term gains)	$ 5,966	$ 271,455	$ –	$ 3,987,671
Accumulated capital loss carryforwards and post-October losses	(43,156,736)	(168,232,662)	(76,923)	(140,947,386)
Net unrealized appreciation/(depreciation)	(10,709,200)	(139,735,571)	3,978,846	375,436,600
Distributions payable	(5,964)	(270,185)	(128,717)	(3,597,129)

Total accumulated earnings/(losses)	$(53,865,934)	$(307,966,963)	$3,773,206	$234,879,756

	HIGH YIELD BOND FUND	STRATEGIC INCOME FUND	ALPHA TRAK 500 FUND
Undistributed ordinary income/(loss) (inclusive of short-term capital gains)	$345,705	$828,216	$195,634
Accumulated capital loss carryforwards and post-October losses	(4,931,657)	(112,671,928)	(97,310,251)
Net unrealized appreciation/(depreciation)	64,671,584	(21,833,077)	(1,668,882)
Distributions payable	(375,745)	(789,399)	(4,850)

Total accumulated earnings/(losses)	$59,709,887	$(134,466,188)	$(98,788,349)

Permanent differences incurred during the fiscal year ended March 31, 2010, resulting from differences in book and tax accounting have been reclassified at year-end as follows:

FUND	INCREASE/(DECREASE) PAID-IN-CAPITAL	INCREASE/(DECREASE) ACCUMULATED NET INVESTMENT INCOME/(LOSS)	INCREASE/(DECREASE) ACCUMULATED NET REALIZED GAIN/(LOSS)
Ultra Short Bond Fund	$–	$400,947	$(400,947)
Low Duration Bond Fund	1	2,211,059	(2,211,060)
Intermediate Bond Fund	(899,265)	(14,447)	913,712
Total Return Bond Fund	–	(1,628,151)	1,628,151
High Yield Bond Fund	–	(967,811)	967,811
Strategic Income Fund	–	894,156	(894,156)
AlphaTrak 500 Fund	–	8,848,735	(8,848,735)

Tax Basis of Distributions to Shareholders:

	ULTRA SHORT BOND FUND		LOW DURATION BOND FUND

	MARCH 31, 2010	MARCH 31, 2009	MARCH 31, 2010	MARCH 31, 2009
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$5,225,916	$8,771,418	$57,250,557	$96,174,271

Total taxable distributions	$5,225,916	$8,771,418	$57,250,557	$96,174,271

	INTERMEDIATE BOND FUND		TOTAL RETURN BOND FUND

	MARCH 31, 2010	MARCH 31, 2009	MARCH 31, 2010	MARCH 31, 2009

Distributions from:
Ordinary income (inclusive of short-term capital gains)	$ 9,867,461	$10,614,804	$400,597,041	$414,320,160
Net long-term capital gains	–	861,109	–	17,387,853
Return of Capital	899,265	19,048	–	–

Total taxable distributions	$10,766,726	$11,494,961	$400,597,041	$431,708,013

Semi-Annual Report September 2010 / 133

Notes to Financial Statements (continued)

	HIGH YIELD BOND FUND		STRATEGIC INCOME FUND
	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,
	2010	2009	2010	2009
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$42,774,548	$13,013,501	$20,564,090	$29,621,411

Total taxable distributions	$42,774,548	$13,013,501	$20,564,090	$29,621,411

			ALPHATRAK 500 FUND
			MARCH 31, 2010	MARCH 31, 2009
Distributions from:
Ordinary income (inclusive of short-term capital gains)			$11,128,803	$ –
Return of Capital			–	795,847

Total taxable distributions			$11,128,803	$795,847

10.	INDEMNIFICATIONS

Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown, as this would involve further claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

11.	SUBSEQUENT EVENTS

Events or transactions occurring subsequent to September 30, 2010 through the date the financial statements were issued, have been evaluated by management in the preparation of the financial statements and no items were noted requiring additional disclosure. Management has not evaluated events after September 30, 2010 for presentation in these financial statements.

134 / Semi-Annual Report September 2010

Special Meeting of Shareholders - Voting Results

(Unaudited)

On March 31, 2010, the Trust held a Special Meeting of Shareholders to consider a new Investment Management Agreement with Metropolitan West Asset Management, LLC (the “Adviser”), the investment adviser for the Metropolitan West Funds. The Funds’ existing Investment Advisory Agreement was expected to automatically terminate as a result of an acquisition of the Adviser by the TCW Group, Inc. Shareholders of record on February 9, 2010 were entitled to vote on the proposal to approve a new Investment Advisory Agreement substantively the same as the prior Investment Advisory Agreement, including the same fees other than additional limits applicable to performance adjustments for the AlphaTrak 500 Fund and Strategic Income Fund. The proposal was approved by shareholders of the Metropolitan West Total Return Bond Fund, Metropolitan West AlphaTrak 500 Fund, Metropolitan West High Yield Bond Fund, Metropolitan West Ultra Short Bond Fund, and Metropolitan West Low Duration Bond Fund on March 31, 2010. The Special Meeting was adjourned until April 9, 2010 for the Metropolitan West Strategic Income Fund and the Metropolitan West Intermediate Bond Fund at which time the proposal was approved by shareholders of the respective funds. The following votes were recorded:

PROPOSAL 1: Approval of a new Investment Management Agreement with the Adviser.

FUND		DOLLARS VOTED	% OF SHARES PRESENT
Ultra Short Bond Fund	Affirmative	$76,103,544.56	99.28%
	Withheld	$312,106.83	0.41%
	Abstain	$239,016.64	0.24%
Low Duration Bond Fund	Affirmative	$691,140,153.53	86.71%
	Withheld	$9,966,969.03	1.25%
	Abstain	$28,847,332.50	3.62%
	Uninstructed	$67,126,524.56	8.42%
Intermediate Bond Fund	Affirmative	$138,453,101.77	99.74%
	Withheld	$303,900.00	0.22%
	Abstain	$58,296.14	0.04%
Total Return Bond Fund	Affirmative	$3,626,922,488.98	82.81%
	Withheld	$47,742,440.62	1.09%
	Abstain	$151,376,819.42	3.46%
	Uninstructed	$553,762,200.75	12.64%
High Yield Bond Fund	Affirmative	$258,890,009.60	81.54%
	Withheld	$4,053,868.83	1.28%
	Abstain	$16,802,112.00	5.29%
	Uninstructed	$37,763,205.00	11.89%
Strategic Income Fund	Affirmative	$153,327,562.09	99.58%
	Withheld	$211,845.02	0.14%
	Abstain	$428,818.65	0.28%
AlphaTrak 500 Fund	Affirmative	$15,659,017.35	99.74%
	Withheld	$9,640.83	0.06%
	Abstain	$30,742.61	0.20%

Semi-Annual Report September 2010 / 135

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BOARD OF TRUSTEES

Andrew Tarica

Patrick Moore

Laird Landmann

Peter McMillan

Martin Luther King, III

Daniel D. Villanueva

Ronald J. Consiglio

Robert G. Rooney

OFFICERS

David Lippman

President and Principal Executive Officer

David S. DeVito

Treasurer, Chief Financial Officer and Principal

Accounting Officer

Vincent Bencivenga

Chief Compliance Officer

ADVISER

Metropolitan West Asset Management, LLC

865 South Figueroa Street, Floor 1800

Los Angeles, CA 90017

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

TRANSFER AGENT BNY Mellon Investment Servicing (U.S.) Inc. 760 Moore Road King of Prussia, PA 19406	For Additional Information about the Metropolitan West Funds call: (213) 244-0000 or (800) 241-4671 (toll-free) www.mwamllc.com
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Deloitte & Touche LLP 1700 Market Street Philadelphia, PA 19103

A description of the Funds’ proxy voting policies, procedures, and how the Funds’ voted proxies relating to portfolio’s securities during the most recent 12 month period ending June 30 are available (i) without charge, upon request, by calling(800) 241-4671; (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

DISTRIBUTOR BNY Mellon Distributors Inc. 760 Moore Road King of Prussia, PA 19406

This report is submitted for general information to the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus, which includes details regarding the Funds’ objectives, policies, expenses and other information.

LEGAL COUNSEL Paul, Hastings, Janofsky & Walker LLP 55 Second Street, 24th Floor San Francisco, CA 94105-3441	METSAR2010

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Metropolitan West Funds

By (Signature and Title)*	/s/ David Lippman
David Lippman, President and Principal Executive Officer
(principal executive officer)

Date          12/8/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David Lippman
David Lippman, President and Principal Executive Officer
(principal executive officer)

Date          12/8/10

By (Signature and Title)*	/s/ David S. DeVito
David S. DeVito, Treasurer
(principal financial officer)

Date          12/8/10

*	Print the name and title of each signing officer under his or her signature.